                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-09036

                                   ----------

                             UBS Relationship Funds
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Mark F. Kemper, Esq.
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                                Bruce Leto, Esq.
                       Stradley Ronon Stevens & Young, LLP
                            2600 One Commerce Square
                            Philadelphia, PA 215-564

        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2004

ITEM 1.  REPORTS TO STOCKHOLDERS.

[UBS GLOBAL ASSET MANAGEMENT LOGO]


UBS GLOBAL SECURITIES RELATIONSHIP FUND
UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND
UBS LARGE CAP SELECT EQUITY RELATIONSHIP FUND
UBS U.S. LARGE CAP VALUE EQUITY RELATIONSHIP FUND
UBS SMALL CAP EQUITY RELATIONSHIP FUND
UBS INTERNATIONAL EQUITY RELATIONSHIP FUND
UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND
UBS U.S. CASH MANAGEMENT PRIME RELATIONSHIP FUND
UBS U.S. BOND RELATIONSHIP FUND
UBS HIGH YIELD RELATIONSHIP FUND
UBS EMERGING MARKETS DEBT RELATIONSHIP FUND
UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND
UBS CORPORATE BOND RELATIONSHIP FUND
UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND


ANNUAL REPORT
DECEMBER 31, 2004

TABLE OF CONTENTS

PERFORMANCE AND SCHEDULES OF INVESTMENTS
     UBS Global Securities Relationship Fund                                   2
     UBS U.S. Large Cap Equity Relationship Fund                              18
     UBS Large Cap Select Equity Relationship Fund                            24
     UBS U.S. Large Cap Value Equity Relationship Fund                        30
     UBS Small Cap Equity Relationship Fund                                   36
     UBS International Equity Relationship Fund                               43
     UBS Emerging Markets Equity Relationship Fund                            50
     UBS U.S. Cash Management Prime Relationship Fund                         56
     UBS U.S. Bond Relationship Fund                                          59
     UBS High Yield Relationship Fund                                         68
     UBS Emerging Markets Debt Relationship Fund                              76
     UBS U.S. Securitized Mortgage Relationship Fund                          83
     UBS Corporate Bond Relationship Fund                                     91
     UBS Opportunistic High Yield Relationship Fund                           98

Statements of Assets and Liabilities                                         104

Statements of Operations                                                     106

Statements of Changes in Net Assets                                          108

Financial Highlights                                                         114

Notes to Financial Statements                                                121

Report of Independent Registered Public Accounting Firm                      128

Trustee & Officer Information                                                130

UBS GLOBAL SECURITIES RELATIONSHIP FUND

For the fiscal year ended December 31, 2004, UBS Global Securities Relationship Fund (the "Fund") returned 15.27%, outperforming the 12.87% return of its benchmark, the Global Securities Relationship Fund Index (the "Index").* Since inception on April 30, 1995, through period end, the Fund returned 10.96% on an annualized basis, outperforming the 8.90% annualized return of the Index. (Returns over various time periods are shown on page 4; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

During the period, asset allocation strategy was the principal contributor to the Fund's outperformance, with country and sector decisions adding incremental value.

EQUITIES: BOTTOM-UP RESEARCH AND ANALYSES GUIDED COUNTRY AND SECTOR STRATEGY

Investment decisions for the Fund are guided by our price to intrinsic value approach. This approach is founded on the belief that discrepancies between current price and intrinsic value offer opportunities to outperform. To identify these opportunities, we employ fundamental valuation techniques, and to evaluate opportunities, we analyze market behavior. Finally, when investment strategy is set, we weigh the magnitude of investment opportunities against the risks that capturing them will realize in the Fund. This process is particularly important in the asset allocation decision, wherein we make investment choices between broad categories of investments, or asset classes. Throughout 2004, our research and analysis led us to underweight global fixed income in favor of global equities. Importantly, we increased our allocation to emerging markets equities in May, and to US equities in August. On the whole, asset allocation strategy enhanced the Fund's relative performance over the period.

Within equities, the Fund benefited from its country allocation. We were underweighted to the US relative to the Index, but this was due primarily to our large underweight in technology hardware, rather than as a result of a preference for other equity markets. Our largest overweight position was in the UK, where our bottom-up analysis highlighted numerous sectors and securities that offered potential. We also saw strength from our exposure to equities in selected european markets and several emerging markets countries. The Fund also benefited from its underweight exposure to Japan, where the slowing pace of growth and concerns regarding the export sector hindered market returns.

Sector allocation also contributed to performance, especially our overweights in financial services and telecommunications, and our underweight in technology hardware. In financial services, we bypassed the troubled insurance industry for what we considered to be more favorable areas, including banks and US diversified financial conglomerates. One important exception was in Japan, where we avoided bank exposure. Our telecommunications exposure benefited from strong stock selection, including positions in Vodafone and Nextel, the latter of which rose on an announced deal with Sprint.

Our decision to maintain an underweight in technology hardware throughout the fiscal year was driven by the fact that, despite a pickup in the global economy, corporate spending had not increased significantly. As a result, technology hardware did not meet projected earnings estimates, driving down stock prices from their 2003 highs. While we remain cautious about this sector, the lower prices have captured our attention, and we are researching potential opportunities for the future. The Fund also held an underweight position in energy. This hindered relative performance, as energy was strongly supported by rising oil prices over the year. Our research suggests that the stocks in this sector are at or beyond intrinsic value, however, and that oil prices are likely to stabilize and decline once the geopolitical situation clears.

FIXED INCOME: A CONSERVATIVE APPROACH TO A TIGHT SPREAD ENVIRONMENT

After a prolonged period of monetary stimulus, the US Federal Reserve Board and several other central banks announced interest rate increases in 2004. Ordinarily, rising rates are a negative for fixed income markets, but most country markets persevered, with yields falling and prices increasing from the beginning to the end of the reporting period. The exception to this trend was in the US, where Treasury yields rose substantially for shorter maturities while longer term issues remained largely unchanged. This development was the result, in part, of substantial foreign investments in the US fixed income market. By purchasing Treasuries, authorities in these foreign countries hoped to stop their currencies from appreciating against the US dollar, which, in turn, would make their exports appear more attractive.

We navigated these changing market conditions by relying on our research team's top-down and bottom-up analysis. From a top-down perspective, the team concluded that the global economic recovery was stronger than the market anticipated. We expected this recovery to lead to rising interest rates, and took steps to protect our fixed income holdings by shortening the Fund's average duration (duration is a measure of a portfolio's sensitivity to interest rates) below the Index level. This shorter duration strategy helped to protect the Fund, and contributed to relative performance.

Our bottom-up research directed the Fund's country and security decisions. At the country level, we favored opportunities in Europe and Asia over the US, as we considered the US fixed income market to be slightly overvalued, particularly US Treasuries. We began the fiscal year increasing our exposure to Japanese government bonds, buying into the market's weakness. However, we scaled back on these holdings as the year progressed, and ended the reporting period underweight relative to the Index. In our opinion, the Japanese fixed income market is currently overvalued based on our fundamental and

* AN UNMANAGED INDEX COMPILED BY THE ADVISOR, CONSTRUCTED AS FOLLOWS: 40% WILSHIRE 5000 INDEX; 22% MSCI WORLD EX USA (FREE) INDEX; 21% CITIGROUP BIG BOND INDEX; 9% CITIGROUP NON-US WORLD GOVERNMENT BOND INDEX (UNHEDGED); 2% JP MORGAN EMBI GLOBAL INDEX; 3% MSCI EMERGING MARKETS FREE INDEX; AND 3% MERRILL LYNCH HIGH YIELD CASH PAY INDEX.

market behavior analysis. We also maintained an underweight exposure to the UK. This position hindered relative performance, as the UK was one of the best performing fixed income markets over the course of the year. Our analysis suggests that the UK market has risen beyond its intrinsic value, however, and we currently have no plans to raise our exposure.

Our higher quality focus hindered relative performance in an environment in which increasingly risk-tolerant investors favored the lower-quality portion of the fixed income markets for much of the reporting period. This strong demand, coupled with improving fundamentals at the country and security levels, put pressure on spreads, driving them down to near historic levels. (Spread is the premium investors are paid to hold bonds that are riskier than US Treasuries.) We do not have plans to make any significant changes to our average credit quality, however, since, in our opinion, higher prices and tight spreads have left the lower-grade bond market overvalued.

Currency strategy was flat for the year in added-value terms. The principal currency position was the portfolio's underweight to the UK pound, which appreciated during the year. The overweight to the euro, which also appreciated, mitigated, but did not offset, this negative result. The US dollar underweight and corresponding overweights to Asian currencies provided enough benefits to bring overall currency performance impact to neutral.

LOOKING AHEAD

The world's political and economic climate is undergoing significant changes that we feel will have a direct impact on the financial markets. We will be closely monitoring these changes from a top-down perspective to analyze the potential impact on current and prospective Fund positions. We will also rely on our proven research driven process to identify bottom-up opportunities at the sector and security levels.

Our investment strategy at this time is to maintain modest equity overweights versus the Index, particularly in select European and emerging markets. In fixed income, we expect to maintain or further reduce our underweight exposure to credit securities. We do not foresee any significant changes to our underweight of the US dollar and the British pound, in favor of Asian currencies.

TOTAL RETURN (UNAUDITED)

                                                1 YEAR       3 YEARS      5 YEARS     ANNUALIZED
                                                 ENDED        ENDED        ENDED      4/30/95* TO
                                               12/31/04     12/31/04     12/31/04      12/31/04
-------------------------------------------------------------------------------------------------
UBS GLOBAL SECURITIES RELATIONSHIP FUND            15.27%       13.53%       10.19%         10.96%
Global Securities Relationship Fund Index**        12.87         9.40         2.61           8.90
MSCI World Equity (Free) Index                     15.03         7.27        -2.21           7.76
Citigroup World Government Bond Index              10.35        14.86         8.79           6.52

*    PERFORMANCE INCEPTION DATE OF UBS GLOBAL SECURITIES RELATIONSHIP FUND.
** AN UNMANAGED INDEX COMPILED BY THE ADVISOR, CONSTRUCTED AS FOLLOWS: 40% WILSHIRE 5000 INDEX; 22% MSCI WORLD EX USA (FREE) INDEX; 21% CITIGROUP BIG BOND INDEX; 9% CITIGROUP NON-U.S. WORLD GOVERNMENT BOND INDEX (UNHEDGED); 2% JP MORGAN EMBI GLOBAL INDEX; 3% MSCI EMERGING MARKETS FREE INDEX; AND 3% MERRILL LYNCH HIGH YIELD CASH PAY INDEX.
     ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
     TOTAL RETURN DOES NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON A REDEMPTION OF FUND SHARES.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS Global Securities Relationship Fund, Global Securities Relationship Fund Index, MSCI World Equity (Free) Index and Citigroup World Government Bond Index if you had invested $100,000 on April 30, 1995. Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here.

[CHART]

UBS GLOBAL SECURITIES RELATIONSHIP FUND VS. GLOBAL SECURITIES RELATIONSHIP FUND INDEX, MSCI WORLD EQUITY (FREE) INDEX, AND CITIGROUP WORLD GOVERNMENT BOND INDEX+

              CITIGROUP WORLD       MSCI WORLD EQUITY      GLOBAL SECURITIES      UBS GLOBAL SECURITIES
           GOVERNMENT BOND INDEX      (FREE) INDEX      RELATIONSHIP FUND INDEX     RELATIONSHIP FUND
                  100000                 100000                 100000                   100000
                  102820                 100902                 102509                   103327
                  103427                 100869                 104072                   104439
                  103675                 105919                 107314                   106942
                  100108                 103555                 106938                   108458
                  102341                 106614                 109800                   110483
                  103098                 104958                 109109                   111333
                  104263                 108616                 112375                   114689
12/31/95          105358                 111804                 114450                   117169
                  104062                 113894                 116097                   119499
                  103531                 114587                 116839                   119014
                  103386                 116489                 117776                   120123
                  102973                 119226                 119668                   121860
                  102993                 119321                 120972                   122513
                  103807                 119957                 120956                   123345
                  105800                 115718                 117445                   121479
                  106213                 117086                 119475                   123345
                  106648                 121677                 123619                   127331
                  108643                 122515                 124854                   129524
                  110077                 129421                 130105                   134752
12/31/96          109185                 127365                 128946                   134788
                  106270                 128926                 130834                   136535
                  105473                 130395                 131449                   137807
                  104671                 127786                 128559                   135713
                  103750                 131977                 131162                   137315
                  106572                 140144                 137793                   143170
                  107840                 147116                 142726                   147309
                  106999                 153906                 148405                   152244
                  106935                 143490                 142965                   148346
                  109213                 151291                 149159                   153248
                  111484                 143349                 144349                   148553
                  109779                 145856                 145637                   148774
12/31/97          109449                 147639                 147387                   150625
                  110511                 151781                 149372                   152365
                  111406                 162047                 156602                   158346
                  110303                 168867                 161041                   162163
                  112068                 170518                 162625                   162402
                  112326                 168449                 160331                   161570
                  112494                 172389                 162367                   160484
                  112640                 172129                 161519                   160247
                  115704                 149185                 145178                   147689
                  121860                 151840                 150195                   152719
                  125467                 165589                 159158                   158546
                  123698                 175451                 165664                   162850
12/31/98          126184                 183980                 171636                   164985
                  125023                 188023                 174019                   165273
                  121010                 183027                 169405                   160936
                  121312                 190619                 174756                   163722
                  121264                 198165                 180835                   170446
                  119227                 190865                 176260                   167420
                  117140                 199743                 181645                   169486
                  120010                 199150                 180675                   169266
                  120562                 198781                 180174                   166730
                  122443                 196912                 179413                   164586
                  122382                 207139                 185820                   164564
                  121097                 212957                 190169                   165775
12/31/99          120806                 230205                 200556                   168271
                  118233                 217034                 193809                   163252
                  117382                 217600                 197277                   161036
                  121020                 232660                 204978                   166531
                  117063                 222813                 196766                   166719
                  117976                 217172                 192701                   167419
                  120843                 224483                 199735                   170690
                  118801                 218154                 196172                   169979
                  117910                 225260                 202968                   172285
                  117674                 213293                 196489                   169341
                  116179                 209724                 192855                   169296
                  118486                 196976                 183765                   170987
12/31/00          122733                 200094                 188305                   180592
                  122576                 203977                 193138                   185584
                  122527                 186761                 182308                   182461
                  118993                 174483                 173566                   176433
                  118570                 187397                 181953                   181073
                  118211                 185027                 181792                   181584
                  117130                 179219                 178664                   180531
                  120084                 176858                 177627                   181490
                  124600                 168382                 173587                   181890
                  125511                 153541                 162756                   171173
                  126504                 156495                 166450                   175993
                  124726                 165770                 172979                   184195
12/31/01          121514                 166824                 174185                   186799
                  119267                 161781                 171510                   185881
                  119884                 160391                 170890                   187363
                  119555                 167483                 175788                   192958
                  123833                 161830                 174068                   194908
                  127336                 162163                 174497                   196631
                  133483                 152338                 168286                   191333
                  134791                 139511                 158936                   181207
                  137150                 139776                 160492                   183801
                  138645                 124415                 150244                   168211
                  138076                 133609                 156852                   177381
                  138256                 140837                 162974                   186254
12/31/02          145210                 134035                 159773                   182485
                  147199                 129981                 157287                   178874
                  149263                 127742                 156221                   177455
                  149720                 127355                 156347                   177803
                  151515                 138691                 166134                   191479
                  158086                 146648                 174369                   201382
                  155532                 149215                 176417                   204484
                  150909                 152263                 177473                   206404
                  150091                 155562                 180809                   209890
                  158601                 156530                 183544                   213169
                  157805                 165843                 190760                   221587
                  160466                 168391                 193449                   225173
12/31/03          166862                 178990                 202088                   237133
                  167307                 181890                 205211                   239364
                  167564                 184982                 208179                   243680
                  169971                 183761                 208354                   243434
                  162690                 180032                 202608                   238125
                  163962                 181748                 203682                   238876
                  164317                 185529                 206875                   242864
                  163479                 179510                 202691                   237839
                  167347                 180337                 204950                   242739
                  169705                 183790                 208661                   247563
                  174719                 188323                 213116                   254069
                  181023                 198266                 221471                   264163
12/31/04          184131                 205884                 228097                   273346

+ Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction of taxes that would be paid on redemptions of fund shares for rebalancing.

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (as applicable), and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               BEGINNING            ENDING           EXPENSES PAID
                                             ACCOUNT VALUE       ACCOUNT VALUE      DURING PERIOD*
                                             JULY 1, 2004      DECEMBER 31, 2004   7/1/04 12/31/04
--------------------------------------------------------------------------------------------------
Actual                                     $        1,000.00   $        1,125.50   $          0.48
Hypothetical (5% return before expenses)            1,000.00            1,024.69              0.46

* Expenses are equal to the Fund's annualized expense ratio of 0.0894%, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one half year period).

TOP TEN EQUITY HOLDINGS (UNAUDITED)

AS OF DECEMBER 31, 2004

                                           PERCENTAGE OF
                                             NET ASSETS
--------------------------------------------------------
Citigroup, Inc.                                      1.7%
Johnson & Johnson                                    1.6
Nextel Communications, Inc., Class A                 1.4
Wells Fargo & Co.                                    1.4
Burlington Northern Santa Fe Corp.                   1.3
Morgan Stanley                                       1.2
Allergan, Inc.                                       1.1
ExxonMobil Corp.                                     1.1
Microsoft Corp.                                      1.1
Freddie Mac                                          1.1
--------------------------------------------------------
Total                                               13.0%

TOP TEN FIXED INCOME HOLDINGS (UNAUDITED)

AS OF DECEMBER 31, 2004

                                                             PERCENTAGE OF
                                                               NET ASSETS
--------------------------------------------------------------------------
U.S. Treasury Note 3.375%, due 09/15/09                                1.3%
U.S. Treasury Note 2.750%, due 07/31/06                                1.2
U.S. Treasury Note 4.000%, due 02/15/14                                0.8
Deutsche Bundesrepublik 6.000%, due 01/04/07                           0.6
Deutsche Bundesrepublik 6.000%, due 01/05/06                           0.5
Deutsche Bundesrepublik 6.500%, due 07/04/27                           0.5
Federal National Mortgage Association 6.500%, due 01/25/34             0.4
U.S. Treasury Bond 8.750%, due 05/15/17                                0.4
Federal Home Loan Mortgage Corp. 5.125%, due 07/15/12                  0.3
U.K. Gilts 4.750%, due 09/07/15                                        0.3
--------------------------------------------------------------------------
Total                                                                  6.3%

INDUSTRY DIVERSIFICATION (UNAUDITED)
AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2004

U.S. EQUITIES
  Aerospace & Defense                                                          0.87%
  Auto Components                                                              0.54
  Biotechnology                                                                1.04
  Building Products                                                            1.08
  Capital Markets                                                              2.10
  Commercial Banks                                                             1.82
  Commercial Services & Supplies                                               0.21
  Computers & Peripherals                                                      0.24
  Construction Materials                                                       0.60
  Diversified Financial Services                                               2.65
  Diversified Telecommunication Services                                       0.34
  Electric Utilities                                                           2.09
  Food & Staples Retailing                                                     2.02
  Health Care Equipment & Supplies                                             0.28
  Health Care Providers & Services                                             1.94
  Household Products                                                           0.57
  Insurance                                                                    1.18
  Internet & Catalog Retail                                                    0.38
  Machinery                                                                    0.96
  Media                                                                        3.65
  Multi-Utilities & Unregulated Power                                          0.53
  Multiline Retail                                                             0.38
  Oil & Gas                                                                    1.71
  Pharmaceuticals                                                              5.08
  Road & Rail                                                                  1.34
  Software                                                                     1.80
  Specialty Retail                                                             0.48
  Thrifts & Mortgage Finance                                                   1.10
  Wireless Telecommunication Services                                          1.39
                                                                             ------
    Total U.S. Equities                                                       38.37
INTERNATIONAL EQUITIES
  Air Freight & Logistics                                                      0.32
  Airlines                                                                     0.08
  Auto Components                                                              0.35
  Automobiles                                                                  0.60
  Beverages                                                                    0.72
  Biotechnology                                                                0.13
  Capital Markets                                                              0.46
  Chemicals                                                                    0.50
  Commercial Banks                                                             4.29
  Commercial Services & Supplies                                               0.35
  Communications Equipment                                                     0.31
  Construction & Engineering                                                   0.06
  Construction Materials                                                       0.49
  Consumer Finance                                                             0.12
  Diversified Financial Services                                               0.24
  Diversified Telecommunication Services                                       1.50
  Electric Utilities                                                           0.23
  Electronic Equipment & Instruments                                           0.75
  Food & Staples Retailing                                                     0.57
  Food Products                                                                0.50
  Health Care Equipment & Supplies                                             0.08
  Household Durables                                                           0.56
  Household Products                                                           0.30
  Insurance                                                                    1.53
  Internet & Catalog Retail                                                    0.13
  IT Services                                                                  0.09
  Leisure Equipment & Products                                                 0.13
  Machinery                                                                    0.20
  Media                                                                        0.84
  Metals & Mining                                                              0.26
  Multi-Utilities & Unregulated Power                                          0.12
  Multiline Retail                                                             0.04
  Office Electronics                                                           0.41
  Oil & Gas                                                                    2.29
  Paper & Forest Products                                                      0.37
  Pharmaceuticals                                                              1.62
  Real Estate                                                                  0.45
  Road & Rail                                                                  0.33%
  Semiconductors & Semiconductor Equipment                                     0.26
  Specialty Retail                                                             0.58
  Textiles, Apparel & Luxury Goods                                             0.10
  Tobacco                                                                      0.44
  Trading Companies & Distributors                                             0.28
  Wireless Telecommunication Services                                          1.16
                                                                             ------
    Total International Equties                                               25.14
                                                                             ------
    TOTAL EQUITIES                                                            63.51
                                                                             ------
U.S. BONDS
U.S. Corporate Bonds
  Aerospace & Defense                                                          0.03
  Airlines                                                                     0.02
  Automobiles                                                                  0.25
  Beverages                                                                    0.07
  Capital Markets                                                              0.23
  Chemicals                                                                    0.09
  Commercial Banks                                                             0.16
  Commercial Services & Supplies                                               0.04
  Communications Equipment                                                     0.01
  Consumer Finance                                                             0.23
  Diversified Financial Services                                               0.31
  Diversified Telecommunication Services                                       0.13
  Electric Utilities                                                           0.24
  Energy Equipment & Services                                                  0.04
  Food & Staples Retailing                                                     0.07
  Food Products                                                                0.06
  Gas Utilities                                                                0.01
  Hotels, Restaurants & Leisure                                                0.01
  Household Durables                                                           0.03
  Insurance                                                                    0.08
  IT Services                                                                  0.02
  Machinery                                                                    0.01
  Media                                                                        0.13
  Metals & Mining                                                              0.01
  Multi-Utilities & Unregulated Power                                          0.06
  Multiline Retail                                                             0.02
  Oil & Gas                                                                    0.13
  Paper & Forest Products                                                      0.02
  Personal Products                                                            0.01
  Pharmaceuticals                                                              0.03
  Real Estate                                                                  0.04
  Road & Rail                                                                  0.06
  Thrifts & Mortgage Finance                                                   0.08
  Tobacco                                                                      0.03
  Wireless Telecommunication Services                                          0.02
                                                                             ------
    Total U.S. Corporate Bonds                                                 2.78
  Asset Backed Securities                                                      0.77
  Commercial Mortgage-Backed Securities                                        1.36
  Mortgage & Agency Debt Securities                                            6.68
  U.S. Government Obligations                                                  4.26
                                                                             ------
    Total U.S. Bonds                                                          15.85
INTERNATIONAL BONDS
International Corporate Bonds
  Aerospace & Defense                                                          0.03
  Commercial Banks                                                             0.04
  Diversified Financial Services                                               0.07
  Diversified Telecommunication Services                                       0.06
  Oil & Gas                                                                    0.02
  Road & Rail                                                                  0.01
  Wireless Telecommunication Services                                          0.01
                                                                             ------
    Total International Corporate Bonds                                        0.24
  Sovereign\Supranational Bonds                                                0.01
  Foreign Government Bonds                                                     5.36
                                                                             ------
    Total International Bonds                                                  5.61
    Total Bonds                                                               21.46
                                                                             ------
INVESTMENT COMPANIES                                                          11.83
SHORT-TERM INVESTMENTS                                                         3.09
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED                            3.17
                                                                             ------
  TOTAL INVESTMENTS                                                          103.06
LIABILITIES, IN EXCESS OF CASH AND OTHER ASSETS                               (3.06)
                                                                             ------
NET ASSETS                                                                   100.00%
                                                                             ======

UBS GLOBAL SECURITIES RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2004

                                                           SHARES               VALUE
                                                     ------------------   ------------------
EQUITIES -- 63.51%
U.S. EQUITIES -- 38.37%
Advance Auto Parts, Inc. (a)                                     54,800   $        2,393,664
Aflac, Inc.                                                     104,800            4,175,232
Albertson's, Inc. (b)                                           285,200            6,810,576
Allergan, Inc.                                                  175,700           14,243,999
Allstate Corp.                                                  106,600            5,513,352
American Electric Power Co., Inc.                               138,850            4,768,109
BEA Systems, Inc. (a)(b)                                         76,400              676,904
Bristol-Myers Squibb Co.                                        174,600            4,473,252
Burlington Northern Santa Fe Corp.                              358,000           16,936,980
Cephalon, Inc. (a)(b)                                            87,300            4,441,824
Citigroup, Inc.                                                 452,475           21,800,246
CMS Energy Corp. (a)(b)                                         178,000            1,860,100
Costco Wholesale Corp.                                          242,700           11,749,107
Dex Media, Inc. (b)                                             108,800            2,715,648
Equifax, Inc.                                                    96,100            2,700,410
Exelon Corp.                                                    268,100           11,815,167
ExxonMobil Corp.                                                274,900           14,091,374
FirstEnergy Corp.                                               186,920            7,385,209
Freddie Mac                                                     187,300           13,804,010
Genzyme Corp. (a)                                               149,500            8,681,465
Hartford Financial Services Group, Inc.                          75,100            5,205,181
Hewlett-Packard Co.                                             144,300            3,025,971
IAC/InterActiveCorp. (a)                                        173,000            4,778,260
Illinois Tool Works, Inc.                                       130,000           12,048,400
Johnson & Johnson                                               310,324           19,680,748
Johnson Controls, Inc.                                          106,600            6,762,704
JPMorgan Chase & Co.                                            297,100           11,589,871
Kerr-McGee Corp.                                                 36,750            2,123,783
Kimberly-Clark Corp.                                            109,400            7,199,614
Kohl's Corp. (a)                                                 97,700            4,803,909
Kroger Co. (a)                                                  394,200            6,914,268
Lockheed Martin Corp.                                            93,700            5,205,035
Marathon Oil Corp.                                              143,000            5,378,230
Martin Marietta Materials, Inc. (b)                             141,381            7,586,504
Masco Corp.                                                     372,900           13,622,037
Medco Health Solutions, Inc. (a)                                 23,900              994,240
Medtronic, Inc.                                                  71,300            3,541,471
Mellon Financial Corp.                                          348,100           10,829,391
Microsoft Corp.                                                 525,100           14,025,421
Morgan Stanley                                                  282,050           15,659,416
Mylan Laboratories, Inc.                                        368,900            6,522,152
Nextel Communications, Inc., Class A (a)                        582,100           17,463,000
Northrop Grumman Corp.                                          105,100            5,713,236
Omnicom Group, Inc.                                             128,900           10,868,848
Oracle Corp. (a)                                                578,800            7,941,136
Pepco Holdings, Inc.                                            108,600            2,315,352
Pfizer, Inc.                                                    227,300            6,112,097
PNC Financial Services Group, Inc.                              103,200            5,927,808
Quest Diagnostics, Inc.                                          33,900            3,239,145
SBC Communications, Inc.                                        163,800            4,221,126
Sempra Energy                                                   131,700            4,830,756
Time Warner, Inc. (a)                                           510,900            9,931,896
TJX Cos., Inc.                                                  145,900            3,666,467
Tribune Co.                                                     122,500            5,162,150
UnitedHealth Group, Inc.                                        156,800           13,803,104
Univision Communications, Inc. (a)                              142,400            4,168,048
Viacom, Inc., Class B                                           361,600           13,158,624
WellPoint, Inc. (a)                                              55,600            6,394,000
Wells Fargo & Co.                                               273,900           17,022,885
Wyeth                                                           304,800           12,981,432
                                                                          ------------------
Total U.S. Equities                                                              483,454,344
                                                                          ------------------

INTERNATIONAL EQUITIES -- 25.14%
AUSTRALIA -- 0.77%
Australia & New Zealand Banking Group Ltd.                      128,237   $        2,069,809
National Australia Bank Ltd.                                    103,371            2,335,357
Qantas Airways Ltd.                                             359,324            1,045,011
QBE Insurance Group Ltd.                                        268,202            3,227,239
Woolworths Ltd.                                                  87,265            1,026,790
                                                                          ------------------
                                                                                   9,704,206
                                                                          ------------------

AUSTRIA -- 0.23%
Telekom Austria AG                                              153,233            2,905,533
                                                                          ------------------

BELGIUM -- 0.34%
Fortis                                                          109,522            3,029,459
Solvay S.A.                                                      11,830            1,302,474
                                                                          ------------------
                                                                                   4,331,933
                                                                          ------------------

CANADA -- 1.41%
Alcan, Inc. (b)                                                  67,830            3,328,802
Bank of Nova Scotia (b)                                          56,200            1,909,060
BCE, Inc. (b)                                                    77,500            1,870,634
Canadian National Railway Co.                                    54,000            3,293,227
Canadian Tire Corp., Ltd.                                        10,800              506,671
Cott Corp. (a)                                                   34,500              854,618
Great-West Lifeco, Inc. (b)                                      40,900              911,430
Magna International, Inc., Class A (b)                           17,800            1,464,379
Petro-Canada                                                     35,700            1,822,617
Shoppers Drug Mart Corp. (a)                                     59,000            1,835,271
                                                                          ------------------
                                                                                  17,796,709
                                                                          ------------------

FINLAND -- 0.57%
Nokia Oyj                                                       244,760            3,865,858
UPM-Kymmene Oyj                                                 146,260            3,252,432
                                                                          ------------------
                                                                                   7,118,290
                                                                          ------------------

FRANCE -- 2.03%
BNP Paribas                                                      44,500            3,223,937
Cap Gemini S.A. (a)                                              36,906            1,181,875
France Telecom S.A.                                             140,857            4,663,962
LVMH Moet Hennessy Louis Vuitton S.A.                            15,640            1,197,926
Sanofi-Aventis S.A.                                              61,884            4,946,011
Total S.A.                                                       36,096            7,884,503
Unibail (b)                                                      15,513            2,441,764
                                                                          ------------------
                                                                                  25,539,978
                                                                          ------------------

GERMANY -- 0.10%
Volkswagen AG (b)                                                27,468            1,245,152
                                                                          ------------------

HONG KONG -- 0.28%
Cheung Kong Holdings Ltd.                                       169,000            1,685,064
Sun Hung Kai Properties Ltd.                                    156,000            1,560,462
Television Broadcasts Ltd.                                       73,000              339,046
                                                                          ------------------
                                                                                   3,584,572
                                                                          ------------------

IRELAND -- 0.74%
Bank of Ireland                                                 353,261            5,882,083
CRH PLC                                                         130,765            3,501,524
                                                                          ------------------
                                                                                   9,383,607
                                                                          ------------------

ITALY -- 0.57%
ENI SpA                                                         128,543            3,218,381

                                                           SHARES               VALUE
                                                     ------------------   ------------------
UniCredito Italiano SpA (b)                                     682,758   $        3,925,604
                                                                          ------------------
                                                                                   7,143,985
                                                                          ------------------

JAPAN -- 4.39%
Canon, Inc.                                                      96,300            5,197,023
East Japan Railway Co.                                              161              895,579
Fuji Photo Film Co., Ltd.                                        46,400            1,693,530
Funai Electric Co., Ltd. (b)                                     13,600            1,688,221
Honda Motor Co., Ltd.                                            70,400            3,648,131
Kao Corp.                                                       149,000            3,809,700
Meitec Corp.                                                     16,900              630,019
Mitsubishi Corp.                                                159,700            2,063,460
Murata Manufacturing Co., Ltd.                                   27,900            1,560,135
NGK Spark Plug Co., Ltd. (b)                                    186,000            1,925,890
Nippon Paper Group, Inc.                                            316            1,418,562
Nissan Motor Co., Ltd.                                          246,800            2,683,080
Nitto Denko Corp.                                                48,800            2,676,452
NTT DoCoMo, Inc.                                                  2,689            4,959,705
Rohm Co., Ltd.                                                   32,100            3,320,582
Sekisui House Ltd.                                              142,000            1,654,611
Shin-Etsu Chemical Co., Ltd.                                     30,600            1,254,221
SKY Perfect Communications, Inc.                                    559              605,533
Sompo Japan Insurance, Inc.                                     252,000            2,567,464
Sumitomo Mitsui Financial Group, Inc. (b)                           267            1,941,202
Sumitomo Trust & Banking Co., Ltd.                              223,000            1,612,599
Takeda Pharmaceutical Co., Ltd.                                  87,500            4,406,168
Takefuji Corp.                                                   23,240            1,571,711
Toyota Industries Corp.                                          40,500            1,011,808
Yokogawa Electric Corp.                                          34,000              454,572
                                                                          ------------------
                                                                                  55,249,958
                                                                          ------------------

NETHERLANDS -- 2.02%
ABN AMRO Holding NV                                             247,879            6,566,757
Heineken NV                                                      45,242            1,508,477
Koninklijke Philips Electronics NV                               66,709            1,769,054
Reed Elsevier NV                                                249,552            3,402,212
Royal KPN NV                                                    463,382            4,402,665
TPG NV                                                          150,489            4,086,951
VNU NV                                                          123,956            3,661,227
                                                                          ------------------
                                                                                  25,397,343
                                                                          ------------------

PORTUGAL -- 0.19%
Energias de Portugal S.A.                                       164,376              498,244
Portugal Telecom, SGPS, S.A.                                    156,928            1,941,070
                                                                          ------------------
                                                                                   2,439,314
                                                                          ------------------

SPAIN -- 0.14%
Banco Santander Central Hispano S.A.                            145,749            1,808,738
                                                                          ------------------

SWEDEN -- 0.84%
Electrolux AB, B Shares                                          83,900            1,919,042
Hennes & Mauritz AB, B Shares                                    62,500            2,177,258
Sandvik AB                                                       61,900            2,496,343
Svenska Handelsbanken AB, A Shares                               67,290            1,751,764
Swedish Match AB                                                195,820            2,268,959
                                                                          ------------------
                                                                                  10,613,366
                                                                          ------------------

SWITZERLAND -- 2.58%
Actelion NV (a)                                                  16,262            1,670,391
Adecco S.A.                                                      42,735            2,151,595
Clariant AG                                                      63,324            1,021,894
Credit Suisse Group (a)                                         136,628            5,743,398
Holcim Ltd.                                                      44,555            2,684,036
Mettler Toledo International, Inc. (a)(b)                       116,800            5,993,008
Nestle S.A.                                                      11,670            3,053,228
Nobel Biocare Holding AG                                          5,430   $          983,713
Roche Holding AG                                                 63,153            7,270,009
Swiss Reinsurance                                                27,822            1,984,315
                                                                          ------------------
                                                                                  32,555,587
                                                                          ------------------

UNITED KINGDOM -- 7.94%
AstraZeneca PLC                                                 103,865            3,766,863
Balfour Beatty PLC                                              131,187              794,007
Barclays PLC                                                    666,848            7,502,449
BP PLC                                                          837,723            8,170,390
BT Group PLC                                                    786,825            3,066,569
Cadbury Schweppes PLC                                           351,998            3,277,635
Diageo PLC                                                      469,882            6,702,800
Electrocomponents PLC                                           257,056            1,405,303
Gallaher Group PLC                                              217,594            3,306,560
GUS PLC                                                          87,369            1,574,237
HBOS PLC                                                        148,477            2,417,317
HSBC Holdings PLC                                               151,947            2,564,246
ITV PLC                                                         412,645              833,830
Kesa Electricals PLC                                            277,491            1,505,033
Kingfisher PLC                                                  603,618            3,589,650
National Grid Transco PLC                                       157,768            1,502,378
Prudential PLC                                                  443,536            3,857,498
Rentokil Initial PLC                                            588,727            1,670,014
Reuters Group PLC                                               232,688            1,686,435
Royal Bank of Scotland Group PLC                                250,403            8,422,718
Scottish & Southern Energy PLC                                  140,773            2,358,106
Shell Transport & Trading Co. PLC                               917,018            7,816,988
Tesco PLC                                                       695,488            4,296,223
Vodafone Group PLC                                            3,563,069            9,662,540
Willis Group Holdings Ltd. (b)                                  162,900            6,706,593
Wolseley PLC                                                     77,778            1,453,688
                                                                          ------------------
                                                                                  99,910,070
                                                                          ------------------

Total International Equities                                                     316,728,341
                                                                          ------------------

Total Equities (Cost $652,454,163)                                               800,182,685
                                                                          ------------------

                                                            FACE
                                                           AMOUNT
                                                     ------------------
BONDS -- 21.46%
U.S. BONDS -- 15.85%
U.S. CORPORATE BONDS -- 2.78%
Alcoa, Inc.
   6.000%, due 01/15/12                              $          120,000              131,090
Allstate Corp. (b)
   7.200%, due 12/01/09                                         110,000              124,661
Altria Group, Inc.
   7.750%, due 01/15/27                                         180,000              202,027
American Electric Power Co., Inc.
   6.125%, due 05/15/06                                         285,000              295,369
American Express Co.
   3.750%, due 11/20/07                                          80,000               80,395
Anadarko Finance Co., Series B
   7.500%, due 05/01/31                                         175,000              216,815
AT&T Corp.
   8.000%, due 11/15/31                                         285,000              340,219
AT&T Wireless Services, Inc.
   8.750%, due 03/01/31                                         210,000              283,146
AvalonBay Communities, Inc.
   7.500%, due 08/01/09                                         105,000              118,395
Avon Products, Inc.
   7.150%, due 11/15/09                                         100,000              113,023

                                                            FACE
                                                           AMOUNT               VALUE
                                                     ------------------   ------------------
Bank of America Corp.
   7.400%, due 01/15/11                              $          775,000   $          897,743
Bank One Corp.
   7.875%, due 08/01/10                                         150,000              174,964
Boeing Capital Corp.
   7.375%, due 09/27/10                                         160,000              184,468
Bombardier Capital, Inc., 144A
   6.125%, due 06/29/06                                         250,000              250,000
Bristol-Myers Squibb Co.
   5.750%, due 10/01/11                                         125,000              133,872
Burlington Northern Santa Fe Corp.
   7.082%, due 05/13/29                                         115,000              134,425
C.S. First Boston USA, Inc.
   3.875%, due 01/15/09                                         285,000              283,334
   6.500%, due 01/15/12                                         320,000              356,154
Caterpillar, Inc.
   6.550%, due 05/01/11                                         115,000              129,067
Cendant Corp.
   6.250%, due 01/15/08                                         155,000              165,419
Centex Corp.
   9.750%, due 06/15/05                                         265,000              271,793
Citigroup, Inc., 144A
   5.000%, due 09/15/14                                       1,026,000            1,030,949
Comcast Cable Communications, Inc. (b)
   6.750%, due 01/30/11                                         725,000              814,163
Computer Sciences Corp. (b)
   3.500%, due 04/15/08                                         125,000              123,934
ConAgra Foods, Inc.
   6.750%, due 09/15/11                                         120,000              135,009
ConocoPhillips
   8.750%, due 05/25/10                                         450,000              549,168
Coors Brewing Co.
   6.375%, due 05/15/12                                         225,000              247,380
Countrywide Home Loans, Inc. (b)
   3.250%, due 05/21/08                                         160,000              156,452
DaimlerChrysler N.A. Holding Corp.
   4.050%, due 06/04/08                                         900,000              898,142
Devon Financing Corp., ULC
   6.875%, due 09/30/11                                         300,000              339,767
Dominion Resources, Inc.
   8.125%, due 06/15/10                                         140,000              164,784
Dow Chemical Co.
   6.125%, due 02/01/11                                         475,000              520,274
Duke Energy Field Services LLC
   7.875%, due 08/16/10                                         300,000              349,894
EOP Operating LP
   7.250%, due 06/15/28                                         300,000              339,859
Erac U.S.A. Finance Co., 144A
   8.000%, due 01/15/11                                         180,000              211,893
Federated Department Stores, Inc. (b)
   6.625%, due 04/01/11                                         120,000              134,173
First Data Corp.
   5.625%, due 11/01/11                                         140,000              150,440
FirstEnergy Corp., Series B
   6.450%, due 11/15/11                                         400,000              434,588
FleetBoston Financial Corp.
   7.375%, due 12/01/09                                         145,000              165,613
Ford Motor Co. (b)
   7.450%, due 07/16/31                                         700,000              704,017
Ford Motor Credit Co.
   5.800%, due 01/12/09                                       1,150,000            1,175,463
FPL Group Capital, Inc.
   7.625%, due 09/15/06                              $          115,000   $          122,840
General Electric Capital Corp.
   6.000%, due 06/15/12                                       1,875,000            2,043,819
   6.750%, due 03/15/32                                         300,000              351,135
General Motors Acceptance Corp.
   6.875%, due 09/15/11                                         500,000              512,396
   8.000%, due 11/01/31                                         425,000              436,851
General Motors Corp. (b)
   8.375%, due 07/15/33                                         325,000              336,727
Goldman Sachs Group, Inc.
   6.875%, due 01/15/11                                         875,000              987,156
Harrah's Operating Co., Inc.
   7.125%, due 06/01/07                                           5,000                5,356
   7.500%, due 01/15/09                                         135,000              149,600
Hartford Financial Services Group, Inc. (b)
   4.700%, due 09/01/07                                         325,000              331,477
HSBC Finance Corp.
   6.750%, due 05/15/11                                         550,000              617,222
ICI Wilmington, Inc.
   4.375%, due 12/01/08                                         260,000              261,467
International Lease Finance Corp.
   3.500%, due 04/01/09                                         160,000              155,796
International Paper Co. (b)
   6.750%, due 09/01/11                                         145,000              162,564
John Deere Capital Corp.
   7.000%, due 03/15/12                                         170,000              196,004
JPMorgan Chase & Co.
   6.750%, due 02/01/11                                         575,000              645,959
Kohl's Corp.
   6.300%, due 03/01/11                                         115,000              125,991
Kraft Foods, Inc.
   5.625%, due 11/01/11                                         400,000              423,577
Kroger Co.
   7.500%, due 04/01/31                                         175,000              209,186
Lincoln National Corp.
   6.200%, due 12/15/11                                         105,000              113,861
Lockheed Martin Corp.
   8.500%, due 12/01/29                                         175,000              239,448
Marathon Oil Corp.
   6.125%, due 03/15/12                                         145,000              157,997
Marsh & McLennan Cos., Inc.
   6.250%, due 03/15/12                                         225,000              235,446
McKesson Corp.
   7.750%, due 02/01/12                                         190,000              218,600
Miller Brewing Co., 144A
   5.500%, due 08/15/13                                         425,000              444,230
Morgan Stanley
   6.750%, due 04/15/11                                       1,075,000            1,205,761
Motorola, Inc.
   7.625%, due 11/15/10                                         135,000              156,595
Newell Rubbermaid, Inc.
   4.000%, due 05/01/10                                         125,000              121,301
News America, Inc., 144A
   6.200%, due 12/15/34                                         225,000              228,041
Northwest Airlines, Inc.
   8.072%, due 10/01/19                                         197,570              220,779
Pacific Gas & Electric Co.
   6.050%, due 03/01/34                                         325,000              337,550
Pepsi Bottling Holdings, Inc., 144A
   5.625%, due 02/17/09                                         145,000              154,586

                                                            FACE
                                                           AMOUNT               VALUE
                                                     ------------------   ------------------
PP&L Capital Funding, Inc.
   7.750%, due 04/15/05                              $          125,000   $          126,496
PPL Capital Funding Trust I
   4.330%, due 03/01/09                                         190,000              187,788
PPL Energy Supply LLC
   6.400%, due 11/01/11                                         235,000              258,399
Praxair, Inc.
   6.375%, due 04/01/12                                         165,000              184,211
Progress Energy, Inc.
   7.000%, due 10/30/31                                         225,000              249,181
PSEG Power LLC
   7.750%, due 04/15/11                                         200,000              233,199
Qwest Capital Funding, Inc.
   7.900%, due 08/15/10                                         280,000              282,800
Rohm & Haas Co.
   7.850%, due 07/15/29                                         125,000              163,067
Safeway, Inc. (b)
   6.500%, due 03/01/11                                         165,000              180,705
Sempra Energy
   7.950%, due 03/01/10                                         110,000              127,142
SLM Corp.
   5.625%, due 04/10/07                                         400,000              417,141
Southern California Edison Co.
   8.000%, due 02/15/07                                         250,000              272,245
Sprint Capital Corp.
   8.375%, due 03/15/12                                         350,000              426,350
Time Warner, Inc.
   7.625%, due 04/15/31                                         355,000              429,465
Transocean, Inc.
   6.625%, due 04/15/11                                         500,000              559,010
Travelers Property Casualty Corp.
   5.000%, due 03/15/13                                         155,000              151,508
TXU Energy Co. LLC (b)
   7.000%, due 03/15/13                                         400,000              446,740
U.S. Bank N.A.
   6.375%, due 08/01/11                                         120,000              133,266
Unilever Capital Corp.
   7.125%, due 11/01/10                                         185,000              212,791
Union Pacific Corp.
   6.700%, due 12/01/06                                         400,000              422,868
United Technologies Corp.
   6.100%, due 05/15/12                                         120,000              132,038
UST, Inc. (b)
   6.625%, due 07/15/12                                         130,000              145,159
Valero Energy Corp.
   7.500%, due 04/15/32                                         275,000              331,700
Verizon New England, Inc.
   6.500%, due 09/15/11                                          45,000               49,502
Verizon New York, Inc.
   6.875%, due 04/01/12                                         300,000              336,743
Verizon New York, Inc., Series B
   7.375%, due 04/01/32                                         200,000              229,411
Viacom, Inc. (b)
   6.625%, due 05/15/11                                          95,000              106,671
Wachovia Bank N.A.
   7.800%, due 08/18/10                                         305,000              358,211
Wal-Mart Stores, Inc.
   6.875%, due 08/10/09                                         450,000              505,301
Washington Mutual, Inc.
   5.625%, due 01/15/07                                         800,000              833,126
Waste Management, Inc.
   7.375%, due 08/01/10                                         100,000              114,625
Wells Fargo Bank N.A.
   6.450%, due 02/01/11                              $          300,000   $          333,619
Weyerhaeuser Co.
   7.375%, due 03/15/32                                         125,000              148,231
Wyeth
   5.250%, due 03/15/13                                         195,000              202,668
Xcel Energy, Inc.
   7.000%, due 12/01/10                                         225,000              253,627
                                                                          ------------------
                                                                                  34,986,663
                                                                          ------------------

ASSET-BACKED SECURITIES -- 0.77%
Americredit Automobile Receivables
   Trust, 03-AM, Class A2B+
   2.601%, due 10/06/06                                           1,429                1,429
Capital One Multi-Asset Execution
   Trust, 03-A1, Class A1+ (b)
   2.793%, due 01/15/09                                         675,000              678,161
Conseco Finance Securitizations Corp.,
   00-1, Class A4
   7.620%, due 05/01/31                                       2,113,743            2,163,941
Conseco Finance Securitizations Corp.,
   00-2, Class A4
   8.480%, due 12/01/30                                         426,067              444,357
Conseco Finance Securitizations Corp.,
   00-5, Class A4
   7.470%, due 02/01/32                                         605,717              621,530
Conseco Finance Securitizations Corp.,
   00-B, Class AF4
   7.870%, due 02/15/31                                             991                1,004
Countrywide Asset-Backed Certificates,
   03-SD3, Class A1, 144A+
   2.838%, due 12/25/32                                         127,734              127,992
Countrywide Asset-Backed Certificates,
   04-SD1, Class A1, 144A+
   2.758%, due 06/25/33                                         472,623              473,426
First Franklin Mortgage Loan Asset
   Backed Certificates,
   04-FFB, Class A1,(d)
   4.167%, due 06/25/24                                         820,687              813,549
Green Tree Financial Corp.,
   99-1, Class A5
   6.110%, due 09/01/23                                       1,070,000            1,110,429
Massachusetts RRB Special Purpose Trust,
   99-1, Class A5
   7.030%, due 03/15/12                                         275,000              307,145
Paragon Mortgages PLC,
   7A, Class B1A, 144A+
   3.040%, due 05/15/43                                         600,000              601,711
Providian Gateway Master Trust,
   04-AA, Class C, 144A+
   3.303%, due 03/15/11                                         250,000              251,350
Providian Gateway Master Trust,
   04-AA, Class D, 144A+
   4.253%, due 03/15/11                                         280,000              280,616
Providian Gateway Master Trust,
   04-BA, Class D, 144A+
   3.803%, due 07/15/10                                         480,000              483,629
RAFC Asset-Backed Trust,
   01-1, Class A3 (d)
   5.115%, due 11/25/29                                         317,513              319,587

                                                            FACE
                                                           AMOUNT               VALUE
                                                     ------------------   ------------------
Sears Credit Account Master Trust,
   01-1, Class A+
   2.583%, due 02/15/10                              $          675,000   $          674,848
Structured Asset Securities Corp.,
   03-AL2, Class A, 144A
   3.357%, due 01/25/31                                         180,023              166,873
Vanderbilt Mortgage Finance, 00-B, Class 1A3
   8.255%, due 05/07/17                                         134,244              136,199
                                                                          ------------------
                                                                                   9,657,776
                                                                          ------------------

COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.36%
Asset Securitization Corp.,
   95-MD4, Class A3+
   7.384%, due 08/13/29                                       2,000,000            2,181,072
Bear Stearns Commercial Mortgage
   Securities, 00-WF1, Class A2
   7.780%, due 02/15/32                                         695,000              800,041
Commercial Mortgage Trust,
   01-FL5A, Class E, 144A+
   3.903%, due 11/15/13                                         270,000              270,197
Commercial Mortgage Trust,
   01-FL5A, Class F, 144A+
   2.953%, due 11/15/13                                         315,000              310,471
DLJ Commercial Mortgage Corp.,
   00-CKP1, Class A1B
   7.180%, due 11/10/33                                         200,000              226,732
DLJ Commercial Mortgage Corp.,
   99-CG1, Class A1A
   6.080%, due 03/10/32                                         578,857              600,144
DLJ Commercial Mortgage Corp.,
   99-CG1, Class A1B
   6.460%, due 03/10/32                                         780,000              846,076
First Union Lehman Commercial Mortgage
   Securities, Inc., 97-C2, Class A3
   6.650%, due 11/18/29                                         655,966              698,036
Greenwich Capital Commercial Funding
   Corp., 03-FL1, Class A, 144A+
   2.651%, due 07/05/18                                         168,243              168,315
GS Mortgage Securities Corp., II,
   98-GLII, Class A1
   6.312%, due 04/13/31                                       1,210,544            1,257,680
Host Marriott Pool Trust,
   99-HMTA, Class A, 144A
   6.980%, due 08/03/15                                         254,364              272,645
Host Marriott Pool Trust,
   99-HMTA, Class C, 144A
   7.730%, due 08/03/15                                         450,000              512,010
Host Marriott Pool Trust,
   99-HMTA, Class D, 144A
   7.970%, due 08/03/15                                         280,000              317,120
Host Marriott Pool Trust,
   99-HMTA, Class E, 144A
   8.070%, due 08/03/15                                         280,000              311,787
JP Morgan Commercial Mortgage
   Finance Corp., 99-C8, Class A1
   7.325%, due 07/15/31                                         695,425              715,957
JP Morgan Commercial Mortgage
   Finance Corp., 99-C8, Class A2
   7.400%, due 07/15/31                                       1,250,000            1,397,544
LB Commercial Conduit Mortgage Trust,
   99-C1, Class A1
   6.410%, due 06/15/31                              $          386,280   $          399,579
LB Commercial Conduit Mortgage Trust,
   99-C2, Class A2
   7.325%, due 10/15/32                                         170,000              191,135
Mach One Trust Commercial Mortgage-Backed,
   04-1A, Class A1,144A
   3.890%, due 05/28/40                                       1,352,634            1,347,112
Morgan Stanley Capital I, 96-WF1,
   Class A3, 144A+
   7.700%, due 11/15/28                                         229,557              235,663
Morgan Stanley Dean Witter Capital I,
   00-LIF2, Class A1
   6.960%, due 10/15/33                                         330,456              354,545
Morgan Stanley Dean Witter Capital I,
   01-TOP1, Class A4
   6.660%, due 02/15/33                                          50,000               55,539
Nomura Asset Securities Corp.,
   95-MD3, Class A1B
   8.150%, due 04/04/27                                         494,063              498,517
PNC Mortgage Acceptance Corp.,
   00-C1, Class A2
   7.610%, due 02/15/10                                       1,350,000            1,533,023
Salomon Brothers Mortgage Securities VII,
   00-C1, Class A2 (b)
   7.520%, due 12/18/09                                       1,340,000            1,522,706
Starwood Asset Receivables Trust,
   03-1A, Class A1, 144A+
   2.670%, due 08/28/22                                         206,222              206,249
                                                                          ------------------
                                                                                  17,229,895
                                                                          ------------------

MORTGAGE & AGENCY DEBT SECURITIES -- 6.68%
Bank of America Mortgage Securities,
   02-9, Class 1A15
   6.250%, due 10/25/32                                       1,750,000            1,769,270
C.S. First Boston Mortgage Securities Corp.,
    02-10, Class 2A1
   7.500%, due 05/25/32                                         267,097              274,447
C.S. First Boston Mortgage Securities Corp.,
   03-8, Class 5A1
   6.500%, due 04/25/33                                         693,970              706,642
Citicorp Mortgage Securities, Inc.,
   94-3, Class A13
   6.500%, due 02/25/24                                         262,595              269,676
Countrywide Alternative Loan Trust,
   04-J11, Class 3A1
   7.250%, due 08/25/32                                       1,824,222            1,903,237
Federal Home Loan Mortgage Corp.
   3.500%, due 04/01/08                                         980,000              974,433
   3.875%, due 01/12/09(b)                                    1,980,000            1,971,830
   4.627%, due 12/01/34+                                      2,500,000            2,527,750
   5.000%, due 01/30/14(b)                                    2,685,000            2,685,725
   5.125%, due 07/15/12                                       4,175,000            4,389,278
Federal Home Loan Mortgage Corp.,
   1595, Class D
   7.000%, due 10/15/13                                         154,005              160,348
Federal Home Loan Mortgage Corp.,
   2297, Class NB
   6.000%, due 03/15/16                                         540,000              569,443

                                                            FACE
                                                           AMOUNT               VALUE
                                                     ------------------   ------------------
Federal Home Loan Mortgage Corp.,
   2426, Class GH
   6.000%, due 08/15/30                              $          856,013   $          873,457
Federal Home Loan Mortgage Corp.,
   2532, Class PD
   5.500%, due 06/15/26                                       1,300,000            1,339,409
Federal Home Loan Mortgage Corp., Gold
   5.500%, due 01/01/18                                          15,911               16,454
   5.500%, due 04/01/18                                         374,812              387,466
   6.000%, due 12/01/17                                         438,982              459,905
   6.000%, due 03/01/29                                       1,307,992            1,354,183
   6.000%, due 10/01/29                                         127,842              132,517
   6.000%, due 12/01/30                                         293,541              303,721
   6.000%, due 10/01/33                                       1,214,410            1,255,053
   6.000%, due 10/01/34                                       1,669,967            1,725,941
   6.500%, due 04/01/29                                           4,917                5,167
   6.500%, due 05/01/29                                       1,055,704            1,109,879
   6.500%, due 06/01/29                                         209,525              220,178
   6.500%, due 03/01/32                                          14,583               15,316
   6.500%, due 11/01/32                                       1,548,743            1,626,245
   7.000%, due 07/01/32                                       1,674,728            1,775,504
   8.000%, due 09/01/25                                           1,014                1,103
Federal National Mortgage Association
   6.500%, TBA                                                5,000,000            5,242,190
   2.625%, due 01/19/07                                       2,515,000            2,483,301
   3.331%, due 09/01/33+                                        203,295              204,415
   3.955%, due 05/01/33+                                        642,268              656,581
   4.323%, due 03/01/34+                                        720,946              728,085
   4.376%, due 06/01/33+                                        370,816              373,807
   4.577%, due 11/01/33+                                      1,431,627            1,447,751
   4.600%, due 04/01/33+                                        357,576              365,250
   5.000%, due 02/01/19                                       1,761,654            1,791,535
   5.000%, due 03/01/34                                       1,445,490            1,437,011
   5.500%, due 01/01/09                                         359,395              371,956
   5.500%, due 03/01/33                                         575,439              585,070
   6.000%, due 06/01/14                                       1,018,794            1,069,484
   6.000%, due 07/01/17                                          61,963               64,970
   6.000%, due 06/01/23                                          41,313               42,983
   6.000%, due 11/01/28                                         372,040              386,240
   6.000%, due 05/01/29                                           7,001                7,264
   6.000%, due 07/01/29                                       2,458,229            2,552,385
   6.000%, due 12/01/29                                       1,471,528            1,526,832
   6.000%, due 06/01/31                                          86,634               89,781
   6.000%, due 06/01/33                                         202,589              209,576
   6.000%, due 12/01/33                                       1,858,780            1,922,886
   6.250%, due 02/01/11                                       1,115,000            1,222,391
   6.500%, due 02/01/09                                       2,643,651            2,772,388
   6.500%, due 01/01/29                                         223,505              235,119
   6.500%, due 04/01/29                                         174,301              183,092
   6.500%, due 08/01/29                                         301,533              316,741
   6.500%, due 10/01/29                                       1,657,717            1,741,984
   6.500%, due 12/01/29                                       1,734,797            1,824,007
   6.500%, due 11/01/31                                         303,815              318,937
   7.000%, due 05/01/33                                       1,203,982            1,275,803
   7.500%, due 02/01/33                                         512,011              548,794
Federal National Mortgage Association
   Grantor Trust, 00-T6, Class A1
   7.500%, due 06/25/30                                         565,108              607,315
Federal National Mortgage Association Grantor
   Trust, 01-T10, Class A2
   7.500%, due 12/25/41                              $           49,798   $           53,253
Federal National Mortgage Association Grantor
   Trust, 01-T4, Class A1
   7.500%, due 07/25/41                                       1,424,320            1,522,379
Federal National Mortgage Association Grantor
   Trust, 01-T5, Class A3+
   7.500%, due 06/19/30                                         415,756              443,711
Federal National Mortgage Association Whole Loan,
   95-W3, Class A
   9.000%, due 04/25/25                                          89,773               98,246
Federal National Mortgage Association Whole Loan,
   03-W11, Class A1+
   6.880%, due 06/25/33                                         384,466              390,024
Federal National Mortgage Association Whole Loan,
   03-W6, Class 6A+
   4.228%, due 08/25/42                                         234,054              234,969
Federal National Mortgage Association, Strips
   9.500%, due 11/01/09                                          36,786               40,182
First Horizon Alternative Mortgage Securities,
   04-AA3, Class A1+
   5.358%, due 09/25/34                                       1,215,931            1,232,095
Government National Mortgage Association
   4.000%, due 10/20/29+                                        302,458              308,663
   6.000%, due 11/20/28                                           8,996                9,346
   6.000%, due 01/15/29                                          38,469               39,982
   6.000%, due 02/20/29                                         341,805              354,816
   6.000%, due 07/15/29                                       1,902,817            1,977,634
   6.000%, due 08/20/29                                         209,943              217,935
   6.000%, due 09/20/29                                          15,621               16,216
   6.500%, due 06/15/29                                       2,469,972            2,603,312
   6.500%, due 11/20/30                                         778,852              781,388
   6.500%, due 04/15/31                                       2,103,239            2,215,956
   6.500%, due 01/20/34                                       1,320,248            1,390,513
   7.000%, due 07/15/25                                           7,374                7,870
   7.000%, due 03/15/26                                         103,718              110,590
   8.000%, due 12/15/22                                          56,725               62,071
   8.500%, due 12/15/17                                         160,361              176,768
GSMPS Mortgage Loan Trust,
   01-2, Class A, 144A
   7.500%, due 06/19/32                                         141,026              150,100
Impac Secured Assets Common Owner Trust,
   01-3, Class A2+
   7.250%, due 04/25/31                                          10,586               10,607
MLCC Mortgage Investors, Inc.,
   03-D, Class XA1++ (c)
   1.000%, due 08/25/28                                      10,587,596              154,265
Morgan Stanley Mortgage Loan Trust,
   04-4, Class 2A+
   6.544%, due 09/25/34                                       1,138,089            1,167,522
Structured Adjustable Rate Mortgage Loan Trust,
   04-3AC, Class A1+
   4.940%, due 03/25/34                                         900,512              900,400
Structured Asset Securities Corp.,
   04-20, Class 4A1
   6.000%, due 11/25/34                                       1,187,842            1,225,642

                                                            FACE
                                                           AMOUNT               VALUE
                                                     ------------------   ------------------
Washington Mutual MSC Mortgage,
   Pass-Through Certificates,
   02-MS6,Class 3A1
   6.500%, due 09/25/32                              $          809,159   $          824,983
                                                                          ------------------
                                                                                  84,130,939
                                                                          ------------------

U.S. GOVERNMENT OBLIGATIONS -- 4.26%
U.S. Treasury Bonds
   5.375%, due 02/15/31(b)                                      585,000              632,577
   6.250%, due 08/15/23(b)                                      145,000              169,757
   6.250%, due 05/15/30(b)                                    1,410,000            1,685,776
   6.625%, due 02/15/27(b)                                    1,870,000            2,304,994
   8.750%, due 05/15/17(b)                                    3,640,000            5,100,408
U.S. Treasury Notes
   2.500%, due 09/30/06(b)                                    2,325,000            2,304,928
   2.750%, due 07/31/06(b)                                   15,270,000           15,220,495
   3.375%, due 09/15/09(b)                                   16,085,000           15,937,967
   4.000%, due 02/15/14(b)                                   10,535,000           10,389,733
                                                                          ------------------
                                                                                  53,746,635
                                                                          ------------------

Total U.S. Bonds                                                                 199,751,908
                                                                          ------------------

INTERNATIONAL BONDS -- 5.61%
INTERNATIONAL CORPORATE BONDS -- 0.24%
CANADA -- 0.06%
Bombardier, Inc., 144A (b)
   6.300%, due 05/01/14                                         450,000              390,375
Burlington Resources Finance Co.
   6.680%, due 02/15/11                                          65,000               72,647
Canadian National Railway Co.
   6.900%, due 07/15/28                                          60,000               69,058
TELUS Corp.
   8.000%, due 06/01/11                                         175,000              207,389
                                                                          ------------------
                                                                                     739,469
                                                                          ------------------

CAYMAN ISLANDS -- 0.09%
Santander Central Hispano Issuances Ltd.
   7.625%, due 09/14/10                                         100,000              116,540
SMFG Finance Ltd., 144A
   2.250%, due 07/11/05                              JPY     45,000,000            1,046,538
                                                                          ------------------
                                                                                   1,163,078
                                                                          ------------------

FRANCE -- 0.02%
France Telecom S.A
   8.500%, due 03/01/31                              EUR        140,000              189,783
                                                                          ------------------

LUXEMBOURG -- 0.01%
Telecom Italia Capital S.A.
   5.250%, due 11/15/13                              $          140,000              141,503
                                                                          ------------------

NETHERLANDS -- 0.01%
Deutsche Telekom International
   Finance BV
   8.750%, due 06/15/30                                         120,000              158,455
                                                                          ------------------

UNITED KINGDOM -- 0.05%
Abbey National PLC
   7.950%, due 10/26/29                                         165,000              212,797

HSBC Holdings PLC (b)
   5.250%, due 12/12/12                                         125,000              129,583

Royal Bank of Scotland Group PLC
   9.118%, due 03/31/10                                          75,000               91,352

Vodafone Group PLC
   7.875%, due 02/15/30                              $          125,000   $          161,176
                                                                          ------------------
                                                                                     594,908
                                                                          ------------------

Total International Corporate Bonds                                                2,987,196
                                                                          ------------------

SOVEREIGN/SUPRANATIONAL BOND -- 0.01%
Pemex Project Funding Master Trust (b)
   8.000%, due 11/15/11                                         130,000              149,825
                                                                          ------------------

FOREIGN GOVERMENT BONDS -- 5.36%
AUSTRALIA -- 0.03%
Government of Australia
   7.500%, due 09/15/09                              AUD        435,000              373,052
                                                                          ------------------

AUSTRIA -- 0.50%
Republic of Austria
   5.875%, due 07/15/06                              EUR      2,685,000            3,836,971
   3.800%, due 10/20/13,144A                                  1,675,000            2,310,919
                                                                          ------------------
                                                                                   6,147,890
                                                                          ------------------

BELGIUM -- 0.15%
Government of Belgium
   5.750%, due 03/28/08                              EUR      1,290,000            1,911,683
                                                                          ------------------

CANADA -- 0.20%
Government of Canada
   5.000%, due 06/01/14                              CAD        635,000              558,444
   5.750%, due 06/01/29                                         350,100              330,128
   6.000%, due 09/01/05                                         280,800              239,482
   6.000%, due 06/01/08                                         460,300              416,366
   6.000%, due 06/01/11                                         795,200              738,222
   8.000%, due 06/01/23                                         160,200              187,156
                                                                          ------------------
                                                                                   2,469,798
                                                                          ------------------

FINLAND -- 0.34%
Government of Finland
   5.000%, due 07/04/07                              EUR        885,000            1,271,391
   5.750%, due 02/23/11                                       1,985,000            3,074,117
                                                                          ------------------
                                                                                   4,345,508
                                                                          ------------------

FRANCE -- 0.88%
Government of France
   5.000%, due 10/25/16                              EUR      2,170,000            3,288,905
   5.500%, due 04/25/07                                         955,000            1,382,268
   5.500%, due 04/25/10                                         835,000            1,267,417
   5.500%, due 04/25/29                                       1,425,000            2,302,418
   8.500%, due 10/25/19                                       1,390,000            2,855,025
                                                                          ------------------
                                                                                  11,096,033
                                                                          ------------------

GERMANY -- 1.93%
Bundesobligation
   3.500%, due 10/10/08                              EUR      1,100,000            1,529,149
Deutsche Bundesrepublik
   4.500%, due 07/04/09                                       1,475,000            2,131,777
   4.750%, due 07/04/34                                         120,000              175,773
   5.000%, due 07/04/12                                         440,000              660,288
   6.000%, due 01/05/06                                       4,810,000            6,777,478
   6.000%, due 01/04/07                                       4,845,000            7,029,480

                                                            FACE
                                                           AMOUNT               VALUE
                                                     ------------------   ------------------
Deutsche Bundesrepublik
   6.500%, due 07/04/27                              EUR      3,335,000   $        6,038,000
                                                                          ------------------
                                                                                  24,341,945
                                                                          ------------------

ITALY -- 0.56%
Buoni Poliennali Del Tesoro
   5.250%, due 11/01/29                              EUR        670,000            1,027,819
   5.500%, due 11/01/10                                       1,290,000            1,963,811
   8.750%, due 07/01/06                                       2,750,000            4,083,951
                                                                          ------------------
                                                                                   7,075,581
                                                                          ------------------

MEXICO -- 0.07%
United Mexican States
   8.125%, due 12/30/19                              $          800,000              942,000
                                                                          ------------------

NETHERLANDS -- 0.20%
Government of Netherlands
   5.000%, due 07/15/11                              EUR      1,710,000            2,560,257
                                                                          ------------------

SWEDEN -- 0.09%
Government of Sweden
   6.750%, due 05/05/14                              SEK      3,200,000              587,137
   8.000%, due 08/15/07                                       3,010,000              512,054
                                                                          ------------------
                                                                                   1,099,191
                                                                          ------------------

UNITED KINGDOM -- 0.41%
U.K. Gilts
   4.750%, due 09/07/15                              GBP      2,100,000            4,095,254
   5.000%, due 03/07/12                                         305,000              602,669
   5.750%, due 12/07/09                                         235,000              475,901
                                                                          ------------------
                                                                                   5,173,824
                                                                          ------------------

Total Foreign Government Bonds                                                    67,536,762
                                                                          ------------------
Total International Bonds                                                         70,673,783
                                                                          ------------------
Total Bonds (Cost $260,679,159)                                                  270,425,691
                                                                          ------------------

                                                          SHARES
                                                     ------------------
INVESTMENT COMPANIES -- 11.83%
UBS Emerging Markets Equity Relationship Fund                 6,305,597          100,006,772
UBS High Yield Relationship Fund                                585,067           10,984,337
UBS Small Cap Equity Relationship Fund                          967,064           38,007,919
                                                                          ------------------
Total Investment Companies
 (Cost $95,876,610)                                                              148,999,028
                                                                          ------------------

SHORT-TERM INVESTMENTS -- 3.09%
OTHER -- 2.88%
UBS Supplementary Trust U.S. Cash Management
   Prime Fund, yield of 2.28%                                36,218,281           36,218,281
                                                                          ------------------

                                                            FACE
                                                           AMOUNT
                                                     ------------------
FOREIGN GOVERNMENT BOND -- 0.04%
UNITED KINGDOM -- 0.04%
U.K Treasury Bills, yield of 8.74%*
   due 02/21/05                                      GBP        260,000   $          495,875
                                                                          ------------------
U.S. GOVERNMENT OBLIGATION-- 0.17%
U.S. Treasury Bills, yield of 1.70%
   due 02/03/05 (e)                                  $        2,200,000            2,195,857
                                                                          ------------------
   Total Short-Term Investments
   (Cost $38,894,789)                                                             38,910,013
                                                                          ------------------

                                                          SHARES
                                                     ------------------
INVESTMENT OF CASH COLLATERAL
FOR SECURITIES LOANED -- 3.17%
UBS Supplementary Trust U.S. Cash
   Management Prime Fund,
   yield of 2.28% (Cost $39,884,769)                         39,884,769           39,884,769
                                                                          ------------------
Total Investments -- 103.06%
   (Cost $1,087,789,490)                                                       1,298,402,186
Liabilities, in excess of cash and
   other assets -- (3.06)%                                                       (38,503,595)
                                                                          ------------------
Net Assets -- 100.00%                                                     $    1,259,898,591
                                                                          ==================

NOTES TO SCHEDULE OF INVESTMENTS
        Aggregate cost for federal income tax purposes was $1,087,789,490; and net unrealized appreciation consisted of:

              Gross unrealized appreciation               $   218,568,010
              Gross unrealized depreciation                    (7,955,314)
                                                          ---------------
                 Net unrealized appreciation              $   210,612,696
                                                          ===============

(a)     Non-income producing security.
(b)     Security, or portion thereof, was on loan at December 31, 2004.
(c) Security is illiquid. This security amounted to $154,265 or 0.01% of net assets.
(d) Step Bonds -- Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2004. Maturity date disclosed is the ultimate maturity date.
(e)     This security was pledged to cover margin requirements for futures contracts.
*       Reflects annualized yield at December 31, 2004 on zero coupon bonds.
+ Variable rate security -- The rate disclosed is that in effect at December 31, 2004.
++ Interest only security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
%       Represents a percentage of net assets.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the value of these securities amounted to $12,554,797 or 1.00% of net assets.
AUD     Australian Dollar
CAD     Canadian Dollar
EUR     Euro
GBP     British Pound
JPY     Japanese Yen
SEK     Swedish Krone
SGD     Singapore Dollar
SGPS    Sociedade Gestora de Participacoes Sociais
Strips  Bonds that can be subdivided into a series of zero-coupon bonds.
TBA (To Be Assigned) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date.The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
THB     Thai Baht
USD     United States Dollar

FORWARD FOREIGN CURRENCY CONTRACTS
UBS Global Securities Relationship Fund had the following open forward foreign currency contracts as of December 31, 2004:

                                                                                                      UNREALIZED
                                                   CONTRACTS               IN            MATURITY   APPRECIATION/
                                                  TO DELIVER          EXCHANGE FOR         DATES    (DEPRECIATION)
                                                  ------------    -------------------    --------   --------------
British Pound                                      34,500,000     USD       64,511,895   06/03/05   $   (1,166,905)
South African Rand                                 38,800,000     USD        6,411,633   06/03/05         (344,558)
Swiss Franc                                         8,120,000     USD        7,143,171   06/03/05          (56,094)
United States Dollar                               65,851,642     JPY    6,690,000,000   06/03/05          173,781
United States Dollar                               25,729,776     SGD       42,000,000   06/03/05          129,179
United States Dollar                               22,340,696     THB      880,000,000   06/03/05          323,169
                                                                                                    --------------
  Total net unrealized depreciation on forward
    foreign currency contracts                                                                      $     (941,428)
                                                                                                    ==============

FUTURES CONTRACTS
UBS Global Securities Relationship Fund had the following open futures contracts as of December 31, 2004:

                                                                                                         UNREALIZED
                                                            EXPIRATION       COST/         CURRENT      APPRECIATION/
                                                               DATES       PROCEEDS         VALUE       (DEPRECIATION)
                                                            -----------  -------------   -------------  --------------
U.S. TREASURY NOTE FUTURES BUY CONTRACTS:
5 Year U.S. Treasury Notes, 205 contracts                   March 2005   $  22,341,950   $  22,453,906  $      111,956
10 Year U.S. Treasury Notes, 2 contracts                    March 2005         221,639         223,875           2,236

INDEX FUTURES SALE CONTRACTS:
S&P 500 Index, 54 contracts                                 March 2005      16,272,522      16,384,950        (112,428)
                                                                                                        --------------
   Total net unrealized appreciation on futures contracts                                               $        1,764
                                                                                                        ==============

The segregated aggregate market value of investments pledged to cover margin requirements for the open futures contracts at December 31, 2004 was $2,195,857.

                 See accompanying notes to financial statements.

UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND

For the fiscal year ended December 31, 2004, UBS U.S. Large Cap Equity Relationship Fund (the "Fund") returned 14.57%, outperforming the 11.40% return of its benchmark, the Russell 1000 Index (the "Index"). Since inception on August 31, 1997 through period end, the Fund returned 6.90% on an annualized basis, outperforming the 5.95% annualized return for the Index. (Returns over various time periods are shown on page 19; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund's strong relative performance over the reporting period was primarily attributable to strong stock selection and industry positioning. Over the lifetime of the Fund, we have remained committed to our price to intrinsic value investment philosophy and discipline. This has enabled us to achieve attractive results relative to the benchmark in a variety of market environments.

RESEARCH-LED SECTOR ALLOCATIONS AID PERFORMANCE

Our analysis indicated that the US equity market was trading below fair value for much of the year, and that there were attractive opportunities to find securities selling for less than their intrinsic values within the market. Our in-depth, bottom-up research sought to identify these securities, while screening for high quality and strong fundamentals. As a result, portfolio strategy gravitated toward stable sectors and high quality companies with solid earnings records. More specifically, we favored telecommunications, materials and healthcare, and avoided technology hardware, oil services and freight companies.

The Fund's overweight in telecommunications added to relative performance, as did an overweight in materials that produced solid results over the fiscal year. Holdings in materials were primarily focused on construction companies, such as Masco Corp., which manufactures and sells building products. Additionally, an underweight in technology hardware was a significant benefit to performance. We believe earnings estimates for this sector are too high and stocks are overpriced; as a result, we remain cautious about opportunities in the industry.

The Fund's healthcare holdings produced mixed results over the period. One of our best performing stocks over the period was UnitedHealth Group, a diversified health services company. In contrast, our investment in Allergan, a global healthcare company that produces pharmaceutical products, hurt results. While we continue to believe in the long-term potential of our holdings in this sector, the position as a whole was a drag on relative performance, as investors turned away from pharmaceuticals over the period amid concerns about healthcare reform. In our opinion, the proposed changes namely drug re-importation programs and a Medicare drug benefit--will have little effect, and may potentially benefit, our holdings.

Also hindering Fund performance were underweight exposures to freight companies (truck, sea and air) and oil services, which performed well over the period.

LOOKING AHEAD

At year-end, the overall market was, in our estimate, in the fair value range. There were no identifiable macro themes driving our portfolio strategy. We believe the most attractive opportunities going forward are in high-quality, low-volatility stocks. The Fund is positioned toward companies with strong cash flows and with the ability to pay or increase dividends and/or repurchase shares. We expect moderate earnings growth above the long-term trend, but below what we have seen in 2004. Against this backdrop, the Fund's beta position was close to neutral at year-end.

Going into 2005, we continue to find excellent bottom-up stock selection opportunities. We continue to believe that some of the most attractive opportunities are in the financial and healthcare sectors. The pharmaceuticals sector continued to generate headlines as fears of drug reimportation emerged. We remain underweighted to technology and energy stocks, since current valuations, in our opinion, are not attractive.

As always, we intend to continue to employ our disciplined, bottom-up stock selection process, which calls for investing in stocks trading below what we perceive to be their intrinsic values. We believe this approach will better enable us to produce attractive risk-adjusted returns over a variety of market cycles.

TOTAL RETURN (UNAUDITED)

                                            1 YEAR     3 YEARS    5 YEARS   ANNUALIZED
                                             ENDED      ENDED      ENDED    8/31/97* TO
                                           12/31/04   12/31/04   12/31/04    12/31/04
---------------------------------------------------------------------------------------
UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND    14.57%      8.29%      6.49%        6.90%
Russell 1000 Index**                           11.40       4.27      -1.76         5.95

* PERFORMANCE INCEPTION DATE OF UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND (FORMERLY UBS U.S. EQUITY RELATIONSHIP FUND).
** THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1000 LARGEST COMPANIES IN THE RUSSELL 3000 INDEX, AND REPRESENTS APPROXIMATELY 92% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX.
     ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
     TOTAL RETURN DOES NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON A REDEMPTION OF FUND SHARES.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS U.S. Large Cap Equity Relationship Fund and the Russell 1000 Index if you had invested $100,000 on August 31, 1997.

Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here.

[CHART]

UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND VS. RUSSELL 1000 INDEX+

           UBS U.S. LARGE CAP
        EQUITY RELATIONSHIP FUND       RUSSELL 1000 INDEX
                       100000                  100000
                       104257                  105484
                        98531                  102066
                       100718                  106492
12/31/97               103067                  108654
                       103809                  109464
                       112855                  117267
                       119441                  123181
                       118337                  124448
                       116730                  121755
                       117597                  126262
                       114727                  124744
                        98428                  106098
                       105613                  113243
                       113721                  122188
                       118588                  129751
12/31/98               123079                  138016
                       122444                  142941
                       118063                  138404
                       121869                  143708
                       132496                  149718
                       130852                  146481
                       135899                  153946
                       130382                  149245
                       126096                  147847
                       117234                  143782
                       117455                  153447
                       118317                  157394
12/31/99               119159                  166878
                       111309                  160046
                       102307                  159618
                       112479                  174162
                       117118                  168356
                       118471                  164002
                       114724                  168183
                       115213                  165389
                       122652                  177631
                       118541                  169386
                       122805                  167346
                       119938                  152042
12/31/00               124626                  153880
                       130518                  158944
                       126239                  144118
                       120936                  134546
                       127270                  145356
                       130930                  146339
                       128948                  143033
                       128152                  141080
                       123676                  132482
                       113201                  121246
                       115583                  123771
                       125375                  133301
12/31/01               128484                  134723
                       128495                  133011
                       127758                  130362
                       133042                  135718
                       129488                  127942
                       128036                  126814
                       119588                  117454
                       111670                  108763
                       113006                  109332
                        99831                   97590
                       107147                  105698
                       114307                  111884
12/31/02               108884                  105552
                       105820                  102994
                       103667                  101400
                       104968                  102450
                       114488                  110720
                       120687                  117033
                       122849                  118573
                       125059                  120935
                       126336                  123390
                       125709                  122126
                       132937                  129286
                       134468                  130837
12/31/03               142420                  137102
                       143703                  139708
                       146691                  141643
                       144285                  139711
                       143236                  137185
                       144297                  139164
                       147656                  141672
                       142568                  136697
                       144984                  137371
                       147244                  139106
                       150409                  141349
                       156397                  147401
12/31/04               163164                  152738

+ Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction of taxes that would be paid on redemptions of fund shares for rebalancing.

Explanation of Expense Disclosure (Unaudited)

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (as applicable); and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                             BEGINNING            ENDING           EXPENSES PAID
                                           ACCOUNT VALUE       ACCOUNT VALUE      DURING PERIOD*
                                           JULY 1, 2004      DECEMBER 31, 2004    7/1/04-12/31/04
-------------------------------------------------------------------------------------------------
Actual                                     $    1,000.00     $        1,105.00    $          0.25
Hypothetical (5% return before expenses)        1,000.00              1,024.90               0.24

* Expenses are equal to the Fund's annualized expense ratio of 0.0475%, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

TOP TEN EQUITY HOLDINGS (UNAUDITED)

AS OF DECEMBER 31, 2004

                                                                  PERCENTAGE OF
                                                                    NET ASSETS
-------------------------------------------------------------------------------
Citigroup, Inc.                                                             4.2%
Johnson & Johnson                                                           3.8
Nextel Communications, Inc., Class A                                        3.3
Wells Fargo & Co.                                                           3.3
Burlington Northern Santa Fe Corp.                                          3.2
Morgan Stanley                                                              3.0
Allergan, Inc.                                                              2.7
ExxonMobil Corp.                                                            2.7
Microsoft Corp.                                                             2.7
UnitedHealth Group, Inc.                                                    2.6
-------------------------------------------------------------------------------
Total                                                                      31.5%

INDUSTRY DIVERSIFICATION (UNAUDITED)
AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2004

U.S. Equities
  Aerospace & Defense                                                      2.09%
  Auto Components                                                          1.29
  Biotechnology                                                            2.45
  Building Products                                                        2.61
  Capital Markets                                                          5.08
  Commercial Banks                                                         4.40
  Commercial Services & Supplies                                           0.52
  Computers & Peripherals                                                  0.58
  Construction Materials                                                   1.45
  Diversified Financial Services                                           6.39
  Diversified Telecommunication Services                                   0.81
  Electric Utilities                                                       5.04
  Electronic Equipment & Instruments                                       1.15
  Food & Staples Retailing                                                 4.89
  Health Care Equipment & Supplies                                         0.68
  Health Care Providers & Services                                         4.69
  Household Products                                                       1.38
  Insurance                                                                4.14
  Internet & Catalog Retail                                                0.92
  Machinery                                                                2.30
  Media                                                                    8.81
  Multi-Utilities & Unregulated Power                                      1.28
  Multiline Retail                                                         0.92
  Oil & Gas                                                                4.14
  Pharmaceuticals                                                         12.31
  Road & Rail                                                              3.24
  Software                                                                 4.29
  Specialty Retail                                                         1.16
  Thrifts & Mortgage Finance                                               2.65
  Wireless Telecommunication Services                                      3.34
                                                                         ------
      Total U.S. Equities                                                 95.00
SHORT-TERM INVESTMENTS                                                     4.76
                                                                         ------
  TOTAL INVESTMENTS                                                       99.76
CASH AND OTHER ASSETS, LESS LIABILITIES                                    0.24
                                                                         ------
NET ASSETS                                                               100.00%
                                                                         ======

UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2004

                                                           SHARES               VALUE
                                                     ------------------   ------------------
U.S. EQUITIES -- 95.00%
AEROSPACE & DEFENSE -- 2.09%
Lockheed Martin Corp.                                            20,000   $        1,111,000
Northrop Grumman Corp.                                           22,400            1,217,664
                                                                          ------------------
                                                                                   2,328,664
                                                                          ------------------

AUTO COMPONENTS -- 1.29%
Johnson Controls, Inc.                                           22,700            1,440,088
                                                                          ------------------

BIOTECHNOLOGY -- 2.45%
Cephalon, Inc. (a)                                               18,600              946,368
Genzyme Corp. (a)                                                30,700            1,782,749
                                                                          ------------------
                                                                                   2,729,117
                                                                          ------------------

BUILDING PRODUCTS -- 2.61%
Masco Corp.                                                      79,600            2,907,788
                                                                          ------------------

CAPITAL MARKETS -- 5.08%
Mellon Financial Corp.                                           74,300            2,311,473
Morgan Stanley                                                   60,200            3,342,304
                                                                          ------------------
                                                                                   5,653,777
                                                                          ------------------

COMMERCIAL BANKS -- 4.40%
PNC Financial Services Group, Inc.                               22,000            1,263,680
Wells Fargo & Co.                                                58,500            3,635,775
                                                                          ------------------
                                                                                   4,899,455
                                                                          ------------------

COMMERCIAL SERVICES & SUPPLIES -- 0.52%
Equifax, Inc.                                                    20,500              576,050
                                                                          ------------------

COMPUTERS & PERIPHERALS -- 0.58%
Hewlett-Packard Co.                                              30,800              645,876
                                                                          ------------------

CONSTRUCTION MATERIALS -- 1.45%
Martin Marietta Materials, Inc.                                  30,139            1,617,259
                                                                          ------------------

DIVERSIFIED FINANCIAL SERVICES -- 6.39%
Citigroup, Inc.                                                  96,513            4,649,996
JPMorgan Chase & Co.                                             63,400            2,473,234
                                                                          ------------------
                                                                                   7,123,230
                                                                          ------------------

DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.81%
SBC Communications, Inc.                                         35,000              901,950
                                                                          ------------------

ELECTRIC UTILITIES -- 5.04%
American Electric Power Co., Inc.                                29,600            1,016,464
Exelon Corp.                                                     57,200            2,520,804
FirstEnergy Corp.                                                39,905            1,576,647
Pepco Holdings, Inc.                                             23,200              494,624
                                                                          ------------------
                                                                                   5,608,539
                                                                          ------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.15%
Mettler Toledo International, Inc. (a)                           24,900            1,277,619
                                                                          ------------------

FOOD & STAPLES RETAILING -- 4.89%
Albertson's, Inc.                                                61,200            1,461,456
Costco Wholesale Corp.                                           51,800            2,507,638
Kroger Co. (a)                                                   84,100            1,475,114
                                                                          ------------------
                                                                                   5,444,208
                                                                          ------------------

HEALTH CARE EQUIPMENT & SUPPLIES -- 0.68%
Medtronic, Inc.                                                  15,200              754,984
                                                                          ------------------

HEALTH CARE PROVIDERS & SERVICES -- 4.69%
Medco Health Solutions, Inc. (a)                                  5,200   $          216,320
Quest Diagnostics, Inc.                                           7,200              687,960
UnitedHealth Group, Inc.                                         33,500            2,949,005
WellPoint, Inc. (a)                                              11,900            1,368,500
                                                                          ------------------
                                                                                   5,221,785
                                                                          ------------------

HOUSEHOLD PRODUCTS -- 1.38%
Kimberly-Clark Corp.                                             23,400            1,539,954
                                                                          ------------------

INSURANCE -- 4.14%
Aflac, Inc.                                                      22,400              892,416
Allstate Corp.                                                   22,700            1,174,044
Hartford Financial Services Group, Inc.                          16,000            1,108,960
Willis Group Holdings Ltd.                                       34,800            1,432,716
                                                                          ------------------
                                                                                   4,608,136
                                                                          ------------------

INTERNET & CATALOG RETAIL -- 0.92%
IAC/InterActiveCorp. (a)                                         36,900            1,019,178
                                                                          ------------------

MACHINERY -- 2.30%
Illinois Tool Works, Inc.                                        27,700            2,567,236
                                                                          ------------------

MEDIA -- 8.81%
Dex Media, Inc.                                                  23,200              579,072
Omnicom Group, Inc.                                              27,500            2,318,800
Time Warner, Inc. (a)                                           109,000            2,118,960
Tribune Co.                                                      26,100            1,099,854
Univision Communications, Inc. (a)                               30,500              892,735
Viacom, Inc., Class B                                            77,100            2,805,669
                                                                          ------------------
                                                                                   9,815,090
                                                                          ------------------

MULTI-UTILITIES & UNREGULATED POWER -- 1.28%
CMS Energy Corp. (a)                                             38,000              397,100
Sempra Energy                                                    28,100            1,030,708
                                                                          ------------------
                                                                                   1,427,808
                                                                          ------------------

MULTILINE RETAIL -- 0.92%
Kohl's Corp. (a)                                                 20,900            1,027,653
                                                                          ------------------

OIL & GAS -- 4.14%
ExxonMobil Corp.                                                 58,700            3,008,962
Kerr-McGee Corp.                                                  7,850              453,651
Marathon Oil Corp.                                               30,500            1,147,105
                                                                          ------------------
                                                                                   4,609,718
                                                                          ------------------

PHARMACEUTICALS -- 12.31%
Allergan, Inc.                                                   37,500            3,040,125
Bristol-Myers Squibb Co.                                         37,300              955,626
Johnson & Johnson                                                66,174            4,196,755
Mylan Laboratories, Inc.                                         82,050            1,450,644
Pfizer, Inc.                                                     48,500            1,304,165
Wyeth                                                            65,000            2,768,350
                                                                          ------------------
                                                                                  13,715,665
                                                                          ------------------

ROAD & RAIL -- 3.24%
Burlington Northern Santa Fe Corp.                               76,400            3,614,484
                                                                          ------------------

SOFTWARE -- 4.29%
BEA Systems, Inc. (a)                                            11,500              101,890
Microsoft Corp.                                                 111,800            2,986,178
Oracle Corp. (a)                                                123,500            1,694,420
                                                                          ------------------
                                                                                   4,782,488
                                                                          ------------------

                                                           SHARES               VALUE
                                                     ------------------   ------------------
SPECIALTY RETAIL -- 1.16%
Advance Auto Parts, Inc. (a)                                     11,700   $          511,056
TJX Cos., Inc.                                                   31,100              781,543
                                                                          ------------------
                                                                                   1,292,599
                                                                          ------------------
THRIFTS & MORTGAGE FINANCE -- 2.65%
Freddie Mac                                                      40,000            2,948,000
                                                                          ------------------

WIRELESS TELECOMMUNICATION SERVICES -- 3.34%
Nextel Communications, Inc., Class A (a)                        124,200            3,726,000
                                                                          ------------------
Total U.S. Equities (Cost $91,600,542)                                           105,824,398
                                                                          ------------------
SHORT-TERM INVESTMENTS -- 4.76%
OTHER -- 4.58%
UBS Supplementary Trust U.S. Cash
    Management Prime Fund,
    yield of 2.28%                                            5,107,195   $        5,107,195
                                                                          ------------------

                                                            FACE
                                                           AMOUNT
                                                     ------------------
U.S. GOVERNMENT OBLIGATION -- 0.18%
U.S. Treasury Bills, yield of 1.70%
    due02/03/05(b)                                   $          200,000              199,627
                                                                          ------------------
Total Short-Term Investments
    (Cost $5,306,861)                                                              5,306,822
                                                                          ------------------
Total Investments -- 99.76%
    (Cost $96,907,403)                                                           111,131,220
Cash and other assets,
    less liabilities -- 0.24%                                                        265,865
                                                                          ------------------
Net Assets -- 100.00%                                                     $      111,397,085
                                                                          ==================

NOTES TO SCHEDULE OF INVESTMENTS
        Aggregate cost for federal income tax purposes was $96,907,403; and net unrealized appreciation consisted of:

               Gross unrealized appreciation              $    15,158,999
               Gross unrealized depreciation                     (935,182)
                                                          ---------------
                 Net unrealized appreciation              $    14,223,817
                                                          ===============

(a)     Non-income producing security.
(b)     This security was pledged to cover margin requirements for futures contracts.
%       Represents a percentage of net assets.

FUTURES CONTRACTS
UBS U.S. Large Cap Equity Relationship Fund had the following open futures contracts as of December 31, 2004:

                                  EXPIRATION                     CURRENT       UNREALIZED
                                     DATE           COST          VALUE       APPRECIATION
                                 ------------   ------------   ------------   ------------
INDEX FUTURES BUY CONTRACTS:
S&P 500 Index, 14 contracts       March 2005    $  4,228,223   $  4,247,950   $     19,727
                                                                              ============

The segregated aggregate market value of investments and cash collateral pledged to cover margin requirements for the open futures contracts at December 31, 2004 was $249,627.

                 See accompanying notes to financial statements.

UBS LARGE CAP SELECT EQUITY RELATIONSHIP FUND

For the fiscal year ended December 31, 2004, UBS Large Cap Select Equity Relationship Fund (the "Fund") returned 14.82%, outperforming the 10.88% return of its benchmark, the S&P 500 Index (the "Index"). Since inception on April 30, 1999 through period end, the Fund returned 0.96% on an annualized basis, outperforming the 0.21% decline of the Index. (Returns over various time periods are shown on page 25; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund's strong relative performance over the reporting period was primarily attributable to strong stock selection and industry positioning. Over the lifetime of the Fund, we have remained committed to our price to intrinsic value investment philosophy and discipline. This has enabled us to achieve attractive results relative to the benchmark in a variety of market environments.

FOCUS ON NONCYCLICAL SECTORS TO NAVIGATE CHANGING MARKET CONDITIONS

Our analysis indicated that the US equity market was trading below fair value for much of the year, and that there were attractive opportunities to find securities selling for less than their intrinsic values within the market. Our in-depth, bottom-up research sought to identify these securities, while screening for high quality and strong fundamentals. As a result, portfolio strategy gravitated toward stable sectors and high-quality companies with solid earnings records. More specifically, we favored telecommunications, materials and healthcare, and avoided technology hardware, oil services and freight companies.

The Fund's overweight in telecommunications added to relative performance, as did an overweight in materials that produced solid results over the fiscal year. Holdings in materials were primarily focused on construction companies, such as Masco Corp., which manufactures and sells building products. Additionally, an underweight in technology hardware was a significant benefit to performance. We believe earnings estimates for this sector are too high and stocks are overpriced; as a result, we remain cautious about opportunities in the industry.

The Fund's healthcare holdings produced mixed results over the period. One of our best performing stocks over the period was UnitedHealth Group, a diversified health services company. In contrast, our investment in Allergan, a global healthcare company that produces pharmaceutical products, hurt results. While we continue to believe in the long-term potential of our holdings in this sector, the position as a whole was a drag on relative performance, as investors turned away from pharmaceuticals over the period amid concerns about healthcare reform. In our opinion, the proposed changes--namely drug reimportation programs and a Medicare drug benefit--will have little effect, and may potentially benefit, our holdings.

Also hindering Fund performance were underweight exposures to freight companies (truck, sea and air) and oil services. Both of these sectors performed well over the period, but our underweight limited the Fund's ability to participate in this performance.

LOOKING AHEAD

At year-end, the overall market was, in our estimate, in the fair value range. There were no identifiable macro themes driving our portfolio strategy. We believe the most attractive opportunities going forward are in high-quality, low-volatility stocks. The Fund is positioned toward companies with strong cash flows and with the ability to pay or increase dividends and/or repurchase shares. We expect moderate earnings growth above the long-term trend, but below what we have seen in 2004. Against this backdrop, the Fund's beta position was close to neutral at year end.

Going into 2005, we continue to find excellent bottom-up stock selection opportunities. We continue to believe some of the most attractive opportunities are in the financial and health care sectors. The pharmaceuticals sector continued to generate headlines as fears of drug re-importation emerged. We remain underweighted to technology and energy stocks, since current valuations, in our opinion, are not attractive.

As always, we intend to continue to employ our disciplined, bottom-up stock selection process, which calls for investing in stocks trading below what we perceive to be their intrinsic values. We believe this approach will better enable us to produce attractive risk-adjusted returns over a variety of market cycles.

TOTAL RETURN (UNAUDITED)

                                                 1 YEAR      3 YEARS     5 YEARS       ANNUALIZED
                                                  ENDED       ENDED       ENDED       4/30/99* TO
                                                12/31/04    12/31/04    12/31/04       12/31/04
-------------------------------------------------------------------------------------------------
UBS LARGE CAP SELECT EQUITY RELATIONSHIP FUND      14.82%       7.59%       5.19%            0.96%
S&P 500 Index                                      10.88        3.59       -2.30            -0.21

* PERFORMANCE INCEPTION DATE OF UBS LARGE CAP SELECT EQUITY RELATIONSHIP FUND (FORMERLY UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND).
     ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. TOTAL RETURN DOES NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON A REDEMPTION OF FUND SHARES.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS Large Cap Select Equity Relationship Fund and the S&P 500 Index if you had invested $100,000 on April 30, 1999. Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here.

[CHART]

UBS LARGE CAP SELECT EQUITY RELATIONSHIP FUND VS. S&P 500 INDEX+

            UBS LARGE CAP SELECT
           EQUITY RELATIONSHIP FUND   S&P 500 INDEX
                    100000                100000
                     97074               97638.6
                     99706                103057
                     94900               99840.1
                     92286               99346.5
                     84256               96623.4
                     83956                102738
                     83199                104826
12/31/99             81963                111001
                     76119                105424
                     69070                103429
                     74717                113547
                     77521                110132
                     78886                107872
                     76345                110532
                     76224                108804
                     81803                115562
                     79254                109460
                     83325                108998
                     81380                100405
12/31/00             84772                100896
                     88214                104476
                     85304               94950.1
                     82639                 88935
                     85196               95846.1
                     87405               96489.2
                     85814               94140.7
                     85486                 93214
                     82269               87378.6
                     76607               80322.5
                     77184               81854.2
                     82976               88132.9
12/31/01             84750                 88905
                     84568               87607.6
                     83887               85918.1
                     87156               89149.4
                     84043               83744.4
                     83220               83127.5
                     77283               77205.5
                     72629               71191.2
                     74075                 71661
                     64540               63871.5
                     70317               69492.2
                     74897               73585.3
12/31/02           71105.9               69265.8
                     69547               67451.3
                     68203               66439.3
                     68795               67084.3
                     75268               72610.1
                     78939               76435.7
                     80064               77410.8
                     80949               78775.7
                     81210                 80312
                     81295               79459.1
                     85922               83954.1
                     86481               84692.8
12/31/03             91924               89134.4
                     92435               90770.5
                     94118               92032.1
                     92458               90643.7
                     92290               89220.8
                     93318               90445.1
                     95966               92203.8
                     93133               89152.2
                     94695               89512.8
                     96107               90482.2
                     98181               91864.6
                    101399               95581.6
12/31/04            105546               98834.1

+ Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction of taxes that would be paid on redemptions of fund shares for rebalancing.

Explanation of Expense Disclosure (Unaudited)

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (as applicable), and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               BEGINNING            ENDING           EXPENSES PAID
                                             ACCOUNT VALUE       ACCOUNT VALUE      DURING PERIOD*
                                             JULY 1, 2004      DECEMBER 31, 2004    7/1/04-12/31/04
---------------------------------------------------------------------------------------------------
Actual                                     $      1,000.00     $        1,099.80   $           0.25
Hypothetical (5% return before expenses)          1,000.00              1,024.90               0.24

* Expenses are equal to the Fund's annualized expense ratio of 0.0475%, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

TOP TEN EQUITY HOLDINGS (UNAUDITED)

AS OF DECEMBER 31, 2004

                                                                  PERCENTAGE OF
                                                                    NET ASSETS
-------------------------------------------------------------------------------
Citigroup, Inc.                                                             4.2%
Burlington Northern Santa Fe Corp.                                          4.0
Masco Corp.                                                                 3.9
Johnson & Johnson                                                           3.9
Freddie Mac                                                                 3.8
Illinois Tool Works, Inc.                                                   3.7
Nextel Communications, Inc., Class A                                        3.6
Microsoft Corp.                                                             3.5
ExxonMobil Corp.                                                            3.4
Morgan Stanley                                                              3.3
-------------------------------------------------------------------------------
Total                                                                      37.3%

INDUSTRY DIVERSIFICATION (UNAUDITED)
AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2004

U.S. Equities
   Aerospace & Defense                                                     2.66%
   Biotechnology                                                           1.54
   Building Products                                                       3.94
   Capital Markets                                                         5.59
   Commercial Banks                                                        4.74
   Computers & Peripherals                                                 1.12
   Diversified Financial Services                                          6.67
   Diversified Telecommunication Services                                  1.22
   Electric Utilities                                                      4.49
   Food & Staples Retailing                                                5.93
   Health Care Equipment & Supplies                                        1.00
   Health Care Providers & Services                                        2.83
   Household Products                                                      1.27
   Insurance                                                               4.08
   Internet & Catalog Retail                                               1.29
   Machinery                                                               3.66
   Media                                                                   9.24
   Multiline Retail                                                        1.35
   Oil & Gas                                                               4.87
   Pharmaceuticals                                                        12.33
   Road & Rail                                                             4.00
   Software                                                                4.90
   Thrifts & Mortgage Finance                                              3.80
   Wireless Telecommunication Services                                     3.63
                                                                         ------
        Total U.S. Equities                                               96.15
SHORT-TERM INVESTMENT                                                      3.82
                                                                         ------
     TOTAL INVESTMENTS                                                    99.97
CASH AND OTHER ASSETS, LESS LIABILITIES                                    0.03
                                                                         ------
NET ASSETS                                                               100.00%
                                                                         ======

UBS LARGE CAP SELECT EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2004

                                                           SHARES               VALUE
                                                     ------------------   ------------------
U.S. EQUITIES -- 96.15%
AEROSPACE & DEFENSE -- 2.66%
Lockheed Martin Corp.                                             3,800   $          211,090
Northrop Grumman Corp.                                            2,200              119,592
                                                                          ------------------
                                                                                     330,682
                                                                          ------------------

BIOTECHNOLOGY -- 1.54%
Genzyme Corp. (a)                                                 3,300              191,631
                                                                          ------------------

BUILDING PRODUCTS -- 3.94%
Masco Corp.                                                      13,400              489,502
                                                                          ------------------

CAPITAL MARKETS -- 5.59%
Mellon Financial Corp.                                            9,100              283,101
Morgan Stanley                                                    7,400              410,848
                                                                          ------------------
                                                                                     693,949
                                                                          ------------------

COMMERCIAL BANKS -- 4.74%
PNC Financial Services Group, Inc.                                3,200              183,808
Wells Fargo & Co.                                                 6,500              403,975
                                                                          ------------------
                                                                                     587,783
                                                                          ------------------

COMPUTERS & PERIPHERALS -- 1.12%
HewlettPackard Co.                                                6,600              138,402
                                                                          ------------------

DIVERSIFIED FINANCIAL SERVICES -- 6.67%
Citigroup, Inc.                                                  10,800              520,344
JPMorgan Chase & Co.                                              7,900              308,179
                                                                          ------------------
                                                                                     828,523
                                                                          ------------------

DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.22%
SBC Communications, Inc.                                          5,900              152,043
                                                                          ------------------

ELECTRIC UTILITIES -- 4.49%
American Electric Power Co., Inc.                                 8,620              296,011
FirstEnergy Corp.                                                 6,600              260,766
                                                                          ------------------
                                                                                     556,777
                                                                          ------------------

FOOD & STAPLES RETAILING -- 5.93%
Albertson's, Inc.                                                 8,500              202,980
Costco Wholesale Corp.                                            7,800              377,598
Kroger Co. (a)                                                    8,900              156,106
                                                                          ------------------
                                                                                     736,684
                                                                          ------------------

HEALTH CARE EQUIPMENT & SUPPLIES -- 1.00%
Medtronic, Inc.                                                   2,500              124,175
                                                                          ------------------

HEALTH CARE PROVIDERS & SERVICES -- 2.83%
Medco Health Solutions, Inc. (a)                                    600               24,960
UnitedHealth Group, Inc.                                          3,700              325,711
                                                                          ------------------
                                                                                     350,671
                                                                          ------------------

HOUSEHOLD PRODUCTS -- 1.27%
Kimberly-Clark Corp.                                              2,400              157,944
                                                                          ------------------

INSURANCE -- 4.08%
Aflac, Inc.                                                       3,300              131,472
Allstate Corp.                                                    4,300              222,396
Hartford Financial Services Group, Inc.                           2,200              152,482
                                                                          ------------------
                                                                                     506,350
                                                                          ------------------

INTERNET & CATALOG RETAIL -- 1.29%
IAC/InterActiveCorp. (a)                                          5,800              160,196
                                                                          ------------------

MACHINERY -- 3.66%
Illinois Tool Works, Inc.                                         4,900   $          454,132
                                                                          ------------------

MEDIA -- 9.24%
Omnicom Group, Inc.                                               3,300              278,256
Time Warner, Inc. (a)                                            14,400              279,936
Tribune Co.                                                       2,800              117,992
Univision Communications, Inc. (a)                                4,900              143,423
Viacom, Inc., Class B                                             9,000              327,510
                                                                          ------------------
                                                                                   1,147,117
                                                                          ------------------

MULTILINE RETAIL -- 1.35%
Kohl's Corp. (a)                                                  3,400              167,178
                                                                          ------------------

OIL & GAS -- 4.87%
ExxonMobil Corp.                                                  8,200              420,332
Marathon Oil Corp.                                                4,900              184,289
                                                                          ------------------
                                                                                     604,621
                                                                          ------------------

PHARMACEUTICALS -- 12.33%
Allergan, Inc.                                                    4,600              372,922
Bristol-Myers Squibb Co.                                          5,400              138,348
Johnson & Johnson                                                 7,700              488,334
Pfizer, Inc.                                                      7,700              207,053
Wyeth                                                             7,600              323,684
                                                                          ------------------
                                                                                   1,530,341
                                                                          ------------------

ROAD & RAIL -- 4.00%
Burlington Northern Santa Fe Corp.                               10,500              496,755
                                                                          ------------------

SOFTWARE -- 4.90%
Microsoft Corp.                                                  16,400              438,044
Oracle Corp. (a)                                                 12,400              170,128
                                                                          ------------------
                                                                                     608,172
                                                                          ------------------

THRIFTS & MORTGAGE FINANCE -- 3.80%
Freddie Mac                                                       6,400              471,680
                                                                          ------------------

WIRELESS TELECOMMUNICATION SERVICES -- 3.63%
Nextel Communications, Inc., Class A (a)                         15,000              450,000
                                                                          ------------------

Total U.S. Equities (Cost $9,752,556)                                             11,935,308
                                                                          ------------------

SHORT-TERM INVESTMENT -- 3.82%
UBS Supplementary Trust U.S. Cash
   Management Prime Fund,
   yield of 2.28% (Cost $474,813)                               474,813              474,813
                                                                          ------------------
Total Investments -- 99.97%
   (Cost $10,227,369)                                                             12,410,121
Cash and other assets, less liabilities -- 0.03%                                       3,609
                                                                          ------------------
Net Assets -- 100.00%                                                     $       12,413,730
                                                                          ==================

NOTES TO SCHEDULE OF INVESTMENTS
        Aggregate cost for federal income tax purposes was $10,227,369; and net unrealized appreciation consisted of:

               Gross unrealized appreciation              $     2,436,093
               Gross unrealized  depreciation                    (253,341)
                                                          ---------------
                 Net unrealized appreciation              $     2,182,752
                                                          ===============

(a)     Nonincome producing security.
%       Represents a percentage of net assets.

                 See accompanying notes to financial statements.

UBS U.S. LARGE CAP VALUE EQUITY RELATIONSHIP FUND

For the fiscal year ended December 31, 2004, UBS U.S. Large Cap Value Equity Relationship Fund (the "Fund") returned 15.01%, underperforming the 16.49% return of its benchmark, the Russell 1000 Value Index (the "Index"). Since inception on June 25, 1998, through period end, the Fund returned 7.78% on an annualized basis, outperforming the 5.70% annualized return for the Index. (Returns over various time periods are shown on page 31; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

While the Fund delivered strong absolute performance in this environment, it trailed its benchmark Index. Industry decisions to underweight energy and overweight healthcare offset positive contributions from an underweight in tech hardware and an overweight in utilities. Stock selection also detracted from performance, particularly stock selection within the telecommunications and financial sectors.

Over the lifetime of the Fund, we have remained committed to our price to intrinsic value investment philosophy and discipline. This has enabled us to achieve attractive results relative to the Index in a variety of market environments.

FOCUS ON FUNDAMENTALLY SOUND, HIGH-QUALITY COMPANIES FOR LONG-TERM POTENTIAL

Our analysis indicated that the US equity market was trading below fair value for much of year, and that there were attractive opportunities to find securities selling for less than their intrinsic values within the market. Our in-depth, bottom-up research sought to identify these securities, while screening for high quality and strong fundamentals. This approach directed both our sector allocation and stock selection over the reporting period.

From a sector standpoint, the Fund held an overweight position in telecommunications during the fiscal year, which added to relative performance. Relative performance was also helped by our underweight exposure to media and technology hardware, including the poor performing semiconductor industry. While we have been critical of technology hardware in the past for its inflated prices, values have since fallen and capital spending has increased. As a result, we intend to continue to monitor this sector closely for opportunities. Relative performance also benefited from our holdings in construction and railroads.

The Fund's largest sector overweight in 2004 was in healthcare, due in large part to our favorable opinion of certain companies in the pharmaceuticals space. While healthcare as a whole had a negative impact on relative performance, two of the Fund's bestperforming stocks over the fiscal period were in the sector:
UnitedHealth Group, a diversified health services company, and Johnson & Johnson, the well known manufacturer of consumer healthcare products, pharmaceuticals and medical devices.

We continue to believe in the long-term potential of our holdings in this area. As mentioned in our previous report, investors turned away from pharmaceuticals over concerns about healthcare reform. In our opinion, the proposed changes--namely drug re-importation programs and a Medicare drug benefit--will have little effect, and may potentially benefit, our holdings.

The Fund's underweight in energy also detracted from results during the fiscal year. Energy delivered strong returns in 2004, boosted by rising oil prices. Our analysis suggests that oil prices have peaked, however, and should decline as the geopolitical situation stabilizes. In our opinion, energy stock prices in general are overvalued, and do not represent an attractive value opportunity for the Fund.

LOOKING AHEAD

At year-end, the overall market was, in our estimate, in the fair value range. There were no identifiable macro themes driving our portfolio strategy. We believe the most attractive opportunities going forward are in high-quality, low-volatility stocks. The Fund is positioned toward companies with strong cash flows and with the ability to pay or increase dividends and/or repurchase shares. We expect moderate earnings growth above the long-term trend, but below what we have seen in 2004. Against this backdrop, the Fund's beta position was close to neutral at year-end.

Going into 2005, we continue to find excellent bottom-up stock selection opportunities. We continue to believe some of the most attractive opportunities are in the financial and healthcare sectors. The pharmaceuticals sector continued to generate headlines as fears of drug re-importation emerged. We remain underweighted to technology and energy stocks, since current valuations, in our opinion, are not attractive.

As always, we intend to continue to employ our disciplined, bottom-up stock selection process, which calls for investing in stocks trading below what we perceive to be their intrinsic values. We believe this approach will better enable us to produce attractive risk-adjusted returns over a variety of market cycles.

TOTAL RETURN (UNAUDITED)

                                                              1 YEAR        3 YEARS       5 YEARS     ANNUALIZED
                                                               ENDED         ENDED         ENDED      6/25/98* TO
                                                             12/31/04      12/31/04      12/31/04      12/31/04
-----------------------------------------------------------------------------------------------------------------
UBS U.S. LARGE CAP VALUE EQUITY RELATIONSHIP FUND               15.01%         8.71%         9.29%           7.78%
Russell 1000 Value Index                                        16.49          8.57          5.27            5.70

* PERFORMANCE INCEPTION DATE OF UBS U.S. LARGE CAP VALUE EQUITY RELATIONSHIP FUND (FORMERLY UBS U.S. VALUE EQUITY RELATIONSHIP FUND).
     ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
     TOTAL RETURN DOES NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON A REDEMPTION OF FUND SHARES.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS U.S. Large Cap Value Equity Relationship Fund and the Russell 1000 Value Index if you had invested $100,000 on June 25, 1998. Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here.

[CHART]

UBS U.S. LARGE CAP VALUE EQUITY RELATIONSHIP FUND VS. RUSSELL 1000 VALUE INDEX+

           UBS U.S. LARGE CAP VALUE
           EQUITY RELATIONSHIP FUND    RUSSELL 1000 VALUE INDEX
                    100000                      100000
                     99349                     98624.7
                     86495                     83947.6
                     93847                       88766
                     98600                     95641.8
                    103239                      100098
12/31/98            104832                      103505
                    102318                      104313
                    100242                      102840
                    104550                      104968
                    116631                      114773
                    116502                      113511
                    119141                      116807
                    114749                      113387
                    110949                      109179
                    104435                      105363
                    107643                      111428
                    105599                      110556
12/31/99            104550                      111090
                    100563                      107466
                   89898.5                     99481.7
                    102159                      111620
                    106496                      110321
                    109076                      111484
                    103277                      106389
                    107176                      107720
                    111977                      113714
                    113688                      114755
                    117880                      117575
                    116449                      113210
12/31/00            122579                      118882
                    126287                      119339
                    123218                      116021
                    119187                      111920
                    124909                      117410
                    128826                      120048
                    126570                      117386
                    128058                      117136
                    123199                      112443
                    116207                      104529
                    116188                      103631
                    124509                      109654
12/31/01            126885                      112237
                    125872                      111372
                    126365                      111552
                    131811                      116828
                    127855                      112821
                    127444                      113388
                    119749                      106877
                    110126                     96941.9
                    112290                     97674.7
                     97687                     86812.6
                    105616                     93244.3
                    112054                     99118.6
12/31/02            107950                     94813.2
                    105632                     92518.7
                    103115                     90051.3
                    103620                     90202.7
                    113755                     98140.8
                    119971                      104476
                    121483                      105783
                    123096                      107360
                    123498                      109032
                    123450                      107967
                    131245                      114574
                    132460                      116129
12/31/03            141723                      123286
                    142978                      125456
                    146356                      128144
                    144401                      127022
                    142289                      123918
                    143488                      125182
                    146845                      128139
                    143842                      126335
                    146789                      128132
                    148617                      130117
                    151344                      132282
                    157406                      138968
12/31/04            162998                      143622

+ Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction of taxes that would be paid on redemptions of fund shares for rebalancing.

Explanation of Expense Disclosure (Unaudited)

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (as applicable), and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               BEGINNING
                                                ACCOUNT             ENDING           EXPENSES PAID
                                                 VALUE           ACCOUNT VALUE      DURING PERIOD*
                                             JULY 1, 2004      DECEMBER 31, 2004    7/1/04-12/31/04
---------------------------------------------------------------------------------------------------
Actual                                       $   1,000.00      $        1,110.00    $          0.25
Hypothetical (5% return before expenses)         1,000.00               1,024.90               0.24

* Expenses are equal to the Fund's annualized expense ratio of 0.0475%, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

TOP TEN EQUITY HOLDINGS (UNAUDITED)

AS OF DECEMBER 31, 2004

                                            PERCENTAGE OF
                                              NET ASSETS
----------------------------------------------------------
Citigroup, Inc.                                        5.9%
ExxonMobil Corp.                                       5.6
Wells Fargo & Co.                                      4.1
Morgan Stanley                                         3.8
JPMorgan Chase & Co.                                   3.5
Nextel Communications, Inc., Class A                   3.3
Freddie Mac                                            3.2
Time Warner, Inc.                                      2.5
UnitedHealth Group, Inc.                               2.4
Illinois Tool Works, Inc.                              2.4
----------------------------------------------------------
Total                                                 36.7%

INDUSTRY DIVERSIFICATION (UNAUDITED)
AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2004

U.S. Equities
   Aerospace & Defense                                2.38%
   Auto Components                                    1.38
   Biotechnology                                      0.97
   Building Products                                  2.09
   Capital Markets                                    7.32
   Commercial Banks                                   7.92
   Commercial Services & Supplies                     0.58
   Computers & Peripherals                            1.14
   Construction Materials                             1.94
   Diversified Financial Services                     9.41
   Diversified Telecommunication Services             1.91
   Electric Utilities                                 6.66
   Food & Staples Retailing                           4.61
   Health Care Providers & Services                   3.11
   Household Products                                 1.12
   Insurance                                          4.23
   Internet & Catalog Retail                          0.88
   Machinery                                          2.43
   Media                                              8.53
   Multi-Utilities & Unregulated Power                1.80
   Oil & Gas                                          7.79
   Pharmaceuticals                                    6.27
   Road & Rail                                        4.62
   Software                                           0.86
   Thrifts & Mortgage Finance                         3.24
   Wireless Telecommunication Services                3.30
                                                    ------
       Total U.S. Equities                           96.49
INVESTMENT COMPANY                                    0.99
SHORT-TERM INVESTMENTS                                1.35
                                                    ------
   TOTAL INVESTMENTS                                 98.83
CASH AND OTHER ASSETS, LESS LIABILITIES               1.17
                                                    ------
NET ASSETS                                          100.00%
                                                    ======

UBS U.S. LARGE CAP VALUE  EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

                                                           SHARES               VALUE
                                                     ------------------   ------------------
U.S. EQUITIES -- 96.49%
AEROSPACE & Defense -- 2.38%
Lockheed Martin Corp.                                            27,500   $        1,527,625
Northrop Grumman Corp.                                           20,100            1,092,636
                                                                          ------------------
                                                                                   2,620,261
                                                                          ------------------

AUTO COMPONENTS -- 1.38%
Johnson Controls, Inc.                                           24,000            1,522,560
                                                                          ------------------

BIOTECHNOLOGY -- 0.97%
Cephalon, Inc. (a)                                               20,900            1,063,392
                                                                          ------------------
BUILDING PRODUCTS -- 2.09%
Masco Corp.                                                      62,900            2,297,737
                                                                          ------------------

CAPITAL MARKETS -- 7.32%
Mellon Financial Corp.                                           80,900            2,516,799
Morgan Stanley                                                   74,500            4,136,240
Northern Trust Corp.                                             29,000            1,408,820
                                                                          ------------------
                                                                                   8,061,859
                                                                          ------------------

COMMERCIAL BANKS -- 7.92%
Bank of America Corp.                                            44,632            2,097,258
PNC Financial Services Group, Inc.                               36,500            2,096,560
Wells Fargo & Co.                                                72,900            4,530,735
                                                                          ------------------
                                                                                   8,724,553
                                                                          ------------------

COMMERCIAL SERVICES & SUPPLIES -- 0.58%
Equifax, Inc.                                                    22,700              637,870
                                                                          ------------------

COMPUTERS & PERIPHERALS -- 1.14%
Hewlett-Packard Co.                                              59,700            1,251,909
                                                                          ------------------

CONSTRUCTION MATERIALS -- 1.94%
Martin Marietta Materials, Inc.                                  39,900            2,141,034
                                                                          ------------------

DIVERSIFIED FINANCIAL SERVICES -- 9.41%
Citigroup, Inc.                                                 134,959            6,502,325
JPMorgan Chase & Co.                                             98,800            3,854,188
                                                                          ------------------
                                                                                  10,356,513
                                                                          ------------------

DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.91%
SBC Communications, Inc.                                         81,600            2,102,832
                                                                          ------------------

ELECTRIC UTILITIES -- 6.66%
American Electric Power Co., Inc.                                60,400            2,074,136
Exelon Corp.                                                     48,800            2,150,616
FirstEnergy Corp.                                                52,750            2,084,152
Pepco Holdings, Inc.                                             48,100            1,025,492
                                                                          ------------------
                                                                                   7,334,396
                                                                          ------------------

FOOD & STAPLES RETAILING -- 4.61%
Albertson's, Inc.                                                66,900            1,597,572
Costco Wholesale Corp.                                           42,300            2,047,743
Kroger Co. (a)                                                   81,400            1,427,756
                                                                          ------------------
                                                                                   5,073,071
                                                                          ------------------

HEALTH CARE PROVIDERS & SERVICES -- 3.11%
Medco Health Solutions, Inc. (a)                                  5,000              208,000
Quest Diagnostics, Inc.                                           5,500              525,525
UnitedHealth Group, Inc.                                         30,500            2,684,915
                                                                          ------------------
                                                                                   3,418,440
                                                                          ------------------

HOUSEHOLD PRODUCTS -- 1.12%
Kimberly-Clark Corp.                                             18,800   $        1,237,228
                                                                          ------------------

INSURANCE -- 4.23%
Aflac, Inc.                                                      29,600            1,179,264
Allstate Corp.                                                   33,600            1,737,792
Hartford Financial Services Group, Inc.                          25,100            1,739,681
                                                                          ------------------
                                                                                   4,656,737
                                                                          ------------------

INTERNET & CATALOG RETAIL -- 0.88%
IAC/InterActiveCorp. (a)                                         35,200              972,224
                                                                          ------------------

MACHINERY -- 2.43%
Illinois Tool Works, Inc.                                        28,900            2,678,452
                                                                          ------------------

MEDIA -- 8.53%
Omnicom Group, Inc.                                              24,800            2,091,136
Time Warner, Inc. (a)                                           140,000            2,721,600
Tribune Co.                                                      23,800            1,002,932
Univision Communications, Inc. (a)                               33,900              992,253
Viacom, Inc., Class B                                            70,900            2,580,051
                                                                          ------------------
                                                                                   9,387,972
                                                                          ------------------

MULTI-UTILITIES & UNREGULATED POWER -- 1.80%
CMS Energy Corp. (a)                                             51,600              539,220
Sempra Energy                                                    39,300            1,441,524
                                                                          ------------------
                                                                                   1,980,744
                                                                          ------------------

OIL & GAS -- 7.79%
ExxonMobil Corp.                                                120,700            6,187,082
Marathon Oil Corp.                                               63,400            2,384,474
                                                                          ------------------
                                                                                   8,571,556
                                                                          ------------------

PHARMACEUTICALS -- 6.27%
Bristol-Myers Squibb Co.                                         45,400            1,163,148
Johnson & Johnson                                                34,300            2,175,306
Pfizer, Inc.                                                     43,900            1,180,471
Wyeth                                                            55,900            2,380,781
                                                                          ------------------
                                                                                   6,899,706
                                                                          ------------------

ROAD & RAIL -- 4.62%
Burlington Northern Santa Fe Corp.                               52,100            2,464,851
CSX Corp.                                                        65,300            2,617,224
                                                                          ------------------
                                                                                   5,082,075
                                                                          ------------------

SOFTWARE -- 0.86%
Oracle Corp. (a)                                                 69,400              952,168
                                                                          ------------------

THRIFTS & MORTGAGE FINANCE -- 3.24%
Freddie Mac                                                      48,400            3,567,080
                                                                          ------------------

WIRELESS TELECOMMUNICATION SERVICES -- 3.30%
Nextel Communications, Inc., Class A (a)                        121,000            3,630,000
                                                                          ------------------
Total U.S. Equities (Cost $86,101,343)                                           106,222,369
                                                                          ------------------

INVESTMENT COMPANY -- 0.99%
SPDR Trust, Series 1(Cost $1,092,070)                             9,000            1,087,830
                                                                          ------------------

                                                           SHARES               VALUE
                                                     ------------------   ------------------
SHORT-TERM INVESTMENTS -- 1.35%
OTHER -- 1.17%
UBS Supplementary Trust U.S. Cash
    Management Prime Fund,
    yield of 2.28%                                            1,287,919   $        1,287,919
                                                                          ------------------

                                                            FACE
                                                           AMOUNT
                                                     ------------------
U.S. GOVERNMENT OBLIGATION -- 0.18%
U.S. Treasury Bills, yield of 1.70%
   due 02/03/05                                      $          200,000              199,623
                                                                          ------------------

Total Short-Term Investments
    (Cost $1,487,608)                                                              1,487,542
                                                                          ------------------
Total Investments -- 98.83%
    (Cost $88,681,021)                                                           108,797,741
Cash and other assets,
    less liabilities -- 1.17%                                                      1,292,653
                                                                          ------------------
Net Assets -- 100.00%                                                     $      110,090,394
                                                                          ==================

NOTES TO SCHEDULE OF INVESTMENTS

        Aggregate cost for federal income tax purposes was $88,681,021; and net unrealized appreciation consisted of:

          Gross unrealized appreciation                                   $       22,548,859
          Gross unrealized depreciation                                           (2,432,139)
                                                                          ------------------
            Net unrealized appreciation                                   $       20,116,720
                                                                          ==================

(a)     Non-income producing security.
  %     Represents a percentage of net assets.

                 See accompanying notes to financial statements.

UBS SMALL CAP EQUITY RELATIONSHIP FUND

For the fiscal year ended December 31, 2004, UBS Small Cap Equity Relationship Fund (the "Fund") returned 19.13%, outperforming the 18.33% return of its benchmark, the Russell 2000 Index (the "Index"). Since inception on April 30, 1995, through period end, the Fund returned 15.20% on an annualized basis, outperforming the 11.18% annualized return for the Index. (Returns over various time periods are shown on page 37; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund's strong relative performance over the reporting period was primarily due to stock selection across industry sectors, and significant exposure to companies with strong, consistent earnings and low stock price volatility.

QUALITY SCREEN LED TO STRONG STOCK SELECTION

The ebb and flow in small-cap stocks followed investors' changing outlook for the economy. Worried about rising interest rates, higher oil prices and the presidential election, investors became more risk averse, favoring larger companies with solid earnings. But, when presented with better-than-expected economic data, investors eagerly returned to more speculative small-cap stocks. We rode out the market's movements by adhering to our disciplined investment process. Through extensive, bottom-up research, we sought to identify small-cap companies with attractive business models, strong management teams, prospects for earnings growth and conservative balance sheets. From this group, we selected the companies offering the most meaningful price-to-value discrepancies.

Our investment process emphasizes stock selection over sector allocation, so our sector positions are driven more by stock selection rather than any specific strategy. That said, over the period the portfolio held overweights in the transportation and healthcare sectors, and underweights in technology (particularly semiconductor companies) and materials.

The Fund's overweight in transportation included a wide variety of companies, including two small "feeder" airlines, a railroad, a helicopter service and a freight trucking company. Holdings in this sector that contributed to relative performance included Yellow Roadway Corp. and Genesee & Wyoming Inc. The Fund's overweight in healthcare--holdings in this area focused on medical services and medical products--also added to performance. We were attracted to this sector by reasonable valuations and increasing demand from America's aging population. Two holdings that did particularly well were Ocular Sciences and Province Healthcare Co.

The Fund's underweight exposure in technology hardware also supported relative performance. Within hardware, the Fund benefited from its underweight in the poorly performing semiconductor industry. These benefits were slightly mitigated, however, by the Fund's overweight in electronic equipment. Performance was also hurt during the reporting period by our underweight in materials. In particular, the Fund was underweight in mining and metal, which did well over the fiscal year.

Solid performers outside of these industries included Harris Corp., McGrath Rentcorp and Dupont Photomasks. Harris Corp., the Fund's top-performing stock for the reporting period, is an international communications technology company. McGrath Rentcorp is a modular building rental company, and Dupont Photomasks manufactures and sells photomasks, which are glass plates used in the production of semiconductors.

LOOKING AHEAD

Small-cap valuations, although in line with their longer-term historical average, appear reasonable given anticipated strong earnings growth. This combination of reasonable valuations and strong fundamentals bolsters our confidence in the long-term prospects for small-cap performance. Of course, an unexpected downturn in the economy or a major increase in geopolitical tensions would likely be detrimental to investment returns.

As we enter 2005, the portfolio is overweighted to several sectors, including transportation, which we find continues to be attractively priced considering its economic sensitivity. However, most of the sector overweights in our portfolio, including commercial services, durables, financials, healthcare and media, reflect price-value opportunities on a stock-specific level, which we identify through our bottom-up research.

TOTAL RETURN (UNAUDITED)

                                             1 YEAR        3 YEARS       5 YEARS     ANNUALIZED
                                              ENDED         ENDED         ENDED      4/30/95* TO
                                            12/31/04      12/31/04      12/31/04      12/31/04
------------------------------------------------------------------------------------------------
UBS SMALL CAP EQUITY RELATIONSHIP FUND         19.13%        16.33%        15.06%          15.20%
Russell 2000 Index                             18.33         11.48          6.61           11.18

* PERFORMANCE INCEPTION DATE OF UBS SMALL CAP EQUITY RELATIONSHIP FUND (FORMERLY UBS U.S. SMALL CAP EQUITY RELATIONSHIP FUND). ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. TOTAL RETURN DOES NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON A REDEMPTION OF FUND SHARES.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS Small Cap Equity Relationship Fund and the Russell 2000 Index, if you had invested $100,000 on April 30, 1995. Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here.

[CHART]

UBS SMALL CAP EQUITY RELATIONSHIP FUND VS. RUSSELL 2000 INDEX+

           UBS SMALL CAP EQUITY
             RELATIONSHIP FUND    RUSSELL 2000 INDEX
                  100000                 100000
                  100802                 101719
                  105306                 106996
                  109310                 113159
                  113508                 115500
                  113864                 117563
                  112673                 112306
                  117557                 117024
12/31/95          119936                 120111
                  118542                 119981
                  121360                 123721
                  125800                 126239
                  134578                 132989
                  141097                 138230
                  135051                 132554
                  126673                 120976
                  135902                 128000
                  140758                 133005
                  142806                 130957
                  148199                 136353
12/31/96          152509                 139925
                  154820                 142722
                  153430                 139261
                  149872                 132689
                  147152                 133059
                  161939                 147862
                  171055                 154198
                  183111                 161373
                  191388                 165066
                  205843                 177148
                  199239                 169366
                  198700                 168270
12/31/97          200635                 171216
                  198854                 168513
                  211131                 180974
                  219726                 188438
                  224013                 189480
                  214001                 179276
                  211458                 179653
                  196004                 165109
                  164747                 133048
                  170480                 143460
                  174399                 149311
                  182545                 157134
12/31/98          189356                 166858
                  194368                 169075
                  175428                 155381
                  167446                 157807
                  181038                 171947
                  185942                 174459
                  192865                 182348
                  194388                 177344
                  186123                 170781
                  185192                 170818
                  180003                 171510
                  186670                 181751
12/31/99          194892                 202325
                  193974                 199076
                  204125                 231951
                  210324                 216658
                  206710                 203621
                  197780                 191753
                  204940                 208469
                  210175                 201762
                  220428                 217156
                  217659                 210773
                  213730                 201365
                  202292                 180695
12/31/00          213920                 196213
                  235948                 206428
                  226842                 192884
                  218387                 183449
                  228858                 197800
                  244670                 202662
                  247386                 209660
                  243044                 198311
                  240350                 191905
                  211278                 166073
                  221230                 175791
                  238394                 189401
12/31/01          249640                 201091
                  256690                 198999
                  259033                 193552
                  277162                 209102
                  287299                 211006
                  282596                 201642
                  269197                 191637
                  236936                 162694
                  240699                 162280
                  222130                 150626
                  228083                 155455
                  246239                 169329
12/31/02          239103                 159901
                  231666                 155475
                  224492                 150777
                  225942                 152718
                  247984                 167199
                  267847                 185141
                  273472                 188492
                  281846                 200286
                  291876                 209468
                  288157                 205603
                  309058                 222869
                  320121                 230777
12/31/03          329924                 235460
                  341671                 245689
                  348129                 247892
                  349733                 250201
                  336853                 237445
                  340689                 241224
                  349693                 251383
                  331881                 234457
                  335798                 233251
                  345311                 244202
                  353964                 249009
                  378663                 270608
12/31/04          393024                 278618

+ Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction of taxes that would be paid on redemptions of fund shares for rebalancing.

Explanation of Expense Disclosure (Unaudited)

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (as applicable), and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               BEGINNING            ENDING           EXPENSES PAID
                                             ACCOUNT VALUE       ACCOUNT VALUE      DURING PERIOD*
                                             JULY 1, 2004      DECEMBER 31, 2004    7/1/04-12/31/04
---------------------------------------------------------------------------------------------------
Actual                                       $    1,000.00     $        1,123.90    $          0.20
Hypothetical (5% return before expenses)          1,000.00              1,024.95               0.19

* Expenses are equal to the Fund's annualized expense ratio of 0.0375%, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

Top Ten Equity Holdings (Unaudited)
AS OF DECEMBER 31, 2004

                                                             PERCENTAGE OF
                                                               NET ASSETS
--------------------------------------------------------------------------
Harris Corp.                                                           2.4%
McGrath Rentcorp.                                                      2.3
Renal Care Group, Inc.                                                 2.3
Regal-Beloit Corp.                                                     2.0
Oceaneering International, Inc.                                        1.9
Equitable Resources, Inc.                                              1.7
Esterline Technologies Corp.                                           1.7
Ryland Group, Inc.                                                     1.6
Apollo Investment Corp.                                                1.5
Cullen/Frost Bankers, Inc.                                             1.5
--------------------------------------------------------------------------
Total                                                                 18.9%

INDUSTRY DIVERSIFICATION (UNAUDITED)
AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2004

U.S. Equities
   Aerospace & Defense                                                2.58%
   Airlines                                                           2.95
   Auto Components                                                    1.30
   Biotechnology                                                      3.29
   Building Products                                                  0.38
   Capital Markets                                                    2.38
   Chemicals                                                          0.69
   Commercial Banks                                                   7.33
   Commercial Services & Supplies                                     6.07
   Communications Equipment                                           3.91
   Computers & Peripherals                                            0.20
   Diversified Financial Services                                     0.77
   Electric Utilities                                                 0.54
   Electrical Equipment                                               2.00
   Electronic Equipment & Instruments                                 3.19
   Energy Equipment & Services                                        3.33
   Food Products                                                      0.98
   Health Care Equipment & Supplies                                   4.14
   Health Care Providers & Services                                   5.03
   Hotels, Restaurants & Leisure                                      1.16
   Household Durables                                                 5.31
   Insurance                                                          2.58
   Internet Software & Services                                       1.06
   IT Services                                                        0.93
   Machinery                                                          2.84
   Media                                                              3.49
   Metals & Mining                                                    0.23
   Multi-Utilities & Unregulated Power                                2.79
   Oil & Gas                                                          0.75
   Personal Products                                                  1.28
   Pharmaceuticals                                                    0.61
   Real Estate                                                        5.34
   Road & Rail                                                        2.17
   Semiconductors & Semiconductor Equipment                           0.34
   Software                                                           2.08
   Specialty Retail                                                   4.16
   Textiles, Apparel & Luxury Goods                                   1.35
   Thrifts & Mortgage Finance                                         2.74
                                                                    ------
      Total U.S. Equities                                            92.27

INVESTMENT COMPANY                                                    3.07
SHORT-TERM INVESTMENTS                                                4.24
                                                                    ------
   TOTAL INVESTMENTS                                                 99.58
CASH AND OTHER ASSETS, LESS LIABILITIES                               0.42
                                                                    ------
NET ASSETS                                                          100.00%
                                                                    ======

UBS SMALL CAP EQUITY RELATIONSHIP FUND  -- SCHEDULE OF INVESTMENTS

December 31, 2004

                                                          SHARES                VALUE
                                                     ------------------   ------------------
U.S. EQUITIES  -- 92.27%
AEROSPACE & DEFENSE  -- 2.58%
Esterline Technologies Corp. (a)                                184,800   $        6,033,720
Triumph Group, Inc. (a)                                          75,600            2,986,200
                                                                          ------------------
                                                                                   9,019,920
                                                                          ------------------

AIRLINES -- 2.95%
AMR Corp. (a)                                                   243,800            2,669,610
Mesa Air Group, Inc. (a)                                        352,000            2,794,880
Pinnacle Airlines Corp. (a)                                     349,500            4,872,030
                                                                          ------------------
                                                                                  10,336,520
                                                                          ------------------

AUTO COMPONENTS -- 1.30%
American Axle & Manufacturing
    Holdings, Inc                                               148,300            4,546,878
                                                                          ------------------

BIOTECHNOLOGY -- 3.29%
Alkermes, Inc. (a)                                              157,500            2,219,175
Digene Corp. (a)                                                 54,300            1,419,945
Dov Pharmaceutical, Inc. (a)                                     56,600            1,021,630
Ligand Pharmaceuticals, Inc. (a)                                197,800            2,302,392
Seattle Genetics, Inc. (a)                                      299,300            1,954,429
Trimeris, Inc. (a)                                               92,800            1,314,976
Vicuron Pharmaceuticals, Inc. (a)                                74,000            1,288,340
                                                                          ------------------
                                                                                  11,520,887
                                                                          ------------------

BUILDING PRODUCTS -- 0.38%
Apogee Enterprises, Inc.                                         99,200            1,330,272
                                                                          ------------------

CAPITAL MARKETS -- 2.38%
Apollo Investment Corp. (a)                                     358,700            5,416,370
National Financial Partners Corp.                                74,800            2,902,240
                                                                          ------------------
                                                                                   8,318,610
                                                                          ------------------

CHEMICALS  -- 0.69%
Lubrizol Corp.                                                   65,900            2,429,074
                                                                          ------------------

COMMERCIAL BANKS -- 7.33%
Boston Private Financial Holdings, Inc                          161,800            4,557,906
Colonial BancGroup, Inc.                                        186,800            3,965,764
Cullen/Frost Bankers, Inc.                                      109,900            5,341,140
First Bancorp                                                    64,600            4,102,746
South Financial Group, Inc.                                     113,300            3,685,649
Trustmark Corp.                                                 128,800            4,001,816
                                                                          ------------------
                                                                                  25,655,021
                                                                          ------------------

COMMERCIAL SERVICES & SUPPLIES -- 6.07%
Harland (John H.) Co.                                            36,600            1,321,260
Jackson Hewitt Tax Service, Inc.                                192,500            4,860,625
McGrath Rentcorp                                                184,200            8,032,962
Mobile Mini, Inc. (a)                                           152,100            5,025,384
School Specialty, Inc. (a)                                       51,400            1,981,984
                                                                          ------------------
                                                                                  21,222,215
                                                                          ------------------

COMMUNICATIONS EQUIPMENT -- 3.91%
Black Box Corp.                                                  42,200            2,026,444
Harris Corp.                                                    134,500            8,310,755
Tekelec (a)                                                     163,300            3,337,852
                                                                          ------------------
                                                                                  13,675,051
                                                                          ------------------

COMPUTERS & PERIPHERALS -- 0.20%
Quantum Corp. (a)                                               261,000              683,820
                                                                          ------------------

DIVERSIFIED FINANCIAL SERVICES -- 0.77%
Advance America Cash Advance Centers,
   Inc. (a)                                                      45,500   $        1,041,950
NGP Capital Resources Co. (a)                                   106,600            1,638,442
                                                                          ------------------
                                                                                   2,680,392
                                                                          ------------------

ELECTRIC UTILITIES -- 0.54%
Allete, Inc.                                                     51,800            1,903,650
                                                                          ------------------

ELECTRICAL EQUIPMENT -- 2.00%
Regal-Beloit Corp.                                              244,700            6,998,420
                                                                          ------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 3.19%
Methode Electronics, Inc., Class A                              201,300            2,586,705
Newport Corp. (a)                                               278,100            3,921,210
Park Electrochemical Corp.                                      214,900            4,659,032
                                                                          ------------------
                                                                                  11,166,947
                                                                          ------------------

ENERGY EQUIPMENT & SERVICES -- 3.33%
Oceaneering International, Inc. (a)                             174,100            6,497,412
Offshore Logistics, Inc. (a)                                    158,300            5,140,001
                                                                          ------------------
                                                                                  11,637,413
                                                                          ------------------

FOOD PRODUCTS -- 0.98%
Hain Celestial Group, Inc. (a)                                  165,900            3,429,153
                                                                          ------------------

HEALTH CARE EQUIPMENT & SUPPLIES -- 4.14%
Candela Corp. (a)                                               384,100            4,363,376
Haemonetics Corp. (a)                                           129,900            4,703,679
Mentor Corp.                                                     94,600            3,191,804
Ocular Sciences, Inc. (a)                                        45,600            2,234,856
                                                                          ------------------
                                                                                  14,493,715
                                                                          ------------------

HEALTH CARE PROVIDERS & SERVICES -- 5.03%
LifePoint Hospitals, Inc. (a)                                    96,100            3,346,202
Molina Healthcare, Inc. (a)                                      84,200            3,905,196
RehabCare Group, Inc. (a)                                        85,150            2,383,348
Renal Care Group, Inc. (a)                                      220,900            7,950,191
                                                                          ------------------
                                                                                  17,584,937
                                                                          ------------------

HOTELS, RESTAURANTS & LEISURE -- 1.16%
CBRL Group, Inc                                                  96,900            4,055,265
                                                                          ------------------

HOUSEHOLD DURABLES -- 5.31%
Department 56, Inc. (a)                                         305,800            5,091,570
Furniture Brands International, Inc.                            159,000            3,982,950
Meritage Homes Corp. (a)                                          3,100              349,370
Ryland Group, Inc.                                               94,600            5,443,284
Snap-On, Inc.                                                   107,500            3,693,700
                                                                          ------------------
                                                                                  18,560,874
                                                                          ------------------

INSURANCE -- 2.58%
AmerUs Group Co.                                                115,400            5,227,620
Selective Insurance Group, Inc.                                  85,700            3,791,368
                                                                          ------------------
                                                                                   9,018,988
                                                                          ------------------

INTERNET SOFTWARE & SERVICES -- 1.06%
Tumbleweed Communications Corp. (a)                           1,114,600            3,722,764
                                                                          ------------------

IT SERVICES -- 0.93%
BearingPoint, Inc. (a)                                          114,300              917,829
Computer Task Group, Inc. (a)                                   416,300            2,331,280
                                                                          ------------------
                                                                                   3,249,109
                                                                          ------------------

                                                          SHARES                VALUE
                                                     ------------------   ------------------
MACHINERY -- 2.84%
Gardner Denver, Inc. (a)                                        143,900   $        5,222,131
Nordson Corp.                                                   118,000            4,728,260
                                                                          ------------------
                                                                                   9,950,391
                                                                          ------------------

MEDIA -- 3.49%
Advo, Inc.                                                       76,700            2,734,355
Radio One, Inc. (a)                                             268,000            4,320,160
Saga Communications, Inc., Class A (a)                          201,362            3,392,950
Sinclair Broadcast Group, Inc.                                  192,600            1,773,846
                                                                          ------------------
                                                                                  12,221,311
                                                                          ------------------

METALS & MINING -- 0.23%
Quanex Corp.                                                     11,800              809,126
                                                                          ------------------

MULTIUTILITIES & UNREGULATED POWER -- 2.79%
Equitable Resources, Inc.                                       100,600            6,102,396
Ultralife Batteries, Inc. (a)                                   187,688            3,650,532
                                                                          ------------------
                                                                                   9,752,928
                                                                          ------------------

OIL & GAS -- 0.75%
Cimarex Energy Co. (a)                                           69,600            2,637,840
                                                                          ------------------

PERSONAL PRODUCTS -- 1.28%
Nu Skin Enterprises, Inc., Class A                              177,000            4,492,260
                                                                          ------------------

PHARMACEUTICALS -- 0.61%
KV Pharmaceutical Co., Class A (a)                               97,350            2,146,568
                                                                          ------------------

REAL ESTATE -- 5.34%
Government Properties Trust, Inc. REIT                          107,300            1,057,978
Kilroy Realty Corp. REIT                                        103,700            4,433,175
Parkway Properties, Inc. REIT                                    80,200            4,070,150
Saxon Capital, Inc. REIT                                        187,000            4,486,130
Thornburg Mortgage, Inc. REIT                                   160,100            4,636,496
                                                                          ------------------
                                                                                  18,683,929
                                                                          ------------------

ROAD & RAIL -- 2.17%
Genesee & Wyoming, Inc. (a)                                         150                4,219
Werner Enterprises, Inc                                         139,300            3,153,752
Yellow Roadway Corp. (a)                                         79,800            4,445,658
                                                                          ------------------
                                                                                   7,603,629
                                                                          ------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.34%
Integrated Silicon Solutions, Inc. (a)                          145,300            1,191,460
                                                                          ------------------

SOFTWARE -- 2.08%
Mentor Graphics Corp. (a)                                       268,300            4,102,307
Reynolds & Reynolds Co., Class A                                119,700            3,173,247
                                                                          ------------------
                                                                                   7,275,554
                                                                          ------------------

SPECIALTY RETAIL -- 4.16%
Linens 'N Things, Inc. (a)                                      125,700   $        3,117,360
Party City Corp. (a)                                            323,800            4,186,734
Rent-A-Center, Inc. (a)                                         128,600            3,407,900
Sharper Image Corp. (a)                                          50,000              942,500
Sports Authority, Inc. (a)                                      113,000            2,909,750
                                                                          ------------------
                                                                                  14,564,244
                                                                          ------------------

TEXTILES, APPAREL & LUXURY GOODS -- 1.35%
Kellwood Co.                                                     54,800            1,890,600
Movado Group, Inc.                                              151,070            2,817,456
                                                                          ------------------
                                                                                   4,708,056
                                                                          ------------------

THRIFTS & MORTGAGE FINANCE -- 2.74%
Accredited Home Lenders Holding Co. (a)                          88,100            4,376,808
IndyMac Bancorp, Inc.                                            55,900            1,925,755
Ocwen Financial Corp. (a)                                       343,700            3,285,772
                                                                          ------------------
                                                                                   9,588,335
                                                                          ------------------

Total U.S. Equities (Cost $259,199,400)                                          322,865,526
                                                                          ------------------

INVESTMENT COMPANY -- 3.07%
iShares Russell 2000 Index Fund
   (Cost $9,535,957)                                             82,800           10,722,600
                                                                          ------------------

SHORTTERM INVESTMENTS -- 4.24%
OTHER -- 3.73%
UBS Supplementary Trust U.S. Cash
   Management Prime Fund,
   yield of 2.28%                                            13,044,308           13,044,308
                                                                          ------------------

                                                            FACE
                                                           AMOUNT
                                                     ------------------
U.S. GOVERNMENT OBLIGATION -- 0.51%
U.S. Treasury Bills, yield of 1.70%
   due 02/03/05 (b)                                  $        1,800,000            1,796,610
                                                                           -----------------
Total Short-Term Investments
   (Cost $14,841,492)                                                             14,840,918
                                                                           -----------------
Total Investments -- 99.58%
   (Cost $283,576,849)                                                           348,429,044
Cash and other assets,
    less liabilities -- 0.42%                                                      1,470,731
                                                                           -----------------
Net Assets -- 100.00%                                                      $     349,899,775
                                                                           =================

NOTES TO SCHEDULE OF INVESTMENTS
        Aggregate cost for federal income tax purposes was $283,576,849; and net unrealized appreciation consisted of:

               Gross unrealized appreciation                   $   69,747,706
               Gross unrealized depreciation                       (4,895,511)
                                                               --------------
                 Net unrealized appreciation                   $   64,852,195
                                                               ==============

(a)     Non-income producing security.
(b)     This security was pledged to cover margin requirements for futures contracts.
%       Represents a percentage of net assets.
REIT    Real Estate Investment Trust

FUTURES CONTRACTS
UBS Small Cap Equity Relationship Fund had the following open futures contracts as of December 31, 2004:

                                  EXPIRATION                      CURRENT       UNREALIZED
                                     DATE            COST          VALUE       APPRECIATION
                                 -------------   ------------   ------------   ------------
INDEX FUTURES BUY CONTRACTS:
S&P 500 Index, 31 contracts       March 2005     $  9,342,067   $  9,406,175   $     64,108
                                                                               ============

The segregated aggregate market value of investments pledged to cover margin requirements for the open futures contracts at December 31, 2004 was $1,796,610.

                 See accompanying notes to financial statements.

UBS INTERNATIONAL EQUITY RELATIONSHIP FUND

For the fiscal year ended December 31, 2004, UBS International Equity Relationship Fund (the "Fund") returned 18.48%, underperforming the 20.36% return of its benchmark, the MSCI World Ex USA (Free) Index (the "Index"). Since inception on June 26, 1998, through period end, the Fund returned 5.43% on an annualized basis, outperforming the 3.65% annualized return for the Index*. (Returns over various time periods are shown on page 44; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

While the Fund posted strong absolute performance, it trailed its benchmark during the fiscal year. This relative performance was primarily due to stock selection, which also guided country and sector allocation decisions. Overall, the Fund's portfolio was skewed toward defensive companies with stable cash flows. These companies did not participate in some of the more risk-oriented rallies seen in 2004, but we continue to believe they offer sound long-term potential.

RESEARCH-DRIVEN STOCK SELECTION GUIDED PORTFOLIO CONSTRUCTION
Global equity markets started the year strong, buoyed by investors' hopes for a continued strong economic recovery. However, rising interest rates, higher oil prices and continued geopolitical tensions, caused investors to pull back.

Stock selection was key in this more moderate market. Our stock selection process rests on the premise that stocks often sell for more or less than their intrinsic values. Our global network of equity analysts employs fundamental research and extensive risk management tools to calculate intrinsic value, uncovering price discrepancies that offer opportunity for investment.

Our research led us to strong selection in a variety of industries, including diversified financials, food and staples, retailing and transportation. During the fiscal year, the Fund held an overweight position in retail, which contributed to relative performance. In diversified financials, we saw contributions from our position in Credit Suisse Group. In the transportation sector, Canadian National Railway delivered strong results. Stock selection hurt relative performance in the materials and the commercial services and supplies industry.

The Fund was also helped by its underweight in technology hardware and equipment, as well as an overweight in telecommunications. These gains were lessened by poor stock selection within these sectors. In contrast, the Fund's underweight in strong performing utilities was a negative, but good stock selection mitigated its impact on the portfolio.

The portfolio's geographic weighting reflected our sector and regional views. At the country level, the Fund's largest overweight position was in the UK, where we were attracted to the country's financial sector and the more defensive orientation of its industry composition. This position benefited the Fund's relative performance as the UK delivered strong returns over the period. Conversely, the Fund's performance was hindered by its underweight exposure in Italy and Spain. We underweighted Japan, whose improved prospects we felt were already discounted by the market.

Currency positions were scaled back during the year as the euro outperformed versus the pound sterling, and the Australian dollar appreciated versus the yen. By year-end, our currency position was near neutral, with only a minor contribution to the portfolio's risk profile.

LOOKING AHEAD
The global economy continues to grow, but at a more moderate rate than most investors had hoped. While earnings remain strong, expectations for US corporate profit growth has declined, and the same seems to be occurring in Japan. On the other hand, European earnings estimates as a whole remain solid. Despite these more challenging conditions, we are confident that our global research team will continue to find areas of opportunity.

We do not foresee making any significant changes to our strategy heading into 2005. We continue to favor telecommunications stocks, and have been adding attractive healthcare companies to the portfolio. We expect to continue gradually increasing our technology exposure going forward. Based on our analysis, we believe that these companies' business cycles can turn quickly, driving prices up abruptly. We want the Fund to be positioned to benefit if this occurs.

*    The since inception return for the Index is calculated as of June 30, 1998.

Total Return (Unaudited)

                                                  1 YEAR       3 YEARS       5 YEARS       ANNUALIZED
                                                  ENDED         ENDED         ENDED       6/26/98* TO
                                                 12/31/04      12/31/04      12/31/04      12/31/04
------------------------------------------------------------------------------------------------------
UBS INTERNATIONAL EQUITY RELATIONSHIP FUND           18.48%        11.95%         2.46%           5.43%
MSCI World Ex USA (Free) Index                       20.36         12.24         -0.77            3.65

* PERFORMANCE INCEPTION DATE OF UBS INTERNATIONAL EQUITY RELATIONSHIP FUND. FOR ILLUSTRATION PURPOSES, THE SINCE INCEPTION RETURN FOR THE INDEX IS CALCULATED AS OF 6/30/98, WHICH IS THE CLOSEST MONTH END TO THE INCEPTION DATE OF THE FUND.
     ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
     TOTAL RETURN DOES NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON A REDEMPTION OF FUND SHARES.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS International Equity Relationship Fund and the MSCI World Ex USA (Free) Index if you had invested $100,000 on June 26, 1998. Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here.

[CHART]

UBS INTERNATIONAL EQUITY RELATIONSHIP FUND VS. MSCI WORLD EX USA (FREE) INDEX+

               UBS INTERNATIONAL EQUITY      MSCI WORLD EX USA
                  RELATIONSHIP FUND            (FREE) INDEX
             ---------------------------   ----------------------
                                  100000                   100000
                                  102447                   100660
                                   89742                  87808.3
                                   87519                  85298.9
                                   94752                  94197.6
                                   99532                  98984.8
12/31/98                          103223                   102717
                                  103185                   102702
                                   99869                   100118
                                  103172                   104257
                                  107932                   108760
                                  102553                   103195
                                  106645                   107178
                                  109917                   110278
                                  109589                   110574
                                  108830                   111809
                                  111667                   116130
                                  114634                   120176
12/31/99                          125008                   131240
                                  116063                   123268
                                  116538                   126728
                                  120269                   131932
                                  115843                   125072
                                  114781                   122042
                                  121629                   127310
                                  117251                   122442
                                  117997                   124040
                                  113550                   117613
                                  110938                   114407
                                  110789                   109787
12/31/00                          116827                   113563
                                  115750                   113775
                                  108935                   104768
                                  102863                  97661.7
                                  109399                   104486
                                  106335                   101080
                                  104444                  96956.3
                                  103067                  95256.5
                                  102900                  92710.6
                                   94746                  83346.8
                                   97091                  85382.7
                                   99437                  88736.3
12/31/01                          100597                  89301.5
                                   96710                  84759.2
                                   97980                  85263.5
                                  103012                  89799.2
                                  104535                  90349.8
                                  106720                  91559.2
                                  103200                  87843.5
                                   92504                  79105.3
                                   92599                  78970.9
                                   81866                    70597
                                   87441                  74305.7
                                   91716                  77722.2
12/31/02                           89083                  75210.1
                                   84617                  72346.3
                                   82988                  70911.4
                                   82028                  69551.2
                                   89753                  76253.2
                                   95090                  81004.5
                                   96520                  82987.6
                                   97908                  84891.7
                                   99779                  87061.9
                                  102334                  89671.9
                                  107671                  95284.6
                                  110867                  97437.8
12/31/03                          119125                   104910
                                  119533                   106368
                                  121852                   108814
                                  122136                   109326
                                  119471                   106467
                                  120132                   106999
                                  122715                   109477
                                  119691                   106140
                                  120897                   106562
                                  123841                   109665
                                  128797                   113602
                                  135666                   121151
12/31/04                          141144                   126268

+ Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction of taxes that would be paid on redemptions of fund shares for rebalancing.

Explanation of Expense Disclosure (Unaudited)

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (as applicable), and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                         BEGINNING              ENDING               EXPENSES PAID
                                       ACCOUNT VALUE          ACCOUNT VALUE          DURING PERIOD*
                                        JULY 1, 2004         DECEMBER 31, 2004       7/1/04-12/31/04
------------------------------------------------------------------------------------------------------
Actual                              $           1,000.00   $           1,150.20   $               0.49
Hypothetical (5% return expenses)               1,000.00               1,024.68                   0.46

* Expenses are equal to the Fund's annualized expense ratio of 0.0900%, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the onehalf year period).

TOP TEN EQUITY HOLDINGS (UNAUDITED)

AS OF DECEMBER 31, 2004

                                       PERCENTAGE OF
                                        NET ASSETS
-----------------------------------------------------
Vodafone Group PLC                                3.2%
Royal Bank of Scotland Group PLC                  2.7
BP PLC                                            2.6
Total S.A.                                        2.5
Shell Transport & Trading Co. PLC                 2.5
Roche Holding AG                                  2.4
Barclays PLC                                      2.4
Diageo PLC                                        2.2
ABN AMRO Holding NV                               2.1
Bank of Ireland                                   1.9
                                      ---------------
Total                                            24.5%

INDUSTRY DIVERSIFICATION (UNAUDITED)
AS A PERCENTAGE OF NET ASSETS
AS OF DECEMBER 31, 2004

INTERNATIONAL EQUITIES
   Air Freight & Logistics                          1.31%
   Airlines                                         0.33
   Auto Components                                  1.46
   Automobiles                                      2.45
   Beverages                                        2.92
   Biotechnology                                    0.56
   Capital Markets                                  1.84
   Chemicals                                        2.01
   Commercial Banks                                17.77
   Commercial Services & Supplies                   1.47
   Communications Equipment                         1.24
   Construction & Engineering                       0.25
   Construction Materials                           2.01
   Consumer Finance                                 0.52
   Diversified Financial Services                   0.98
   Diversified Telecommunication Services           6.12
   Electric Utilities                               0.95
   Electronic Equipment & Instruments               1.09
   Food & Staples Retailing                         2.34
   Food Products                                    2.04
   Health Care Equipment & Supplies                 0.32
   Household Durables                               2.26
   Household Products                               1.22
   Insurance                                        4.07
   Internet & Catalog Retail                        0.51
   IT Services                                      0.41
   Leisure Equipment & Products                     0.57
   Machinery                                        0.81
   Media                                            3.40
   Metals & Mining                                  1.09
   MultiUtilities & Unregulated Power               0.49
   Multiline Retail                                 0.16
   Office Electronics                               1.67
   Oil & Gas                                        9.32
   Paper & Forest Products                          1.50
   Pharmaceuticals                                  6.67
   Real Estate                                      1.76
   Road & Rail                                      1.37
   Semiconductors & Semiconductor Equipment         1.08
   Specialty Retail                                 2.39
   Textiles, Apparel & Luxury Goods                 0.39
   Tobacco                                          1.82
   Trading Companies & Distributors                 1.14
   Wireless Telecommunication Services              4.75
                                                --------
     Total International Equities                  98.83

SHORTTERM INVESTMENT                                0.77
TOTAL INVESTMENTS                                  99.60
CASH AND OTHER ASSETS, LESS LIABILITIES             0.40
                                                --------
NET ASSETS                                        100.00%
                                                ========

UBS INTERNATIONAL EQUITY RELATIONSHIP FUND   SCHEDULE OF INVESTMENTS

December 31, 2004

                                                          SHARES                VALUE
                                                     ------------------   ------------------
INTERNATIONAL EQUITIES  -- 98.83%
AUSTRALIA -- 3.15%
Australia & New Zealand Banking Group Ltd.                       40,129   $          647,702
National Australia Bank Ltd.                                     32,704              738,848
Qantas Airways Ltd.                                             109,235              317,685
QBE Insurance Group Ltd.                                         84,133            1,012,361
Woolworths Ltd.                                                  27,296              321,174
                                                                          ------------------
                                                                                   3,037,770
                                                                          ------------------

AUSTRIA -- 0.98%
Telekom Austria AG                                               50,028              948,608
                                                                          ------------------

BELGIUM -- 1.39%
Fortis                                                           34,361              950,450
Solvay S.A.                                                       3,526              388,210
                                                                          ------------------
                                                                                   1,338,660
                                                                          ------------------

CANADA -- 5.80%
Alcan, Inc.                                                      21,360            1,048,256
Bank of Nova Scotia                                              17,700              601,252
BCE, Inc.                                                        24,500              591,362
Canadian National Railway Co.                                    17,000            1,036,757
Canadian Tire Corp., Ltd.                                         3,300              154,816
Cott Corp.(a)                                                    10,900              270,010
Great-West Lifeco, Inc.                                          12,900              287,468
Magna International, Inc., Class A                                5,600              460,704
Petro-Canada                                                     11,200              571,801
Shoppers Drug Mart Corp.(a)                                      18,500              575,466
                                                                          ------------------
                                                                                   5,597,892
                                                                          ------------------

FINLAND -- 2.28%
Nokia Oyj                                                        75,664            1,195,074
UPM-Kymmene Oyj                                                  45,174            1,004,549
                                                                          ------------------
                                                                                   2,199,623
                                                                          ------------------

FRANCE -- 8.20%
BNP Paribas                                                      13,968            1,011,954
Cap Gemini S.A.(a)                                               12,480              399,658
France Telecom S.A.                                              43,587            1,443,223
LVMH Moet Hennessy Louis Vuitton S.A.                             4,950              379,139
Sanofi-Aventis S.A.                                              19,156            1,531,022
Total S.A.                                                       11,205            2,447,524
Unibail                                                           4,459              701,852
                                                                          ------------------
                                                                                   7,914,372
                                                                          ------------------

GERMANY -- 0.41%
Volkswagen AG                                                     8,764              397,281
                                                                          ------------------

HONG KONG -- 1.15%
Cheung Kong Holdings Ltd.                                        51,000              508,511
Sun Hung Kai Properties Ltd.                                     49,000              490,145
Television Broadcasts Ltd.                                       24,000              111,467
                                                                          ------------------
                                                                                   1,110,123
                                                                          ------------------

IRELAND -- 3.03%
Bank of Ireland                                                 109,460            1,822,597
CRH PLC                                                          41,060            1,099,473
                                                                          ------------------
                                                                                   2,922,070
                                                                          ------------------

ITALY -- 2.30%
ENI SpA                                                          40,349            1,010,233
UniCredito Italiano SpA                                         210,988            1,213,102
                                                                          ------------------
                                                                                   2,223,335
                                                                          ------------------

JAPAN -- 18.23%
Canon, Inc.                                                      29,800   $        1,608,217
East Japan Railway Co.                                               51              283,693
Fuji Photo Film Co., Ltd.                                        15,000              547,477
Funai Electric Co., Ltd.                                          4,200              521,362
Honda Motor Co., Ltd.                                            21,700            1,124,495
Kao Corp.                                                        46,000            1,176,149
Meitec Corp.                                                      5,800              216,219
Mitsubishi Corp.                                                 50,000              646,043
Murata Manufacturing Co., Ltd.                                    8,800              492,086
NGK Spark Plug Co., Ltd.                                         61,000              631,609
Nippon Paper Group, Inc.                                             98              439,934
Nissan Motor Co., Ltd.                                           77,700              844,714
Nitto Denko Corp.                                                15,300              839,133
NTT DoCoMo, Inc.                                                    832            1,534,576
Rohm Co., Ltd.                                                   10,100            1,044,794
Sekisui House Ltd.                                               43,000              501,044
ShinEtsu Chemical Co., Ltd.                                       9,500              389,382
SKY Perfect Communications, Inc.                                    172              186,318
Sompo Japan Insurance, Inc.                                      79,000              804,879
Sumitomo Mitsui Financial Group, Inc.                               132              959,696
Sumitomo Trust & Banking Co., Ltd.                               70,000              506,197
Takeda Pharmaceutical Co., Ltd.                                  27,100            1,364,653
Takefuji Corp.                                                    7,390              499,782
Toyota Industries Corp.                                          12,600              314,785
Yokogawa Electric Corp.                                           9,000              120,328
                                                                          ------------------
                                                                                  17,597,565
                                                                          ------------------

NETHERLANDS -- 8.17%
ABN AMRO Holding NV                                              76,862            2,036,211
Heineken NV                                                      14,122              470,861
Koninklijke (Royal) Philips Electronics NV                       20,851              552,947
Reed Elsevier NV                                                 78,374            1,068,494
Royal KPN NV                                                    143,285            1,361,373
TPG NV                                                           46,516            1,263,273
VNU NV                                                           38,308            1,131,484
                                                                          ------------------
                                                                                   7,884,643
                                                                          ------------------

PORTUGAL -- 0.81%
Energias de Portugal S.A.                                        56,714              171,907
Portugal Telecom, SGPS, S.A.                                     49,096              607,277
                                                                          ------------------
                                                                                     779,184
                                                                          ------------------

SPAIN -- 0.58%
Banco Santander Central Hispano S.A.                             45,535              565,087
                                                                          ------------------

SWEDEN -- 3.45%
Electrolux AB, B Shares                                          26,400              603,846
Hennes & Mauritz AB, B Shares                                    19,530              680,350
Sandvik AB                                                       19,300              778,343
Svenska Handelsbanken AB, A Shares                               21,410              557,367
Swedish Match AB                                                 61,310              710,397
                                                                          ------------------
                                                                                   3,330,303
                                                                          ------------------

SWITZERLAND -- 8.71%
Actelion NV(a)                                                    5,292              543,581
Adecco S.A.                                                      13,388              674,051
Clariant AG                                                      19,913              321,347
Credit Suisse Group                                              42,331            1,779,458
Holcim Ltd.                                                      13,971              841,626
Nestle S.A.                                                       3,593              943,346
Nobel Biocare Holding AG                                          1,713              310,332
Roche Holding AG                                                 20,537            2,364,166

                                                          SHARES                VALUE
                                                     ------------------   ------------------
Swiss Reinsurance Co.                                             8,890   $          634,051
                                                                          ------------------
                                                                                   8,409,958
                                                                          ------------------

UNITED KINGDOM -- 30.19%
AstraZeneca PLC                                                  32,484            1,178,094
Balfour Beatty PLC                                               40,614              245,816
Barclays PLC                                                    206,923            2,328,013
BP PLC                                                          260,127            2,537,043
BT Group PLC                                                    246,074              959,049
Cadbury Schweppes PLC                                           110,464            1,028,587
Diageo PLC                                                      145,761            2,079,260
Electrocomponents PLC                                            81,304              444,482
Gallaher Group PLC                                               68,950            1,047,765
GUS PLC                                                          27,239              490,799
HBOS PLC                                                         46,650              759,498
HSBC Holdings PLC                                                46,763              789,169
ITV PLC                                                         129,274              261,223
Kesa Electricals PLC                                             91,418              495,826
Kingfisher PLC                                                  189,582            1,127,424
National Grid Transco PLC                                        49,272              469,203
Prudential PLC                                                  137,056            1,191,996
Rentokil Initial PLC                                            185,421              525,975
Reuters Group PLC                                                72,589              526,098
Royal Bank of Scotland Group PLC                                 77,741            2,614,947
Scottish & Southern Energy PLC                                   44,503              745,475
Shell Transport & Trading Co. PLC                               284,656            2,426,509
Tesco PLC                                                       219,828            1,357,939
Vodafone Group PLC                                            1,126,251            3,054,234
Wolseley PLC                                                     24,276              453,724
                                                                          ------------------
                                                                                  29,138,148
                                                                          ------------------

Total International Equities (Cost $74,566,302)                                   95,394,622
                                                                          ------------------
SHORT-TERM INVESTMENT -- 0.77%
UBS Supplementary Trust U.S. Cash
   Management Prime Fund,
   yield of 2.28% (Cost $748,619)                               748,619              748,619
                                                                          ------------------
Total Investments -- 99.60%
   (Cost $75,314,921)                                                             96,143,241
Cash and other assets, less liabilities -- 0.40%                                     383,470
                                                                          ------------------

Net Assets--100.00%                                                       $       96,526,711
                                                                          ==================

NOTES TO SCHEDULE OF INVESTMENTS
        Aggregate cost for federal income tax purposes was $75,314,921; and net unrealized appreciation consisted of:

               Gross unrealized appreciation                        $  21,654,752
               Gross unrealized depreciation                             (826,432)
                                                                    -------------
                  Net unrealized appreciation                       $  20,828,320
                                                                    =============

(a)     Non-income producing security.
%       Represents a percentage of net assets.
AUD     Australian Dollar
CAD     Canadian Dollar
DKK     Danish Krone
EUR     Euro
GBP     British Pound
HKD     Hong Kong Dollar
JPY     Japanese Yen
NOK     Norwegian Krone
SGD     Singapore Dollar
USD     United States Dollar

FORWARD FOREIGN CURRENCY CONTRACTS
UBS International Equity Relationship Fund had the following open forward foreign currency contracts as of December 31, 2004:

                                                                                                          UNREALIZED
                                                      CONTRACTS              IN             MATURITY     APPRECIATION/
                                                      TO DELIVER         EXCHANGE FOR        DATES      (DEPRECIATION)
                                                     ------------    -------------------   ----------   ---------------
British Pound                                           5,100,000    USD       9,536,541    06/03/05    $      (172,499)
Japanese Yen                                           61,000,000    USD         591,779    06/03/05            (10,246)
Swedish Krona                                           7,200,000    USD       1,066,453    06/03/05            (19,821)
Swiss Franc                                             2,270,000    USD       1,996,921    06/03/05            (15,681)
United States Dollar                                      504,660    AUD         650,000    06/03/05               (628)
United States Dollar                                      474,054    CAD         560,000    06/03/05             (6,602)
United States Dollar                                      730,916    DKK       4,100,000    06/03/05             19,787
United States Dollar                                    3,568,333    EUR       2,690,000    06/03/05             96,030
United States Dollar                                      514,080    GBP         270,000    06/03/05                (72)
United States Dollar                                      415,638    HKD       3,200,000    06/03/05                (96)
United States Dollar                                    4,586,975    JPY     466,000,000    06/03/05             12,105
United States Dollar                                      489,596    NOK       3,000,000    06/03/05              7,306
United States Dollar                                    1,654,057    SGD       2,700,000    06/03/05              8,303
                                                                                                        ---------------
   Total net unrealized depreciation on forward
     foreign currency contracts                                                                         $       (82,114)
                                                                                                        ===============

                 See accompanying notes to financial statements.

UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND

For the fiscal year ended December 31, 2004, UBS Emerging Markets Equity Relationship Fund (the "Fund") returned 28.35%, outperforming the 25.95% return of its benchmark, the MSCI Emerging Markets (Free) Index (the "Index"). Since inception on June 30, 1995, through period end, the Fund returned 4.97% on an annualized basis, outperforming the 3.84% annualized return of the Index. (Returns over various time periods are shown on page 51; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund's outperformance over the reporting period was primarily attributable to sector allocation and to security selection within sectors.

SECTOR AND SECURITY DECISIONS DROVE PERFORMANCE

During the period, sector allocation and bottom-up, rigorous, research-driven stock selection was instrumental in guiding the Fund to outperformance. Sector allocation was driven primarily by bottom-up stock selection decisions.

The Fund's two principal sector overweights were in financials and telecommunications services, both of which outperformed during the fiscal year. Within financial services, the portfolio had an emphasis on banks, an industry that, as a whole, benefited in the rising interest rate environment. Our rigorous, research-driven stock-selection process added value when holdings in OTP Bank, Banco Bradesco and Standard Bank delivered some of the Fund's best returns during the fiscal year.

As conditions in emerging markets improved over the period, telecommunications services performed well. One notable performer for the Fund was MTN, a South African mobile service provider. An underweight in the health care sector further helped relative performance when this sector underperformed over the period.

Underweights in the industrials and consumer staples sectors detracted from relative performance during 2004. However, within these sectors, security selection added value in the industrials, utilities and consumer staples sectors. As always, we identified stock opportunities that were, in our opinion, selling for less than their intrinsic values.

Alternately, negative results were generated from stock selection in the materials sector. Despite a number of active positions that added value (such as overweights in Usiminas and Caemi and an underweight in Harmony Gold), the negative impacts of our overweight in Norilsk Nickel and our underweight in CVRD resulted in a net negative for stock selection within this sector.

COUNTRY ALLOCATION GENERALLY PRODUCED NEGATIVE RESULTS

Overall, country allocation was negative. Overweights in Russia and India hurt performance during the year, along with underweights in South Africa, Poland and the Czech Republic. However, the Fund did benefit from overweights in Brazil, Korea, Hungary and Indonesia. In Brazil, sound stock selection proved beneficial, with positive results from holdings Petrobras, Caemi and Cemig. The Fund's underweights in China and Israel also helped relative performance. In China, stock selection was solid and contributed to performance.

LOOKING AHEAD

Emerging markets equities advanced strongly over the last two years, but, in our opinion, current valuations are not excessive, and we continue to identify pockets of opportunity. Our research suggests that such opportunities will likely be found in countries such as Korea (excluding materials), Brazil and South Africa. We are also interested in Asian technology companies. To identify these and other holdings, we will continue to rely on our disciplined investment approach, stressing in-depth research to uncover countries, sectors and securities that we believe are selling for less than their intrinsic values.

TOTAL RETURN (UNAUDITED)

                                                        1 YEAR           3 YEARS          5 YEARS        ANNUALIZED
                                                        ENDED             ENDED            ENDED         6/30/95* TO
                                                       12/31/04          12/31/04         12/31/04        12/31/04
---------------------------------------------------------------------------------------------------------------------
UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND**              28.35%           24.27%            6.45%            4.97%
UBS Emerging Markets Equity Relationship Fund***             27.39            23.96             6.29             4.89
MSCI Emerging Markets (Free) Index                           25.95            22.77             4.62             3.84

*    PERFORMANCE INCEPTION DATE OF UBS EMERGING MARKETS EQUITY RELATIONSHIP
     FUND.
** TOTAL RETURN BASED ON NAV-DOES NOT INCLUDE THE PAYMENT OF A 0.75% TRANSACTION CHARGE ON FUND SHARE PURCHASES AND REDEMPTIONS IN EACH PERIOD PRESENTED, WHERE APPLICABLE.
*** STANDARDIZED TOTAL RETURN-INCLUDES THE PAYMENT OF A 0.75% TRANSACTION CHARGE ON FUND SHARE PURCHASES AND REDEMPTIONS IN EACH PERIOD PRESENTED, WHERE APPLICABLE.
     ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
     TOTAL RETURN DOES NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON A REDEMPTION OF FUND SHARES.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS Emerging Markets Equity Relationship Fund (excluding transaction charges) and the MSCI Emerging Markets (Free) Index, if you had invested $100,000 on June 30, 1995. Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here.

UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND VS. MSCI EMERGING MARKETS (FREE) INDEX+

[CHART]

               UBS EMERGING MARKETS EQUITY  MSCI EMERGING MARKET
                   RELATIONSHIP FUND            (FREE) INDEX
             ---------------------------   ----------------------
                                 99249.7                   100000
                                 98722.7                   102245
                                 94228.7                  99836.3
                                 94327.9                  99362.5
                                 91605.5                  95558.9
                                 89384.3                  93854.8
12/31/95                           92465                  98017.5
                                 98774.3                   104985
                                 98960.9                   103315
                                 99254.7                   104120
                                  103961                   108283
                                  102913                   107800
                                  104908                   108473
                                 98118.2                   101059
                                  100068                   103646
                                  100956                   104544
                                 97857.2                   101756
                                  100032                   103461
12/31/96                          101098                   103929
                                  110629                   111018
                                  114034                   115772
                                  112315                   112731
                                  112794                   112930
                                  117604                   116162
                                  121727                   122379
                                  123339                   124206
                                  110566                   108401
                                  114778                   111404
                                 98313.8                  93124.4
                                 92116.6                  89726.5
12/31/97                         90947.5                  91888.7
                                 87782.4                  84681.9
                                 95192.4                  93520.6
                                 99143.5                    97579
                                 99574.2                  96516.1
                                 87867.7                  83289.4
                                 80238.4                  74552.7
                                 83712.2                  76916.5
                                 58857.1                  54676.8
                                 59872.4                  58145.3
                                 65787.7                  64268.1
                                 69495.6                  69613.1
12/31/98                         69478.8                  68604.3
                                 68423.7                  67497.4
                                 69387.5                    68154
                                   76855                    77136
                                 86615.2                  86679.3
                                 85379.6                  86175.1
                                 93195.5                  95955.3
                                 91057.6                  93348.6
                                 90317.2                  94197.9
                                 86586.4                    91010
                                 89586.8                  92947.9
                                 97921.7                   101282
12/31/99                          115168                   114163
                                  116151                   114844
                                  119017                   116360
                                  118686                   116928
                                  107163                   105844
                                  102042                   101468
                                  106684                   105043
                                  101396                  99640.2
                                  103595                   100130
                                 93943.8                  91387.2
                                   86640                  84761.4
                                   79108                  77350.3
12/31/00                         82247.2                  79217.8
                                 94364.6                  90126.1
                                 85864.9                  83069.1
                                 76751.8                  74910.2
                                 80786.3                  78611.6
                                 82168.8                  79549.9
                                 80496.5                    77917
                                 74926.6                  72993.4
                                 73587.7                  72273.3
                                 62950.1                  61086.9
                                 67641.6                  64877.9
                                 75816.8                  71651.3
12/31/01                         82024.9                  77338.6
                                 84715.6                  79959.5
                                 86717.4                  81273.1
                                 91715.7                  86161.8
                                 93237.2                    86721
                                 92135.5                  85339.3
                                 85237.6                  78936.9
                                 78527.4                  72929.8
                                 79677.7                    74053
                                 71005.2                  66062.6
                                 76281.3                  70350.1
                                 82126.1                  75190.2
12/31/02                         78919.4                  72693.9
                                 78749.7                  72377.4
                                 76451.1                  70423.9
                                 74369.8                  68427.1
                                 81344.1                    74522
                                 87189.9                  79870.6
                                 92704.2                  84422.8
                                 97411.6                    89710
                                  104176                  95731.3
                                  105760                  96433.1
                                  114115                   104639
                                  115119                   105925
12/31/03                          122639                   113604
                                  128039                   117639
                                  134337                   123066
                                  136234                   124647
                                  124505                   114456
                                  121900                   112202
                                  122338                   112714
                                  120509                   110721
                                  127213                   115356
                                  133649                   122019
                                  137447                   124942
                                  149980                   136515
12/31/04                          157410                   143087

+ Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction of taxes that would be paid on redemptions of fund shares for rebalancing.

Explanation of Expense Disclosure (Unaudited)

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (as applicable), and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                     BEGINNING            ENDING            EXPENSES PAID
                                                   ACCOUNT VALUE       ACCOUNT VALUE        DURING PERIOD*
                                                   JULY 1, 2004       DECEMBER 31, 2004     7/1/04-12/31/04
------------------------------------------------------------------------------------------------------------
Actual                                          $         1,000.00   $         1,286.70   $             1.70
Hypothetical (5% return before expenses)                  1,000.00             1,023.65                 1.51

* Expenses are equal to the Fund's annualized expense ratio of 0.2962%, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

TOP TEN EQUITY HOLDINGS (UNAUDITED)

AS OF DECEMBER 31, 2004

                                                 PERCENTAGE OF
                                                  NET ASSETS
---------------------------------------------------------------
Samsung Electronics Co., Ltd.                               4.5%
Petroleo Brasileiro S.A., Preferred                         3.7
Standard Bank Group Ltd.                                    3.3
Taiwan Semiconductor Manufacturing Co., Ltd.                3.1
MTN Group Ltd.                                              2.7
Banco Bradesco S.A., Preferred                              2.7
Tele Norte Leste Participacoes S.A., ADR                    2.2
Kookmin Bank                                                2.2
China Mobile Hong Kong Ltd.                                 2.1
Sanlam Ltd.                                                 2.1
---------------------------------------------------------------
Total                                                      28.6%

INDUSTRY DIVERSIFICATION (UNAUDITED)
AS A PERCENTAGE OF NET ASSETS
AS OF DECEMBER 31, 2004

INTERNATIONAL EQUITIES
   Airlines                                            0.36%
   Auto Components                                     0.60
   Automobiles                                         3.19
   Beverages                                           2.68
   Capital Markets                                     0.64
   Chemicals                                           2.20
   Commercial Banks                                   18.45
   Computers & Peripherals                             2.12
   Construction & Engineering                          0.31
   Construction Materials                              0.66
   Diversified Financial Services                      2.52
   Diversified Telecommunication Services              7.29
   Electric Utilities                                  1.92
   Electronic Equipment & Instruments                  2.32
   Energy Equipment & Services                         0.41
   Food & Staples Retailing                            1.68
   Food Products                                       0.44
   Hotels, Restaurants & Leisure                       1.47
   Household Durables                                  1.05
   Industrial Conglomerates                            1.17
   Insurance                                           3.22
   IT Services                                         1.01
   Media                                               0.38
   Metals & Mining                                     8.73
   Multiline Retail                                    0.41
   Oil & Gas                                          10.13
   Paper & Forest Products                             0.91
   Pharmaceuticals                                     1.67
   Semiconductors & Semiconductor Equipment            9.50
   Software                                            0.57
   Specialty Retail                                    0.64
   Tobacco                                             1.13
   Transportation Infrastructure                       0.39
   Wireless Telecommunication Services                 7.75
                                                   --------
      Total International Equities                    97.92
INVESTMENT COMPANY                                     0.25
SHORT-TERM INVESTMENT                                  1.60
                                                   --------
TOTAL INVESTMENTS                                     99.77
CASH AND OTHER ASSETS, LESS LIABILITIES                0.23
                                                   --------
NET ASSETS                                           100.00%
                                                   ========

UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND --  SCHEDULE OF INVESTMENTS

December 31, 2004

                                                          SHARES                VALUE
                                                     ------------------   ------------------
INTERNATIONAL EQUITIES -- 97.92%
ARGENTINA  -- 0.41%
Tenaris S.A., ADR                                                54,800   $        2,679,720
                                                                          ------------------

BRAZIL -- 14.56%
Banco Bradesco S.A.                                              24,927              227,403
Banco Bradesco S.A., Preferred                                  729,789           17,648,474
Caemi Mineracao e Metalurgica S.A.,
   Preferred (a)                                              6,303,000            5,410,708
Cia de Bebidas das Americas, Preferred                        6,598,000            1,838,298
Cia de Bebidas das Americas,
   Preferred, ADR                                               296,200            8,391,346
Cia Energetica de Minas Gerais, Preferred                   254,580,802            6,220,743
Companhia Vale do Rio Doce,
   Preferred, Series A (b)                                       23,646                    0
Petroleo Brasileiro S.A.                                        139,593            5,597,385
Petroleo Brasileiro S.A., Preferred                             659,097           24,108,160
Tele Norte Leste Participacoes S.A.                              29,248              513,051
Tele Norte Leste Participacoes S.A., ADR                        857,435           14,464,929
Usinas Siderurgicas de Minas
   Gerais S.A.                                                  340,689            6,920,245
Votorantim Celulose e Papel S.A. ADR                            236,250            3,827,250
                                                                          ------------------
                                                                                  95,167,992
                                                                          ------------------

CHINA -- 1.25%
China Telecom Corp., Ltd.                                     7,708,000            2,826,276
Huadian Power International Co.                               8,204,000            2,427,625
People's Food Holdings Ltd.                                   3,136,000            2,881,647
                                                                          ------------------
                                                                                   8,135,548
                                                                          ------------------

HONG KONG -- 3.91%
China Merchants Holdings
   International Co., Ltd.                                    1,958,000            3,690,442
China Mobile Hong Kong Ltd.                                   4,105,000           13,916,239
CNOOC Ltd.                                                   14,776,000            7,936,727
                                                                          ------------------
                                                                                  25,543,408
                                                                          ------------------

HUNGARY -- 2.03%
OTP Bank Rt.                                                    422,475           13,020,835
OTP Bank Rt., GDR                                                 4,335              264,435
                                                                          ------------------
                                                                                  13,285,270
                                                                          ------------------

INDIA -- 6.15%
Bharat Heavy Electricals Ltd. Participation
   Certificates - Citigroup Global Markets
   Holdings, Inc. (a)(b)                                        754,800            6,448,010
Bharat Heavy Electricals Ltd. Participation
   Certificates - Citigroup Global Markets
   Holdings, Inc.                                               195,495            3,462,425
Cathay Financial Holding Co., Ltd.
   Participation Certificates-Salomon
   Smith (a)(b)                                               1,512,000            3,101,293
Delta Electrical Ltd. Participation
   Certificates-Citigroup Global Markets
   Holdings, Inc.                                             1,087,000            1,920,858
EIH Ltd.                                                             12                   76
GAIL India Ltd. Participation
   Certificates-Citigroup Global
   Markets Holdings, Inc., 144A (a)                             558,800            2,949,905
Hindustan Lever Ltd.                                              4,405               14,541
Indian Interbank. Participation
   Certificates Deutsche Bank
   AG                                                            63,300            1,260,392
Infosys Technology Ltd., ADR                                     95,100   $        6,591,381
ITC Ltd.                                                        127,824            3,851,481
Larsen & Toubro Ltd.                                            183,866            4,153,587
Reliance Industries Citigroup Ltd.
   Participation Certificates-Citigroup
   Global Markets Holdings, Inc.                                347,878            4,277,451
Tata Motors Ltd. ADR (a)                                        181,134            2,159,117
                                                                          ------------------
                                                                                  40,190,517
                                                                          ------------------

INDONESIA -- 3.24%
PT Astra International                                        3,824,576            3,955,392
PT Bank Dagang Nasional (a)(b)                                    1,062                    0
PT Bank Rakyat                                               17,376,500            5,381,895
PT HM Sampoerna                                               4,956,000            3,550,487
PT Indosat                                                    7,848,000            4,861,406
PT Telekomunikasi                                             6,567,400            3,413,704
                                                                          ------------------
                                                                                  21,162,884
                                                                          ------------------

ISRAEL -- 1.91%
Check Point Software
   Technologies Ltd. (a)                                         62,650            1,543,070
Teva Pharmaceutical Industries
   Ltd., ADR                                                    366,520           10,944,287
                                                                          ------------------
                                                                                  12,487,357
                                                                          ------------------

KOREA -- 18.02%
Daelim Industrial Co. (a)                                        38,870            2,020,098
Daishin Securities Co., Ltd.                                    338,560            2,927,079
Hansol Paper Co. (a)                                            209,690            2,086,367
Honam Petrochemical Corp. (a)                                    54,780            2,558,552
Hyundai Department Store Co., Ltd. (a)                           82,080            2,679,969
Hyundai Mobis (a)                                                61,500            3,891,277
Hyundai Motor Co., Ltd. (a)                                      58,448            3,133,563
Hyundai Motor Co., Ltd., Preferred (a)                          386,000           11,577,763
Kookmin Bank (a)                                                368,316           14,409,581
Korean Reinsurance Co.                                          562,500            2,551,137
KT Corp., ADR                                                   199,695            4,355,348
LG Chem Ltd. (a)                                                133,028            5,300,816
LG Electronics, Inc. (a)                                         82,920            5,134,440
NCSoft Corp. (a)                                                 26,860            2,174,331
POSCO                                                            49,900            9,014,007
Samsung Electronics Co., Ltd.                                    67,298           29,286,852
Samsung Electronics Co., Ltd., Preferred                         14,970            4,316,601
Samsung SDI Co., Ltd.                                            30,080            3,283,462
Sejong Securities Co., Ltd. (b).                            726,000,000                    0
SK Telecom Co., Ltd., ADR                                       319,744            7,114,304
                                                                          ------------------
                                                                                 117,815,547
                                                                          ------------------

MALAYSIA -- 2.91%
AMMB Holdings Bhd                                             1,986,600            1,704,294
Commerce Asset Holdings Bhd                                   1,791,800            2,216,174
Genting Bhd                                                     727,100            3,635,500
Malakoff Bhd                                                  2,043,400            3,871,705
Resorts World Bhd                                             1,359,800            3,578,421
Telekom Malaysia Bhd                                          1,310,300            3,999,863
                                                                          ------------------
                                                                                  19,005,957
                                                                          ------------------

MEXICO -- 6.17%
America Movil S.A. de C.V., Series L                          2,862,844            7,522,446
Cemex S.A. de C.V. CPO                                          593,783            4,336,049
Consorcio ARA S.A. de C.V. (a)                                  581,881            1,748,723
Fomento Economico Mexicano
   S.A. de C.V.                                               1,386,200            7,278,576
Grupo Financiero Banorte S.A. de C.V.                           418,000            2,632,421
Telefonos de Mexico S.A. de C.V., Series L                      538,744            1,034,280

                                                          SHARES                VALUE
                                                     ------------------   ------------------
Telefonos de Mexico S.A. de C.V.,
   Series L, ADR                                                228,300   $        8,748,456
WalMart de Mexico S.A. de C.V.,
   Series V                                                   2,052,719            7,052,941
                                                                          ------------------
                                                                                  40,353,892
                                                                          ------------------

RUSSIA -- 4.32%
LUKOIL, ADR                                                     107,061           13,114,972
MMC Norilsk Nickel, ADR                                          61,100            3,391,050
Surgutneftegaz, Preferred                                     2,138,807            1,165,650
Surgutneftegaz, Preferred ADR                                   115,979            6,320,856
Vimpel-Communications, ADR (a)                                  118,200            4,271,748
                                                                          ------------------
                                                                                  28,264,276
                                                                          ------------------

SOUTH AFRICA -- 12.62%
ABSA Group Ltd.                                                 168,413            2,271,614
Anglo American Platinum Corp., Ltd.                              46,350            1,703,031
Edgars Consolidated Stores Ltd.                                  37,212            1,996,419
Gold Fields Ltd.                                                437,003            5,391,029
Impala Platinum Holdings Ltd.                                   109,346            9,296,958
JD Group Ltd.                                                   182,111            2,191,635
Massmart Holdings Ltd.                                          489,838            3,937,832
MTN Group Ltd.                                                2,310,575           17,840,695
Naspers Ltd.                                                    184,643            2,458,083
Sanlam Ltd.                                                   5,987,427           13,816,117
Standard Bank Group Ltd.                                      1,845,092           21,549,954
                                                                          ------------------
                                                                                  82,453,367
                                                                          ------------------

TAIWAN -- 12.69%
Asustek Computer, Inc.                                        2,029,000            5,410,240
Cathay Financial Holding Co., Ltd.                            2,274,000            4,664,247
China Steel Corp.                                             3,609,220            4,077,314
Chinatrust Financial Holding Co.                             10,806,797           12,924,506
Chunghwa Telecom Co., Ltd., ADR                                 163,300            3,437,465
Delta Electronics, Inc.                                       1,614,083            2,852,277
Formosa Chemicals & Fibre Co.                                 3,403,000            6,496,734
HON HAI Precision Industry                                      587,000            2,722,909
LITE-ON IT Corp.                                              1,878,000            3,852,004
Lite-On Technology Corp.                                       4,319,300            4,620,520
MediaTek, Inc.                                                  760,236            5,181,792
Siliconware Precision Industries Co.                          3,952,300            3,267,600
Taiwan Semiconductor
   Manufacturing Co., Ltd.                                   12,576,891   $       20,042,064
Yageo Corp. (a)                                               5,919,000            2,129,271
Yuanta Core Pacific Securities Co.                            1,615,641            1,228,682
                                                                          ------------------
                                                                                  82,907,625
                                                                          ------------------

THAILAND -- 2.61%
Airports of Thailand PCL (a)                                  1,934,600            2,564,527
Bangkok Bank PCL                                              2,167,400            6,359,938
Kasikornbank PCL (a)                                          1,440,700            2,076,685
TelecomAsia Corp. PCL (b)                                       216,818                    0
Thai Airways International PCL                                1,887,200            2,355,964
Thai Oil PCL (a)                                              2,821,900            3,704,425
                                                                          ------------------
                                                                                  17,061,539
                                                                          ------------------

TURKEY -- 2.81%
Akbank TAS                                                2,028,350,000           12,559,676
Turkiye Garanti Bankasi AS (a)                            1,835,902,000            5,799,735
                                                                          ------------------
                                                                                  18,359,411
                                                                          ------------------

UNITED KINGDOM -- 2.31%
Anglo American PLC                                              499,033           11,825,322
JP Morgan International Derivatives Ltd.                        102,300              873,915
Tanjong PLC                                                     652,400            2,420,747
                                                                          ------------------
                                                                                  15,119,984
                                                                          ------------------

Total International Equities
   (Cost $462,605,705)                                                           639,994,294
                                                                          ------------------

INVESTMENT COMPANY -- 0.25%
Thailand -- 0.25%
Arisaig Asean Fund Ltd. (a)
   (Cost $684,021)                                               62,708            1,653,610
                                                                          ------------------

SHORTTERM INVESTMENT -- 1.60%
UBS Supplementary Trust U.S. Cash
   Management Prime Fund,
   yield of 2.28% (Cost $10,440,185)                         10,440,185           10,440,185
                                                                          ------------------
Total Investments -- 99.77%
   (Cost $473,729,911)                                                           652,088,089
Cash and other assets,
   less liabilities -- 0.23%                                                       1,512,664
                                                                          ------------------
Net Assets--100.00%                                                       $      653,600,753
                                                                          ==================

NOTES TO SCHEDULE OF INVESTMENTS
        Aggregate cost for federal income tax purposes was $473,729,911; and net unrealized appreciation consisted of:

               Gross unrealized appreciation                        $ 182,272,932
               Gross unrealized depreciation                           (3,914,754)
                                                                    -------------
                  Net unrealized appreciation                       $ 178,358,178
                                                                    =============

(a)     Nonincome producing security.
(b) Security is illiquid and fair valued by the valuation committee under the direction of the Board of Trustees. At December 31, 2004, the value of these securities amounted to $9,549,303 or 1.46% of net assets.
%       Represents a percentage of net assets.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the value of this security amounted to $2,949,905 or 0.45% of net assets.
ADR     American Depositary Receipt.
Bhd     Berhad
GDR     Global Depositary Receipt.

                 See accompanying notes to financial statements.

UBS U.S. CASH MANAGEMENT PRIME RELATIONSHIP FUND

For the fiscal year ended December 31, 2004, UBS U.S. Cash Management Prime Relationship Fund (the "Fund") returned 1.41%. Over the same period, the Fund's benchmark, the Citigroup 1-Month Treasury Bill Rate, returned 1.21%.

STRATEGIC POSITIONING IN A RISING INTEREST RATE ENVIRONMENT

In the first quarter of 2004, gross domestic product (GDP) came in at 4.5%, up from 4.1% in the prior three months. Second quarter GDP then fell to 3.3%, due largely to surging energy prices; this was followed by a third quarter GDP of 4.0%. Advance fourth quarter figures indicate that, due to a deterioration in trade performance and a pickup in inflation, GDP grew at a weaker-than-expected 3.1% pace--the slowest since the beginning of 2003.

After many months of speculation, the Fed raised the federal funds rate (or "fed funds" rate)--the rate that banks charge one another for funds they borrow on an overnight basis--from 1.00% to 1.25% at the end of June, 2004. The Fed raised rates again at its subsequent meetings in August, September, November and December, bringing the fed funds rate to 2.25% at period end.

This series of five rate hikes was the most in a calendar year since 1994. Coinciding with the December rate hike, the Fed stated: "Output appears to be growing at a moderate pace despite the earlier rise in energy prices, and labor market conditions continue to improve gradually. Inflation and longer-term inflation expectations remain well contained." The market interpreted this statement to mean that the Fed would likely continue to raise rates in the future (most recently, at its' February 2, 2005 meeting).

We continued to employ a "barbell" strategy for much of the period, whereby we purchased securities at both ends of the maturity spectrum. Our longer-term securities--with maturities up to roughly one year--were used to lock in higher rates, while our shorter-term securities--with maturities of one month or less--provided liquidity and gave us the ability to reinvest at higher rates when the Fed increased interest rates. This strategy was beneficial because it allowed us to generate incremental yield compared with a more "laddered" approach, wherein a portfolio is spread out among all maturity levels.

In terms of security selection, we maintained our strategy of emphasizing quality and liquidity. Thus, we continued to concentrate a large portion of the Fund's holdings in commercial paper, which, in the healthier credit environment that characterized much of the period, offered a yield advantage. We held positions in other sectors, including US government and agency obligations, certificates of deposit and short-term corporate obligations, which helped maintain the Fund's overall level of diversification. This strategy also helped us meet our liquidity requirements.

LOOKING AHEAD

At this point, it appears clear that the Fed will continue to raise interest rates in the months to come. In anticipation of the higher interest rate environment, we have allowed the Fund's weighted average maturity to drift shorter, in order to take advantage of higher yields. Maintaining a high-quality portfolio is also of paramount importance, and we anticipate continuing our strategy of allocating a large portion of the portfolio to US government securities.

Explanation of Expense Disclosure (Unaudited)

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (as applicable), and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                    BEGINNING             ENDING            EXPENSES PAID
                                                  ACCOUNT VALUE        ACCOUNT VALUE        DURING PERIOD*
                                                   JULY 1, 2004      DECEMBER 31, 2004      7/1/04-12/31/04
------------------------------------------------------------------------------------------------------------
Actual                                          $         1,000.00   $         1,013.60   $             0.05
Hypothetical (5% return before expenses)                  1,000.00             1,025.09                 0.05

* Expenses are equal to the Fund's annualized expense ratio of 0.0100%, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the onehalf year period).

UBS U.S. CASH MANAGEMENT PRIME RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2004

                                                          SHARES                VALUE
                                                     ------------------   ------------------
SHORT-TERM INVESTMENT--100.01%
UBS Supplementary Trust U.S. Cash
   Management Prime Fund,
   yield of 2.28%                                           540,239,636   $      540,239,636
                                                                          ------------------
Total Investments--100.01%
   (Cost $540,239,636)                                                           540,239,636
Liabilities, in excess of cash and
   other assets  -- (0.01)%                                                          (61,205)
                                                                          ------------------

   Net Assets  -- 100.00%                                                 $      540,178,431
                                                                          ==================

                 See accompanying notes to financial statements

UBS U.S. BOND RELATIONSHIP FUND

For the fiscal year ended December 31, 2004, UBS U.S. Bond Relationship Fund (the "Fund") returned 4.69%, outperforming the 4.34% return of its benchmark, the Lehman Brothers U.S. Aggregate Bond Index (the "Index"). Since inception on April 28, 2000, through period end, the Fund returned 7.97% on an annualized basis, outperforming the 7.84% annualized return of the Index. (Returns over various time periods are shown on page 60; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund's outperformance relative to its benchmark was primarily a function of our duration/yield curve positioning, sector allocation and issue selection.

CONSERVATIVE APPROACH PAID OFF IN CHANGING MARKET CONDITIONS

The bond market continued to defy expectations in 2004. While many investors feared we would see a repeat of 1994, when rising interest rates led to negative returns, the market withstood five interest rate hikes by the Federal Reserve Board (the "Fed") without losing ground. Comparing the beginning of the year to the end, intermediate and longterm bond yields remained low, credit spreads remained relatively stable and spread sectors continued to outperform Treasury bonds with similar maturities. This overall picture clouds the fact that investors faced interest rate volatility throughout the reporting period.

In our opinion, during the fiscal year, the US bond market was influenced more by external factors than economic and financial fundamentals. For example, yields were greatly influenced over the reporting period by Asian central banks and "carry trades." Asian banks, such as the Bank of Japan, have attempted to support the US dollar and temper their currencies' appreciation by buying US bonds. This demand has artificially kept bond yields low. A carry trade is a strategy that investment managers, including hedge funds, have been employing, whereby managers lend out shorter-term maturities and buy longer-term maturities. Faced with worse-than-anticipated October payroll data, these trades were generally reversed, driving yields up suddenly.

Our approach in this environment was to complement our fundamental research with market behavior analysis, which is basically a study of the market environment to identify why prices are not reflecting intrinsic value. The result of our research suggested that we adopt a defensive posture that emphasized security selection in order to add incremental value in what we believed was a generally overvalued US bond market.

Positive contributors to issue selection came primarily from the asset-backed securities (ABS) and the mortgage-backed securities (MBS) sectors. Within ABS, our issue selection within the manufactured housing sector was very strong, and within MBS, we owned adjustable-rate mortgages (ARMs), which performed well.

Additionally, as part of our defensive stance, we maintained the Fund's barbell strategy, which overweights securities at both ends of the maturity spectrum. As the yield curve flattened, this positioning contributed to the Fund's relative performance. We continued to actively manage the Fund's duration over the period (duration is a measure of a portfolio's sensitivity to interest rates). By keeping the Fund's average duration below that of its benchmark, we minimized the effect of interest rate increases, helping the Fund's relative performance.

The Fund also benefited from its sector allocation strategy during the period. For example, the Fund was overweight ABS and commercial mortgage-backed securities (CMBS) versus Treasuries. In our view, ABS and CMBS offered a more attractive risk-return profile and greater opportunities at the issue-specific level. Within mortgage-backed securities, we held a shorter-than-benchmark duration, favoring positions in collateralized mortgage obligations and hybrid adjustable rate mortgages over fixed rate pass-throughs.

Overall, we believed the corporate bond sector offered few opportunities, as prices rose given strong investor demand. In our analysis, this was not a compelling risk/reward scenario, leading us to underweight corporate and high-quality noncorporate bonds relative to the Index. The only significant exception to this is the Fund's position in autos, our largest corporate bond sector overweight.

LOOKING AHEAD

Our analysis of recent economic data and the continued dollar weakness suggest that the Fed will likely continue to raise interest rates in the coming months (most recently, at its' February 2, 2005 meeting). Given this forecast, we expect to maintain the Fund's short duration stance and barbell yield curve strategy.

TOTAL RETURN (UNAUDITED)

                                                  1 YEAR       3 YEARS       ANNUALIZED
                                                  ENDED         ENDED       4/28/00* TO
                                                 12/31/04      12/31/04      12/31/04
----------------------------------------------------------------------------------------
UBS U.S. BOND RELATIONSHIP FUND                       4.69%         6.50%           7.97%
Lehman Brothers U.S. Aggregate Bond Index             4.34          6.20            7.84

*    PERFORMANCE INCEPTION DATE OF UBS U.S. BOND RELATIONSHIP FUND.
     ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
     TOTAL RETURN DOES NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON A REDEMPTION OF FUND SHARES.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS U.S. Bond Relationship Fund and Lehman Brothers U.S. Aggregate Bond Index, if you had invested $100,000 on April 28, 2000. Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here.

[CHART]

UBS U.S. BOND RELATIONSHIP FUND VS. LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX+

              UBS U.S. BOND RELATIONSHIP    LEHMAN BROTHERS U.S.
                       FUND                 AGGREGATE BOND INDEX
             ---------------------------   ----------------------
                                  100000                   100000
                                   99620                    99950
                                  101859                   102029
                                  102681                   102957
                                  103719                   104450
                                  104640                   105108
                                  105057                   105803
                                  107034                   107533
12/31/00                          108829                   109529
                                  110394                   111319
                                  111554                   112289
                                  112118                   112852
                                  111287                   112384
                                  111992                   113063
                                  112520                   113489
                                  115488                   116027
                                  116772                   117356
                                  118067                   118723
                                  120578                   121208
                                  119194                   119536
12/31/01                          118512                   118776
                                  119441                   119738
                                  120655                   120898
                                  118617                   118888
                                  121193                   121193
                                  122108                   122223
                                  122998                   123280
                                  124507                   124767
                                  126674                   126873
                                  128452                   128929
                                  127917                   128341
                                  128013                   128307
12/31/02                          130522                   130957
                                  130758                   131069
                                  132511                   132883
                                  132548                   132781
                                  133766                   133877
                                  136061                   136373
                                  135879                   136102
                                  131599                   131526
                                  132615                   132399
                                  136243                   135904
                                  134934                   134637
                                  135477                   134959
12/31/03                          136737                   136332
                                  137983                   137429
                                  139362                   138916
                                  140458                   139958
                                  137155                   136316
                                  136499                   135770
                                  137348                   136537
                                  138641                   137891
                                  141163                   140521
                                  141763                   140902
                                  142887                   142086
                                  141989                   140949
12/31/04                          143144                   142246

+ Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction of taxes that would be paid on redemptions of fund shares for rebalancing.

Explanation of Expense Disclosure (Unaudited)

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (as applicable), and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                    BEGINNING
                                                     ACCOUNT              ENDING            EXPENSES PAID
                                                      VALUE            ACCOUNT VALUE        DURING PERIOD*
                                                   JULY 1, 2004      DECEMBER 31, 2004      7/1/04-12/31/04
------------------------------------------------------------------------------------------------------------
Actual                                          $         1,000.00   $         1,042.20   $             0.24
Hypothetical (5% return before expenses)                  1,000.00             1,024.90                 0.24

* Expenses are equal to the Fund's annualized expense ratio of 0.0475%, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

TOP TEN U.S. BOND HOLDINGS (UNAUDITED)

AS OF DECEMBER 31, 2004

                                              PERCENTAGE OF
                                               NET ASSETS
-----------------------------------------------------------
U.S. Treasury Note,
   2.750%, due 07/31/06                                 8.9%
U.S. Treasury Note,
   4.000%, due 02/15/14                                 7.2
U.S. Treasury Note,
   3.375%, due 09/15/09                                 7.0
Federal National Mortgage Association,
   6.500%, due 01/25/34                                 6.8
Federal National Mortgage Association,
   6.500%, due 12/01/29                                 2.5
U.S. Treasury Note,
   2.500%, due 09/30/06                                 2.4
Federal Home Loan Mortgage Corp., Gold
   6.500%, due 11/01/32                                 2.3
Federal Home Loan Mortgage Corp., Gold
   6.000%, due 07/01/34                                 2.0
U.S. Treasury Bond,
   8.750%, due 05/15/17                                 1.9
U.S. Treasury Bond,
   6.625%, due 02/15/27                                 1.5
                                              -------------
Total                                                  42.5%

INDUSTRY DIVERSIFICATION (UNAUDITED)
AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2004

U.S. Bonds
U.S. Corporate Bonds
   Aerospace & Defense                                     0.19%
   Automobiles                                             1.62
   Beverages                                               0.34
   Capital Markets                                         1.31
   Chemicals                                               0.56
   Commercial Banks                                        1.39
   Commercial Services & Supplies                          0.22
   Communications Equipment                                0.07
   Consumer Finance                                        1.28
   Diversified Financial Services                          1.86
   Diversified Telecommunication Services                  0.79
   Electric Utilities                                      1.04
   Energy Equipment & Services                             0.21
   Food & Staples Retailing                                0.46
   Food Products                                           0.34
   Gas Utilities                                           0.08
   Hotels, Restaurants & Leisure                           0.06
   Household Durables                                      0.06
   Insurance                                               0.50
   IT Services                                             0.18
   Machinery                                               0.06
   Media                                                   0.69
   Metals & Mining                                         0.08
   Multi-Utilities & Unregulated Power                     0.28
   Multiline Retail                                        0.10
   Oil & Gas                                               0.80
   Paper & Forest Products                                 0.15
   Personal Products                                       0.13
   Pharmaceuticals                                         0.17
   Real Estate                                             0.23
   Road & Rail                                             0.35
   Thrifts & Mortgage Finance                              0.47
   Tobacco                                                 0.27
   Wireless Telecommunication Services                     0.14
                                                ---------------
      Total U.S. Corporate Bonds                          16.48
   Asset-Backed Securities                                 4.49
   Commercial Mortgage-Backed Securities                   6.96
   Mortgage & Agency Debt Securities                      39.65
   U.S. Government Obligations                            29.95
                                                ---------------
      Total U.S. Bonds                                    97.53
International Bonds
International Corporate Bonds
   Aerospace & Defense                                     0.13
   Commercial Banks                                        0.17
   Diversified Telecommunication Services                  0.36
   Oil & Gas                                               0.15
   Wireless Telecommunication Services                     0.14
                                                ---------------
      Total International Corporate Bonds                  0.95
   Foreign Government Bond                                 0.49
   Sovereign/Supranational Bond                            0.07
                                                ---------------
      Total International Bonds                            1.51
      Total Bonds                                         99.04
SHORT-TERM INVESTMENT                                      8.28
                                                ---------------
   TOTAL INVESTMENTS                                     107.32
LIABILITIES, IN EXCESS OF CASH AND OTHER ASSETS           (7.32)
                                                ---------------
NET ASSETS                                               100.00%
                                                ===============

UBS U.S. BOND RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2004

                                                           FACE
                                                          AMOUNT                VALUE
                                                     ------------------   ------------------
BONDS -- 99.04%
U.S. BONDS -- 97.53%
U.S. CORPORATE BONDS -- 16.48%
Alcoa, Inc.
   6.000%, due 01/15/12                              $           75,000   $           81,931
Allstate Corp.
   7.200%, due 12/01/09                                          85,000               96,329
Altria Group, Inc.
   7.750%, due 01/15/27                                          95,000              106,625
American Electric Power Co., Inc.
   6.125%, due 05/15/06                                         110,000              114,002
Anadarko Finance Co., Series B
   7.500%, due 05/01/31                                          85,000              105,310
Apache Corp.
   6.250%, due 04/15/12                                          40,000               44,751
AT&T Corp.
   8.000%, due 11/15/31                                         135,000              161,156
AT&T Wireless Services, Inc.
   8.750%, due 03/01/31                                         105,000              141,573
AvalonBay Communities, Inc.
   7.500%, due 08/01/09                                          80,000               90,205
Avon Products, Inc.
   7.150%, due 11/15/09                                         110,000              124,326
Bank of America Corp.
   7.400%, due 01/15/11                                         295,000              341,721
Bank One Corp.
   7.875%, due 08/01/10                                         145,000              169,132
Boeing Capital Corp.
   7.375%, due 09/27/10                                         115,000              132,586
Bombardier Capital, Inc., 144A
   6.125%, due 06/29/06                                         185,000              185,000
Bristol-Myers Squibb Co.
   5.750%, due 10/01/11                                          80,000               85,678
Burlington Northern Santa Fe Corp.
   7.082%, due 05/13/29                                          60,000               70,135
C.S. First Boston USA, Inc.
   3.875%, due 01/15/09                                          60,000               59,649
   6.500%, due 01/15/12                                         135,000              150,253
Caterpillar, Inc.
   6.550%, due 05/01/11                                          50,000               56,116
Cendant Corp.
   6.250%, due 01/15/08                                          55,000               58,697
Centex Corp.
   9.750%, due 06/15/05                                          55,000               56,410
Citigroup, Inc., 144A
   5.000%, due 09/15/14                                         454,000              456,190
Comcast Cable Communications, Inc.
   6.750%, due 01/30/11                                         295,000              331,280
Computer Sciences Corp.
   3.500%, due 04/15/08                                          65,000               64,446
ConAgra Foods, Inc.
   6.750%, due 09/15/11                                          80,000               90,006
ConocoPhillips
   8.750%, due 05/25/10                                         175,000              213,565
Coors Brewing Co.
   6.375%, due 05/15/12                                          85,000               93,455
Countrywide Home Loans, Inc.
   3.250%, due 05/21/08                                          65,000               63,559
DaimlerChrysler N.A. Holding Corp.
   4.050%, due 06/04/08                                         405,000              404,164
Devon Financing Corp., ULC
   6.875%, due 09/30/11                                         125,000              141,570
Dominion Resources, Inc.
   8.125%, due 06/15/10                              $           65,000   $           76,507
Dow Chemical Co.
   6.125%, due 02/01/11                                         195,000              213,586
Duke Energy Field Services, LLC
   7.875%, due 08/16/10                                         120,000              139,958
EOP Operating LP
   7.250%, due 06/15/28                                         115,000              130,279
Erac U.S.A. Finance Co., 144A
   8.000%, due 01/15/11                                         125,000              147,148
Federated Department Stores, Inc.
   6.625%, due 04/01/11                                          85,000               95,039
First Data Corp.
   5.625%, due 11/01/11                                         105,000              112,830
FirstEnergy Corp., Series B
   6.450%, due 11/15/11                                         175,000              190,132
FleetBoston Financial Corp.
   7.375%, due 12/01/09                                          55,000               62,819
Ford Motor Co.
   7.450%, due 07/16/31                                         325,000              326,865
Ford Motor Credit Co.
   5.800%, due 01/12/09                                         610,000              623,507
FPL Group Capital, Inc.
   7.625%, due 09/15/06                                          65,000               69,431
General Electric Capital Corp.
   6.000%, due 06/15/12                                         935,000            1,019,185
   6.750%, due 03/15/32                                          95,000              111,193
General Motors Acceptance Corp.
   6.875%, due 09/15/11                                         205,000              210,083
   8.000%, due 11/01/31                                         135,000              138,764
General Motors Corp.
   8.375%, due 07/15/33                                         200,000              207,217
Goldman Sachs Group, Inc.
   6.875%, due 01/15/11                                         505,000              569,730
Harrah's Operating Co., Inc.
   7.500%, due 01/15/09                                          55,000               60,948
Hartford Financial Services Group, Inc.
   4.700%, due 09/01/07                                         125,000              127,491
HSBC Finance Corp.
   6.750%, due 05/15/11                                         225,000              252,500
ICI Wilmington, Inc.
   4.375%, due 12/01/08                                         165,000              165,931
International Lease Finance Corp.
   3.500%, due 04/01/09                                          65,000               63,292
International Paper Co.
   6.750%, due 09/01/11                                          55,000               61,662
John Deere Capital Corp.
   7.000%, due 03/15/12                                         115,000              132,591
JPMorgan Chase & Co.
   6.750%, due 02/01/11                                         185,000              207,830
Kraft Foods, Inc.
   5.625%, due 11/01/11                                         165,000              174,725
Kroger Co.
   7.500%, due 04/01/31                                          80,000               95,628
Lincoln National Corp.
   6.200%, due 12/15/11                                          80,000               86,751
Lockheed Martin Corp.
   8.500%, due 12/01/29                                          75,000              102,621
Marathon Oil Corp.
   6.125%, due 03/15/12                                         125,000              136,204

                                                           FACE
                                                          AMOUNT                VALUE
                                                     ------------------   ------------------
Marsh & McLennan Cos., Inc.
   6.250%, due 03/15/12                              $          105,000   $          109,875
McKesson Corp.
   7.750%, due 02/01/12                                          50,000               57,526
Miller Brewing Co., 144A
   5.500%, due 08/15/13                                         165,000              172,466
Morgan Stanley
   6.750%, due 04/15/11                                         435,000              487,913
Motorola, Inc.
   7.625%, due 11/15/10                                          55,000               63,798
News America, Inc., 144A
   6.200%, due 12/15/34                                          50,000               50,676
Pacific Gas & Electric Co.
   6.050%, due 03/01/34                                          80,000               83,089
Pepsi Bottling Holdings, Inc., 144A
   5.625%, due 02/17/09                                          55,000               58,636
PP&L Capital Funding, Inc.
   7.750%, due 04/15/05                                          80,000               80,957
PPL Capital Funding Trust I
   4.330%, due 03/01/09                                          65,000               64,243
PPL Energy Supply LLC
   6.400%, due 11/01/11                                         100,000              109,957
Praxair, Inc.
   6.375%, due 04/01/12                                          85,000               94,896
Progress Energy, Inc.
   7.000%, due 10/30/31                                          60,000               66,448
PSEG Power LLC
   7.750%, due 04/15/11                                          45,000               52,470
Qwest Capital Funding, Inc.
   7.900%, due 08/15/10                                         210,000              212,100
Rohm & Haas Co.
   7.850%, due 07/15/29                                          50,000               65,227
Safeway, Inc.
   6.500%, due 03/01/11                                         125,000              136,898
Sempra Energy
   7.950%, due 03/01/10                                          65,000               75,129
SLM Corp.
   5.625%, due 04/10/07                                         120,000              125,142
Sprint Capital Corp.
   8.375%, due 03/15/12                                         100,000              121,814
Time Warner, Inc.
   7.625%, due 04/15/31                                         140,000              169,367
Transocean, Inc.
   6.625%, due 04/15/11                                         185,000              206,834
Travelers Property Casualty Corp.
   5.000%, due 03/15/13                                          65,000               63,535
TXU Energy Co. LLC
   7.000%, due 03/15/13                                         120,000              134,022
U.S. Bank N.A. Minnesota
   6.375%, due 08/01/11                                          70,000               77,739
Unilever Capital Corp.
   7.125%, due 11/01/10                                          55,000               63,262
Union Pacific Corp.
   6.700%, due 12/01/06                                         115,000              121,575
United Technologies Corp.
   6.100%, due 05/15/12                                          70,000               77,022
UST, Inc.
   6.625%, due 07/15/12                                         140,000              156,325
Valero Energy Corp.
   7.500%, due 04/15/32                                         110,000              132,680
Verizon New York, Inc., Series B
   7.375%, due 04/01/32                                         235,000              269,558
Viacom, Inc.
   6.625%, due 05/15/11                              $          105,000   $          117,900
Wachovia Bank N.A
   7.800%, due 08/18/10                                         245,000              287,743
Wal-Mart Stores, Inc.
   6.875%, due 08/10/09                                         185,000              207,735
Washington Mutual, Inc.
   5.625%, due 01/15/07                                         375,000              390,528
Waste Management, Inc.
   7.375%, due 08/01/10                                          85,000               97,431
Wells Fargo Bank N.A
   6.450%, due 02/01/11                                         360,000              400,343
Weyerhaeuser Co.
   7.375%, due 03/15/32                                          70,000               83,009
Wyeth
   5.250%, due 03/15/13                                          75,000               77,949
Xcel Energy, Inc.
   7.000%, due 12/01/10                                          85,000               95,815
                                                                          ------------------
                                                                                  15,921,899
                                                                          ------------------

ASSETBACKED SECURITIES -- 4.49%
Americredit Automobile Receivables Trust,
   03-AM, Class A2B+
   2.601%, due 10/06/06                                           1,614                1,614
Capital One MultiAsset Execution Trust,
   03-A1, Class A1+
   2.793%, due 01/15/09                                         760,000              763,559
Conseco Finance Securitizations Corp.,
   00-1, Class A4
   7.620%, due 05/01/31                                       1,112,496            1,138,916
Conseco Finance Securitizations Corp.,
   00-B, Class AF4
   7.870%, due 02/15/31                                             732                  742
Conseco Finance Securitizations Corp.,
   01-3, Class A2
   5.160%, due 05/01/33                                          79,405               79,869
Countrywide AssetBacked Certificates,
   03-SD3, Class A1, 144A+
   2.838%, due 12/25/32                                         111,311              111,535
Countrywide AssetBacked Certificates,
   04-SD1, Class A1, 144A+
   2.758%, due 06/25/33                                         196,031              196,364
First Franklin Mortgage Loan Asset Backed
   Certificates, 04-FFB, Class A1 (a)
   4.167%, due 06/25/24                                         336,692              333,763
GreenTree Financial Corp.,
   96-4, Class A6
   7.400%, due 06/15/27                                         334,535              362,012
Massachusetts RRB Special Purpose Trust,
   99-1, Class A5
   7.030%, due 03/15/12                                         290,000              323,898
Providian Gateway Master Trust,
   04-AA, Class D, 144A+
   4.253%, due 03/15/11                                         200,000              200,440
RAFC Asset-Backed Trust, 01-1, Class A3 (a)
   5.115%, due 11/25/29                                         240,219              241,788
Structured Asset Securities Corp.,
   03-AL2, Class A, 144A
   3.357%, due 01/25/31                                         183,624              170,211

                                                           FACE
                                                          AMOUNT                VALUE
                                                     ------------------   ------------------
Vanderbilt Mortgage Finance, 00B, Class 1A3
   8.255%, due 05/07/17                              $           62,088   $           62,992
WFS Financial Owner Trust, 043, Class D
   4.070%, due 02/17/12                                         350,000              351,691
                                                                          ------------------
                                                                                   4,339,394
                                                                          ------------------

COMMERCIAL MORTGAGE-BACKED SECURITIES -- 6.96%
Asset Securitization Corp.,
   95-MD4, Class A3+
   7.384%, due 08/13/29                                         850,000              926,956
Bear Stearns Commercial Mortgage Securities,
   00-WF2, Class A2
   7.320%, due 10/15/32                                         160,000              182,587
Commercial Mortgage PassThrough Certifi-
   cate, 04-HTL1, Class A2, 144A+
   2.723%, due 07/15/16                                         250,000              250,376
Commercial Mortgage Trust, 01-FL5A,
   Class E, 144A+
   3.903%, due 11/15/13                                         115,000              115,084
Commercial Mortgage Trust,
   01-FL5A, Class F, 144A+
   2.953%, due 11/15/13                                         130,000              128,131
DLJ Commercial Mortgage Corp.,
   99-CG1, Class A1B
   6.460%, due 03/10/32                                         340,000              368,802
DLJ Commercial Mortgage Corp.,
   99-CG3, Class A1B
   7.340%, due 10/10/32                                         260,000              294,578
First Union Commercial Mortgage Securities,
   Inc., 97-C2, Class A3
   6.650%, due 11/18/29                                         211,736              225,316
Greenwich Capital Commercial Funding
   Corp., 03-FL1, Class A, 144A+
   2.651%, due 07/05/18                                         171,047              171,120
Heller Financial Commercial Mortgage Assets,
   99-PH1, Class A1
   6.500%, due 05/15/31                                         358,436              372,186
Host Marriott Pool Trust,
   99-HMTA, Class A, 144A
   6.980%, due 08/03/15                                         192,869              206,731
Host Marriott Pool Trust,
   99-HMTA, Class C, 144A
   7.730%, due 08/03/15                                         320,000              364,096
Host Marriott Pool Trust,
   99-HMTA, Class D, 144A
   7.970%, due 08/03/15                                         200,000              226,514
Host Marriott Pool Trust,
   99-HMTA, Class E, 144A
   8.070%, due 08/03/15                                         200,000              222,705
LB Commercial Conduit Mortgage Trust,
   99-C1, Class A1
   6.410%, due 06/15/31                                         230,765              238,710
LB Commercial Conduit Mortgage Trust,
   99-C2, Class A2
   7.325%, due 10/15/32                                         220,000              247,350
Mach One Trust Commercial Mortgage
   Backed, 04-1A, Class A1, 144A
   3.890%, due 05/28/40                                         392,068              390,467
Merrill Lynch Mortgage Investors, Inc.,
   96-C2, Class A3
   6.960%, due 11/21/28                                         269,125              280,812
Merrill Lynch Mortgage Investors, Inc.,
   97-C2, Class A2
   6.540%, due 12/10/29                              $          346,243   $          367,689
Morgan Stanley Capital I,
   96-WF1, Class A3, 144A+
   7.700%, due 11/15/28                                         147,328              151,247
Morgan Stanley Dean Witter Capital I,
   00-LIF2, Class A1
   6.960%, due 10/15/33                                         130,363              139,866
Morgan Stanley Dean Witter Capital I,
   01-1QA, Class A2
   5.330%, due 12/18/32                                         200,000              206,830
Nomura Asset Securities Corp.,
   95-MD3, Class A1B
   8.150%, due 04/04/27                                         359,319              362,558
Salomon Brothers Mortgage Securities VII,
   00-C1, Class A2
   7.520%, due 12/18/09                                         250,000              284,087
                                                                          ------------------
                                                                                   6,724,798
                                                                          ------------------

MORTGAGE & Agency Debt Securities -- 39.65%
C.S. First Boston Mortgage Securities Corp.,
   01-26, Class 5A1+
   7.400%, due 11/25/31                                         112,619              114,090
C.S. First Boston Mortgage Securities Corp.,
   02-10, Class 2A1
   7.500%, due 05/25/32                                         194,431              199,782
C.S. First Boston Mortgage Securities Corp.,
   03-8, Class 5A1
   6.500%, due 04/25/33                                         794,031              808,530
Citicorp Mortgage Securities, Inc.,
   94-3, Class A13
   6.500%, due 02/25/24                                         235,716              242,072
Countrywide Alternative Loan Trust,
   04-J8, Class 2A1
   7.000%, due 08/25/34                                         666,562              704,835
Federal Home Loan Mortgage Corp.
   3.500%, due 04/01/08                                         335,000              333,097
   3.875%, due 01/12/09                                         785,000              781,761
   4.627%, due 12/01/34+                                      1,000,000            1,011,100
   5.000%, due 01/30/14                                       1,260,000            1,260,340
   5.125%, due 07/15/12                                         620,000              651,821
Federal Home Loan Mortgage Corp.,
   1595, Class D
   7.000%, due 10/15/13                                          69,669               72,539
Federal Home Loan Mortgage Corp.,
   2148, Class ZA
   6.000%, due 04/15/29                                         623,222              639,935
Federal Home Loan Mortgage Corp.,
   2532, Class PD
   5.500%, due 06/15/26                                       1,040,000            1,071,528
Federal Home Loan Mortgage Corp., Gold
   5.000%, due 11/01/07                                          72,848               74,418
   5.500%, due 09/01/17                                         217,514              224,938
   5.500%, due 01/01/18                                         101,833              105,309
   5.500%, due 07/01/19                                         807,514              834,590
   5.500%, due 12/01/33                                         530,751              539,676
   6.000%, due 10/01/29                                          75,964               78,742
   6.000%, due 12/01/30                                         410,957              425,209
   6.000%, due 07/01/34                                       1,911,319            1,975,383

                                                           FACE
                                                          AMOUNT                VALUE
                                                     ------------------   ------------------
Federal Home Loan Mortgage Corp., Gold
   6.500%, due 04/01/29                              $           14,751   $           15,501
   6.500%, due 06/01/29                                         148,927              156,499
   6.500%, due 09/01/29                                          41,727               43,868
   6.500%, due 11/01/29                                         728,314              766,055
   6.500%, due 03/01/32                                          34,028               35,739
   6.500%, due 11/01/32                                       2,086,501            2,190,913
   7.000%, due 07/01/32                                         736,880              781,221
   7.500%, due 05/01/24                                          14,807               15,969
   8.000%, due 09/01/25                                           1,014                1,103
   8.000%, due 11/01/27                                          24,052               26,180
Federal National Mortgage Association
   5.500%, TBA                                                  330,000              340,931
   6.500%, TBA                                                6,300,000            6,605,159
   2.625%, due 01/19/07                                         860,000              849,161
   3.331%, due 09/01/33+                                        104,728              105,305
   4.376%, due 06/01/33+                                        284,292              286,585
   4.577%, due 11/01/33+                                        730,130              738,353
   5.000%, due 03/01/34                                         587,230              583,785
   5.500%, due 01/01/09                                          31,252               32,344
   5.500%, due 02/01/18                                         725,663              750,769
   5.500%, due 11/01/23                                          99,272              100,806
   5.500%, due 03/01/33                                         543,748              543,639
   6.000%, due 06/01/23                                          15,890               16,532
   6.000%, due 03/01/28                                          31,937               33,137
   6.000%, due 03/01/29                                          41,999               43,577
   6.000%, due 05/01/29                                          18,669               19,371
   6.000%, due 06/01/31                                          77,397               80,208
   6.000%, due 06/01/33                                         192,288              198,920
   6.000%, due 07/01/34                                         670,053              693,208
   6.250%, due 02/01/11                                         710,000              778,384
   6.500%, due 08/01/16                                         452,869              480,314
   6.500%, due 08/01/28                                          18,674               19,623
   6.500%, due 09/01/28                                           9,936               10,441
   6.500%, due 06/01/29                                         408,104              428,688
   6.500%, due 12/01/29                                       2,327,702            2,447,401
   6.500%, due 05/01/30                                         178,937              188,033
   6.500%, due 10/01/30                                         154,207              161,985
   6.500%, due 11/01/31                                          39,535               41,503
   6.500%, due 08/01/34                                         720,363              755,691
   7.000%, due 05/01/26                                          20,396               21,722
   7.000%, due 11/01/31                                          48,489               51,403
   7.000%, due 04/01/32                                         139,020              147,371
   7.500%, due 05/01/31                                          37,303               39,968
   8.000%, due 11/01/22                                           4,732                5,151
   8.000%, due 09/01/27                                          11,830               12,874
Federal National Mortgage Association
   Grantor Trust, 00-T6, Class A1
   7.500%, due 06/25/30                                         256,202              275,337
Federal National Mortgage Association
   Grantor Trust, 01-T10, Class A2
   7.500%, due 12/25/41                                         245,336              262,357
Federal National Mortgage Association
   Grantor Trust, 01-T5, Class A3+
   7.500%, due 06/19/30                                         131,373              140,206
Federal National Mortgage Association Whole
   Loan, 95-W3, Class A
   9.000%, due 04/25/25                                           4,115                4,503
Federal National Mortgage Association Whole
   Loan, 03-W11, Class A1+
   6.880%, due 06/25/33                              $          315,317   $          319,875
Federal National Mortgage Association Whole
   Loan, 03-W6, Class 6A+
   4.228%, due 08/25/42                                         239,979              240,918
Federal National Mortgage Association, Strips
   9.500%, due 11/01/09                                         100,864              110,177
Government National Mortgage Association
   4.000%, due 12/20/29+                                        223,062              227,826
   6.000%, due 12/20/28                                         284,803              295,869
   6.000%, due 01/15/29                                          83,627               86,915
   6.000%, due 02/20/29                                         117,322              121,788
   6.000%, due 07/15/29                                         166,241              172,778
   6.000%, due 08/20/29                                          33,423               34,695
   6.000%, due 09/20/29                                          15,621               16,216
   6.500%, due 08/15/27                                           2,247                2,372
   6.500%, due 01/15/29                                           8,917                9,398
   6.500%, due 05/15/29                                          16,951               17,866
   6.500%, due 12/15/29                                         184,847              194,826
   6.500%, due 04/15/31                                         487,884              514,031
   7.000%, due 07/15/25                                          15,158               16,178
   7.000%, due 04/15/26                                          41,174               43,902
   7.000%, due 06/15/27                                          63,771               67,914
   8.500%, due 12/15/17                                          17,373               19,150
   9.500%, due 09/15/18                                         137,892              155,500
GSMPS Mortgage Loan Trust,
   01-2, Class A, 144A
   7.500%, due 06/19/32                                          76,186               81,088
Impac Secured Assets Common Owner Trust,
   01-3, Class A2+
   7.250%, due 04/25/31                                          14,015               14,043
MLCC Mortgage Investors, Inc.,
   03-D, Class XA ++(b)
   1.000%, due 08/25/28                                       8,169,311              119,029
Morgan Stanley Mortgage Loan Trust,
   04-4, Class 2A+
   6.544%, due 09/25/34                                         535,571              549,422
Structured Adjustable Rate Mortgage Loan
   Trust, 04-3AC, Class A1+
   4.940%, due 03/25/34                                         400,228              400,178
                                                                          ------------------
                                                                                  38,309,442
                                                                          ------------------

U.S. GOVERNMENT OBLIGATIONS -- 29.95%
U.S. Treasury Bonds
   6.250%, due 08/15/23                                         305,000              357,076
   6.250%, due 05/15/30                                         620,000              741,263
   6.625%, due 02/15/27                                       1,170,000            1,442,162
   8.750%, due 05/15/17                                       1,325,000            1,856,605
U.S. Treasury Notes
   2.500%, due 09/30/06                                       2,310,000            2,290,058
   2.750%, due 07/31/06                                       8,585,000            8,557,168
   3.375%, due 09/15/09                                       6,835,000            6,772,521
   4.000%, due 02/15/14                                       7,015,000            6,918,270
                                                                          ------------------
                                                                                  28,935,123
                                                                          ------------------

Total U.S. Bonds                                                                  94,230,656
                                                                          ------------------

                                                           FACE
                                                          AMOUNT                VALUE
                                                     ------------------   ------------------
INTERNATIONAL BONDS -- 1.51%
INTERNATIONAL CORPORATE BONDS -- 0.95%
CANADA -- 0.28%
Bombardier, Inc., 144A
   6.300%, due 05/01/14                              $          145,000   $          125,788
Burlington Resources Finance Co.
   6.680%, due 02/15/11                                          70,000               78,235
TELUS Corp.
   8.000%, due 06/01/11                                          55,000               65,179
                                                                          ------------------
                                                                                     269,202
                                                                          ------------------
FRANCE -- 0.09%
France Telecom S.A
   8.500%, due 03/01/31                                          65,000               88,114
                                                                          ------------------

LUXEMBOURG -- 0.10%
Telecom Italia Capital S.A
   5.250%, due 11/15/13                                          90,000               90,966
                                                                          ------------------

NETHERLANDS -- 0.10%
Deutsche Telekom International Finance BV
   8.750%, due 06/15/30                                          75,000               99,034
                                                                          ------------------

UNITED KINGDOM -- 0.38%
Abbey National PLC
   7.950%, due 10/26/29                                          55,000               70,932
HSBC Holdings PLC
   5.250%, due 12/12/12                                          70,000               72,567
Royal Bank of Scotland Group PLC
   9.118%, due 03/31/10                                          75,000               91,352
Vodafone Group PLC
   7.750%, due 02/15/10                                         115,000              133,453
                                                                          ------------------
                                                                                     368,304
                                                                          ------------------

Total International Corporate Bonds                                                  915,620
                                                                          ------------------

FOREIGN GOVERNMENT BOND -- 0.49%
Mexico -- 0.49%
United Mexican States
   8.125%, due 12/30/19                              $          405,000   $          476,888
                                                                          ------------------

SOVEREIGN/SUPRANATIONAL BOND -- 0.07%
Pemex Project Funding Master Trust
   8.000%, due 11/15/11                                          60,000               69,150
                                                                          ------------------

Total International Bonds                                                          1,461,658
                                                                          ------------------
Total Bonds (Cost $94,933,227)                                                    95,692,314
                                                                          ------------------

                                                            SHARES
                                                     ------------------
SHORT-TERM INVESTMENT -- 8.28%
UBS Supplementary Trust U.S. Cash
   Management Prime Fund,
   yield of 2.28% (Cost $7,994,708)                           7,994,708            7,994,708
                                                                          ------------------

Total Investments -- 107.32%
   (Cost $102,927,935)                                                           103,687,022
Liabilities, in excess of cash and
   other assets -- (7.32)%                                                        (7,076,001)
                                                                          ------------------
Net Assets -- 100.00%                                                     $       96,611,021
                                                                          ==================

NOTES TO SCHEDULE OF INVESTMENTS

     Aggregate cost for federal income tax purposes was $102,927,935; and net unrealized appreciation consisted of:

            Gross unrealized appreciation                                 $        1,134,762
            Gross unrealized depreciation                                           (375,675)
                                                                          ------------------
               Net unrealized appreciation                                $          759,087
                                                                          ==================

(a) Step Bonds-- coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2004. Maturity date disclosed is the ultimate maturity date.

(b) Security is illiquid. This security amounted to $119,029 or 0.12% of net assets.

+ Variable rate security -- The rate disclosed is that in effect at December 31, 2004.

++ Interest only security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

%    Represents a percentage of net assets.

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the value of these securities amounted to $4,182,013 or 4.33% of net assets.

TBA (To Be Assigned) Securities are purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

                 See accompanying notes to financial statements.

UBS HIGH YIELD RELATIONSHIP FUND

For the fiscal year ended December 31, 2004, UBS High Yield Relationship Fund (the "Fund") returned 13.06%, outperforming the 10.76% return of its benchmark, the Merrill Lynch High Yield Cash Pay Index (the "Index"). Since inception on April 30, 1995, through period end, the Fund returned 6.73% on an annualized basis, underperforming the 7.85% annualized return for the Index. (Returns over various time periods are shown on page 69; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund's outperformance of the Index was primarily attributable to strong security selection and prudent industry positioning during the fiscal year.

BOTTOM-UP ANALYSIS ADDED VALUE IN A SPREAD TIGHT MARKET

High yield bonds were one of the top performing segments of the fixed income market in 2004, supported by positive fundamentals and strong investor demand. As the economy in general has improved, the high yield market has benefited in the form of substantially lower default rates, a falling distress ratio, operating improvements and greater access to capital markets. In addition, the market has been experiencing positive events, including increased merger and acquisition activity and equity issuance. As a result, spreads have tightened over the year. (Spreads are the premium investors demand for investing in high yield securities instead of the safety of US Treasuries.) As high yield quality improves, it takes less to attract investors. This combination of tight spreads and strong investor demand created a challenging environment in which to find value.

We maintained a positive outlook for the economy throughout the year, even during the second quarter of 2004, when many investors feared the US recovery was stalling. Our view that a strong economy would bode well for high yield in general, and cyclicals and lower rated credits in particular, drove our portfolio positioning throughout the fiscal year. The Fund's outperformance during the period was attributable to its overweight to cyclical sectors, its large overweighting to B-rated securities versus BB-rated bonds, solid security selection throughout the chemical, paper and healthcare sectors, and our exposure to secured Airlines bonds.

In terms of specific securities, Levi Strauss, the marketer of denim jeans and Dockers pants, added to performance during the fiscal year as the company's operating performance improved from distressed levels in 2003. Also enhancing results were the bonds of U.S. Unwired, a provider of wireless services. AK Steel, a company that supplies steel to the auto sector, also had a positive impact on performance as steel prices recovered over the reporting period.

During the fiscal year, we were underweight electric/integrated, gas distribution and health service bonds. We believed that these sectors did not offer value given the prevailing economic and market conditions.

LOOKING AHEAD

We believe the overall credit environment remains positive, which bodes well for high yield bonds and default rates. We also feel that increased merger and acquisition activity and equity issuance will help mitigate the effects of a rising rate environment.

In the current economic and interest rate environment, we believe the B-rated sector should perform well relative to its BB-rated counterpart, as the latter is the most sensitive to changes in interest rates. Our current strategy favors an overweighting to cyclical industry sectors, including chemicals, printing and paper. The chemicals sector continues to benefit from strong demand, increasing pricing, and a higher level of merger and acquisition activity. We also believe that printing and paper companies are attractive due to strong demand.

However, given the tight spreads and current price levels, we are concerned that the market has reached fair value. With this in mind, we will rely heavily on our research-driven investment process, drawing upon our team's expertise to identify compelling sector and security opportunities.

Total Return (Unaudited)

                                                                   1 YEAR    3 YEARS    5 YEARS    ANNUALIZED
                                                                   ENDED      ENDED      ENDED     4/30/95* TO
                                                                  12/31/04   12/31/04   12/31/04     12/31/04
--------------------------------------------------------------------------------------------------------------
UBS HIGH YIELD RELATIONSHIP FUND                                     13.06%     11.08%     6.40%          6.73%
Merrill Lynch High Yield Cash Pay Index                              10.76      11.68      7.32           7.85

*    PERFORMANCE INCEPTION DATE OF UBS HIGH YIELD RELATIONSHIP FUND.
     ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
     TOTAL RETURN DOES NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON A REDEMPTION OF FUND SHARES.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS High Yield Relationship Fund and the Merrill Lynch High Yield Cash Pay Index if you had invested $100,000 on April 30, 1995. Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here.

[CHART]

UBS HIGH YIELD RELATIONSHIP FUND VS. MERRILL LYNCH HIGH YIELD CASH PAY INDEX+

                                                 MERRILL LYNCH HIGH YIELD CASH
             UBS HIGH YIELD RELATIONSHIP FUND             PAY INDEX
            ---------------------------------  ---------------------------------
                                       100000                             100000
                                       100662                             103124
                                       100553                             103912
                                       101729                             105100
                                       102291                             105738
                                       103491                             106947
                                       104956                             107705
                                       105941                             108757
12/31/95                               107361                             110502
                                       108820                             112247
                                       110836                             112417
                                       110503                             112111
                                       111210                             112161
                                       112623                             112970
                                       112963                             113649
                                       113584                             114421
                                       115713                             115602
                                       119121                             118083
                                       119625                             119377
                                       121423                             121791
12/31/96                               123175                             122728
                                       124846                             123672
                                       126409                             125407
                                       122735                             124013
                                       124892                             125425
                                       128738                             127952
                                       131130                             129901
                                       134858                             133018
                                       135479                             132786
                                       139078                             134985
                                       137523                             135881
                                       139649                             137168
12/31/97                               139645                             138469
                                       140588                             140531
                                       141432                             141112
                                       143331                             142328
                                       143577                             143004
                                       143922                             143999
                                       142574                             144712
                                       143397                             145537
                                       130486                             139257
                                       128769                             139536
                                       126011                             137244
                                       132152                             143493
12/31/98                               131736                             143541
                                       134588                             144961
                                       135061                             143854
                                       136427                             145095
                                       138509                             147364
                                       135277                             146341
                                       134307                             146066
                                       134318                             146281
                                       133571                             144796
                                       133437                             144240
                                       133869                             143396
                                       136386                             145037
12/31/99                               137659                             145798
                                       136159                             145075
                                       135656                             145200
                                       133170                             143170
                                       134349                             143220
                                       133801                             141643
                                       136170                             144068
                                       137642                             145107
                                       139389                             146878
                                       137955                             146021
                                       133907                             141736
                                       128135                             137296
12/31/00                               132294                             140274
                                       139513                             148638
                                       141069                             150985
                                       138758                             148987
                                       138725                             147361
                                       140125                             150196
                                       135498                             147099
                                       136992                             149385
                                       137919                             150832
                                       128970                             141156
                                       132855                             145313
                                       138065                             150035
12/31/01                               136963                             148975
                                       137817                             149809
                                       135298                             148367
                                       137930                             151892
                                       139363                             154307
                                       136497                             153472
                                       128934                             142562
                                       125887                             136889
                                       128482                             140312
                                       127088                             138063
                                       127349                             136899
                                       133845                             145100
12/31/02                               134775                             147270
                                       136832                             151510
                                       138242                             153458
                                       141982                             157433
                                       148074                             166280
                                       148236                             168076
                                       152537                             172659
                                       151422                             170193
                                       153812                             172420
                                       157185                             177025
                                       160213                             180641
                                       161779                             183127
12/31/03                               166064                             187367
                                       169293                             190281
                                       168787                             190214
                                       169627                             191552
                                       170317                             190173
                                       168005                             187130
                                       170346                             189862
                                       173017                             192457
                                       175674                             195939
                                       177910                             198670
                                       181646                             202442
                                       184782                             204491
12/31/04                               187745                             207532

+ Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction of taxes that would be paid on redemptions of fund shares for rebalancing.

Explanation of Expense Disclosure (Unaudited)

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (as applicable), and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                           BEGINNING
                                                            ACCOUNT            ENDING           EXPENSES PAID
                                                             VALUE          ACCOUNT VALUE       DURING PERIOD*
                                                          JULY 1, 2004    DECEMBER 31, 2004    7/1/04-12/31/04
--------------------------------------------------------------------------------------------------------------
Actual                                                    $   1,000.00    $        1,102.10    $          0.20
Hypothetical (5% return before expenses)                      1,000.00             1,024.95               0.19

* Expenses are equal to the Fund's annualized expense ratio of 0.0375%, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

TOP TEN FIXED INCOME HOLDINGS (UNAUDITED)

AS OF DECEMBER 31, 2004

                                                                  PERCENTAGE OF
                                                                    NET ASSETS
--------------------------------------------------------------------------------
Crown Cork & Seal Co., Inc.
   8.000%, due 04/15/23                                                      1.9%
AES Corp.
   9.375%, due 09/15/10                                                      1.5
Georgia-Pacific Corp.
   8.875%, due 05/15/31                                                      1.4
Dynegy Holdings, Inc.
   7.125%, due 05/15/18                                                      1.4
Sheridan Acquisition Corp.
   10.250%, due 08/15/11                                                     1.3
Calpine Canada Energy Finance ULC
   8.500%, due 05/01/08                                                      1.3
AK Steel Corp.
   7.750%, due 06/15/12                                                      1.3
Cincinnati Bell, Inc.
   8.375%, due 01/15/14                                                      1.3
Le-Natures, Inc.
   10.000%, due 06/15/13                                                     1.2
Qwest Communications International, Inc.
   7.250%, due 02/15/11                                                      1.2
--------------------------------------------------------------------------------
Total                                                                       13.8%

INDUSTRY DIVERSIFICATION (UNAUDITED)
AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2004

U.S. Corporate Bonds
   Aerospace & Defense                                                      2.36%
   Airlines                                                                 1.58
   Auto Components                                                          3.14
   Beverages                                                                1.25
   Building Products                                                        1.07
   Chemicals                                                                6.43
   Commercial Services & Supplies                                           1.11
   Containers & Packaging                                                   8.06
   Distributors                                                             0.20
   Diversified Financial Services                                           5.58
   Diversified Telecommunication Services                                   6.52
   Electric Utilities                                                       2.04
   Energy Equipment & Services                                              3.29
   Food & Staples Retailing                                                 3.06
   Food Products                                                            4.03
   Health Care Equipment & Supplies                                         0.55
   Health Care Providers & Services                                         0.97
   Hotels, Restaurants & Leisure                                            9.02
   Household Durables                                                       0.81
   Household Products                                                       0.46
   Industrial Conglomerates                                                 1.48
   Machinery                                                                0.45
   Media                                                                   11.30
   Metals & Mining                                                          2.07
   Multi-Utilities & Unregulated Power                                      4.33
   Oil & Gas                                                                3.82
   Paper & Forest Products                                                  3.38
   Road & Rail                                                              0.56
   Software                                                                 1.46
   Textiles, Apparel & Luxury Goods                                         1.72
   Transportation Infrastructure                                            1.12
   Wireless Telecommunication Services                                      2.63
                                                                  --------------
      Total U.S. Corporate Bonds                                           95.85
U.S. Equities
   Media                                                                    0.02
                                                                  --------------
      Total U.S. Equities                                                   0.02
SHORT-TERM INVESTMENT                                                       2.32
                                                                  --------------
TOTAL INVESTMENTS                                                          98.19
CASH AND OTHER ASSETS, LESS LIABILITIES                                     1.81
                                                                  --------------
NET ASSETS                                                                100.00%
                                                                  ==============

UBS HIGH YIELD RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS


December 31, 2004

                                                            FACE
                                                           AMOUNT               VALUE
                                                     ------------------   ------------------
U.S. BONDS -- 95.85%
U.S. Corporate Bonds -- 95.85%
AAC Group Holding Corp., 144A (a)
   10.250%, due 10/01/12                             $        1,000,000   $          672,500
ACC Escrow Corp.
   10.000%, due 08/01/11                                        575,000              493,063
Activant Solutions, Inc.
   10.500%, due 06/15/11                                        900,000              967,500
Advanced Accessory Systems LLC
   10.750%, due 06/15/11                                      1,000,000              950,000
Advanstar Communications, Inc.,
   10.750%, due 08/15/10                                        750,000              846,562
Aearo Co. I
   8.250%, due 04/15/12                                       1,000,000            1,030,000
AES Corp.
   9.375%, due 09/15/10                                       1,860,000            2,162,250
Ainsworth Lumber Co., Ltd., 144A
   7.250%, due 10/01/12                                       1,100,000            1,119,250
AK Steel Corp.
   7.750%, due 06/15/12                                       1,750,000            1,802,500
Alliance Imaging, Inc., 144A
   7.250%, due 12/15/12                                         325,000              330,688
Allied Waste North America
   5.750%, due 02/15/11                                         425,000              399,500
American Airlines, Inc.
   6.977%, due 05/23/21                                       1,514,949            1,421,343
   8.608%, due 04/01/11                                         400,000              368,062
American Color Graphics, Inc.,
   10.000%, due 06/15/10                                        425,000              358,594
American Rock Salt Co. LLC
   9.500%, due 03/15/14                                       1,250,000            1,306,250
American Tower Corp., 144A
   7.125%, due 10/15/12                                         500,000              511,250
Amscan Holdings, Inc.
   8.750%, due 05/01/14                                         650,000              650,000
Anchor Glass Container Corp.,
   11.000%, due 02/15/13                                        925,000              989,750
Armor Holdings, Inc.
   8.250%, due 08/15/13                                         850,000              952,000
AT&T Corp.
   9.050%, due 11/15/11                                         450,000              518,063
   9.750%, due 11/15/31                                       1,275,000            1,522,031
BE Aerospace, Inc., Series B
   8.875%, due 05/01/11                                       1,000,000            1,045,000
Bear Island Paper Co. LLC, Series B
   10.000%, due 12/01/07                                        500,000              480,000
Berry Plastics Corp.
   10.750%, due 07/15/12                                        750,000              858,750
Buckeye Technologies, Inc.
   8.000%, due 10/15/10                                       1,125,000            1,125,000
Buffets, Inc.
   11.250%, due 07/15/10                                      1,250,000            1,337,500
Building Materials Corp. of America, Series B
   7.750%, due 07/15/05                                         400,000              407,000
Cadmus Communications Corp.
   8.375%, due 06/15/14                                         750,000              816,563
Calpine Canada Energy Finance ULC
   8.500%, due 05/01/08                                       2,250,000            1,845,000
Cellu Tissue Holdings, Inc.
   9.750%, due 03/15/10                                       1,000,000            1,037,500
Century Aluminum Co., 144A
   7.500%, due 08/15/14                                         750,000              798,750
Charter Communications Holdings LLC
   10.000%, due 05/15/11                             $        1,300,000   $        1,111,500
Charter Communications
   Operating LLC, 144A
   8.000%, due 04/30/12                                       1,000,000            1,040,000
   8.375%, due 04/30/14                                         300,000              316,500
Chesapeake Energy Corp.
   7.500%, due 06/15/14                                         500,000              546,250
Chukchansi Economic Development
   Authority, 144A
   14.500%, due 06/15/09                                        550,000              693,000
Cincinnati Bell, Inc.,
   8.375%, due 01/15/14                                       1,750,000            1,771,875
Circus & Eldorado Joint Venture Corp.
   10.125%, due 03/01/12                                        600,000              652,500
Collins & Aikman Products Co.
   10.750%, due 12/31/11                                        750,000              765,000
   12.875%, due 08/15/12 144A                                   850,000              734,188
Comstock Resources, Inc.
   6.875%, due 03/01/12                                       1,250,000            1,290,625
Constar International, Inc.
   11.000%, due 12/01/12                                        875,000              907,812
Continental Airlines, Inc.
   7.461%, due 04/01/15                                         465,760              450,841
Cooper Standard Auto, 144A
   8.375%, due 12/15/14                                         500,000              498,750
Crown Cork & Seal Co., Inc.
   8.000%, due 04/15/23                                       2,750,000            2,708,750
CSC Holdings, Inc.
   6.750%, due 04/15/12 144A                                  1,100,000            1,133,000
   7.875%, due 12/15/07                                         750,000              804,375
CSC Holdings, Inc., Series B
   7.625%, due 04/01/11                                         450,000              484,875
Da-Lite Screen Co., Inc.
   9.500%, due 05/15/11                                       1,250,000            1,375,000
Dobson Cellular Systems, 144A
   9.875%, due 11/01/12                                         500,000              492,500
Dobson Communications Corp.
   8.875%, due 10/01/13                                         200,000              140,500
   10.875%, due 07/01/10                                        625,000              484,375
DRS Technologies, Inc.,
   6.875%, due 11/01/13                                         750,000              783,750
Dura Operating Corp., Series D
   9.000%, due 05/01/09                                         750,000              742,500
Dynegy Holdings, Inc.
   7.125%, due 05/15/18                                       2,150,000            1,916,187
Edison Mission Energy
   7.730%, due 06/15/09                                         250,000              268,750
   10.000%, due 08/15/08                                      1,000,000            1,147,500
El Pollo Loco, Inc.
   9.250%, due 12/15/09                                       1,465,000            1,541,912
Energy Partners Ltd.
   8.750%, due 08/01/10                                         575,000              626,750
Equinox Holdings, Inc.
   9.000%, due 12/15/09                                         950,000            1,011,750
Equistar Chemicals LP
   10.625%, due 05/01/11                                        500,000              580,000
FastenTech, Inc., 144A
   11.500%, due 05/01/11                                        550,000              632,500

                                                            FACE
                                                           AMOUNT               VALUE
                                                     ------------------   ------------------
Frontier Oil Corp., 144A
   6.625%, due 10/01/11                              $          275,000   $          280,500
Georgia-Pacific Corp.
   8.875%, due 05/15/31                                       1,600,000            2,000,000
Giant Industries, Inc.
   11.000%, due 05/15/12                                        744,000              863,040
Granite Broadcasting Corp.
   9.750%, due 12/01/10                                       1,400,000            1,337,000
Great Atlantic & Pacific Tea Co.
   7.750%, due 04/15/07                                       1,000,000              990,000
Gulfmark Offshore, Inc., 144A
   7.750%, due 07/15/14                                       1,500,000            1,590,000
Hawk Corp., 144A
   8.750%, due 11/01/14                                         325,000              333,125
Herbst Gaming, Inc.
   8.125%, due 06/01/12                                         550,000              588,500
Hornbeck Offshore Services, Inc.,144A
   6.125%, due 12/01/14                                         750,000              753,750
Houghton Mifflin Co.
   8.250%, due 02/01/11                                       1,000,000            1,065,000
   11.500%, due 10/15/13 (a)                                    875,000              643,125
Ingles Markets, Inc.
   8.875%, due 12/01/11                                         400,000              428,000
Insight Communications Co., Inc. (a)
   12.250%, due 02/15/11                                        800,000              778,000
Interface, Inc.
   10.375%, due 02/01/10                                      1,000,000            1,150,000
Intrawest Corp., 144A
   7.500%, due 10/15/13                                         350,000              372,313
IPC Acquisition Corp.
   11.500%, due 12/15/09                                      1,000,000            1,095,000
Jacobs Entertainment Co.
   11.875%, due 02/01/09                                      1,000,000            1,130,000
Jafra Cosmetics International, Inc.
   10.750%, due 05/15/11                                        250,000              282,500
Jean Coutu Group, Inc., 144A
   8.500%, due 08/01/14                                       1,350,000            1,383,750
Kansas City Southern Railway Co.
   7.500%, due 06/15/09                                         750,000              787,500
Land O' Lakes, Inc.
   8.750%, due 11/15/11                                         500,000              497,500
Landry's Restaurants, Inc., 144A
   7.500%, due 12/15/14                                         750,000              744,375
Le-Natures, Inc., 144A
   10.000%, due 06/15/13                                      1,600,000            1,768,000
Levi Strauss & Co.
   11.625%, due 01/15/08                                        400,000              420,000
   12.250%, due 12/15/12                                        650,000              723,125
MAAX Corp., 144A
   9.750%, due 06/15/12                                       1,000,000            1,057,500
MCI, Inc.
   6.908%, due 05/01/07                                         804,000              823,095
   7.688%, due 05/01/09                                         299,000              309,465
   8.735%, due 05/01/14                                       1,250,000            1,343,750
Mediacom LLC
   9.500%, due 01/15/13                                       1,000,000            1,003,750
Merisant Co., 144A
   9.750%, due 07/15/13                                       1,000,000              890,000
Methanex Corp.
   8.750%, due 08/15/12                                       1,000,000            1,167,500
Midwest Generation LLC
   8.750%, due 05/01/34                              $          750,000   $          851,250
Millar Western Forest Products Ltd.
   7.750%, due 11/15/13                                         500,000              535,000
Mirant Americas Generation LLC (c)
   7.625%, due 05/01/06                                         675,000              725,625
MTR Gaming Group, Inc.
   9.750%, due 04/01/10                                         750,000              825,000
National Mentor, Inc., 144A
   9.625%, due 12/01/12                                         975,000            1,035,937
Nexstar Finance Holdings LLC (a)
   11.375%, due 04/01/13                                      1,000,000              790,000
Nexstar Finance, Inc.
   7.000%, due 01/15/14                                         725,000              717,750
Omnova Solutions, Inc.
   11.250%, due 06/01/10                                      1,050,000            1,181,250
Owens-Brockway
   6.750%, due 12/01/14 144A                                    400,000              404,000
   8.250%, due 05/15/13                                         300,000              330,000
Owens-Illinois, Inc.
   7.800%, due 05/15/18                                       1,250,000            1,300,000
Pantry, Inc.
   7.750%, due 02/15/14                                         800,000              852,000
Parker Drilling Co.
   9.625%, due 10/01/13                                       1,000,000            1,122,500
Pathmark Stores, Inc.
   8.750%, due 02/01/12                                         700,000              668,500
Perry Ellis International, Inc., Series B
   9.500%, due 03/15/09                                         750,000              789,375
Petroleum Geo-Services ASA
   10.000%, due 11/05/10                                      1,000,000            1,140,000
Pinnacle Foods Holding Corp., 144A
   8.250%, due 12/01/13                                         900,000              857,250
Pliant Corp.
   11.125%, due 09/01/09                                      1,000,000            1,090,000
Port Townsend Paper Corp., 144A
   11.000%, due 04/15/11                                        800,000              852,000
Pride International, Inc.
   7.375%, due 07/15/14                                         430,000              469,775
Qwest Communications
   International, Inc., 144A (a)
   7.250%, due 02/15/11                                       1,700,000            1,742,500
Qwest Corp., 144A
   7.875%, due 09/01/11                                         550,000              596,750
Qwest Services Corp., 144A
   13.500%, due 12/15/10                                        500,000              601,250
Reliant Energy, Inc.
   9.250%, due 07/15/10                                       1,250,000            1,393,750
Resolution Performance Products, Inc.
   13.500%, due 11/15/10                                      1,250,000            1,359,375
Rhodia S.A
   8.875%, due 06/01/11                                       1,000,000            1,007,500
   10.250%, due 06/01/10                                        500,000              562,500
Riddell Bell Holdings, Inc., 144A
   8.375%, due 10/01/12                                       1,250,000            1,293,750
River Rock Entertainment Authority
   9.750%, due 11/01/11                                       1,250,000            1,401,562
Riverside Forest Products Ltd.
   7.875%, due 03/01/14                                       1,000,000            1,100,000
Rockwood Specialties Group, Inc.
   10.625%, due 05/15/11                                        700,000              805,000

                                                            FACE
                                                           AMOUNT               VALUE
                                                     ------------------   ------------------
Rogers Wireless Communications, Inc., 144A
   7.250%, due 12/15/12                              $          300,000   $          318,000
   7.500%, due 03/15/15                                         300,000              316,500
   8.000%, due 12/15/12                                         150,000              158,625
Sbarro, Inc.
   11.000%, due 09/15/09                                        500,000              505,000
Seminis Vegetable Seeds, Inc.
   10.250%, due 10/01/13                                        750,000              843,750
Seneca Gaming Corp.
   7.250%, due 05/01/12                                         875,000              920,937
Sequa Corp.
   9.000%, due 08/01/09                                         500,000              563,750
Sheridan Acquisition Corp.
   10.250%, due 08/15/11                                      1,700,000            1,859,371
Solo Cup Co.
   8.500%, due 02/15/14                                       1,400,000            1,456,000
Stanadyne Corp., 144A
   10.000%, due 08/15/14                                        700,000              756,000
Stena AB
   7.500%, due 11/01/13                                         600,000              628,500
Stena AB, 144A
   7.000%, due 12/01/16                                         750,000              742,500
Tekni-plex, Inc.
   12.750%, due 06/15/10                                        950,000              902,500
Tembec Industries, Inc.
   8.500%, due 02/01/11                                         800,000              804,000
   8.625%, due 06/30/09                                         500,000              502,500
Terra Capital, Inc.
   11.500%, due 06/01/10                                        519,000              591,660
   12.875%, due 10/15/08                                        600,000              750,000
Texas Genco LLC, 144A
   6.875%, due 12/15/14                                         600,000              620,250
Tommy Hilfiger USA, Inc.
   6.850%, due 06/01/08                                         500,000              502,500
Triton PCS, Inc.
   9.375%, due 02/01/11                                       1,000,000              800,000
Universal Hospital Services, Inc.
   10.125%, due 11/01/11                                        750,000              780,000
Vertis, Inc., Series B
   10.875%, due 06/15/09                                      1,000,000            1,085,000
Virgin River Casino Corp., 144A
   9.000%, due 01/15/12                              $          275,000   $          286,000
Warner Music Group, 144A
   7.375%, due 04/15/14                                       1,100,000            1,127,500
Wheeling Island Gaming, Inc.
   10.125%, due 12/15/09                                      1,000,000            1,065,000
Whiting Petroleum Corp.
   7.250%, due 05/01/12                                       1,000,000            1,045,000
WRC Media, Inc.
   12.750%, due 11/15/09                                      1,275,000            1,212,844
Wynn Las Vegas LLC, 144A
   6.625%, due 12/01/14                                         675,000              668,250
                                                                          ------------------
Total U.S. Bonds (Cost $134,629,271)                                             135,588,283
                                                                          ------------------

                                                           SHARES
                                                     ------------------
EQUITIES -- 0.02%
U.S. Equities --0.02%
Food Products -- 0.00%
Aurora Foods, Inc. (b)(d)(e)                                     16,453                    0

MEDIA -- 0.02%
Pegasus Communications Corp., Class A (d)                         2,323               21,813
                                                                          ------------------
Total U.S. Equities                                                                   21,813
                                                                          ------------------

WARRANTS --0.00% (b)(d)(f)
Dayton Superior Corp.,
   expires 06/15/09 144A                                          1,500                   15
HF Holdings, Inc.,
   expires 09/27/09 144A                                          8,680                   87
Pliant Corp.,
   expires 06/01/10 144A                                          1,090                   11
                                                                          ---------- --------
                                                                                         113
                                                                          ------------------
Total Equities (Cost $150,572)                                                        21,926
                                                                          ------------------

SHORT-TERM INVESTMENT -- 2.32%
UBS Supplementary Trust U.S. Cash
   Management Prime Fund, yield of 2.28%
   (Cost $3,286,758)                                          3,286,758            3,286,758
                                                                          ------------------
Total Investments -- 98.19%
   (Cost $138,066,601)                                                           138,896,967
Cash and other assets,
   less liabilities -- 1.81%                                                       2,560,713
                                                                          ------------------
Net Assets -- 100.00%                                                     $      141,457,680
                                                                          ==================

NOTES TO SCHEDULE OF INVESTMENTS
        Aggregate cost for federal income tax purposes was $138,066,601; and net unrealized appreciation consisted of:

        Gross unrealized appreciation                                                $     6,888,857
        Gross unrealized depreciation                                                     (6,058,491)
                                                                                     ---------------
           Net unrealized appreciation                                               $       830,366
                                                                                     ===============

(a) Step Bonds-- coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2004. Maturity date disclosed is the ultimate maturity date.
(b) Security is illiquid. These securities amounted to $113 or 0.00% of net assets.
(c)     Security is in default.
(d)     Non-income producing security.
(e) Security is fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2004, the value of security amounted to $0.00 or 0.00% of net assets.
(f)     Represents a restricted security.
%       Represents a percentage of net assets.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the value of these securities amounted to $30,523,364 or 21.58% of net assets.


RESTRICTED SECURITIES

                                                                   ACQUISITION
                                                                   COST                        MARKET VALUE
                                       ACQUISITION   ACQUISITION   PERCENTAGE      MARKET      PERCENTAGE OF
SECURITY                               DATE          COST          OF NET ASSETS   VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------
Dayton Superior Corp.,
   expires 06/15/09   144A             08/17/00      $         0            0.00%  $      15            0.00%
HF Holdings, Inc.,
   expires 09/27/09 144A               01/08/01        4,746,048            3.36          87            0.00
Pliant Corp.,
   expires 06/01/10 144A               11/27/00                0            0.00          11            0.00

                 See accompanying notes to financial statements.

UBS EMERGING MARKETS DEBT RELATIONSHIP FUND

For the fiscal year ended December 31, 2004, UBS Emerging Markets Debt Relationship Fund (the "Fund") returned 17.33%, outperforming the 11.73% return of its benchmark, the Emerging Markets Debt Benchmark Index (the "Index").* Since inception on June 30, 1995, through period end, the Fund returned 18.68% on an annualized basis, outperforming the 14.74% annualized return for the Index. (Returns over various time periods are shown on page 77; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

Emerging markets debt (EMD) continued to perform well in 2004, ending the year as one of the top performing fixed income sectors. The Fund delivered strong absolute and relative performance in this environment, relying on our in-depth research capabilities to identify attractive opportunities in the marketplace.

RESEARCH-DRIVEN PROCESS GUIDED ACTIVE COUNTRY ALLOCATION

EMD was driven in 2004 by both improving fundamentals and strong investor demand. In terms of fundamentals, emerging market countries as a whole benefited from strong economic growth and sound fiscal performance. In particular, higher energy prices proved beneficial for the economies of commodity-rich emerging market counties. Over the course of the fiscal year, EMD from higher risk countries generated the best returns, as investors were drawn to the higher yields available from lower-quality credits.

The abundance of high demand, combined with low US Treasury yields, caused the spread on EMDs to narrow considerably, declining to near-record lows in some countries. (The spread is the premium that investors are paid to compensate for the risks associated with EMD.) Our global network of research analysts proved particularly valuable in this tightening spread environment, guiding us to country allocations and security selections that would maximize returns.

The relative performance of the Fund benefited from overweights in Argentina and Brazil, as well as from security selection in those countries. With regard to Argentina, it is important to note that portfolio holdings were mostly of securities that are not in default. An underweight position in Mexico also enhanced results. While the country performed relatively well among higher quality credits, it still lagged the EMD market as a whole.

Given the strong gains in Venezuela's debt in 2004, the portfolio's underweight to that country's securities undermined relative performance. In Venezuela, investors seemed to ignore the difficult political environment and viewed the country in a positive light due to higher oil prices. This was to some extent offset by an overweight in Ecuador, which was also a beneficiary of surging oil prices.

It is worth noting that relative performance was also helped during the fiscal year by our exposure to local markets (that is, local bonds that are denominated in local currencies, instead of the US dollar). At the end of the reporting period, roughly 15% of the portfolio was held in these securities.

LOOKING AHEAD

We believe that a continuation of current conditions--low yields on US Treasuries and improving fundamentals in emerging markets countries--should provide the necessary support for EMD in 2005. Despite tight spread conditions, our research team is still finding value in this asset class. In particular, we anticipate attractive opportunities in Latin America and Eastern Europe.

* An unmanaged index compiled by the Advisor constructed as follows: 100% J.P. Morgan EMBI Global.

Total Return (Unaudited)

                                                                       1 YEAR   3 YEARS   5 YEARS   ANNUALIZED
                                                                        ENDED     ENDED     ENDED   6/30/95* TO
                                                                      12/31/04  12/31/04  12/31/04   12/31/04
---------------------------------------------------------------------------------------------------------------
UBS EMERGING MARKETS DEBT RELATIONSHIP FUND**                            17.33%    19.35%    17.13%       18.68%
---------------------------------------------------------------------------------------------------------------
UBS Emerging Markets Debt Relationship Fund(1)                           16.74     19.16     17.01        18.61
---------------------------------------------------------------------------------------------------------------
Emerging Markets Debt Benchmark (2)                                      11.73     16.67     13.23        14.74
---------------------------------------------------------------------------------------------------------------
JP Morgan EMBI Global                                                    11.73     16.67     12.99        14.32
---------------------------------------------------------------------------------------------------------------
JP Morgan EMBI+                                                          11.77     18.05     13.55        14.91

*    PERFORMANCE INCEPTION DATE OF UBS EMERGING MARKETS DEBT RELATIONSHIP FUND.
** TOTAL RETURN BASED ON NAV - DOES NOT INCLUDE THE PAYMENT OF A 0.50% TRANSACTION CHARGE ON FUND SHARE PURCHASES.
(1) STANDARDIZED TOTAL RETURN - INCLUDES THE PAYMENT OF A 0.50% TRANSACTION CHARGE ON A FUND SHARE PURCHASED AFTER 12/31/95.
(2)  AN UNMANAGED INDEX COMPILED BY THE ADVISOR, CONSTRUCTED AS FOLLOWS:
     INCEPTION 12/31/90- 12/31/95: 100% J.P. MORGAN EMBI; 1/1/96- 6/30/2000:
     100% J.P. MORGAN EMBI+; 7/1/2000- CURRENT: 100% J.P. MORGAN EMBI GLOBAL. ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. TOTAL RETURN DOES NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON A REDEMPTION OF FUND SHARES.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS Emerging Markets Debt Relationship Fund (excluding transaction charges), the Emerging Markets Debt Benchmark, the JP Morgan EMBI Global and the JP Morgan EMBI+ if you had invested $100,000 on June 30, 1995. Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here.

[CHART]

UBS EMERGING MARKETS DEBT RELATIONSHIP FUND VS. EMERGING MARKETS DEBT BENCHMARK, JP MORGAN EMBI GLOBAL & JP MORGAN EMBI+^

             UBS EMERGING MARKETS DEBT                                                                   EMERGING MARKETS DEBT
                RELATIONSHIP FUND            JP MORGAN EMBI GLOBAL            JP MORGAN EMBI+                   BENCHMARK
            ----------------------------  ----------------------------  ----------------------------  ----------------------------
                                 99499.5                        100000                        100000                        100000
                                 98456.8                        100034                        100074                        100074
                                  101162                        102823                        102435                        102435
                                  105184                        106438                        105964                        105964
                                  104318                        105411                        104876                        104876
                                  108257                        108975                        108546                        108546
12/31/95                          115818                        116457                        116772                        116772
                                  126810                        126385                        125646                        125646
                                  118273                        119132                        118715                        118715
                                  121294                        121802                        121419                        121419
                                  128896                        127826                        128043                        128043
                                  131574                        129811                        130259                        130259
                                  135701                        133412                        134838                        134838
                                  138541                        134849                        137656                        137656
                                  144509                        139122                        142712                        142712
                                  155542                        147264                        151916                        151916
                                  157456                        148475                        153109                        153109
                                  166164                        155791                        160744                        160744
12/31/96                          167971                        157483                        162676                        162676
                                  174678                        162265                        167181                        167181
                                  178054                        164913                        170082                        170082
                                  171400                        159418                        163948                        163948
                                  176783                        164101                        168801                        168801
                                  184160                        169664                        175352                        175352
                                  189992                        173379                        179388                        179388
                                  198064                        180545                        186831                        186831
                                  198248                        179668                        186075                        186075
                                  204556                        184655                        191761                        191761
                                  184978                        165088                        169672                        169672
                                  194432                        172088                        177728                        177728
12/31/97                          201266                        176297                        183853                        183853
                                  202255                        177145                        183481                        183481
                                  209485                        181826                        188732                        188732
                                  214614                        185955                        193431                        193431
                                  214824                        186385                        193899                        193899
                                  209834                        180758                        187281                        187281
                                  202936                        176177                        181874                        181874
                                  203935                        177205                        183120                        183120
                                  144653                        128756                        130500                        130500
                                  152096                        139881                        143261                        143261
                                  161374                        148817                        152530                        152530
                                  177040                        159020                        161507                        161507
12/31/98                          174417                        155945                        157469                        157469
                                  170511                        152391                        151622                        151622
                                  172898                        153898                        153799                        153799
                                  185970                        164095                        165434                        165434
                                  200480                        174187                        176739                        176739
                                  191394                        165191                        166663                        166663
                                  198213                        171538                        174117                        174117
                                  196863                        168680                        170506                        170506
                                  196776                        168790                        170263                        170263
                                  204260                        174096                        176203                        176203
                                  213750                        180264                        183002                        183002
                                  217502                        185089                        188183                        188183
12/31/99                          229801                        193650                        198369                        198369
                                  228886                        190668                        194443                        194443
                                  241311                        200915                        206966                        206966
                                  247979                        206377                        213486                        213486
                                  243491                        202571                        209409                        209409
                                  237385                        197887                        204079                        204079
                                  251946                        207108                        214436                        214436
                                  259599                        213021                        220914                        220558
                                  267445                        219815                        228688                        227592
                                  262883                        217445                        225585                        225139
                                  257743                        213032                        220521                        220570
                                  256531                        212175                        219378                        219682
12/31/00                          268853                        221542                        229442                        229380
                                  283807                        232229                        241159                        240446
                                  278458                        229137                        237331                        237244
                                  274978                        226574                        234082                        234591
                                  274866                        225479                        232701                        233457
                                  282894                        230916                        238438                        239087
                                  289676                        234440                        242114                        242735
                                  275063                        222297                        227092                        230162
                                  286879                        232248                        238315                        240466
                                  276470                        224657                        229586                        232606
                                  279872                        224778                        228243                        232731
                                  287474                        221907                        224408                        229759
12/31/01                          297918                        224551                        227633                        232497
                                  304256                        228704                        232342                        236797
                                  317685                        237287                        242316                        245683
                                  319760                        237543                        242554                        245948
                                  324538                        239876                        245096                        248363
                                  323864                        238639                        243396                        247083
                                  303812                        226602                        229495                        234620
                                  290892                        216337                        217355                        223992
                                  310768                        232173                        235765                        240388
                                  303037                        225742                        226971                        233729
                                  319095                        239625                        244448                        248103
                                  326185                        246430                        252270                        255150
12/31/02                          335674                        253996                        260065                        262983
                                  341687                        258178                        264812                        267313
                                  354164                        266443                        274268                        275870
                                  362778                        270756                        279806                        280336
                                  386260                        286184                        297262                        296310
                                  405094                        298050                        310708                        308596
                                  404514                        298040                        310712                        308585
                                  390802                        287487                        299123                        297659
                                  402565                        294486                        307303                        304906
                                  415424                        304813                        318225                        315598
                                  414680                        306299                        320751                        317137
                                  420442                        310069                        324781                        321040
12/31/03                          431735                        319172                        335028                        330465
                                  436870                        320812                        336682                        332163
                                  438523                        321934                        337439                        333325
                                  449017                        329964                        345949                        341639
                                  425544                        312048                        325502                        323089
                                  422148                        307415                        320463                        318293
                                  428597                        311925                        325570                        322962
                                  442880                        321193                        335524                        332558
                                  462452                        334449                        350222                        346283
                                  472760                        340022                        356277                        352053
                                  482911                        345487                        362250                        357711
                                  489359                        347902                        364757                        360212
12/31/04                          506544                        356617                        374471                        369235

^ Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction of taxes that would be paid on redemptions of fund shares for rebalancing.

Explanation of Expense Disclosure (Unaudited)

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (as applicable), and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                           BEGINNING           ENDING           EXPENSES PAID
                                                         ACCOUNT VALUE      ACCOUNT VALUE       DURING PERIOD*
                                                          JULY 1, 2004    DECEMBER 31, 2004    7/1/04-12/31/04
--------------------------------------------------------------------------------------------------------------
Actual                                                   $    1,000.00    $        1,181.90    $          0.62
--------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                      1,000.00             1,024.57               0.57
--------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.1127%, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

TOP TEN FIXED INCOME HOLDINGS (UNAUDITED)

AS OF DECEMBER 31, 2004

                                                                PERCENTAGE OF
                                                                  NET ASSETS
------------------------------------------------------------------------------
Federal Republic of Brazil, C
8.000%, due 04/15/14                                                     11.9%
Russian Federation
5.000%, due 03/31/30                                                     11.0
United Mexican States
7.500%, due 04/08/33                                                      7.0
Republic of Argentina
1.980%, due 08/03/12                                                      3.4
Republic of Ecuador
8.000%, due 08/15/30                                                      3.1
United Mexican States
8.300%, due 08/15/31                                                      2.8
Republic of Poland
5.750%, due 06/24/08                                                      2.7
Russian Ministry of Finance
3.000%, due 05/14/11                                                      2.7
Republic of Turkey
0.000%, due 10/05/05                                                      2.6
Federal Republic of Brazil, PAR
6.000%, due 04/15/24                                                      2.6
------------------------------------------------------------------------------
Total                                                                    49.8%

INDUSTRY DIVERSIFICATION (UNAUDITED)
AS A PERCENTAGE OF NET ASSETS
AS OF DECEMBER 31, 2004

INTERNATIONAL BONDS
   Commercial Banks                                                         1.50%
   Construction & Engineering                                               2.59
   Oil & Gas                                                                0.82
   Foreign Government Bonds                                                88.77
                                                                  --------------
     Total International Bonds                                             93.68

SHORT-TERM INVESTMENTS                                                      4.86
                                                                  --------------
TOTAL INVESTMENTS                                                          98.54
CASH AND OTHER ASSETS, LESS LIABILITIES                                     1.46
                                                                  --------------
NET ASSETS                                                                100.00%
                                                                  ==============

UBS EMERGING MARKETS DEBT RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2004

                                                          FACE
                                                          AMOUNT                 VALUE
                                                  ---------------------   ------------------
INTERNATIONAL BONDS -- 93.68%
ARGENTINA -- 8.80%
Banco de Galicia y Buenos Aires (a)
   4.000%, due 01/01/14                           $           2,140,000   $        1,649,084
Republic of Argentina
   0.000%, due 09/01/49 (b)*                                 17,500,000              831,250
   1.980%, due 08/03/12 (c)+                                  4,350,000            3,714,900
   2.000%, due 04/15/07 (b)                                   3,770,000              904,800
   2.000%, due 01/03/10                                       1,380,000              690,000
   2.000%, due 01/03/16                                       2,320,000              991,800
   5.870%, due 03/31/23 (b)                       EUR         1,186,197              902,909
                                                                          ------------------
                                                                                   9,684,743
                                                                          ------------------

BAHAMAS -- 1.07%
Odebrecht Overseas Ltd., 144A
    11.500%, due 02/25/09                         $           1,060,000            1,179,250
                                                                          ------------------

BRAZIL -- 22.76%
Federal Republic of Brazil
   3.125%, due 04/15/12+                                        820,595              781,617
   8.875%, due 10/14/19                                         530,000              559,150
   8.875%, due 04/15/24                                       1,802,000            1,865,070
   10.125%, due 05/15/27                                        780,000              889,200
   10.500%, due 07/14/14                                        750,000              888,750
   11.000%, due 08/17/40                                      2,095,000            2,484,670
Federal Republic of Brazil, C
   8.000%, due 04/15/14                                      12,857,082           13,146,366
Federal Republic of Brazil, DCB+
   3.125%, due 04/15/12                                       1,676,471            1,596,839
Federal Republic of Brazil, PAR+
   6.000%, due 04/15/24                                       3,050,000            2,828,875
                                                                          ------------------
                                                                                  25,040,537
                                                                          ------------------

COLOMBIA -- 3.02%
Republic of Colombia
   9.750%, due 04/09/11                                       2,069,468            2,379,888
   10.375%, due 01/28/33                                        820,000              947,100
                                                                          ------------------
                                                                                   3,326,988
                                                                          ------------------

ECUADOR -- 3.13%
Republic of Ecuador (a)
   8.000%, due 08/15/30                                       3,955,000            3,440,850
                                                                          ------------------

EL SALVADOR -- 1.42%
Republic of El Salvador
   8.250%, due 04/10/32                                       1,040,000            1,050,400
   7.625%, due 09/21/34 144A                                    500,000              512,500
                                                                          ------------------
                                                                                   1,562,900
                                                                          ------------------

MEXICO -- 16.69%
Conproca S.A. de C.V
   12.000%, due 06/16/10                                      1,322,000            1,665,720
Pemex Project Funding Master Trust
   9.125%, due 10/13/10                                         750,000              903,000
Petroleos Mexicanos
   9.250%, due 03/30/18                                          10,000               12,200
   9.375%, due 12/02/08                                         930,000            1,092,750
United Mexican States
   5.875%, due 01/15/14                                       1,564,000            1,603,100
   7.500%, due 04/08/33                                       7,092,000            7,677,090

   8.300%, due 08/15/31                           $           2,680,000   $        3,135,600
   9.000%, due 12/29/05                           MXN        12,500,000            1,126,873
   9.000%, due 12/24/09                                      12,950,000            1,149,781
                                                                          ------------------
                                                                                  18,366,114
                                                                          ------------------

PANAMA -- 2.22%
Republic of Panama
   8.875%, due 09/30/27                           $           1,220,000            1,354,200
   9.375%, due 01/16/23                                         940,000            1,090,400
                                                                          ------------------
                                                                                   2,444,600
                                                                          ------------------

PERU -- 2.01%
Republic of Peru
   8.375%, due 05/03/16                                       1,150,000            1,288,000
Republic of Peru, FLIRB+
   4.500%, due 03/07/17                                         985,000              920,975
                                                                          ------------------
                                                                                   2,208,975
                                                                          ------------------

PHILIPPINES -- 2.69%
Republic of Philippines
   6.500%, due 12/01/17(b)+                                     320,000              312,024
   9.875%, due 01/15/19                                       1,000,000            1,027,500
   10.625%, due 03/16/25                                      1,520,000            1,624,500
                                                                          ------------------
                                                                                   2,964,024
                                                                          ------------------

POLAND -- 2.70%
Republic of Poland
   5.750%, due 06/24/08                           PLN         9,000,000            2,971,286
                                                                          ------------------
Russia -- 13.64%
Russian Federation (a)
   5.000%, due 03/31/30                           $          11,710,000           12,075,937
Russian Ministry of Finance
   3.000%, due 05/14/11                                       3,500,000            2,931,250
                                                                          ------------------
                                                                                  15,007,187
                                                                          ------------------

SERBIA -- 1.77%
Serbia NFA Loan (b)
   8.400%, due 04/01/49                                       2,460,000            1,943,400
                                                                          ------------------

SLOVAKIA -- 1.26%
Republic of Slovakia@
   0.123%, due 01/14/07                           SKK        42,500,000            1,384,866
                                                                          ------------------

SOUTH AFRICA -- 1.67%
Republic of South Africa
   7.375%, due 04/25/12                           $             556,000              633,078
   9.125%, due 05/19/09                                       1,020,000            1,204,681
                                                                          ------------------
                                                                                   1,837,759
                                                                          ------------------

TURKEY -- 4.59%
Republic of Turkey
   0.000%, due 10/05/05*                          TRL 4,510,000,000,000            2,896,062
   7.250%, due 03/15/15                           $             230,000              236,624
   8.000%, due 02/14/34                                         360,000              372,463
   9.000%, due 06/30/11                                         970,000            1,105,267
   9.500%, due 01/15/14                                         190,000              223,926
   12.375%, due 06/15/09                                        170,000              213,364
                                                                          ------------------
                                                                                   5,047,706
                                                                          ------------------

                                                           FACE
                                                           AMOUNT               VALUE
                                                     ------------------   ------------------
UKRAINE -- 0.73%
Republic of Ukraine
   7.650%, due 06/11/13                              $          750,000   $          797,603
                                                                          ------------------

URUGUAY -- 0.84%
Republic of Uruguay
   7.875%, due 01/15/33                                       1,032,757              916,572
   7.875%, due 01/15/33, PIK                                     14,286               12,679
                                                                          ------------------
                                                                                     929,251
                                                                          ------------------

VENEZUELA -- 2.67%
Republic of Venezuela
   8.500%, due 10/08/14                                         520,000              546,000
   9.250%, due 09/15/27                                       1,450,000            1,529,750
   9.375%, due 01/13/34                                         820,000              867,560
                                                                          ------------------
                                                                                   2,943,310
                                                                          ------------------

   Total International Bonds
   (Cost $96,271,469)                                                            103,081,349
                                                                          ------------------

                                                           SHARES
                                                     ------------------
SHORT-TERM INVESTMENTS -- 4.86%
OTHER -- 2.72%
UBS Supplementary Trust U.S. Cash
   Management Prime Fund,
   yield of 2.28%                                             2,996,792            2,996,792
                                                                          ------------------

                                                           FACE
                                                           AMOUNT
                                                     ------------------
TIME DEPOSITS -- 1.96%
Russia OTC (b)(d)
3.000%, due 08/22/05                                 $        1,200,000            1,179,145
3.500%, due 08/22/05                                            970,000              975,521
                                                                          ------------------
                                                                                   2,154,666
                                                                          ------------------

U.S. GOVERNMENT OBLIGATION -- 0.18%
U.S. Treasury Bills, yield of 1.70%
   due 02/03/05 (e)                                             200,000              199,623
                                                                          ------------------
Total Short-Term Investments
   (Cost $5,366,481)                                                               5,351,081
                                                                          ------------------
Total Investments -- 98.54%
   (Cost $101,637,950)                                                           108,432,430
Cash and other assets,
   less liabilities -- 1.46%                                                       1,610,183
                                                                          ------------------
Net Assets -- 100.00%
                                                                          $      110,042,613
                                                                          ==================

NOTES TO SCHEDULE OF INVESTMENTS
        Aggregate cost for federal income tax purposes was $101,637,950; and net unrealized appreciation consisted of:

               Gross unrealized appreciation                     $    7,651,024
               Gross unrealized depreciation                           (856,544)
                                                                 --------------
                 Net unrealized appreciation                     $    6,794,480
                                                                 ==============

(a) Step Bonds -- coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2004. Maturity date disclosed is the ultimate maturity date.
(b) Security is illiquid. These securities amounted to $7,049,049 or 6.41% of net assets.
(c)     Security is in default.
(d) Security is fair valued by a valuation committee under the direction of the Board of Directors. At December 31, 2004, the value of this security amounted to $2,154,666 or 1.96% of net assets.
(e)     This security was pledged to cover margin requirements for futures contracts.
* Reflects annualized yield at December 31, 2004 on zero coupon bonds. Yields are less than 0.001%.
@       Interest rate reflects yield at December 31, 2004.
+ Variable rate security -- The rate disclosed is that in effect at December 31, 2004.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the value of these securities amounted to $1,691,750 or 1.54% of net assets.
%       Represents a percentage of net assets.
C       Front-Loaded Interest Reduction with Capitalized Interest Bond
DCB     Debt Conversion Bond
EUR     Euro
FLIRB   Front Loaded Interest Reduction Bond
MXN     Mexican Peso
OTC     Over-the-Counter
PIK     Payment-In-Kind
PLN     Polish Zloty
SKK     Slovakia Koruna
THB     Thai Baht
TRL     Turkish Lira
USD     United States Dollar

FORWARD FOREIGN CURRENCY CONTRACTS
UBS Emerging Markets Debt Relationship Fund had the following open forward foreign currency contracts as of December 31, 2004:

                                                                                                            UNREALIZED
                                                                  CONTRACTS          IN          MATURITY  APPRECIATION/
                                                                 TO DELIVER     EXCHANGE FOR       DATES   (DEPRECIATION)
                                                                ------------  -----------------  --------  --------------
Euro                                                               1,550,000  USD     1,995,365  01/21/05  $     (111,649)
United States Dollar                                               2,631,138  THB   106,000,000  01/21/05          97,006
                                                                                                           --------------
   Total net unrealized depreciation on forward foreign
     currency contracts                                                                                    $      (14,643)
                                                                                                           ==============

FUTURES CONTRACTS

UBS Emerging Markets Debt Relationship Fund had the following open futures contracts as of December 31, 2004:

                                                                                                        UNREALIZED
                                                                 EXPIRATION    COST/        CURRENT    APPRECIATION/
                                                                   DATE       PROCEEDS       VALUE     (DEPRECIATION)
                                                                 ----------  -----------  -----------  --------------
U.S. TREASURY NOTE FUTURES BUY CONTRACTS:
5 Year U.S. Treasury Notes, 31 contracts                         March 2005  $ 3,373,842  $ 3,395,469  $       21,627
10 Year U.S. Treasury Notes, 45 contracts                        March 2005    4,983,518    5,037,187          53,669
U.S. TREASURY BOND FUTURES SALE CONTRACTS:
10 Year U.S. Treasury Bonds, 73 contracts                        March 2005    8,212,500    8,072,833        (139,667)
                                                                                                       --------------
   Total net unrealized depreciation on futures contracts                                              $      (64,371)
                                                                                                       ==============

The aggregate market value of investments pledged to cover margin requirements for the open futures contracts at December 31, 2004 was $199,623.

                 See accompanying notes to financial statements.

UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND

For the fiscal year ended December 31, 2004, UBS Securitized Mortgage Relationship Fund (the "Fund") returned 3.66%. Since inception on September 26, 2001, through period end, the Fund returned 5.02% on an annualized basis. (Returns for all share classes and market index over various time periods are shown on page 84; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

DURATION MANAGEMENT ADDS VALUE IN RISING RATE ENVIRONMENT

After four years of accommodative monetary policy, the Federal Reserve Board (the "Fed") raised the federal funds rate on June 30, 2004, moving from 1.00% to 1.25%. Going one step further, the Fed announced that it would adopt a "measured pace" to future hikes, making increases as it deemed necessary to ward off the inflation that might result from an expanding US economy. Concern over how to interpret this message from the Fed, as well as widespread speculation about when and how large the next increase would be, occupied investors for the remainder of 2004. By the end of the year, the Fed had raised the federal funds rate four additional times, bringing it to 2.25%

While it trailed the general bond market, which returned 4.34% as measured by the Lehman Brothers U.S. Aggregate Bond Index, US securitized markets delivered solid performance throughout the fiscal year. These relatively attractive returns, combined with increased demand from investors seeking yield, compressed spreads. (Spread is the premium investors are paid to buy mortgage-backed securities, or MBS, instead of US Treasuries.) Our strategy in this tight spread market was to rely on our in-depth bottom -up research to identify individual securities that offered attractive potential.


Specifically, the Fund focused on shorter duration securities in an attempt to minimize the effect of rising interest rates. Within MBS, we emphasized collateralized mortgage obligations and hybrid adjustable rate mortgages over fixed rated pass-throughs. In terms of yield curve positioning, we favored the 5.0% to 6.0% portion of the curve.

Tight spreads made the MBS market less attractive, therefore we looked to commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) to add value. These sectors, CMBS and ABS, offered compelling risk-return profiles and greater opportunities at the issue-specific level.

LOOKING AHEAD

We do not anticipate any significant changes to the Fund's current strategy heading into 2005. We will continue to rely on our research team to interpret macroeconomic events and identify market-specific opportunities.

Total Return (Unaudited)

                                                                                 1 YEAR    3 YEARS  ANNUALIZED
                                                                                  ENDED     ENDED   9/26/01* TO
                                                                                12/31/04  12/31/04    12/31/04
---------------------------------------------------------------------------------------------------------------
UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND                                     3.66%     5.25%        5.02%
Lehman Brothers MBS Fixed Rate Index                                                4.70      5.48         5.09

*    PERFORMANCE INCEPTION DATE OF UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP
     FUND.
     ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
     TOTAL RETURN DOES NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON A REDEMPTION OF FUND SHARES.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS U.S. Securitized Mortgage Relationship Fund and the Lehman Brothers MBS Fixed Rate Index, if you had invested $100,000 on September 26, 2001. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND VS. LEHMAN BROTHERS MBS FIXED RATE INDEX+

              UBS U.S. SECURITIZED MORTGAGE        LEHMAN BROTHERS MBS FIXED
                    RELATIONSHIP FUND                      RATE INDEX
            ---------------------------------  ---------------------------------
                                       100000                             100000
                                       101629                             101537
                                       100901                             100599
12/31/01                               100625                             100221
                                       101434                             101149
                                       102533                             102300
                                       101663                             101216
                                       103562                             103132
                                       104244                             103881
 6/30/02                               105101                             104738
                                       106330                             105932
                                       107120                             106769
                                       107939                             107527
                                       108358                             107936
                                       108230                             107860
12/31/02                               109469                             108982
                                       109802                             109248
                                       110457                             109980
                                       110637                             109990
                                       111084                             110449
                                       111210                             110540
 6/30/03                               111430                             110721
                                       110349                             108647
                                       110827                             109420
                                       112112                             111284
                                       112000                             110898
                                       112423                             111130
12/31/03                               113193                             112324
                                       113647                             113028
                                       114329                             113980
                                       114761                             114479
                                       113810                             112441
                                       113451                             112195
 6/30/04                               114086                             113188
                                       114821                             114202
                                       115897                             115964
                                       116222                             116139
                                       116748                             117076
                                       116743                             116783
12/31/04                               117333                             117606

+ Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction of taxes that would be paid on redemptions of fund shares for rebalancing.

Explanation of Expense Disclosure (Unaudited)

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs:(1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 =8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                            BEGINNING           ENDING           EXPENSES PAID
                                                          ACCOUNT VALUE      ACCOUNT VALUE       DURING PERIOD*
                                                          JULY 1, 2004     DECEMBER 31, 2004    7/1/04-12/31/04
---------------------------------------------------------------------------------------------------------------
Actual                                                    $    1,000.00    $        1,028.50    $          0.66
Hypothetical (5% return before expenses)                       1,000.00             1,024.49               0.66

* Expenses are equal to the Fund's annualized expense ratio of 0.1287%, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

TOP TEN FIXED INCOME HOLDINGS (UNAUDITED)

AS OF DECEMBER 31, 2004

                                                                  PERCENTAGE OF
                                                                    NET ASSETS
--------------------------------------------------------------------------------
Federal National Mortgage Associaton
   6.500%, due 12/01/29                                                      1.9%
Federal Home Loan Mortgage Corp., Gold
   6.500%, due 02/01/29                                                      1.8
Structured Asset Securities Corp.,
   02-23XS, Class A7
   6.080%, due 11/25/32                                                      1.8
Conseco Finance Securitizations Corp.,
   00-1, Class A4
   7.620%, due 05/01/31                                                      1.7
Greentree Financial Corp.,
   99-3, Class A5,
   6.160%, due 02/01/31                                                      1.7
Federal National Mortgage Association
   4.577%, due 11/01/33                                                      1.6
Greentree Financial Corp.,
   99-1, Class A5
   6.110%, due 09/01/23                                                      1.6
Government National Mortgage Association
   6.000%, due 02/20/34                                                      1.5
Countrywide Alternative Loan Trust,
   04-J8, Class 2A1
   7.000%, due 08/25/34                                                      1.4
Federal National Mortgage Association
   5.500%, due 09/01/19                                                      1.4
--------------------------------------------------------------------------------
Total                                                                       16.4%

INDUSTRY DIVERSIFICATION (UNAUDITED)
AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2004

U.S. Bonds
Asset-Backed Securities                                                    11.60%
Commercial Mortgage-Backed Securities                                       4.35
Mortgage-Backed Securities                                                 80.82
                                                                  --------------
Total U.S. Bonds                                                           96.77
SHORT-TERM INVESTMENT                                                       4.28
                                                                  --------------
TOTAL INVESTMENTS                                                         101.05
LIABILITIES, IN EXCESS OF CASH
AND OTHER ASSETS                                                           (1.05)
                                                                  --------------
NET ASSETS                                                                100.00%
                                                                  ==============

UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS


December 31, 2004

                                                           FACE
                                                           AMOUNT               VALUE
                                                     ------------------   ------------------
U.S. BONDS -- 96.77%
ASSET-BACKED SECURITIES -- 11.60%
Conseco Finance Securitizations Corp.,
   00-1, Class A4
   7.620%, due 05/01/31                              $       16,617,911   $       17,012,561
Conseco Finance Securitizations Corp.,
   00-2, Class A4
   8.480%, due 12/01/30                                       5,422,125            5,654,890
Conseco Finance Securitizations Corp.,
   00-5, Class A4
   7.470%, due 02/01/32                                       7,696,962            7,897,895
Conseco Finance Securitizations Corp.,
   00-B, Class AF4
   7.870%, due 02/15/31                                          10,052               10,185
Countrywide Asset-Backed Certificates,
   03-SD3, Class A1, 144A+
   2.838%, due 12/25/32                                         434,295              435,171
Countrywide Asset-Backed Certificates,
   04-SD1, Class A1, 144A+
   2.758%, due 06/25/33                                       1,879,751            1,882,943
First Franklin Mortgage Loan Asset
   Backed Certificates, 04-FFB, Class A1
   (a)
   4.167%, due 06/25/24                                       7,154,704            7,092,478
Greenpoint Manufactured Housing,
   00-1, Class A2
   7.600%, due 09/20/22                                       1,794,166            1,840,567
Greentree Financial Corp., 94-5, Class A5
   8.300%, due 11/15/19                                       1,126,730            1,200,918
Greentree Financial Corp., 96-4, Class A6
   7.400%, due 06/15/27                                         787,141              851,792
Greentree Financial Corp., 99-1, Class A5
   6.110%, due 09/01/23                                      15,130,000           15,701,679
Greentree Financial Corp., 99-3, Class A5
   6.160%, due 02/01/31                                      16,475,733           16,905,654
Greentree Financial Corp., 99-3, Class A6
   6.500%, due 02/01/31                                       2,185,000            2,287,683
Greentree Financial Corp., 99-4, Class A5
   6.970%, due 05/01/31                                      10,488,541           10,856,713
Metris Master Trust, 04-2, Class B+
   3.080%, due 10/20/10                                       3,750,000            3,750,000
Metris Master Trust, 042, Class C, 144A+
   3.610%, due 10/20/10                                       4,000,000            4,007,031
Paragon Mortgages PLC,
   7A, Class B1A, 144A+
   3.040%, due 05/15/43                                       2,650,000            2,657,559
Providian Gateway Master Trust,
   04-AA, Class A, 144A+
   2.633%, due 03/15/11                                       2,500,000            2,505,500
Providian Gateway Master Trust,
   04-AA, Class C, 144A+
   3.303%, due 03/15/11                                       2,270,000            2,282,258
Providian Gateway Master Trust,
   04-AA, Class D, 144A+
   4.253%, due 03/15/11                                       3,510,000            3,517,722
Providian Gateway Master Trust,
   04-BA, Class D, 144A+
   3.803%, due 07/15/10                                       2,140,000            2,156,178
RAFC Asset-Backed Trust,
   01-1, Class A3 (a)
   5.115%, due 11/25/29                                       1,762,616            1,774,128
WFS Financial Owner Trust, 04-3, Class D
   4.070%, due 02/17/12                              $        1,000,000   $        1,004,832
                                                                          ------------------
                                                                                 113,286,337
                                                                          ------------------

COMMERCIAL MORTGAGE-BACKED SECURITIES -- 4.35%
C.S. First Boston Mortgage Securities
   Corp., 01-CF2, Class A1
   5.257%, due 02/15/34                                         685,556              689,443
Commercial Mortgage Pass-Through
   Certificate, 04-CNL, Class G, 144A+
   3.383%, due 09/15/14                                       3,500,000            3,505,877
Commercial Mortgage Pass-Through
   Certificate, 04-HTL1, Class A2, 144A+
   2.723%, due 07/15/16                                       5,000,000            5,007,518
Commercial Mortgage Trust,
   01-FL5A, Class E, 144A+
   3.903%, due 11/15/13                                       3,750,000            3,752,730
Commercial Mortgage Trust,
   01-FL5A, Class F, 144A+
   2.953%, due 11/15/13                                       4,400,000            4,336,735
Host Marriott Pool Trust,
   99-HMTA,  Class C, 144A
   7.730%, due 08/03/15                                       5,275,000            6,001,898
Host Marriott Pool Trust,
   99-HMTA, Class D, 144A
   7.970%, due 08/03/15                                       3,460,000            3,918,698
Host Marriott Pool Trust,
   99-HMTA, Class E, 144A
   8.070%, due 08/03/15                                       3,250,000            3,618,952
Nomura Asset Securities Corp.,
   96-MD5, Class AIB
   7.120%, due 04/13/39                                       6,337,000            6,616,799
Salomon Brothers Mortgage Securities VII,
   03-CDCA, Class C, 144A+
   2.953%, due 02/15/15                                       5,000,000            5,036,875
                                                                          ------------------
                                                                                  42,485,525
                                                                          ------------------

MORTGAGE-BACKED SECURITIES -- 80.82%
Bank of America Mortgage Securities,
   02-9, Class 1A15
   6.250%, due 10/25/32                                       7,000,000            7,077,078
C.S. First Boston Mortgage Securities
   Corp., 01-26, Class 5A1+
   7.400%, due 11/25/31                                       1,915,999            1,941,025
C.S. First Boston Mortgage Securities
   Corp., 02-10, Class 2A1
   7.500%, due 05/25/32                                      10,717,275           11,012,213
C.S. First Boston Mortgage Securities
   Corp., 03-27, Class 9A1
   7.000%, due 11/25/33                                       6,829,480            7,018,554
C.S. First Boston Mortgage Securities
   Corp., 03-8, Class 5A1
   6.500%, due 04/25/33                                       9,102,308            9,268,513
Citicorp Mortgage Securities, Inc.,
   94-9, Class A8
   5.750%, due 06/25/09                                          87,718               87,903
Countrywide Alternative Loan Trust,
   04-J8, Class 2A1
   7.000%, due 08/25/34                                      12,518,368           13,237,160

                                                           FACE
                                                           AMOUNT               VALUE
                                                     ------------------   ------------------
Countrywide Alternative Loan Trust,
   04-J10, Class 4CB1
   6.500%, due 10/25/34                              $        7,836,989   $        8,171,270
Countrywide Alternative Loan Trust,
   04-J11, Class 3A1
   7.250%, due 08/25/32                                       3,648,444            3,806,473
Federal Home Loan Mortgage Corp.
   4.566%, due 11/01/34+                                      5,575,185            5,582,623
   4.627%, due 12/01/34+                                      6,198,663            6,267,468
   4.665%, due 10/01/34+                                     11,170,871           11,288,672
   6.588%, due 03/01/30+                                      1,749,451            1,778,096
Federal Home Loan Mortgage Corp.
   Structured Pass Through Securities,
   T-41, Class 3A
   7.500%, due 07/25/32                                       4,541,243            4,841,256
Federal Home Loan Mortgage Corp.
   Structured Pass Through Securities,
   T-42, Class A5
   7.500%, due 02/25/42                                       7,741,881            8,313,526
Federal Home Loan Mortgage Corp.,
   1595, Class D
   7.000%, due 10/15/13                                         269,508              280,608
Federal Home Loan Mortgage Corp.,
   2148, Class ZA
   6.000%, due 04/15/29                                      10,493,030           10,774,414
Federal Home Loan Mortgage Corp.,
   2178, Class PB
   7.000%, due 08/15/29                                       4,810,510            5,045,143
Federal Home Loan Mortgage Corp.,
   2426, Class GH
   6.000%, due 08/15/30                                       5,017,063            5,119,300
Federal Home Loan Mortgage Corp.,
   2430, Class UC
   6.000%, due 09/15/16                                       2,515,717            2,591,308
Federal Home Loan Mortgage Corp., Gold
   5.000%, due 11/01/07                                           9,106                9,302
   5.500%, due 12/01/17                                         577,910              597,635
   5.500%, due 01/01/18                                          38,187               39,491
   5.500%, due 03/01/18                                       5,023,472            5,193,076
   5.500%, due 12/01/18                                       5,474,736            5,659,576
   6.000%, due 12/01/13                                       1,598,494            1,676,779
   6.000%, due 12/01/17                                          46,882               49,116
   6.000%, due 04/01/23                                       2,533,932            2,633,779
   6.000%, due 03/01/29                                          59,687               61,795
   6.000%, due 08/01/29                                       8,705,396            9,023,717
   6.000%, due 10/01/29                                       5,552,041            5,755,056
   6.000%, due 12/01/30                                       4,403,113            4,555,815
   6.000%, due 03/01/31                                          45,016               46,606
   6.000%, due 03/01/32                                       3,459,168            3,578,296
   6.000%, due 10/01/33                                          60,760               62,794
   6.000%, due 01/01/34                                       4,685,371            4,842,416
   6.000%, due 02/01/34                                       4,878,605            5,041,878
   6.000%, due 07/01/34                                       5,205,470            5,379,948
   6.000%, due 09/01/34                                      11,551,725           11,938,918
   6.000%, due 10/01/34                                       7,553,723            7,806,910
   6.500%, due 01/01/29                                         922,741              970,557
   6.500%, due 02/01/29                                      16,798,834           17,661,767
   6.500%, due 06/01/29                                       1,502,879            1,579,294
   6.500%, due 07/01/29                                       1,953,749            2,054,991
   6.500%, due 09/01/29                                       3,253,583            3,420,545
   6.500%, due 03/01/32                              $        5,714,092   $        6,001,467
   6.500%, due 11/01/32                                         408,696              429,148
   7.000%, due 07/01/12                                         643,015              681,602
   7.000%, due 04/01/32                                       4,636,582            4,915,586
   7.000%, due 07/01/32                                       6,698,912            7,102,015
   7.500%, due 07/01/11                                         850,852              902,418
   7.500%, due 02/01/24                                       2,037,072            2,198,009
   7.500%, due 05/01/24                                       1,570,104            1,693,262
   8.000%, due 07/01/25                                         228,055              248,235
   8.000%, due 11/01/27                                         151,493              164,898
   8.000%, due 01/01/30                                          83,946               91,023
Federal National Mortgage Association
   5.500%, TBA                                                6,520,000            6,735,975
   6.500%, TBA                                                8,000,000            8,387,504
   3.283%, due 07/01/34+                                      2,725,159            2,824,388
   3.331%, due 09/01/33+                                      2,823,927            2,839,488
   3.855%, due 09/01/33+                                      4,075,132            4,067,362
   3.887%, due 09/01/33+                                      5,713,449            5,673,130
   4.136%, due 05/01/34+                                      9,726,297            9,901,202
   4.323%, due 03/01/34+                                      3,075,053            3,105,505
   4.376%, due 06/01/33+                                      1,483,264            1,495,227
   4.519%, due 07/01/34+                                      7,211,519            7,338,245
   4.529%, due 08/01/33+                                      5,405,510            5,633,350
   4.551%, due 12/01/34+                                      7,990,546            8,011,753
   4.577%, due 11/01/33+                                     15,533,149           15,708,097
   4.600%, due 04/01/33+                                         34,382               35,120
   4.609%, due 05/01/33+                                      6,366,248            6,504,722
   4.686%, due 10/01/34+                                      7,445,735            7,537,171
   4.995%, due 08/01/33+                                      4,177,584            4,322,262
   5.000%, due 09/01/10                                       1,465,155            1,491,527
   5.000%, due 06/01/33                                      11,897,062           11,827,273
   5.000%, due 07/01/33                                      13,196,478           13,119,066
   5.000%, due 03/01/34                                         203,272              202,080
   5.500%, due 09/01/19                                      12,784,418           13,221,062
   5.500%, due 11/01/23                                          58,587               59,492
   5.500%, due 10/01/33                                       6,138,129            6,236,838
   5.500%, due 11/01/34                                       5,271,589            5,354,914
   6.000%, due 03/01/12                                       2,030,028            2,140,988
   6.000%, due 07/01/17                                         881,398              924,172
   6.000%, due 04/01/18                                       3,201,791            3,358,189
   6.000%, due 02/01/19                                       3,839,555            4,005,468
   6.000%, due 06/01/23                                       2,760,531            2,872,121
   6.000%, due 01/01/24                                       2,623,405            2,726,828
   6.000%, due 03/01/28                                       2,116,041            2,195,568
   6.000%, due 12/01/28                                       1,068,299            1,108,449
   6.000%, due 02/01/29                                         836,421              867,856
   6.000%, due 03/01/29                                       1,448,968            1,503,424
   6.000%, due 04/01/29                                       2,793,380            2,894,849
   6.000%, due 05/01/29                                       1,439,847            1,493,960
   6.000%, due 07/01/29                                       4,850,997            5,036,878
   6.000%, due 12/01/29                                       6,449,497            6,691,887
   6.000%, due 06/01/31                                       1,808,551            1,874,246
   6.000%, due 01/01/34                                       4,895,061            5,063,883
   6.000%, due 07/01/34                                       3,893,470            4,028,015
   6.000%, due 11/01/34                                       8,636,326            8,934,767
   6.500%, due 12/01/14                                       3,948,898            4,191,219
   6.500%, due 04/01/16                                       1,813,764            1,917,338
   6.500%, due 06/01/17                                       3,448,565            3,657,587
   6.500%, due 10/01/18                                       1,447,697            1,482,740

                                                           FACE
                                                           AMOUNT               VALUE
                                                     ------------------   ------------------
   6.500%, due 08/01/28                              $        1,587,160   $        1,667,841
   6.500%, due 12/01/28                                       4,747,500            4,988,832
   6.500%, due 01/01/29                                         742,164              780,730
   6.500%, due 04/01/29                                       4,838,679            5,083,793
   6.500%, due 06/01/29                                       5,109,900            5,367,628
   6.500%, due 08/01/29                                       2,265,549            2,379,816
   6.500%, due 12/01/29                                      18,074,418           19,003,874
   6.500%, due 05/01/30                                          21,934               23,049
   6.500%, due 10/01/30                                       3,092,429            3,248,402
   6.500%, due 04/01/32                                       7,643,336            8,022,598
   6.500%, due 06/01/33                                       2,421,897            2,540,642
   6.500%, due 12/01/33                                       3,772,488            3,957,452
   6.500%, due 10/01/34                                       4,974,545            5,218,508
   6.500%, due 12/01/34                                       7,300,000            7,658,009
   7.000%, due 04/01/18                                         639,057              655,191
   7.000%, due 05/01/26                                       1,286,290            1,369,913
   7.000%, due 03/01/31                                         549,341              585,054
   7.000%, due 11/01/31                                       2,272,852            2,409,443
   7.000%, due 04/01/32                                       5,885,755            6,239,336
   7.000%, due 06/01/32                                       1,759,976            1,864,451
   7.000%, due 05/01/33                                          34,399               36,451
   7.000%, due 10/01/33                                       2,164,465            2,298,981
   7.000%, due 01/01/34                                       4,561,775            4,847,650
   7.500%, due 03/01/16                                         585,915              631,537
   7.500%, due 02/01/27                                         867,959              931,425
   7.500%, due 05/01/31                                         397,897              426,325
   7.500%, due 11/01/32                                       2,292,621            2,454,551
   7.500%, due 12/01/32                                       1,059,666            1,134,511
   8.000%, due 11/01/22                                         752,979              819,621
Federal National Mortgage Association
   Grantor Trust, 00-T6, Class A1
   7.500%, due 06/25/30                                       1,497,683            1,609,542
Federal National Mortgage Association
   Grantor Trust, 01-T3, Class A1
   7.500%, due 11/25/40                                         545,310              586,038
Federal National Mortgage Association
   Grantor Trust, 01-T4, Class A1
   7.500%, due 07/25/41                                       4,421,723            4,726,141
Federal National Mortgage Association
   Grantor Trust, 01-T5, Class A3+
   7.500%, due 06/19/30                                       3,570,247            3,810,303
Federal National Mortgage Association
   Grantor Trust, 01-T10, Class  A2
   7.500%, due 12/25/41                                       7,265,142            7,769,189
Federal National Mortgage Association
   Grantor Trust, 02-T19, Class A1
   6.500%, due 07/25/42                                       2,285,490            2,389,766
Federal National Mortgage Association
   Whole Loan, 95-W3, Class A
   9.000%, due 04/25/25                                         530,514              580,585
Federal National Mortgage Association
   Whole Loan, 01-W3, Class  A
   7.000%, due 09/25/41                                       5,364,588            5,650,044
Federal National Mortgage Association
   Whole Loan, 02-W1, Class 2A
   7.500%, due 02/25/42                                         656,184              701,009
Federal National Mortgage Association
   Whole Loan, 03-W6, Class 6A+
   4.228%, due 08/25/42                                       2,989,369            3,001,060
Federal National Mortgage Association
   Whole Loan, 04-W1, Class 3A
   4.019%, due 01/25/43+                             $        4,736,478   $        4,957,972
Federal National Mortgage Association
   Whole Loan, 04-W8, Class 3A
   7.500%, due 06/25/44                                       6,278,241            6,746,679
Federal National Mortgage Association
   Whole Loan, 04-W12, Class 1A3
   7.000%, due 07/25/44                                       3,881,588            4,123,465
Federal National Mortgage Association
   Whole Loan, 04-W15, Class 1A3
   7.000%, due 12/25/44                                       3,890,000            4,132,821
Federal National Mortgage Association,
   93-106, Class Z
   7.000%, due 06/25/13                                         121,740              127,039
Federal National Mortgage Association,
   01-57, Class PC
   6.500%, due 09/25/30                                       2,206,582            2,214,567
Federal National Mortgage Association,
   02-53, Class PD
   6.000%, due 01/25/32                                       5,000,000            5,174,248
Federal National Mortgage Association,
   Strips
   9.500%, due 11/01/09                                       1,127,301            1,231,386
First Horizon Alternative Mortgage
   Securities, 04-AA3, Class A1+
   5.358%, due 09/25/34                                       6,216,790            6,299,432
First Horizon Asset Securities, Inc.,
   04-FL1, Class 1A1+
   2.680%, due 02/25/35                                       5,000,000            5,000,000
GMAC Mortgage Corp. (b)(c)
   11.625%, due 10/01/12                                         20,378               20,378
Government National Mortgage Association
   6.000%, due 09/20/28                                         725,522              753,713
   6.000%, due 11/20/28                                         277,985              288,787
   6.000%, due 12/20/28                                          28,480               29,587
   6.000%, due 02/20/29                                       3,573,250            3,709,269
   6.000%, due 04/20/29                                         399,047              414,237
   6.000%, due 05/20/29                                       4,275,294            4,438,036
   6.000%, due 06/20/29                                         307,659              319,370
   6.000%, due 07/15/29                                       4,109,092            4,270,658
   6.000%, due 08/20/29                                         260,552              270,470
   6.000%, due 09/20/29                                         668,076              693,507
   6.000%, due 08/20/33                                       4,041,798            4,186,602
   6.000%, due 02/20/34                                      14,033,540           14,544,267
   6.500%, due 10/15/24                                       1,306,574            1,382,420
   6.500%, due 08/15/27                                         267,928              282,769
   6.500%, due 11/15/27                                       2,230,002            2,353,527
   6.500%, due 03/15/28                                          97,545              102,878
   6.500%, due 10/15/28                                       1,491,819            1,573,383
   6.500%, due 11/15/28                                         510,789              538,716
   6.500%, due 01/15/29                                          80,812               85,175
   6.500%, due 05/15/29                                       1,511,822            1,593,437
   6.500%, due 12/15/29                                          24,228               25,536
   6.500%, due 11/20/30                                       2,596,174            2,604,626
   6.500%, due 04/15/31                                       1,489,980            1,569,831
   6.500%, due 06/16/31                                       4,522,594            4,633,408
   6.500%, due 09/15/32                                         962,199            1,013,776
   7.000%, due 03/15/12                                       1,464,943            1,560,651

                                                           FACE
                                                           AMOUNT               VALUE
                                                     ------------------   ------------------
   7.000%, due 07/15/25                              $        2,023,995   $        2,160,142
   7.000%, due 04/15/26                                         657,187              700,729
   7.000%, due 08/20/29                                         788,601              836,136
   7.000%, due 07/15/31                                         881,476              936,906
   7.500%, due 06/15/27                                         180,467              194,247
   8.000%, due 09/15/17                                       2,198,504            2,406,963
   8.000%, due 11/15/20                                         324,232              354,927
   8.000%, due 12/15/22                                          78,826               86,256
   8.000%, due 12/15/23                                         406,536              444,538
   8.500%, due 12/15/17                                       2,201,032            2,426,221
GSMPS Mortgage Loan Trust,
   01-2, Class A, 144A
   7.500%, due 06/19/32                                         727,822              774,651
Impac Secured Assets Common Owner
   Trust, 01-3, Class A2+
   7.250%, due 04/25/31                                         854,582              856,270
Indymac Index Mortgage Loan Trust,
   04-AR6, Class 1A+
   5.479%, due 10/25/34                                       6,665,071            6,811,990
MLCC Mortgage Investors, Inc.,
   03-D, Class XA1(b)++
   1.000%, due 08/25/28                                     167,521,359            2,440,838
MLCC Mortgage Investors, Inc.,
   04-E, Class XA (b)++
   0.988%, due 11/25/29                                     258,664,976            8,384,160
Morgan Stanley Mortgage Loan Trust,
   04-4, Class 2A+
   6.544%, due 09/25/34                                       7,140,948            7,325,629
RAAC Series, 04-SP2, Class A1+
   6.058%, due 01/25/32                                       9,133,932            9,572,712
Residential Accredit Loans, Inc.,
   03-QS17, Class NB2
   8.000%, due 09/25/33                                       3,244,929            3,495,479
Sequoia Mortgage Trust,
   04-11, Class XAI+
   0.950%, due 12/20/34                              $      168,448,523   $        4,574,742
Structured Adjustable Rate Mortgage
   Loan Trust, 04-3AC, Class A1+
   4.940%, due 03/25/34                                      11,706,661           11,705,202
Structured Asset Securities Corp.,
   02-23XS, Class A7 (a)
   6.080%, due 11/25/32                                      17,391,000           17,595,581
Structured Asset Securities Corp.,
   02-6, Class 2A1
   6.250%, due 04/25/17                                       1,005,248            1,005,254
Structured Asset Securities Corp.,
   04-20, Class 4A1
   6.000%, due 11/25/34                                       9,515,287            9,818,089
Vendee Mortgage Trust,
   98-2, Class 1G
   6.750%, due 06/15/28                                       1,167,299            1,234,020
Wells Fargo Mortgage Backed Securities
   Trust, 03-18, Class A2
   5.250%, due 12/25/33                                       4,275,367            4,241,164
                                                                          ------------------
                                                                                 789,292,268
                                                                          ------------------
Total U.S. Bonds (Cost $941,646,503)                                             945,064,130
                                                                          ------------------
                                                           SHARES
                                                     ------------------
SHORT-TERM INVESTMENT -- 4.28%
    UBS Supplementary Trust U.S. Cash
       Management Prime Fund, yield of
        2.28% (Cost $41,809,009)                            41,809,009            41,809,009
                                                                          ------------------
Total Investments -- 101.05%
    (Cost $983,455,512)                                                          986,873,139
Liabilities, in excess of cash and
    other assets -- (1.05%)                                                      (10,281,238)
                                                                          ------------------
Net Assets --100.00%                                                      $      976,591,901
                                                                          ==================

NOTES TO SCHEDULE OF INVESTMENTS
        Aggregate cost for federal income tax purposes was $983,455,512; and net unrealized appreciation consisted of:

             Gross unrealized appreciation                                           $    7,826,899
             Gross unrealized depreciation                                               (4,409,272)
                                                                                     --------------
               Net unrealized appreciation                                           $    3,417,627
                                                                                     ==============

(a) Step Bonds -- coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2004. Maturity date disclosed is the ultimate maturity date.
(b) Security is illiquid. These securities amounted to $10,845,376 or 1.11% of net assets.
(c) Security is fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2004, the value of this security amounted to $20,378 or 0.00% of net assets.
+ Variable rate security -- The rate disclosed is that in effect at December 31, 2004.
++ Interest only security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
%       Represents a percentage of net assets.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the value of these securities amounted to $55,398,296 or 5.67% of net assets.
TBA (To Be Assigned) Securities are purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
Strips  Bonds that can be subdivided into a series of zero-coupon bonds.

                 See accompanying notes to financial statements.

UBS CORPORATE BOND RELATIONSHIP FUND

For the fiscal year ended December 31, 2004, UBS Corporate Bond Relationship Fund (the "Fund") returned 6.08%. Since inception on September 15, 2003, through period end, the Fund returned 7.29% on an annualized basis. (Fund and market Index returns over various time periods are shown on page 92; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The main factors contributing to the Fund's performance over the reporting period were sector allocation and security selection.

IN-DEPTH RESEARCH WAS KEY IN TIGHT SPREAD MARKET

The investment grade corporate bond market generated positive returns over the fiscal year, as strong fundamentals improved investor sentiment. Corporate bonds were hit hard in 2002 amid reports of accounting scandals, corporate governance issues and deteriorating debt-to-equity ratios. To win investors back, corporations have spent the last few years improving their balance sheets and the credit quality of their bonds. These efforts have paid off, as improving fundamentals allowed corporate bonds to stand up to investors' fears regarding higher oil prices, Federal Reserve Board rate hikes and periods of mixed economic signals.

Corporate spreads remained tight throughout the year, offering fewer opportunities to add incremental value. (The spread is the premium that investors demand to invest in corporate debt over the safety of US Treasuries.) At current levels, we believe the spread reflects a strong economic rebound, robust consumer spending and little event risk--an optimistic assessment, in our opinion. Our in-depth research and analysis led us to implement an active duration strategy and careful security selections that allowed us to capitalize on opportunities in the market.

Specifically, throughout the year, the Fund maintained an underweight, both in market value and in duration terms, to corporate bonds versus non-corporates. Within corporate bonds, we favored the lower quality BBB-rated securities over higher rated securities. In particular, we favored the 5- to 7-year portion of the yield curve. We maintained a short spread duration relative to the market as the potential risk of spread widening increased and the probability of further tightening declined.

LOOKING AHEAD

We remain cautious about market values as we head into 2005. As part of our ongoing analysis, we will pay particular attention to any signs of economic slowdown, including lower consumer spending, reduced corporate profits and the negative impact of higher oil prices. We do not anticipate significant changes to the Fund's current strategy.

Total Return (Unaudited)

                                                                     1 YEAR     ANNUALIZED
                                                                     ENDED      09/15/03*
                                                                    12/31/04    TO 12/31/04
-------------------------------------------------------------------------------------------
UBS CORPORATE BOND RELATIONSHIP FUND                                    6.08%          7.29%
Lehman Brothers Credit Index                                            5.24           5.97

*    INCEPTION DATE OF UBS CORPORATE BOND RELATIONSHIP FUND.
     ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.
     TOTAL RETURN DOES NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON A REDEMPTION OF FUND SHARES.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS Corporate Bond Relationship Fund and the Lehman Brothers Credit Index if you had invested $100,000 on September 15, 2003. Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here.

[CHART]

UBS CORPORATE BOND RELATIONSHIP FUND VS. LEHMAN BROTHERS CREDIT INDEX+

             UBS CORPORATE BOND RELATIONSHIP
                          FUND                   LEHMAN BROTHERS CREDIT INDEX
            ---------------------------------  ---------------------------------
                                       100000                             100000
09/30/03                               102325                             101944
                                       101149                             100858
                                       101771                             101321
12/31/03                               103252                             102450
                                       104413                             103485
                                       105657                             104786
03/31/04                               106769                             105800
                                       103346                             102466
                                       102428                             101747
06/30/04                               102960                             102175
                                       104270                             103436
                                       106935                             105878
09/30/04                               107647                             106472
                                       108952                             107503
                                       107959                             106425
12/31/04                               109528                             107815

+ Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction of taxes that would be paid on redemptions of fund shares for rebalancing.

Explanation of Expense Disclosure (Unaudited)

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (as applicable), and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                            BEGINNING          ENDING         EXPENSES PAID
                                                          ACCOUNT VALUE     ACCOUNT VALUE     DURING PERIOD*
                                                          JULY 1, 2004    DECEMBER 31, 2004   7/1/04-12/31/04
-------------------------------------------------------------------------------------------------------------
Actual                                                    $    1,000.00   $        1,063.80   $         0.52
Hypothetical (5% return before expenses)                       1,000.00            1,024.63             0.51

* Expenses are equal to the Fund's annualized expense ratio of 0.1000%, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

TOP TEN FIXED INCOME HOLDINGS (UNAUDITED)
AS OF DECEMBER 31, 2004

                                                                  PERCENTAGE OF
                                                                    NET ASSETS
--------------------------------------------------------------------------------
General Electric Capital Corp.
   6.000%, due 06/15/12                                                      4.8%
Morgan Stanley
   6.750%, due 04/15/11                                                      2.9
Ford Motor Credit Co.
   5.800%, due 01/12/09                                                      2.8
Goldman Sachs Group, Inc.
   6.875%, due 01/15/11                                                      2.5
Citigroup, Inc.
   5.000%, due 09/15/14                                                      2.5
Washington Mutual, Inc.
   5.625%, due 01/15/07                                                      2.5
Bank of America Corp.
   7.400%, due 01/15/11                                                      2.2
DaimlerChrysler N.A. Holding Corp.
   4.050%, due 06/04/08                                                      2.2
United Mexican States
   8.125%, due 12/30/19                                                      2.1
Comcast Cable Communications, Inc.
   6.750%, due 01/30/11                                                      2.1
--------------------------------------------------------------------------------
Total                                                                       26.6%

INDUSTRY DIVERSIFICATION (UNAUDITED)
AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2004

Bonds
U.S. Corporate Bonds
   Aerospace & Defense                                                      0.93%
   Airlines                                                                 0.48
   Automobiles                                                              7.48
   Beverages                                                                2.65
   Capital Markets                                                          5.45
   Chemicals                                                                3.19
   Commercial Banks                                                         7.17
   Commercial Services & Supplies                                           1.32
   Communications Equipment                                                 0.22
   Consumer Finance                                                         7.91
   Diversified Financial Services                                          10.07
   Diversified Telecommunication Services                                   2.75
   Electric Utilities                                                       6.46
   Energy Equipment & Services                                              1.11
   Food & Staples Retailing                                                 2.25
   Food Products                                                            2.08
   Gas Utilities                                                            0.52
   Hotels, Restaurants & Leisure                                            0.56
   Household Durables                                                       1.01
   Insurance                                                                2.10
   IT Services                                                              0.93
   Machinery                                                                0.49
   Media                                                                    3.96
   Metals & Mining                                                          0.52
   Multi-Utilities & Unregulated Power                                      1.63
   Multiline Retail                                                         0.95
   Oil & Gas                                                                3.60
   Paper & Forest Products                                                  1.07
   Personal Products                                                        0.86
   Pharmaceuticals                                                          1.10
   Real Estate                                                              1.27
   Road & Rail                                                              2.00
   Thrifts & Mortgage Finance                                               2.97
   Tobacco                                                                  1.05
   Wireless Telecommunication Services                                      0.70
                                                                  --------------
     Total U.S. Corporate Bonds                                            88.81
International Bonds
   International Corporate Bonds
   Commercial Banks                                                         1.42
   Diversified Telecommunication Services                                   2.10
   Oil & Gas                                                                1.02
   Wireless Telecommunication Services                                      0.84
                                                                  --------------
   Total International Corporate Bonds                                      5.38
   Foreign Government Bond                                                  2.14
   Sovereign/Supranational Bond                                             0.51
                                                                  --------------
     Total International Bonds                                              8.03
     Total Bonds                                                           96.84
SHORT-TERM INVESTMENT                                                       1.64
                                                                  --------------
     TOTAL INVESTMENTS                                                     98.48
CASH AND OTHER ASSETS, LESS LIABILITIES                                     1.52
                                                                  --------------
NET ASSETS                                                                100.00%
                                                                  ==============

UBS CORPORATE BOND RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2004

                                                           FACE
                                                           AMOUNT               VALUE
                                                     ------------------   ------------------
BONDS -- 96.84%
U.S. Corporate Bonds -- 88.81%
Alcoa, Inc.,
   6.000%, due 01/15/12                              $        1,375,000   $        1,502,071
Altria Group, Inc.,
   7.750%, due 01/15/27                                       1,400,000            1,571,322
American Electric Power Co., Inc.,
   6.125%, due 05/15/06                                       2,825,000            2,927,782
Anadarko Finance Co., Series B,
   7.500%, due 05/01/31                                       1,250,000            1,548,681
Anheuser-Busch Cos., Inc.,
   9.000%, due 12/01/09                                       1,765,000            2,140,241
AT&T Corp.,
   8.000%, due 11/15/31                                       2,065,000            2,465,094
AT&T Wireless Services, Inc.,
   8.750%, due 03/01/31                                       1,505,000            2,029,211
AvalonBay Communities, Inc.,
   7.500%, due 08/01/09                                       1,300,000            1,465,838
Avon Products, Inc.,
   7.150%, due 11/15/09                                       2,210,000            2,497,813
Bank of America Corp.,
   7.400%, due 01/15/11                                       5,625,000            6,515,876
Bank One Corp.,
   7.875%, due 08/01/10                                       3,100,000            3,615,930
Boeing Capital Corp.,
   7.375%, due 09/27/10                                       1,875,000            2,161,731
Bombardier Capital, Inc., 144A,
   6.125%, due 06/29/06                                       3,325,000            3,325,000
Bristol-Myers Squibb Co.,
   5.750%, due 10/01/11                                       1,575,000            1,686,789
Burlington Northern Santa Fe Corp.,
   7.082%, due 05/13/29                                       1,205,000            1,408,543
C.S. First Boston USA, Inc.,
   3.875%, due 01/15/09                                       1,150,000            1,143,277
   6.500%, due 01/15/12                                       2,400,000            2,671,157
Capital One Bank,
   6.875%, due 02/01/06                                       2,775,000            2,878,729
Caterpillar, Inc.,
   6.550%, due 05/01/11                                       1,300,000            1,459,021
Cendant Corp.,
   6.250%, due 01/15/08                                       1,325,000            1,414,064
Centex Corp.,
   7.875%, due 02/01/11                                         150,000              175,215
   9.750%, due 06/15/05                                       2,685,000            2,753,827
Citigroup, Inc., 144A,
   5.000%, due 09/15/14                                       7,082,000            7,116,164
Comcast Cable Communications, Inc.,
   6.750%, due 01/30/11                                       5,300,000            5,951,810
Computer Sciences Corp.,
   3.500%, due 04/15/08                                       1,515,000            1,502,080
ConAgra Foods, Inc.,
   6.750%, due 09/15/11                                       1,275,000            1,434,469
ConocoPhillips,
   8.750%, due 05/25/10                                       2,950,000            3,600,100
Coors Brewing Co.,
   6.375%, due 05/15/12                                       1,300,000            1,429,305
Countrywide Home Loans, Inc.,
   3.250%, due 05/21/08                                       1,525,000            1,491,186
DaimlerChrysler N.A. Holding Corp.,
   4.050%, due 06/04/08                                       6,525,000            6,511,532
Devon Financing Corp., ULC,
   6.875%, due 09/30/11                              $        1,775,000   $        2,010,289
Dominion Resources, Inc.,
   8.125%, due 06/15/10                                         925,000            1,088,755
Dow Chemical Co.,
   6.125%, due 02/01/11                                       3,225,000            3,532,388
Duke Energy Field Services LLC,
   7.875%, due 08/16/10                                       1,850,000            2,157,679
EOP Operating LP,
   7.250%, due 06/15/28                                       1,950,000            2,209,085
Erac U.S.A. Finance Co., 144A,
   8.000%, due 01/15/11                                       1,910,000            2,248,423
Federated Department Stores, Inc.,
   6.625%, due 04/01/11                                       1,200,000            1,341,727
First Data Corp.,
   5.625%, due 11/01/11                                       1,110,000            1,192,770
FirstEnergy Corp., Series B,
   6.450%, due 11/15/11                                       2,425,000            2,634,690
FleetBoston Financial Corp.,
   7.375%, due 12/01/09                                         950,000            1,085,048
Ford Motor Co.,
   7.450%, due 07/16/31                                       4,760,000            4,787,313
Ford Motor Credit Co.,
   5.800%, due 01/12/09                                       8,025,000            8,202,690
FPL Group Capital, Inc.,
   6.125%, due 05/15/07                                         400,000              422,868
   7.625%, due 09/15/06                                         610,000              651,584
General Electric Capital Corp.,
   6.000%, due 06/15/12                                      12,850,000           14,006,975
   6.750%, due 03/15/32                                       1,850,000            2,165,333
General Motors Acceptance Corp.,
   6.875%, due 09/15/11                                       3,375,000            3,458,676
   8.000%, due 11/01/31                                       2,375,000            2,441,227
General Motors Corp.,
   8.375%, due 07/15/33                                       2,100,000            2,175,774
Goldman Sachs Group, Inc.,
   6.875%, due 01/15/11                                       6,450,000            7,276,748
Harrah's Operating Co., Inc.,
   7.500%, due 01/15/09                                       1,470,000            1,628,973
Hartford Financial Services Group, Inc.,
   4.700%, due 09/01/07                                       1,150,000            1,172,918
HSBC Finance Corp.,
   6.750%, due 05/15/11                                       4,525,000            5,078,055
ICI Wilmington, Inc.,
   4.375%, due 12/01/08                                       2,200,000            2,212,417
International Lease Finance Corp.,
   3.500%, due 04/01/09                                       1,375,000            1,338,869
International Paper Co.,
   6.750%, due 09/01/11                                       1,350,000            1,513,530
John Deere Capital Corp.,
   7.000%, due 03/15/12                                       1,950,000            2,248,278
JPMorgan Chase & Co.,
   3.625%, due 05/01/08                                       2,100,000            2,085,117
Kohl's Corp.,
   6.300%, due 03/01/11                                       1,275,000            1,396,858
Kraft Foods, Inc.,
   5.625%, due 11/01/11                                       2,725,000            2,885,617
Kroger Co.,
   7.500%, due 04/01/31                                       1,250,000            1,494,185
Lincoln National Corp.,
   6.200%, due 12/15/11                                       1,100,000            1,192,828

                                                           FACE
                                                           AMOUNT               VALUE
                                                     ------------------   ------------------
Lockheed Martin Corp.,
   8.500%, due 12/01/29                              $        1,200,000   $        1,641,931
Marathon Oil Corp.,
   6.125%, due 03/15/12                                       1,325,000            1,443,764
Marsh & McLennan Cos., Inc.,
   6.250%, due 03/15/12                                       2,220,000            2,323,063
McKesson Corp.,
   7.750%, due 02/01/12                                       1,005,000            1,156,277
Miller Brewing Co., 144A,
   5.500%, due 08/15/13                                       2,755,000            2,879,653
Morgan Stanley,
   6.750%, due 04/15/11                                       7,600,000            8,524,449
Motorola, Inc.,
   7.625%, due 11/15/10                                         560,000              649,579
News America, Inc., 144A,
   6.200%, due 12/15/34                                       1,225,000            1,241,558
Northwest Airlines, Inc.,
   8.072%, due 10/01/19                                       1,242,498            1,388,460
Pacific Gas & Electric Co.,
   6.050%, due 03/01/34                                       1,925,000            1,999,336
Pepsi Bottling Holdings, Inc., 144A,
   5.625%, due 02/17/09                                       1,160,000            1,236,686
PP&L Capital Funding, Inc.,
   7.750%, due 04/15/05                                       1,115,000            1,128,342
PPL Energy Supply LLC,
   6.400%, due 11/01/11                                       2,120,000            2,331,086
Praxair, Inc.,
   6.375%, due 04/01/12                                       1,900,000            2,121,213
Progress Energy, Inc.,
   7.000%, due 10/30/31                                       1,425,000            1,578,148
PSEG Power LLC,
   7.750%, due 04/15/11                                       1,275,000            1,486,646
Rohm & Haas Co.,
   7.850%, due 07/15/29                                       1,050,000            1,369,760
Safeway, Inc.,
   6.500%, due 03/01/11                                       1,300,000            1,423,739
Sempra Energy,
   7.950%, due 03/01/10                                       1,300,000            1,502,588
Southern California Edison Co.,
   8.000%, due 02/15/07                                       1,975,000            2,150,737
Sprint Capital Corp.,
   8.375%, due 03/15/12                                       2,050,000            2,497,191
Time Warner, Inc.,
   7.625%, due 04/15/31                                       2,625,000            3,175,623
Transocean, Inc.,
   6.625%, due 04/15/11                                       2,875,000            3,214,307
Travelers Property Casualty Corp.,
   5.000%, due 03/15/13                                       1,425,000            1,392,892
TXU Energy Co. LLC,
   7.000%, due 03/15/13                                       2,600,000            2,903,813
U.S. Bank N.A.,
   6.375%, due 08/01/11                                       1,300,000            1,443,719
Unilever Capital Corp.,
   7.125%, due 11/01/10                                       1,475,000            1,696,576
Union Pacific Corp.,
   6.625%, due 02/01/08                                         800,000              869,155
   6.700%, due 12/01/06                                       1,200,000            1,268,604
United Technologies Corp.,
   6.100%, due 05/15/12                                         945,000            1,039,800
UST, Inc.,
   6.625%, due 07/15/12                                       1,325,000            1,479,506
Valero Energy Corp.,
   7.500%, due 04/15/32                              $        1,525,000   $        1,839,426
Verizon New England, Inc.,
   6.500%, due 09/15/11                                         555,000              610,526
Verizon New York, Inc., Series B,
   7.375%, due 04/01/32                                       2,075,000            2,380,143
Viacom, Inc.,
   6.625%, due 05/15/11                                         990,000            1,111,628
Wachovia Bank N.A.,
   7.800%, due 08/18/10                                       2,400,000            2,818,709
Wal-Mart Stores, Inc.,
   6.875%, due 08/10/09                                       3,200,000            3,593,251
Washington Mutual, Inc.,
   5.625%, due 01/15/07                                       6,825,000            7,107,603
Waste Management, Inc.,
   7.375%, due 08/01/10                                       1,100,000            1,260,878
Wells Fargo Bank N.A.,
   6.450%, due 02/01/11                                       4,750,000            5,282,304
Weyerhaeuser Co.,
   7.375%, due 03/15/32                                       1,325,000            1,571,246
Wyeth,
   5.250%, due 03/15/13                                       1,445,000            1,501,822
                                                                          ------------------
Total  U.S. Corporate Bonds                                                      257,367,282
                                                                          ------------------

INTERNATIONAL BONDS -- 8.03%
INTERNATIONAL CORPORATE BONDS -- 5.38%
CANADA -- 1.53%
Bombardier, Inc., 144A
   6.300%, due 05/01/14                                       1,675,000            1,453,062
Burlington Resources Finance Co.
   6.680%, due 02/15/11                                       1,325,000            1,480,884
TELUS Corp.
   8.000%, due 06/01/11                                       1,265,000            1,499,126
                                                                          ------------------
                                                                                   4,433,072
                                                                          ------------------

FRANCE -- 0.53%
France Telecom S.A
   8.500%, due 03/01/31                                       1,125,000            1,525,041
                                                                          ------------------

LUXEMBOURG -- 0.51%
Telecom Italia Capital S.A
   5.250%, due 11/15/13                                       1,450,000            1,465,566
                                                                          ------------------

NETHERLANDS -- 0.55%
Deutsche Telekom International Finance BV
   8.750%, due 06/15/30                                       1,200,000            1,584,550
                                                                          ------------------

UNITED KINGDOM -- 2.26%
Abbey National PLC
   7.950%, due 10/26/29                                       1,215,000            1,566,959
HSBC Holdings PLC
   5.250%, due 12/12/12                                       1,350,000            1,399,499
Royal Bank of Scotland Group PLC
   9.118%, due 03/31/10                                         950,000            1,157,126
Vodafone Group PLC
   7.750%, due 02/15/10                                         900,000            1,044,411
   7.875%, due 02/15/30                                       1,075,000            1,386,116
                                                                          ------------------
                                                                                   6,554,111
                                                                          ------------------
Total International Corporate Bonds                                               15,562,340
                                                                          ------------------

                                                           FACE
                                                           AMOUNT               VALUE
                                                     ------------------   ------------------
FOREIGN GOVERNMENT BOND -- 2.14%
MEXICO -- 2.14%
United Mexican States,
   8.125%, due 12/30/19                              $        5,275,000   $        6,211,313
                                                                          ------------------
SOVEREIGN/SUPRANATIONAL BOND -- 0.51%
Pemex Project Funding Master Trust
   8.000%, due 11/15/11                                       1,280,000            1,475,200
                                                                          ------------------
Total International Bonds                                                         23,248,853
                                                                          ------------------
Total Bonds (Cost $274,714,608)                                                  280,616,135
                                                                          ------------------

                                                           SHARES
                                                     ------------------
SHORT-TERM INVESTMENT -- 1.64%
   UBS Supplementary Trust U.S. Cash
     Management Prime Fund,
     yield of 2.28% (Cost $4,759,602)                         4,759,602            4,759,602
                                                                          ------------------
Total Investments -- 98.48%
   (Cost $279,474,210)                                                           285,375,737
Cash and other assets,
   less liabilities -- 1.52%                                                       4,406,515
                                                                          ------------------
Net Assets --100.00%                                                      $      289,782,252
                                                                          ==================

NOTES TO SCHEDULE OF INVESTMENTS
        Aggregate cost for federal income tax purposes was $279,474,210; and net unrealized appreciation consisted of:.


               Gross unrealized appreciation                     $     6,514,846
               Gross unrealized depreciation                            (613,319)
                                                                 ---------------
                 Net unrealized appreciation                     $     5,901,527
                                                                 ===============

%       Represents a percentage of net assets.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the value of these securities amounted to $19,500,546 or 6.73% of net assets.

                 See accompanying notes to financial statements.

UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND

For the fiscal year ended December 31, 2004, UBS Opportunistic High Yield Relationship Fund (the "Fund") returned 7.04%. (Fund and market index returns over various time periods are shown on page 99; please note that the Fund return does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

HIGH YIELD BONDS GENERATE STRONG RESULTS

High yield bonds were one of the top performing segments of the fixed income market in 2004, with the Merrill Lynch High Yield Cash Pay Index returning 10.76% in 2004.

The market was supported by positive fundamentals and strong investor demand. As the economy in general has improved, the high yield market has benefited in the form of substantially lower default rates, a falling distress ratio, operating improvements and greater access to capital markets.

In addition, the market experienced positive events, including increased merger and acquisition activity and equity issuance. As a result, spreads tightened over the year. (Spreads are the premium investors demand for investing in high yield securities instead of the safety of US Treasuries.) As high yield quality improves, it takes less to attract investors. This combination of tight spreads and strong investor demand created a challenging environment in which to find value.

During the fiscal year, the Fund focused on cyclical sectors that were closely tied to the strengthening economy. A lack of exposure to the riskier segments of the high yield market slightly detracted from results.

LOOKING AHEAD

We expect high yield bonds to continue to enjoy a positive credit environment in 2005. However, given the tight spreads and current price levels, we are concerned that the market has reached fair value. With this in mind, we will rely heavily on our research-driven investment process, drawing upon our team's expertise to identify compelling sector and securities opportunities.

TOTAL RETURN (UNAUDITED)

                                                                 4/05/04* TO
                                                                  12/31/04
----------------------------------------------------------------------------
UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND                      7.04%
Merrill Lynch High Yield Cash Pay Index                             8.74

* INCEPTION DATE OF UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND IS 9/04/02. INCEPTION DATE OF THE MERRILL LYNCH HIGH YIELD CASH PAY INDEX IS 3/31/04. THE FUND WAS INACTIVE FROM 5/21/03 TO 4/4/04. THE INCEPTION RETURN OF THE FUND AND THE INDEX IS CALCULATED AS OF 4/05/04, WHICH IS THE DATE OF THE FUND RE-COMMENCED INVESTMENT OPERATIONS.
     ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.
     TOTAL RETURN DOES NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON A REDEMPTION OF FUND SHARES.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS Opportunistic High Yield Relationship Fund and the Merrill Lynch High Yield Cash Pay Index if you had invested $100,000 on April 5, 2004. Performance presented here represents past performance, which cannot guarantee future results. The investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted here.

[CHART]

UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND VS. MERRILL LYNCH HIGH YIELD CASH PAY INDEX+

               UBS OPPORTUNISTIC HIGH YIELD         MERRILL LYNCH HIGH YIELD
                    RELATIONSHIP FUND                   CASH PAY INDEX
            ---------------------------------  ---------------------------------
5/4/2004                               100000                             100000
04/30/04                              99611.9                            99639.5
05/31/04                              96855.7                            98048.8
06/30/04                              98264.4                            99480.4
07/31/04                               101201                             100840
08/31/04                               103241                             102664
09/30/04                               103597                             104095
10/30/04                               105018                             106072
11/30/04                               105652                             107146
12/31/04                               107045                             108739

+ Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction of taxes that would be paid on redemptions of fund shares for rebalancing.

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (as applicable), and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                             BEGINNING           ENDING         EXPENSES PAID
                                           ACCOUNT VALUE     ACCOUNT VALUE     DURING PERIOD*
                                           JULY 1, 2004    DECEMBER 31, 2004  7/1/04 12/31/04
---------------------------------------------------------------------------------------------
Actual                                      $  1,000.00       $  1,089.40         $  0.73
Hypothetical (5% return before expenses)       1,000.00          1,024.43            0.71

* Expenses are equal to the Fund's annualized expense ratio of 0.1396%, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

TOP TEN FIXED INCOME HOLDINGS (UNAUDITED)

AS OF DECEMBER 31, 2004

                                                   PERCENTAGE OF
                                                     NET ASSETS
----------------------------------------------------------------
Giant Industries, Inc.
  8.000%, due 05/15/14                                  7.0%
Georgia-Pacific Corp.
  8.875%, due 05/15/31                                  6.5
Sheridan Acquisition Corp.
  10.250%, due 08/15/11                                 6.5
Crown Cork & Seal Co., Inc.
  8.000%, due 04/15/23                                  6.5
AK Steel Corp.
  7.875%, due 02/15/09                                  6.2
Jean Coutu Group, Inc., 144A
  8.500%, due 08/01/14                                  6.1
Warner Music Group, 144A
  7.375%, due 04/15/14                                  6.1
Cincinnati Bell, Inc.,
  8.375%, due 01/15/14                                  6.0
Owens-Brockway, 144A
  6.750%, due 12/01/14                                  6.0
Tembec Industries, Inc.
  8.500%, due 02/01/11                                  6.0
----------------------------------------------------------------
Total                                                  62.9%

INDUSTRY DIVERSIFICATION (UNAUDITED)

AS A PERCENTAGE OF NET ASSETS
AS OF DECEMBER 31, 2004

U.S. Corporate Bonds
  Auto Components                                       4.32%
  Chemicals                                             4.97
  Containers & Packaging                               16.59
  Diversified Financial Services                        6.51
  Diversified Telecommunication Services                6.03
  Electric Utilities                                    5.98
  Energy Equipment & Services                           1.92
  Food & Staples Retailing                              6.10
  Media                                                12.08
  Metals & Mining                                       7.80
  Oil & Gas                                             7.00
  Paper & Forest Products                               6.51
  Wireless Telecommunication Services                   5.11
                                                      ------
      Total U.S. Corporate Bonds                       90.92
  International Bond                                    5.98
                                                      ------
  Total Bonds                                          96.90
SHORT-TERM INVESTMENT                                   0.69
                                                      ------
TOTAL INVESTMENTS                                      97.59
CASH AND OTHER ASSETS, LESS LIABILITIES                 2.41
                                                      ------
NET ASSETS                                            100.00%
                                                      ======

UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

                                                          FACE
                                                         AMOUNT             VALUE
                                                     ---------------   ---------------
BONDS -- 96.90%
U.S. BONDS -- 90.92%
U.S. CORPORATE BONDS -- 90.92%
ACC Escrow Corp.
  10.000%, due 08/01/11                              $     4,000,000   $     3,430,000
AK Steel Corp.
  7.875%, due 02/15/09                                     4,100,000         4,176,875
Century Aluminum Co., 144A
  7.500%, due 08/15/14                                     1,000,000         1,065,000
Cincinnati Bell, Inc.
  8.375%, due 01/15/14                                     4,000,000         4,050,000
Collins & Aikman Products Co.
  10.750%, due 12/31/11                                    2,000,000         2,040,000
Collins & Aikman Products Co., 144A
  12.875%, due 08/15/12                                    1,000,000           863,750
Crown Cork & Seal Co., Inc.
  8.000%, due 04/15/23                                     4,400,000         4,334,000
Edison Mission Energy
  10.000%, due 08/15/08                                    3,500,000         4,016,250
Georgia-Pacific Corp.
  8.875%, due 05/15/31                                     3,500,000         4,375,000
Giant Industries, Inc.
  8.000%, due 05/15/14                                     4,500,000         4,702,500
Jean Coutu Group, Inc., 144A
  8.500%, due 08/01/14                                     4,000,000         4,100,000
Mediacom LLC
  9.500%, due 01/15/13                                     4,000,000         4,015,000
Omnova Solutions, Inc.
  11.250%, due 06/01/10                                    2,000,000         2,250,000
Owens-Brockway, 144A
  6.750%, due 12/01/14                                     4,000,000         4,040,000
Parker Drilling Co.
  9.625%, due 10/01/13                               $     1,150,000   $     1,290,875
Pliant Corp.
  11.125%, due 06/15/09 (a)                                3,000,000         2,771,250
  11.125%, due 09/01/09                                    1,000,000         1,090,000
Sheridan Acquisition Corp.
  10.250%, due 08/15/11                                    4,000,000         4,375,000
Warner Music Group, 144A
  7.375%, due 04/15/14                                     4,000,000         4,100,000
                                                                       ---------------
Total U.S. Corporate Bonds                                                  61,085,500
                                                                       ---------------
INTERNATIONAL BOND -- 5.98%
CANADA -- 5.98%
Tembec Industries, Inc.
  8.500%, due 02/01/11                                     4,000,000         4,020,000
                                                                       ---------------
Total Bonds (Cost $64,215,651)                                              65,105,500
                                                                       ---------------

                                                         SHARES
                                                     ---------------
SHORT-TERM INVESTMENT -- 0.69%
UBS Supplementary Trust U.S. Cash
  Management Prime Fund,
   yield of 2.28%, (Cost $456,149)                           456,149           456,149
                                                                       ---------------
Total Investments -- 97.59%
  (Cost $64,671,800)                                                        65,561,649
Cash and other assets,
  less liabilities -- 2.41%                                                  1,621,998
                                                                       ---------------
Net Assets -- 100.00%                                                  $    67,183,647
                                                                       ===============

NOTES TO SCHEDULE OF INVESTMENTS
        Aggregate cost for federal income tax purposes was $64,671,800; and net unrealized appreciation consisted of:

        Gross unrealized appreciation                $     1,459,115
        Gross unrealized depreciation                       (569,266)
                                                     ---------------
          Net unrealized appreciation                $       889,849
                                                     ===============

(a) Step Bonds -- coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2004. Maturity date disclosed is the ultimate maturity date.
%       Represents a percentage of net assets.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the value of these securities amounted to $14,168,750 or 21.09% of net assets.

                See accompanying notes to financial statements.

                  (this page has been left blank intentionally)

UBS RELATIONSHIP FUNDS -- FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                                                             UBS RELATIONSHIP FUNDS
                                              ------------------------------------------------------------------------------------
                                                   GLOBAL          U.S. LARGE        LARGE CAP     U.S. LARGE CAP
                                                 SECURITIES        CAP EQUITY      SELECT EQUITY    VALUE EQUITY      SMALL CAP
                                                    FUND              FUND             FUND             FUND         EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost:
    Unaffiliated issuers                      $    915,809,830   $   91,800,208   $    9,752,556   $   87,393,102   $  270,532,541
    Affiliated issuers                             132,094,891        5,107,195          474,813        1,287,919       13,044,308
  Foreign currency, at cost                          3,241,303               --               --               --               --
  Investments of cash collateral in
    affiliated issuers received for
    securities loaned, at cost                      39,884,769               --               --               --               --
                                              ----------------   --------------   --------------   --------------   --------------
                                              $  1,091,030,793   $   96,907,403   $   10,227,369   $   88,681,021   $  283,576,849
                                              ================   ==============   ==============   ==============   ==============
  Investments, at value:
    Unaffiliated issuers*                     $  1,073,300,108   $  106,024,025   $   11,935,308   $  107,509,822   $  335,384,736
    Affiliated issuers                             185,217,309        5,107,195          474,813        1,287,919       13,044,308
  Foreign currency, at value                         3,265,593               --               --               --               --
  Investments of cash collateral in
    affiliated issuers received for
    securities loaned, at value                     39,884,769               --               --               --               --
  Cash                                                      --               --               --               --               --
  Receivables:
    Investment securities sold                       1,813,848          419,977           33,060        2,536,666        3,288,307
    Due from advisor                                        --           27,632           31,173           32,267           41,116
    Dividends                                          906,494           84,197            8,264           96,165          387,058
    Interest                                         3,973,963            7,423              795            2,168           23,464
    Fund shares sold                                    13,053               --               --               --               --
    Variation margin                                    42,859               --               --               --               --
    Cash collateral, due from broker                        --           50,000               --               --               --
  Unrealized appreciation on
    forward foreign currency contracts                 626,129               --               --               --               --
  Other assets                                          68,401               --               --               --               --
                                              ----------------   --------------   --------------   --------------   --------------
    TOTAL ASSETS                                 1,309,112,526      111,720,449       12,483,413      111,465,007      352,168,989
                                              ================   ==============   ==============   ==============   ==============

LIABILITIES:
  Payables:
    Cash collateral from securities loaned          39,884,769               --               --               --               --
    Investment securities purchased                  6,369,367          242,051           17,126        1,306,169        2,123,755
    Fund shares redeemed                             1,006,300            1,500               --               --               --
    Fund administration fees                            73,123               --               --               --               --
    Custody fees                                       138,346           14,133            1,682           13,555           47,070
    Country tax expense                                     --               --               --               --               --
    Dividend distributions                                  --               --               --               --               --
    Trustees' fees                                       4,662            2,308            2,745            2,209            2,358
    Due to custodian bank                                   --            9,370               --               --           17,825
    Variation margin                                        --            3,500               --               --            7,750
    Accrued expenses                                   169,811           50,502           48,130           52,680           70,456
  Unrealized depreciation on
    forward foreign currency contracts               1,567,557               --               --               --               --
                                              ----------------   --------------   --------------   --------------   --------------
    TOTAL LIABILITIES                               49,213,935          323,364           69,683        1,374,613        2,269,214
                                              ----------------   --------------   --------------   --------------   --------------
NET ASSETS                                    $  1,259,898,591   $  111,397,085   $   12,413,730   $  110,090,394   $  349,899,775
                                              ================   ==============   ==============   ==============   ==============
  Shares outstanding                                46,091,723        6,827,318        1,176,148        6,754,087        8,902,763
                                              ================   ==============   ==============   ==============   ==============
  Net asset value, offering and redemption
    price per share +                         $        27.3346   $      16.3164   $      10.5546   $      16.2998   $      39.3024
                                              ================   ==============   ==============   ==============   ==============

* The market value of securities loaned for UBS Global Securities Relationship Fund as of December 31, 2004 is $78,671,269.
+ Maximum offering price per share for the UBS Emerging Markets Equity Relationship Fund is $15.9790 (net asset value, plus 0.75% of offering price). Redemption price per share for the UBS Emerging Markets Equity Relationship Fund is $15.7411 (net asset value, less 0.75% of net asset value). Maximum offering price per share for the UBS Emerging Markets Debt Relationship Fund is $51.1637 (0.50% of offering price).

                 See accompanying notes to financial statements.

                                                                            UBS RELATIONSHIP FUNDS
                                              ----------------------------------------------------------------------------------
                                                                 EMERGING         U.S. CASH
                                               INTERNATIONAL      MARKETS         MANAGEMENT       U.S. BOND        HIGH YIELD
                                                EQUITY FUND     EQUITY FUND       PRIME FUND          FUND             FUND
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost:
    Unaffiliated issuers                      $   74,566,302   $  463,289,726   $           --   $   94,933,227   $  134,779,843
    Affiliated issuers                               748,619       10,440,185      540,239,636        7,994,708        3,286,758
  Foreign currency, at cost                          667,178        2,481,971               --               --               --
  Investments of cash collateral in
    affiliated issuers received for
    securities loaned, at cost                            --               --               --               --               --
                                              --------------   --------------   --------------   --------------   --------------
                                              $   75,982,099   $  476,211,882   $  540,239,636   $  102,927,935   $  138,066,601
                                              ==============   ==============   ==============   ==============   ==============
  Investments, at value:
    Unaffiliated issuers*                     $   95,394,622   $  641,647,904   $           --   $   95,692,314   $  135,610,209
    Affiliated issuers                               748,619       10,440,185      540,239,636        7,994,708        3,286,758
  Foreign currency, at value                         674,879        2,487,294               --               --               --
  Investments of cash collateral in
    affiliated issuers received for
    securities loaned, at value                           --               --               --               --               --
  Cash                                                    --               --               --               --           90,313
  Receivables:
    Investment securities sold                            --          392,546               --               --           83,996
    Due from advisor                                  36,976               --           33,520           31,684           44,594
    Dividends                                        166,650        2,134,013               --               --               --
    Interest                                             467            7,959        1,074,866          928,278        2,430,355
    Fund shares sold                                      --            3,022               --               --               --
    Variation margin                                      --               --               --               --               --
    Cash collateral, due from broker                      --               --               --               --               --
  Unrealized appreciation on
    forward foreign currency contracts               143,531               --               --               --               --
  Other assets                                            --              257               --               --               --
                                              --------------   --------------   --------------   --------------   --------------
    TOTAL ASSETS                                  97,165,744      657,113,180      541,348,022      104,646,984      141,546,225
                                              ==============   ==============   ==============   ==============   ==============

LIABILITIES:
  Payables:
    Cash collateral from securities loaned                --               --               --               --               --
    Investment securities purchased                       --        2,163,739               --        6,960,936               --
    Fund shares redeemed                             309,544          403,023               --        1,000,000               --
    Fund administration fees                              --           75,177               --               --               --
    Custody fees                                      33,155          507,971           34,320           11,279           17,281
    Country tax expense                                   --          259,166               --               --               --
    Dividend distributions                                --               --        1,069,596               --               --
    Trustees' fees                                     2,357              425            6,805            2,121            2,064
    Due to custodian bank                                 --               --               --               --               --
    Variation margin                                      --               --               --               --               --
    Accrued expenses                                  68,332          102,926           58,870           61,627           69,200
  Unrealized depreciation on
    forward foreign currency contracts               225,645               --               --               --               --
                                              --------------   --------------   --------------   --------------   --------------
    TOTAL LIABILITIES                                639,033        3,512,427        1,169,591        8,035,963           88,545
                                              --------------   --------------   --------------   --------------   --------------
NET ASSETS                                    $   96,526,711   $  653,600,753   $  540,178,431   $   96,611,021   $  141,457,680
                                              ==============   ==============   ==============   ==============   ==============
  Shares outstanding                               6,838,895       41,210,627      540,178,431        6,749,234        7,534,575
                                              ==============   ==============   ==============   ==============   ==============
  Net asset value, offering and redemption
    price per share +                         $      14.1144   $      15.8600   $       1.0000   $      14.3144   $      18.7745
                                              ==============   ==============   ==============   ==============   ==============

                                                                     UBS RELATIONSHIP FUNDS
                                              -------------------------------------------------------------------
                                                 EMERGING      U.S. SECURITIZED                    OPPORTUNISTIC
                                                  MARKETS          MORTGAGE       U.S. CORPORATE     HIGH YIELD
                                                 DEBT FUND           FUND           BOND FUND           FUND
-----------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost:
    Unaffiliated issuers                      $   98,641,158   $    941,646,503   $  274,714,608   $   64,215,651
    Affiliated issuers                             2,996,792         41,809,009        4,759,602          456,149
  Foreign currency, at cost                           11,332                 --               --               --
  Investments of cash collateral in
    affiliated issuers received for
    securities loaned, at cost                            --                 --               --               --
                                              --------------   ----------------   --------------   --------------
                                              $  101,649,282   $    983,455,512   $  279,474,210   $   64,671,800
                                              ==============   ================   ==============   ==============
  Investments, at value:
    Unaffiliated issuers*                     $  105,435,638   $    945,064,130   $  280,616,135   $   65,105,500
    Affiliated issuers                             2,996,792         41,809,009        4,759,602          456,149
  Foreign currency, at value                          12,931                 --               --               --
  Investments of cash collateral in
    affiliated issuers received for
    securities loaned,  at value                          --                 --               --               --
  Cash                                                    --                 --               --          107,500
  Receivables:
    Investment securities sold                       307,135            228,062               --               --
    Due from advisor                                      --                 --               --               --
    Dividends                                             --                 --               --               --
    Interest                                       1,839,622          4,979,765        4,511,782        1,590,204
    Fund shares sold                                      --                 --               --               --
    Variation margin                                      --                 --               --               --
    Cash collateral, due from broker                      --                 --               --               --
  Unrealized appreciation on
    forward foreign currency contracts                97,006                 --               --               --
  Other assets                                            --                 --               --              468
                                              --------------   ----------------   --------------   --------------
    TOTAL ASSETS                                 110,689,124        992,080,966      289,887,519       67,259,821
                                              ==============   ================   ==============   ==============

LIABILITIES:
  Payables:
    Cash collateral from securities loaned                --                 --               --               --
    Investment securities purchased                  301,109         15,163,276               --               --
    Fund shares redeemed                                  --                 --               --               --
    Fund administration fees                          13,961            120,333            7,943            5,519
    Custody fees                                      51,630            122,824           35,866            7,072
    Country tax expense                                   --                 --               --               --
    Dividend distributions                                --                 --               --               --
    Trustees' fees                                     4,570              4,104            2,245            2,000
    Due to custodian bank                             25,609                 --               --               --
    Variation margin                                  38,438                 --               --               --
    Accrued expenses                                  99,545             78,528           59,213           61,583
  Unrealized depreciation on
    forward foreign currency contracts               111,649                 --               --               --
                                              --------------   ----------------   --------------   --------------
    TOTAL LIABILITIES                                646,511         15,489,065          105,267           76,174
                                              --------------   ----------------   --------------   --------------
NET ASSETS                                    $  110,042,613   $    976,591,901   $  289,782,252   $   67,183,647
                                              ==============   ================   ==============   ==============
  Shares outstanding                               2,161,545         83,232,447       26,457,274        5,745,158
                                              ==============   ================   ==============   ==============
  Net asset value, offering and redemption
    price per share +                         $      50.9092   $        11.7333       $ 10.9528    $      11.6940
                                              ==============   ================   ==============   ==============

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED
DECEMBER 31, 2004

                                                                             UBS RELATIONSHIP FUNDS
                                              ------------------------------------------------------------------------------------
                                                   GLOBAL          U.S. LARGE        LARGE CAP     U.S. LARGE CAP
                                                 SECURITIES        CAP EQUITY      SELECT EQUITY    VALUE EQUITY      SMALL CAP
                                                    FUND              FUND             FUND             FUND         EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends                                 $     15,311,967   $    1,804,270   $      240,784   $    2,195,751   $    4,257,342
    Interest                                         9,082,882              790               --            2,552           22,612
    Affiliated interest                              1,064,517           37,531            4,817           29,105          164,462
    Securities lending-net                             219,903               --               --               --               --
    Foreign tax withheld                            (1,069,993)              --               --               --               --
                                              ----------------   --------------   --------------   --------------   --------------
      TOTAL INCOME                                  24,609,276        1,842,591          245,601        2,227,408        4,444,416
                                              ----------------   --------------   --------------   --------------   --------------

EXPENSES:
    Professional services                               83,530           68,569           66,621           75,697           79,956
    Administration                                     285,144               --               --               --               --
    Custodian                                          502,889           37,249            4,600           41,984          126,471
    Trustees                                            18,915            6,195            5,527            6,307            8,007
    Country tax                                             --               --               --               --               --
    Other                                               25,708            3,174            1,875            4,279            8,663
                                              ----------------   --------------   --------------   --------------   --------------
      TOTAL EXPENSES                                   916,186          115,187           78,623          128,267          223,097
      Expenses reimbursed by Advisor                        --          (70,936)         (73,158)         (78,392)        (104,472)
                                              ----------------   --------------   --------------   --------------   --------------
      NET EXPENSES                                     916,186           44,251            5,465           49,875          118,625
                                              ----------------   --------------   --------------   --------------   --------------
      NET INVESTMENT INCOME                         23,693,090        1,798,340          240,136        2,177,533        4,325,791
                                              ----------------   --------------   --------------   --------------   --------------
  Net realized gain (loss) from:
    Investments                                     69,173,044        7,543,609        1,517,238        8,708,618       33,145,424
    Futures contracts                               (1,314,054)         (60,671)              --           78,968        1,664,461
    Foreign currency transactions                    1,857,218               --               --               --               --
                                              ----------------   --------------   --------------   --------------   --------------
      Net realized gain (loss)                      69,716,208        7,482,938        1,517,238        8,787,586       34,809,885
                                              ----------------   --------------   --------------   --------------   --------------
  Change in net unrealized appreciation or
    depreciation on:
    Investments and foreign currency
      contracts                                     64,348,637        3,889,779          (83,352)       4,067,043       17,851,763
    Futures contracts                                  576,483           19,727               --          (73,364)        (634,792)
    Forward foreign currency contracts                 463,951               --               --               --               --
    Translation of other assets and
      liabilities denominated in
      foreign currency                                  (9,677)              --               --               --               --
                                              ----------------   --------------   --------------   --------------   --------------
      Change in net unrealized appreciation
        or depreciation                             65,379,394        3,909,506          (83,352)       3,993,679       17,216,971
                                              ----------------   --------------   --------------   --------------   --------------
Net realized and unrealized gain (loss)            135,095,602       11,392,444        1,433,886       12,781,265       52,026,856
                                              ----------------   --------------   --------------   --------------   --------------
Net increase in net assets resulting from
  operations                                  $    158,788,692   $   13,190,784   $    1,674,022   $   14,958,798   $   56,352,647
                                              ================   ==============   ==============   ==============   ==============

*    The Fund recommenced investment operations on April 5, 2004.

+    Net of $1,267,019 taxes related to investment transactions.

++   Net of $259,166 Deferred Country Taxes.

                 See accompanying notes to financial statements.

                                                                      UBS RELATIONSHIP FUNDS
                                              ----------------------------------------------------------------------
                                               INTERNATIONAL                          U.S. CASH
                                                  EQUITY        EMERGING MARKETS      MANAGEMENT         U.S. BOND
                                                   FUND           EQUITY FUND         PRIME FUND            FUND
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends                                 $    2,434,687    $     13,217,546    $           --    $           --
    Interest                                              --               8,266                --         3,212,311
    Affiliated interest                                4,010              67,288         4,997,569            41,445
    Securities lending-net                                --                  --                --                --
    Foreign tax withheld                            (274,929)         (1,148,365)               --                --
                                              --------------    ----------------    --------------    --------------
      TOTAL INCOME                                 2,163,768          12,144,735         4,997,569         3,253,756
                                              --------------    ----------------    --------------    --------------

EXPENSES:
    Professional services                             81,277              77,433            68,504            73,284
    Administration                                        --             372,392                --                --
    Custodian                                         80,047           1,152,326             5,318            29,306
    Trustees                                           6,167               8,784             7,814             6,046
    Country tax                                           --               1,200                --                --
    Other                                              3,845              10,730            27,600             3,873
                                              --------------    ----------------    --------------    --------------
      TOTAL EXPENSES                                 171,336           1,622,865           109,236           112,509
      Expenses reimbursed by Advisor                 (91,250)                 --           (76,551)          (77,704)
                                              --------------    ----------------    --------------    --------------
      NET EXPENSES                                    80,086           1,622,865            32,685            34,805
                                              --------------    ----------------    --------------    --------------
      NET INVESTMENT INCOME                        2,083,682          10,521,870         4,964,884         3,218,951
                                              --------------    ----------------    --------------    --------------
  Net realized gain (loss) from:
    Investments                                    9,739,243          54,249,178+               --         1,402,951
    Futures contracts                                     --                  --                --                --
    Foreign currency transactions                   (527,422)         (1,021,521)               --                --
                                              --------------    ----------------    --------------    --------------
      Net realized gain (loss)                     9,211,821          53,227,657                --         1,402,951
                                              --------------    ----------------    --------------    --------------
  Change in net unrealized appreciation or
    depreciation on:
    Investments and foreign currency
      contracts                                    4,290,788          87,192,296++              --        (1,099,024)
    Futures contracts                                     --                  --                --                --
    Forward foreign currency contracts               167,288                  --                --                --
    Translation of other assets and
      liabilities denominated in
      foreign currency                               (11,015)           (176,874)               --                --
                                              --------------    ----------------    --------------    --------------
      Change in net unrealized appreciation
        or depreciation                            4,447,061          87,015,422                --        (1,099,024)
                                              --------------    ----------------    --------------    --------------
Net realized and unrealized gain (loss)           13,658,882         140,243,079                --           303,927
                                              --------------    ----------------    --------------    --------------
Net increase in net assets resulting from
  operations                                  $   15,742,564    $    150,764,949    $    4,964,884    $    3,522,878
                                              ==============    ================    ==============    ==============

                                                                      UBS RELATIONSHIP FUNDS
                                              ------------------------------------------------------------------------
                                                HIGH YIELD      EMERGING MARKETS    U.S. SECURITIZED       CORPORATE
                                                   FUND            DEBT FUND          MORTGAGE FUND        BOND FUND
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends                                 $           --      $           --    $             --    $           --
    Interest                                      12,964,030           7,969,383          35,445,402        13,453,430
    Affiliated interest                               71,076              48,949             461,832            45,786
    Securities lending-net                                --                  --                  --                --
    Foreign tax withheld                                  --             (12,024)                 --                --
                                              --------------    ----------------    ----------------    --------------
      TOTAL INCOME                                13,035,106           8,006,308          35,907,234        13,499,216
                                              --------------    ----------------    ----------------    --------------

EXPENSES:
    Professional services                             92,134              88,924              78,391            82,096
    Administration                                        --              79,990             629,844            67,158
    Custodian                                         58,462               7,119             337,490           110,247
    Trustees                                           7,026               6,348              11,938             7,631
    Country tax                                           --                  --                  --                --
    Other                                              5,704               4,868              19,533             8,530
                                              --------------    ----------------    ----------------    --------------
      TOTAL EXPENSES                                 163,326             187,249           1,077,196           275,662
      Expenses reimbursed by Advisor                (108,501)                 --                  --                --
                                              --------------    ----------------    ----------------    --------------
      NET EXPENSES                                    54,825             187,249           1,077,196           275,662
                                              --------------    ----------------    ----------------    --------------
      NET INVESTMENT INCOME                       12,980,281           7,819,059          34,830,038        13,223,554
                                              --------------    ----------------    ----------------    --------------
  Net realized gain (loss) from:
    Investments                                    5,355,545           8,160,641             711,009         2,132,009
    Futures contracts                                     --             574,106                  --                --
    Foreign currency transactions                         --             (66,471)                 --                --
                                              --------------    ----------------    ----------------    --------------
      Net realized gain (loss)                     5,355,545           8,668,276             711,009         2,132,009
                                              --------------    ----------------    ----------------    --------------
  Change in net unrealized appreciation or
    depreciation on:
    Investments and foreign currency
      contracts                                   (1,165,680)          1,005,723          (5,268,075)        1,572,949
    Futures contracts                                     --             (80,186)                 --                --
    Forward foreign currency contracts                    --             133,873                  --                --
    Translation of other assets and
      liabilities denominated in
      foreign currency                                    --               7,132                  --                --
                                              --------------    ----------------    ----------------    --------------
      Change in net unrealized appreciation
        or depreciation                           (1,165,680)          1,066,542          (5,268,075)        1,572,949
                                              --------------    ----------------    ----------------    --------------
Net realized and unrealized gain (loss)            4,189,865           9,734,818          (4,557,066)        3,704,958
                                              --------------    ----------------    ----------------    --------------
Net increase in net assets resulting from
  operations                                  $   17,170,146    $     17,553,877    $     30,272,972    $   16,928,512
                                              ==============    ================    ================    ==============

                                              UBS RELATIONSHIP FUNDS
                                              ----------------------
                                                  OPPORTUNISTIC
                                                    HIGH YIELD
                                                       FUND*
---------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends                                 $                   --
    Interest                                               3,045,455
    Affiliated interest                                       12,840
    Securities lending-net                                        --
    Foreign tax withheld                                          --
                                              ----------------------
      TOTAL INCOME                                         3,058,295
                                              ----------------------

EXPENSES:
    Professional services                                     21,773
    Administration                                             5,519
    Custodian                                                 13,554
    Trustees                                                   3,815
    Country tax                                                   --
    Other                                                      3,345
                                              ----------------------
      TOTAL EXPENSES                                          48,006
      Expenses reimbursed by Advisor                              --
                                              ----------------------
      NET EXPENSES                                            48,006
                                              ----------------------
      NET INVESTMENT INCOME                                3,010,289
                                              ----------------------
  Net realized gain (loss) from:
    Investments                                             (540,747)
    Futures contracts                                             --
    Foreign currency transactions                                 --
                                              ----------------------
      Net realized gain (loss)                              (540,747)
                                              ----------------------
  Change in net unrealized appreciation or
    depreciation on:
    Investments and foreign currency
      contracts                                              889,849
    Futures contracts                                             --
    Forward foreign currency contracts                            --
    Translation of other assets and
      liabilities denominated in
      foreign currency                                            --
                                              ----------------------
      Change in net unrealized appreciation
        or depreciation                                      889,849
                                              ----------------------
Net realized and unrealized gain (loss)                      349,102
                                              ----------------------
Net increase in net assets resulting from
  operations                                  $            3,359,391
                                              ======================

STATEMENTS OF CHANGES IN NET ASSETS

                                                              UBS                                   UBS
                                                       GLOBAL SECURITIES                   U.S. LARGE CAP EQUITY
                                                       RELATIONSHIP FUND                     RELATIONSHIP FUND
                                              -----------------------------------   -----------------------------------
                                                 YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                DECEMBER 31,       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                    2004               2003               2004               2003
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                       $     23,693,090   $     16,302,836   $      1,798,340   $      1,013,365
  Net realized gain (loss)                          69,716,208         22,405,117          7,482,938            706,770
  Change in net unrealized appreciation
    (depreciation)                                  65,379,394        166,416,620          3,909,506         13,452,829
                                              ----------------   ----------------   ----------------   ----------------
  Net increase in net assets from
    operations                                     158,788,692        205,124,573         13,190,784         15,172,964
                                              ----------------   ----------------   ----------------   ----------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                        173,516,875        147,540,267         52,198,910         10,413,000
  Cost of shares redeemed                          (24,945,384)       (61,077,685)       (19,748,339)        (9,735,558)
                                              ----------------   ----------------   ----------------   ----------------
  Net increase (decrease) in net assets
    resulting from capital share
    transactions                                   148,571,491         86,462,582         32,450,571            677,442
                                              ----------------   ----------------   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS                  307,360,183        291,587,155         45,641,355         15,850,406
NET ASSETS, BEGINNING OF YEAR                      952,538,408        660,951,253         65,755,730         49,905,324
                                              ----------------   ----------------   ----------------   ----------------
NET ASSETS, END OF YEAR                       $  1,259,898,591   $    952,538,408   $    111,397,085   $     65,755,730
                                              ================   ================   ================   ================

SHARE TRANSACTIONS:
  Shares sold                                        6,929,781          6,981,162          3,577,298            866,530
  Shares redeemed                                   (1,006,942)        (3,031,896)        (1,367,007)          (832,838)
                                              ----------------   ----------------   ----------------   ----------------
  Net increase (decrease) in shares
    outstanding                                      5,922,839          3,949,266          2,210,291             33,692
                                              ================   ================   ================   ================

                 See accompanying notes of financial statements.

                                                               UBS                                     UBS
                                                        LARGE CAP SELECT                   U.S. LARGE CAP VALUE EQUITY
                                                    EQUITY RELATIONSHIP FUND                   RELATIONSHIP FUND
                                              ------------------------------------    ------------------------------------
                                                 YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                DECEMBER 31,        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
                                                    2004                2003                2004                2003
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                       $        240,136    $        249,216    $      2,177,533    $      2,203,979
  Net realized gain (loss)                           1,517,238            (113,159)          8,787,586            (361,076)
  Change in net unrealized appreciation
    (depreciation)                                     (83,352)          3,188,137           3,993,679          24,871,250
                                              ----------------    ----------------    ----------------    ----------------
  Net increase in net assets from
    operations                                       1,674,022           3,324,194          14,958,798          26,714,153
                                              ----------------    ----------------    ----------------    ----------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                 --                  --             589,100             147,999
  Cost of shares redeemed                           (3,906,378)            (59,014)        (13,993,540)         (9,344,950)
                                              ----------------    ----------------    ----------------    ----------------
  Net increase (decrease) in net assets
    resulting from capital share
    transactions                                    (3,906,378)            (59,014)        (13,404,440)         (9,196,951)
                                              ----------------    ----------------    ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS                   (2,232,356)          3,265,180           1,554,358          17,517,202
NET ASSETS, BEGINNING OF YEAR                       14,646,086          11,380,906         108,536,036          91,018,834
                                              ----------------    ----------------    ----------------    ----------------
NET ASSETS, END OF YEAR                       $     12,413,730    $     14,646,086    $    110,090,394    $    108,536,036
                                              ================    ================    ================    ================

SHARE TRANSACTIONS:
  Shares sold                                               --                  --              40,752              11,769
  Shares redeemed                                     (417,138)             (7,271)           (944,966)           (785,022)
                                              ----------------    ----------------    ----------------    ----------------
  Net increase (decrease) in shares
    outstanding                                       (417,138)             (7,271)           (904,214)           (773,253)
                                              ================    ================    ================    ================

                                                               UBS
                                                            SMALL CAP
                                                    EQUITY RELATIONSHIP FUND
                                              ------------------------------------
                                                 YEAR ENDED          YEAR ENDED
                                                DECEMBER 31,        DECEMBER 31,
                                                   2004                 2003
----------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                       $      4,325,791    $      3,337,655
  Net realized gain (loss)                          34,809,885          13,901,974
  Change in net unrealized appreciation
    (depreciation)                                  17,216,971          50,938,495
                                              ----------------    ----------------
  Net increase in net assets from
    operations                                      56,352,647          68,178,124
                                              ----------------    ----------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                         50,664,500          84,140,000
  Cost of shares redeemed                          (45,088,756)           (793,178)
                                              ----------------    ----------------
  Net increase (decrease) in net assets
    resulting from capital share
    transactions                                     5,575,744          83,346,822
                                              ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS                   61,928,391         151,524,946
NET ASSETS, BEGINNING OF YEAR                      287,971,384         136,446,438
                                              ----------------    ----------------
NET ASSETS, END OF YEAR                       $    349,899,775    $    287,971,384
                                              ================    ================

SHARE TRANSACTIONS:
  Shares sold                                        1,477,486           3,047,853
  Shares redeemed                                   (1,303,146)            (26,025)
                                              ----------------    ----------------
  Net increase (decrease) in shares
    outstanding                                        174,340           3,021,828
                                              ================    ================

STATEMENTS OF CHANGES IN NET ASSETS

                                                              UBS                                   UBS
                                                      INTERNATIONAL EQUITY               EMERGING MARKETS EQUITY
                                                        RELATIONSHIP FUND                   RELATIONSHIP FUND
                                              -----------------------------------   -----------------------------------
                                                 YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                DECEMBER 31,       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                    2004               2003               2004               2003
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                       $      2,083,682   $      2,075,189   $     10,521,870   $      6,251,006
  Net realized gain (loss)                           9,211,821         (2,435,669)        53,227,657         29,482,578
  Change in net unrealized appreciation
    (depreciation)                                   4,447,061         26,178,359         87,015,422         93,889,365
                                              ----------------   ----------------   ----------------   ----------------
  Net increase in net assets from
    operations                                      15,742,564         25,817,879        150,764,949        129,622,949
                                              ----------------   ----------------   ----------------   ----------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income                  --                 --                 --                 --
                                              ----------------   ----------------   ----------------   ----------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                          4,376,777          5,047,638        215,897,832         85,297,436
  Dividends issued on reinvestment of
    distributions                                           --                 --                 --                 --
  Redemption Fees                                           --                 --          2,447,451          2,098,452
  Cost of shares redeemed                          (19,540,054)       (15,461,710)       (87,543,535)       (53,975,103)
                                              ----------------   ----------------   ----------------   ----------------
  Net increase (decrease) in net assets
    resulting from capital share
    transactions                                   (15,163,277)       (10,414,072)       130,801,748         33,420,785
                                              ----------------   ----------------   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS                      579,287         15,403,807        281,566,697        163,043,734
NET ASSETS, BEGINNING OF YEAR                       95,947,424         80,543,617        372,034,056        208,990,322
                                              ----------------   ----------------   ----------------   ----------------
NET ASSETS, END OF YEAR                       $     96,526,711   $     95,947,424   $    653,600,753   $    372,034,056
                                              ================   ================   ================   ================

SHARE TRANSACTIONS:
  Shares sold                                          356,439            568,249         17,506,497          9,401,285
  Shares issued on reinvestment of
    distributions                                           --                 --                 --                 --
  Shares redeemed                                   (1,571,901)        (1,555,303)        (6,403,480)        (5,576,478)
                                              ----------------   ----------------   ----------------   ----------------
  Net increase (decrease) in shares
    outstanding                                     (1,215,462)          (987,054)        11,103,017          3,824,807
                                              ================   ================   ================   ================

                 See accompanying notes to financial statements.

                                                               UBS                                     UBS
                                                      U.S. CASH MANAGEMENT                          U.S. BOND
                                                    PRIME RELATIONSHIP FUND                    RELATIONSHIP FUND
                                              ------------------------------------    ------------------------------------
                                                 YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                DECEMBER 31,        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
                                                    2004                2003                2004                2003
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                       $      4,964,884    $      4,935,408    $      3,218,951    $      3,715,349
  Net realized gain (loss)                                  --                  --           1,402,951             794,095
  Change in net unrealized appreciation
    (depreciation)                                          --                  --          (1,099,024)           (483,005)
                                              ----------------    ----------------    ----------------    ----------------
  Net increase in net assets from
    operations                                       4,964,884           4,935,408           3,522,878           4,026,439
                                              ----------------    ----------------    ----------------    ----------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income          (4,964,884)         (4,935,408)                 --                  --
                                              ----------------    ----------------    ----------------    ----------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                      1,619,834,388         979,611,780          35,768,068          12,099,982
  Dividends issued on reinvestment of
    distributions                                      669,658           2,584,608                  --                  --
  Redemption Fees                                           --                  --                  --                  --
  Cost of shares redeemed                       (1,328,045,017)     (1,306,520,333)        (28,749,500)         (8,656,208)
                                              ----------------    ----------------    ----------------    ----------------
  Net increase (decrease) in net assets
    resulting from capital share
    transactions                                   292,459,029        (324,323,945)          7,018,568           3,443,774
                                              ----------------    ----------------    ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS                  292,459,029        (324,323,945)         10,541,446           7,470,213
NET ASSETS, BEGINNING OF YEAR                      247,719,402         572,043,347          86,069,575          78,599,362
                                              ----------------    ----------------    ----------------    ----------------
NET ASSETS, END OF YEAR                       $    540,178,431    $    247,719,402    $     96,611,021    $     86,069,575
                                              ================    ================    ================    ================

SHARE TRANSACTIONS:
  Shares sold                                    1,619,834,388         979,611,780           2,541,596             913,128
  Shares issued on reinvestment of
    distributions                                      669,658           2,584,608                  --                  --
  Shares redeemed                               (1,328,045,017)     (1,306,520,333)         (2,086,891)           (640,537)
                                              ----------------    ----------------    ----------------    ----------------
  Net increase (decrease) in shares
    outstanding                                    292,459,029        (324,323,945)            454,705             272,591
                                              ================    ================    ================    ================

                                                               UBS
                                                           HIGH YIELD
                                                       RELATIONSHIP FUND
                                              ------------------------------------
                                                 YEAR ENDED          YEAR ENDED
                                                DECEMBER 31,        DECEMBER 31,
                                                    2004                2003
----------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                       $     12,980,281    $     14,985,470
  Net realized gain (loss)                           5,355,545           2,270,593
  Change in net unrealized appreciation
    (depreciation)                                  (1,165,680)         15,722,999
                                              ----------------    ----------------
  Net increase in net assets from
    operations                                      17,170,146          32,979,062
                                              ----------------    ----------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income                  --                  --
                                              ----------------    ----------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                         57,632,043          57,703,173
  Dividends issued on reinvestment of
    distributions                                           --                  --
  Redemption Fees                                           --                  --
  Cost of shares redeemed                         (110,703,180)        (54,637,419)
                                              ----------------    ----------------
  Net increase (decrease) in net assets
    resulting from capital share
    transactions                                   (53,071,137)          3,065,754
                                              ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS                  (35,900,991)         36,044,816
NET ASSETS, BEGINNING OF YEAR                      177,358,671         141,313,855
                                              ----------------    ----------------
NET ASSETS, END OF YEAR                       $    141,457,680    $    177,358,671
                                              ================    ================

SHARE TRANSACTIONS:
  Shares sold                                        3,340,767           3,799,736
  Shares issued on reinvestment of
    distributions                                           --                  --
  Shares redeemed                                   (6,486,300)         (3,604,823)
                                              ----------------    ----------------
  Net increase (decrease) in shares
    outstanding                                     (3,145,533)            194,913
                                              ================    ================

STATEMENTS OF CHANGES IN NET ASSETS

                                                              UBS                                   UBS
                                                     EMERGING MARKETS DEBT               U.S. SECURITIZED MORTGAGE
                                                       RELATIONSHIP FUND                    RELATIONSHIP FUND
                                              -----------------------------------   -----------------------------------
                                                 YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                DECEMBER 31,       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                    2004               2003               2004               2003
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                       $      7,819,059   $     10,707,283   $     34,830,038   $     26,261,528
  Net realized gain (loss)                           8,668,276         20,171,957            711,009            991,988
  Change in net unrealized appreciation
    (depreciation)                                   1,066,542          1,121,197         (5,268,075)        (5,020,260)
                                              ----------------   ----------------   ----------------   ----------------
  Net increase in net assets from operations        17,553,877         32,000,437         30,272,972         22,233,256
                                              ----------------   ----------------   ----------------   ----------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                         10,913,349         29,313,406        315,832,287         48,413,009
  Redemption Fees                                       54,624            146,567                 --                 --
  Cost of shares redeemed                          (43,787,111)       (46,748,130)       (70,873,961)       (32,115,248)
                                              ----------------   ----------------   ----------------   ----------------
  Net increase (decrease) in net assets
    resulting from capital share
    transactions                                   (32,819,138)       (17,288,157)       244,958,326         16,297,761
                                              ----------------   ----------------   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS                  (15,265,261)        14,712,280        275,231,298         38,531,017
NET ASSETS, BEGINNING OF PERIOD                    125,307,874        110,595,594        701,360,603        662,829,586
                                              ----------------   ----------------   ----------------   ----------------
NET ASSETS, END OF PERIOD                     $    110,042,613   $    125,307,874   $    976,591,901   $    701,360,603
                                              ================   ================   ================   ================

SHARE TRANSACTIONS:
  Shares sold                                          245,389            751,432         27,441,693          4,319,928
  Shares redeemed                                     (971,740)        (1,141,786)        (6,170,906)        (2,908,047)
                                              ----------------   ----------------   ----------------   ----------------
  Net increase (decrease) in shares
    outstanding                                       (726,351)          (390,354)        21,270,787          1,411,881
                                              ================   ================   ================   ================

  * For the period September 15, 2003 (commencement of investment operations) to December 31, 2003.
  **   The Fund recommenced investment operations on April 5, 2004.

                 See accompanying notes to financial statements.

                                                              UBS                                   UBS
                                                        CORPORATE BOND                    OPPORTUNISTIC HIGH YIELD
                                                       RELATIONSHIP FUND                     RELATIONSHIP FUND
                                              -----------------------------------   -----------------------------------
                                                 YEAR ENDED        PERIOD ENDED        YEAR ENDED         YEAR ENDED
                                                DECEMBER 31,       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                    2004               2003*             2004**              2003
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                       $     13,223,554   $      3,271,926   $      3,010,289   $      1,605,207
  Net realized gain (loss)                           2,132,009             18,073           (540,747)         2,885,904
  Change in net unrealized appreciation
    (depreciation)                                   1,572,949          4,328,578            889,849            395,350
                                              ----------------   ----------------   ----------------   ----------------
  Net increase in net assets from
    operations                                      16,928,512          7,618,577          3,359,391          4,886,461
                                              ----------------   ----------------   ----------------   ----------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                         99,733,000        243,987,363         63,833,700          8,735,178
  Redemption Fees                                           --                 --                 --                 --
  Cost of shares redeemed                          (76,978,000)        (1,507,200)            (9,455)       (61,019,519)
                                              ----------------   ----------------   ----------------   ----------------
  Net increase (decrease) in net assets
    resulting from capital share
    transactions                                    22,755,000        242,480,163         63,824,245        (52,284,341)
                                              ----------------   ----------------   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS                   39,683,512        250,098,740         67,183,636        (47,397,880)
NET ASSETS, BEGINNING OF PERIOD                    250,098,740                 --                 11         47,397,891
                                              ----------------   ----------------   ----------------   ----------------
NET ASSETS, END OF PERIOD                     $    289,782,252   $    250,098,740   $     67,183,647   $             11
                                              ================   ================   ================   ================

SHARE TRANSACTIONS:
  Shares sold                                        9,494,813         24,370,143          5,746,026            831,054
  Shares redeemed                                   (7,259,805)          (147,877)              (868)        (5,512,029)
                                              ----------------   ----------------   ----------------   ----------------
  Net increase (decrease) in shares
    outstanding                                      2,235,008         24,222,266          5,745,158         (4,680,975)
                                              ================   ================   ================   ================

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each year presented.

                                                                                   YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------------
UBS GLOBAL SECURITIES RELATIONSHIP FUND                       2004           2003           2002           2001           2000
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $    23.7133   $    18.2484   $    18.6799   $    18.0599   $    16.8271
                                                          ------------   ------------   ------------   ------------   ------------
Income (loss) from investment operations:
  Net investment income                                         0.5572*        0.4388*        0.3954*        0.4154*        0.4900*
  Net realized and unrealized gain (loss)                       3.0641         5.0261        (0.8269)        0.2046         0.7428
                                                          ------------   ------------   ------------   ------------   ------------
    Total income (loss) from investment operations              3.6213         5.4649        (0.4315)        0.6200         1.2328
                                                          ------------   ------------   ------------   ------------   ------------
Net asset value, end of year                              $    27.3346   $    23.7133   $    18.2484   $    18.6799   $    18.0599
                                                          ============   ============   ============   ============   ============
Total return@                                                    15.27%         29.95%         (2.31)%         3.42%          7.33%
Ratios / Supplemental data:
  Net assets, end of year (in 000's)                      $  1,259,899   $    952,538   $    660,951   $    551,532   $    485,602
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings credit            0.0875%        0.0880%          0.08%          0.05%          0.05%
    After expense reimbursement and earnings credit             0.0875%        0.0875%          0.07%          0.05%          0.05%
  Ratio of net investment income to average net assets:
    Before expense reimbursement and earnings credit              2.26%          2.16%          2.14%          2.30%          2.93%
    After expense reimbursement and earnings credit               2.26%          2.16%          2.15%          2.30%          2.93%
  Portfolio turnover rate                                           71%            67%           100%            91%            62%

                                                                                  YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------------
UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND                   2004           2003           2002           2001           2000
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $    14.2420   $    10.8884   $    12.8484   $    12.4626   $    11.9159
                                                          ------------   ------------   ------------   ------------   ------------
Income (loss) from investment operations:
  Net investment income                                         0.2845*        0.2126*        0.2085*        0.1913*        1.2318
  Net realized and unrealized gain (loss)                       1.7899         3.1410        (2.1685)        0.1945        (0.6851)
                                                          ------------   ------------   ------------   ------------   ------------
    Total income (loss) from investment operations              2.0744         3.3536        (1.9600)        0.3858         0.5467
                                                          ------------   ------------   ------------   ------------   ------------
Net asset value, end of year                              $    16.3164   $    14.2420   $    10.8884   $    12.8484   $    12.4626
                                                          ============   ============   ============   ============   ============
Total return@                                                    14.57%         30.80%        (15.26)%         3.10%          4.59%
Ratios / Supplemental data:
  Net assets, end of year (in 000's)                      $    111,397   $     65,756   $     49,905   $     49,512   $     66,512
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings credit            0.1236%        0.1231%          0.09%          0.05%          0.03%
    After expense reimbursement and earnings credit             0.0475%        0.0475%          0.03%          0.01%          0.01%
  Ratio of net investment income to average net assets:
    Before expense reimbursement and earnings credit              1.86%          1.76%          1.70%          1.50%          1.71%
    After expense reimbursement and earnings credit               1.94%          1.84%          1.76%          1.54%          1.73%
  Portfolio turnover rate                                           52%            46%            45%            45%            72%

* The net investment income per share data was determined by using average shares outstanding throughout the year.

@ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                 See accompanying notes to financial statements.

The table below sets forth financial data for one share of capital stock outstanding throughout each year presented.

                                                                                  YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------------
UBS LARGE CAP SELECT EQUITY RELATIONSHIP FUND                 2004           2003           2002           2001           2000
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $     9.1924   $     7.1106   $     8.4750   $     8.4771   $     8.1963
                                                          ------------   ------------   ------------   ------------   ------------
Income (loss) from investment operations:
  Net investment income                                         0.1989*        0.1560*        0.1443         0.1431         0.1829
  Net realized and unrealized gain (loss)                       1.1633         1.9258        (1.5087)       (0.1452)        0.0979
                                                          ------------   ------------   ------------   ------------   ------------
    Total income (loss) from investment operations              1.3622         2.0818        (1.3644)       (0.0021)        0.2808
                                                          ------------   ------------   ------------   ------------   ------------
Net asset value, end of year                              $    10.5546   $     9.1924   $     7.1106   $     8.4750   $     8.4771
                                                          ============   ============   ============   ============   ============
Total return@                                                    14.82%         29.28%        (16.10)%        (0.02)%         3.43%
Ratios / Supplemental data:
  Net assets, end of year (in 000's)                      $     12,414   $     14,646   $     11,381   $     13,701   $     14,644
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings credit            0.6834%        0.3177%          0.16%          0.13%          0.27%
    After expense reimbursement and earnings credit             0.0475%        0.0475%          0.02%          0.01%          0.01%
  Ratio of net investment income to average net assets:
    Before expense reimbursement and earnings credit              1.45%          1.71%          1.67%          1.43%          1.62%
    After expense reimbursement and earnings credit               2.09%          1.98%          1.81%          1.55%          1.88%
  Portfolio turnover rate                                           35%            26%            41%            50%            67%

                                                                                  YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------------
UBS U.S. LARGE CAP VALUE EQUITY RELATIONSHIP FUND             2004           2003           2002           2001           2000
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $    14.1723   $    10.7950   $    12.6885   $    12.2579   $    10.4550
                                                          ------------   ------------   ------------   ------------   ------------
Income (loss) from investment operations:
  Net investment income                                         0.3054*        0.2736*        0.3804         0.2155         0.2834
  Net realized and unrealized gain (loss)                       1.8221         3.1037        (2.2739)        0.2151         1.5195
                                                          ------------   ------------   ------------   ------------   ------------
    Total income (loss) from investment operations              2.1275         3.3773        (1.8935)        0.4306         1.8029
                                                          ------------   ------------   ------------   ------------   ------------
Net asset value, end of year                              $    16.2998   $    14.1723   $    10.7950   $    12.6885   $    12.2579
                                                          ============   ============   ============   ============   ============
Total return@                                                    15.01%         31.29%        (14.92)%         3.51%         17.24%
Ratios / Supplemental data:
  Net assets, end of year (in 000's)                      $    110,090   $    108,536   $     91,019   $    120,409   $    114,083
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings credit            0.1222%        0.0847%          0.06%          0.02%          0.04%
    After expense reimbursement and earnings credit             0.0475%        0.0475%          0.03%          0.01%          0.01%
  Ratio of net investment income to average net assets:
    Before expense reimbursement and earnings credit              2.00%          2.26%          2.16%          1.92%          2.43%
    After expense reimbursement and earnings credit               2.07%          2.30%          2.19%          1.93%          2.46%
  Portfolio turnover rate                                           42%            26%            33%            48%            75%

* The net investment income per share data was determined by using average shares outstanding throughout the year.

@ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                 See accompanying notes to financial statements.

The table below sets forth financial data for one share of capital stock outstanding throughout each year presented.

                                                                                  YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------------
UBS SMALL CAP EQUITY RELATIONSHIP FUND                        2004           2003           2002           2001           2000
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $    32.9924   $    23.9103   $    24.9640   $    21.3920   $    19.4892
                                                          ------------   ------------   ------------   ------------   ------------
Income (loss) from investment operations:
  Net investment income                                         0.4745*        0.4642*        1.9606         0.3903*        1.3404
  Net realized and unrealized gain (loss)                       5.8355         8.6179        (3.0143)        3.1817         0.5624
                                                          ------------   ------------   ------------   ------------   ------------
    Total income (loss) from investment operations              6.3100         9.0821        (1.0537)        3.5720         1.9028
                                                          ------------   ------------   ------------   ------------   ------------
Net asset value, end of year                              $    39.3024   $    32.9924   $    23.9103   $    24.9640   $    21.3920
                                                          ============   ============   ============   ============   ============
Total return@                                                    19.13%         37.98%         (4.22)%        16.70%          9.76%
Ratios / Supplemental data:
  Net assets, end of year (in 000's)                      $    349,900   $    287,971   $    136,446   $    174,710   $    361,797
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings credit            0.0705%        0.0682%          0.05%          0.02%          0.02%
    After expense reimbursement and earnings credit             0.0375%        0.0375%          0.02%          0.00%          0.00%
  Ratio of net investment income to average net assets:
    Before expense reimbursement and earnings credit              1.33%          1.65%          1.60%          1.67%          1.86%
    After expense reimbursement and earnings credit               1.36%          1.68%          1.63%          1.69%          1.88%
  Portfolio turnover rate                                           58%            62%            82%            76%            60%

                                                                                  YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------------
UBS INTERNATIONAL EQUITY RELATIONSHIP FUND                    2004           2003           2002           2001           2000
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $    11.9125   $     8.9083   $    10.0597   $    11.6827   $    12.5008
                                                          ------------   ------------   ------------   ------------   ------------
Income (loss) from investment operations:
  Net investment income                                         0.2902*        0.2351*        0.1993*        0.2256         0.3289
  Net realized and unrealized gain (loss)                       1.9117         2.7691        (1.3507)       (1.8486)       (1.1470)
                                                          ------------   ------------   ------------   ------------   ------------
    Total income (loss) from investment operations              2.2019         3.0042        (1.1514)       (1.6230)       (0.8181)
                                                          ------------   ------------   ------------   ------------   ------------
Net asset value, end of year                              $    14.1144   $    11.9125   $     8.9083   $    10.0597   $    11.6827
                                                          ============   ============   ============   ============   ============
Total return@                                                    18.48%         33.72%        (11.45)%       (13.89)%        (6.54)%
Ratios / Supplemental data:
  Net assets, end of year (in 000's)                      $     96,527   $     95,947   $     80,544   $     62,609   $     75,227
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings credit            0.1925%        0.1754%          0.13%          0.10%          0.11%
    After expense reimbursement and earnings credit             0.0900%        0.0900%          0.08%          0.06%          0.06%
  Ratio of net investment income to average net assets:
    Before expense reimbursement and earnings credit              2.24%          2.35%          2.09%          2.04%          1.64%
    After expense reimbursement and earnings credit               2.34%          2.44%          2.14%          2.08%          1.69%
  Portfolio turnover rate                                           44%            46%            51%            85%            63%

* The net investment income per share data was determined by using average shares outstanding throughout the year.

@ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                 See accompanying notes to financial statements.

The table below sets forth financial data for one share of capital stock outstanding throughout each year presented.

                                                                                  YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------------
UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND                 2004           2003           2002           2001           2000
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $    12.3568   $     7.9516   $     8.2645   $     8.2869   $    11.6039
                                                          ------------   ------------   ------------   ------------   ------------
Income (loss) from investment operations:
  Net investment income                                         0.2802*        0.2196*        0.1275*        0.1770         0.4255
  Net realized and unrealized gain (loss)                       3.1578         4.1119        (0.4404)       (0.1994)       (3.7425)
                                                          ------------   ------------   ------------   ------------   ------------
    Total income (loss) from investment operations              3.4380         4.3315        (0.3129)       (0.0224)       (3.3170)
                                                          ------------   ------------   ------------   ------------   ------------
  Redemption fees                                               0.0652         0.0737             --             --             --
                                                          ------------   ------------   ------------   ------------   ------------
Net asset value, end of year                              $    15.8600   $    12.3568   $     7.9516   $     8.2645   $     8.2869
                                                          ============   ============   ============   ============   ============
Total return@                                                    28.35%         55.40%         (3.79)%        (0.27)%       (28.59)%
Ratios / Supplemental data:
  Net assets, end of year (in 000's)                      $    653,601   $    372,034   $    208,990   $    260,670   $    265,557
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings credit            0.3263%        0.4500%          0.42%          0.40%          0.49%
    After expense reimbursement and earnings credit             0.3263%        0.4500%          0.42%          0.40%          0.48%
  Ratio of net investment income to average net assets:
    Before expense reimbursement and earnings credit              2.11%          2.28%          1.51%          1.93%          1.36%
    After expense reimbursement and earnings credit               2.11%          2.28%          1.51%          1.93%          1.37%
  Portfolio turnover rate                                           45%            62%            61%            61%            67%

                                                                                  YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------------
UBS U.S. CASH MANAGEMENT PRIME RELATIONSHIP FUND              2004           2003           2002           2001           2000
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $     1.0000   $     1.0000   $     1.0000   $     1.0000   $     1.0000
                                                          ------------   ------------   ------------   ------------   ------------
Income (loss) from investment operations:
  Net investment income                                         0.0140         0.0126         0.0185         0.0413         0.0645
Distributions:
  Net investment income                                        (0.0140)       (0.0126)       (0.0185)       (0.0413)       (0.0645)
                                                          ------------   ------------   ------------   ------------   ------------
Net asset value, end of year                              $     1.0000   $     1.0000   $     1.0000   $     1.0000   $     1.0000
                                                          ============   ============   ============   ============   ============
Total return@                                                     1.41%          1.23%          1.87%          4.21%          6.69%
Ratios / Supplemental data:
  Net assets, end of year (in 000's)                      $    540,178   $    247,719   $    572,043   $    791,332   $    657,327
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings credit            0.0334%        0.0200%          0.02%          0.01%          0.01%
    After expense reimbursement and earnings credit             0.0100%        0.0100%          0.01%          0.01%          0.01%
  Ratio of net investment income to average net assets:
    Before expense reimbursement and earnings credit              1.50%          1.25%          1.85%          4.27%          6.49%
    After expense reimbursement and earnings credit               1.52%          1.26%          1.86%          4.27%          6.49%

* The net investment income per share data was determined by using average shares outstanding throughout the year.

@ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                 See accompanying notes to financial statements.

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                                                                      PERIOD ENDED
                                                                             YEAR ENDED DECEMBER 31,                  DECEMBER 31,
                                                          ---------------------------------------------------------   ------------
UBS U.S. BOND RELATIONSHIP FUND                               2004           2003           2002           2001           2000**
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $    13.6737   $    13.0522   $    11.8512   $    10.8829   $    10.0000
                                                          ------------   ------------   ------------   ------------   ------------
Income from investment operations:
  Net investment income                                         0.6141*        0.6022*        0.6547*        0.8146         0.1842
  Net realized and unrealized gain                              0.0266         0.0193         0.5463         0.1537         0.6987
                                                          ------------   ------------   ------------   ------------   ------------
    Total income from investment operations                     0.6407         0.6215         1.2010         0.9683         0.8829
                                                          ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                            $    14.3144   $    13.6737   $    13.0522   $    11.8512   $    10.8829
                                                          ============   ============   ============   ============   ============
Total return@                                                     4.69%          4.76%         10.13%          8.90%          8.83%
Ratios / Supplemental data:
  Net assets, end of period (in 000's)                    $     96,611   $     86,070   $     78,599   $     36,154   $     43,890
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings credit            0.1535%        0.1119%          0.09%          0.07%          0.20%+
    After expense reimbursement and earnings credit             0.0475%        0.0475%          0.03%          0.01%          0.01%+
  Ratio of net investment income to average net assets:
    Before expense reimbursement and earnings credit              4.29%          4.44%          5.18%          6.30%          6.60%+
    After expense reimbursement and earnings credit               4.40%          4.50%          5.24%          6.36%          6.79%+
  Portfolio turnover rate                                          182%           144%           173%           204%           231%

                                                                                  YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------------
UBS HIGH YIELD RELATIONSHIP FUND                              2004           2003           2002           2001           2000
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $    16.6064   $    13.4775   $    13.6963   $    13.2292   $    13.7659
                                                          ------------   ------------   ------------   ------------   ------------
Income (loss) from investment operations:
  Net investment income                                         1.5397*        1.4440*        1.3443*        1.4440*        1.1583
  Net realized and unrealized gain (loss)                       0.6284         1.6849        (1.5631)       (0.9769)       (1.6950)
                                                          ------------   ------------   ------------   ------------   ------------
    Total income (loss) from investment operations              2.1681         3.1289        (0.2188)        0.4671        (0.5367)
                                                          ------------   ------------   ------------   ------------   ------------
Net asset value, end of year                              $    18.7745   $    16.6064   $    13.4775   $    13.6963   $    13.2292
                                                          ============   ============   ============   ============   ============
Total return@                                                    13.06%         23.22%         (1.60)%         3.53%         (3.90)%
Ratios / Supplemental data:
  Net assets, end of year (in 000's)                      $    141,458   $    177,359   $    141,314   $    231,984   $    313,921
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings credit            0.1117%        0.0729%          0.04%          0.02%          0.01%
    After expense reimbursement and earnings credit             0.0375%        0.0375%          0.01%          0.00%          0.00%
  Ratio of net investment income to average net assets:
    Before expense reimbursement and earnings credit              8.81%          9.57%          9.98%         10.51%         10.39%
    After expense reimbursement and earnings credit               8.88%          9.61%         10.01%         10.53%         10.40%
  Portfolio turnover rate                                          109%            94%            72%            59%            65%

* The net investment income per share data was determined by using average shares outstanding throughout the year.
**   The Fund commenced operations on April 28, 2000.
@ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
+    Annualized.

                 See accompanying notes to financial statements.

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                                  YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------------
UBS EMERGING MARKETS DEBT RELATIONSHIP FUND                   2004           2003           2002           2001           2000
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $    43.3907   $    33.7362   $    29.9417   $    27.0205   $    23.0957
                                                          ------------   ------------   ------------   ------------   ------------
Income from investment operations:
  Net investment income                                         3.3314*        3.1991*        3.3450*        3.9816*        2.7100*
  Net realized and unrealized gain (loss)                       4.1638         6.4116         0.4495        (1.0604)        1.2148
                                                          ------------   ------------   ------------   ------------   ------------
    Total income from investment operations                     7.4952         9.6107         3.7945         2.9212         3.9248
                                                          ------------   ------------   ------------   ------------   ------------
  Redemption fees                                               0.0233         0.0438             --             --             --
                                                          ------------   ------------   ------------   ------------   ------------
Net asset value, end of year                              $    50.9092   $    43.3907   $    33.7362   $    29.9417   $    27.0205
                                                          ============   ============   ============   ============   ============
Total return@                                                    17.33%         28.62%         12.67%         10.81%         16.99%
Ratios / Supplemental data:
  Net assets, end of year (in 000's)                      $    110,043   $    125,308   $    110,596   $    141,545   $    176,181
  Ratio of expenses to average net assets:
    Expense reimbursement and earnings credit                   0.1755%        0.2300%          0.22%          0.15%          0.14%
  Ratio of net investment income to average net assets:
    Expense reimbursement and earnings credit                     7.32%          8.13%         10.61%         12.09%         10.93%
  Portfolio turnover rate                                          141%           146%           106%           163%           112%

                                                                                                                         PERIOD
                                                                                                                         ENDED
                                                                                    YEAR ENDED DECEMBER 31,           DECEMBER 31,
                                                                         ------------------------------------------   ------------
UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND                              2004           2003           2002          2001**
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $    11.3193   $    10.9469   $    10.0625   $    10.0000
                                                                         ------------   ------------   ------------   ------------
Income from investment operations:
  Net investment income                                                        0.4750*        0.4435*        0.5202         0.1479
  Net realized and unrealized gain (loss)                                     (0.0610)       (0.0711)        0.3642        (0.0854)
                                                                         ------------   ------------   ------------   ------------
    Total income from investment operations                                    0.4140         0.3724         0.8844         0.0625
                                                                         ------------   ------------   ------------   ------------
Net asset value, end of period                                           $    11.7333   $    11.3193   $    10.9469   $    10.0625
                                                                         ============   ============   ============   ============
Total return@                                                                    3.66%          3.40%          8.79%          0.63%
Ratios / Supplemental data:
  Net assets, end of period (in 000's)                                   $    976,592   $    701,361   $    662,830   $    509,099
  Ratio of expenses to average net assets:
    Expense reimbursement and earnings credit                                  0.1277%        0.0600%          0.03%          0.10%+
  Ratio of net investment income to average net assets:
    Expense reimbursement and earnings credit                                    4.13%          3.99%          5.39%          5.64%+
  Portfolio turnover rate                                                          69%            72%            67%            12%

* The net investment income per share data was determined by using average shares outstanding throughout the year.
**   The Fund commenced operations on September 26, 2001.
@ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
+    Annualized.

                 See accompanying notes to financial statements.

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                                       YEAR ENDED     PERIOD ENDED
                                                                                      DECEMBER 31,    DECEMBER 31,
UBS CORPORATE BOND RELATIONSHIP FUND                                                      2004           2003**
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                  $    10.3252    $    10.0000
                                                                                      ------------    ------------
Income from investment operations:
  Net investment income                                                                     0.5067*         0.1397*
  Net realized and unrealized gain                                                          0.1209          0.1855
                                                                                      ------------    ------------
    Total income from investment operations                                                 0.6276          0.3252
                                                                                      ------------    ------------
Net asset value, end of period                                                        $    10.9528    $    10.3252
                                                                                      ============    ============
Total return@                                                                                 6.08%           3.25%
Ratios / Supplemental data:
  Net assets, end of period (in 000's)                                                $    289,782    $    250,099
    Ratio of expenses to average net assets:
    Before expense reimbursement and earnings credit                                        0.1000%         0.0798%+
    After expense reimbursement and earnings credit                                         0.1000%         0.0798%+
  Ratio of net investment income to average net assets:
    Before expense reimbursement and earnings credit                                          4.80%           4.64%+
    After expense reimbursement and earnings credit                                           4.80%           4.64%+
  Portfolio turnover rate                                                                       45%              4%

                                                                              YEAR ENDED
                                                                             DECEMBER 31,             PERIOD ENDED
                                                                    ------------------------------    DECEMBER 31,
UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND                          2004              2003           2002***
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $    10.9244      $    10.1256    $    10.0000
                                                                    ------------      ------------    ------------
Income (loss) from investment operations:
  Net investment income                                                   0.9596*           0.3429          0.2721*
  Net realized and unrealized gain (loss)                                (0.1900)           0.4559         (0.1465)
                                                                    ------------      ------------    ------------
    Total income (loss) from investment operations                        0.7696            0.7988          0.1256
                                                                    ------------      ------------    ------------
Net asset value, end of period                                      $    11.6940      $    10.9244    $    10.1256
                                                                    ============      ============    ============
Total return@                                                               7.04%#            7.89%           1.26%
Ratios / Supplemental data:
  Net assets, end of period (in 000's)                              $     67,184      $         --^   $     47,398
  Ratio of expenses to average net assets:
    Before expense reimbursement and earnings credit                      0.1370%+          0.1520%           1.28%+
    After expense reimbursement and earnings credit                       0.1370%+          0.1375%           0.14%+
  Ratio of net investment income to average net assets:
    Before expense reimbursement and earnings credit                        8.59%+            9.41%           7.10%+
    After expense reimbursement and earnings credit                         8.59%+            9.42%           8.24%+
  Portfolio turnover rate                                                     22%               84%             20%

* The net investment income per share data was determined by using average shares outstanding throughout the period.
** For the period September 15, 2003 (commencement of investment operations) to December 31, 2003.
*** For the period September 4, 2002 (commencement of investment operations) to December 31, 2002.
@ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
^    Net assets are less than $1,000.
+    Annualized
# Inception date of UBS Opportunistic High Yield Relationship Fund is September 4, 2002.

                 See accompanying notes to financial statements.

UBS Relationship Funds -- Notes To Financial Statements

1.   SIGNIFICANT ACCOUNTING POLICIES

UBS Relationship Funds (the "Trust") is an open-end, management investment company registered under the Investment Company Act of 1940, as amended. The Trust currently offers shares of multiple series representing separate portfolios of investments, each of which is non-diversified except for UBS U.S. Cash Management Prime Relationship Fund which is diversified. The fourteen series covered by this report are: UBS Global Securities Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS Large Cap Select Equity Relationship Fund, UBS U.S. Large Cap Value Equity Relationship Fund, UBS Small Cap Equity Relationship Fund, UBS International Equity Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS U.S. Cash Management Prime Relationship Fund, UBS U.S. Bond Relationship Fund, UBS High Yield Relationship Fund, UBS Emerging Markets Debt Relationship Fund, UBS U.S. Securitized Mortgage Relationship Fund, UBS Corporate Bond Relationship Fund and UBS Opportunistic High Yield Relationship Fund (each a "Fund," and collectively, the "Funds"). The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

In the normal course of business the Funds enter into contracts that contain a variety of representations that provide general indemnification. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

As of February 2004, the Board of Trustees approved the name changes for the UBS U.S. Equity Relationship Fund to UBS U.S. Large Cap Equity Relationship Fund; UBS U.S. Large Cap Equity Relationship Fund to UBS Large Cap Select Equity Relationship Fund; UBS U.S. Value Equity Relationship Fund to UBS U.S. Large Cap Value Equity Fund and UBS U.S. Small Cap Equity Relationship Fund to UBS Small Cap Equity Relationship Fund.

The Trust issues its beneficial interests only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended ("Securities Act").

Only "accredited investors", as defined in Regulation D under the Securities Act, may invest in the Funds. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations.

A. INVESTMENT VALUATION: Each Fund calculates its net asset value based on the current market value for its portfolio securities. The Funds normally obtain market values for their securities from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ official closing price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the investment manager and administrator of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an international diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. Investments in affiliated investment companies are valued at the daily closing net asset value of the respective investment company. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Factors that are considered in making this determination include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities; and the evaluation of forces which influence the market in which the securities are purchased and sold.

Securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund's NAV. However, funds may determine that such developments are so significant that they will materially affect the value of the Fund's securities. The Fund may adjust the previous closing prices to reflect what the Board of Trustees believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Short-term obligations with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

B. FOREIGN CURRENCY TRANSLATION: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the WM/Reuters closing spot rates as of 4:00 p.m. London time. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts and income receipts are translated at the prevailing exchange rate on the date of each transaction. Realized and unrealized foreign exchange gains or losses on investments are included as a component of net realized and unrealized gain or loss on investments and foreign currency contracts in the Statements of Operations.

C. INVESTMENT TRANSACTIONS: Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment and foreign exchange transactions are determined on an identified cost basis.

D. INVESTMENT INCOME: Interest income, which includes amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as the information becomes available. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

E. DISTRIBUTIONS: With the exception of UBS U.S. Cash Management Prime Relationship Fund, none of the Funds currently intend to declare and pay dividends. For UBS U.S. Cash Management Prime Relationship Fund, dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are distributed to shareholders annually or more frequently to maintain a net asset value of $1.00 per share. There is no assurance that UBS U.S. Cash Management Prime Relationship Fund will be able to maintain a net asset value of $1.00 per share.

F. CONCENTRATION OF RISK: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invests.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

G. FEDERAL INCOME TAXES: The Trust has received rulings from the Internal Revenue Service that each Fund will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Funds because taxable income

(loss) of each Fund is included in the income tax returns of the investors. For tax purposes, each component of the Funds' net assets are reported at the investor level; therefore, the Statements of Assets and Liabilities do not present the components of net assets.

H. PARTNERSHIP ALLOCATIONS: For federal income tax purposes, an investor's distributive share of each item of a Fund's income, gain, loss, deduction and credit will be determined by the Amended and Restated Agreement and Declaration of Trust (the "Trust Agreement") so long as the allocation has "substantial economic effect" within the meaning of the Internal Revenue Code (the "Code")
Section 704 and the regulations thereunder. The Trust has received rulings from the Internal Revenue Service that its allocation method has substantial economic effect.

I. USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES
UBS Global Asset Management (Americas) Inc. (the "Advisor"), a registered investment advisor, manages the assets of the Trust pursuant to an Investment Advisory Agreement with the Trust (the "Advisory Agreement"). The Advisor does not receive any compensation under the Advisory Agreement for providing investment advisory services. The Advisor has agreed to reimburse the following Funds to the extent that total operating expenses exceed the following percentage of average daily net assets:

UBS Global Securities Relationship Fund                                   0.0875%
UBS U.S. Large Cap Equity Relationship Fund                               0.0475
UBS Large Cap Select Equity Relationship Fund                             0.0475
UBS U.S. Large Cap Value Equity Relationship Fund                         0.0475
UBS Small Cap Equity Relationship Fund                                    0.0375
UBS International Equity Relationship Fund                                0.0900
UBS Emerging Markets Equity Relationship Fund                             0.5000
UBS U.S. Cash Management Prime Relationship Fund                          0.0100
UBS U.S. Bond Relationship Fund                                           0.0475
UBS High Yield Relationship Fund                                          0.0375
UBS Emerging Markets Debt Relationship Fund                               0.5000
UBS U.S. Securitized Mortgage Relationship Fund                           0.1375
UBS Corporate Bond Relationship Fund                                      0.1000
UBS Opportunistic High Yield Relationship Fund                            0.1375

At December 31, 2004, the Advisor owed certain Funds for expense reimbursements as follows:

UBS U.S. Large Cap Equity Relationship Fund                             $ 27,632
UBS Large Cap Select Equity Relationship Fund                             31,173
UBS U.S. Large Cap Value Equity Relationship Fund                         32,267
UBS Small Cap Equity Relationship Fund                                    41,116
UBS International Equity Relationship Fund                                36,976
UBS U.S. Cash Management Prime Relationship Fund                          33,520
UBS U.S. Bond Relationship Fund                                           31,681
UBS High Yield Relationship Fund                                          44,594

During the year ended December 31, 2004, the Advisor paid certain Funds for expense reimbursements as follows:

UBS U.S. Large Cap Equity Relationship Fund                             $ 43,304
UBS Large Cap Select Equity Relationship Fund                             41,985
UBS U.S. Large Cap Value Equity Relationship Fund                         46,125
UBS Small Cap Equity Relationship Fund                                    63,356
UBS International Equity Relationship Fund                                54,274
UBS U.S. Cash Management Prime Relationship Fund                          43,031
UBS U.S. Bond Relationship Fund                                           46,023
UBS High Yield Relationship Fund                                          63,907

Each Fund pays an administration fee to J.P. Morgan Investor Services Co., that is computed daily and paid monthly at an annual of 0.075% of daily net assets of such Fund. This additional fee can only be charged up to the extent it does not cause a Fund to exceed its expense cap.

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. These investments, including investments of cash collateral for securities loaned, represented 17.88% of UBS Global Securities Relationship Fund's total net assets at December 31, 2004. Amounts relating to those investments for the year ended December 31, 2004 are summarized as follows:

                                                                                                        NET
                                                                                                     UNREALIZED
                                                                      SALES        NET REALIZED    APPRECIATION/
AFFILIATES                                        PURCHASES         PROCEEDS           GAIN        (DEPRECIATION)        VALUE
----------                                      --------------   --------------   --------------   --------------   --------------
UBS Small Cap Equity Relationship Fund          $   14,500,000   $   10,000,000   $    5,834,527   $       66,309   $   38,007,919
UBS Emerging Markets Equity Relationship Fund       23,000,000        6,000,000        1,550,498       22,183,006      100,006,772
UBS Supplementary Trust U.S. Cash
    Management Prime Fund                          550,810,262      548,688,842               --               --       76,103,050
UBS High Yield Relationship Fund                            --       18,500,000        3,798,914       (2,074,782)      10,984,337
UBS Emerging Markets Debt Relationship Fund                 --        9,173,124        2,989,882       (2,899,256)              --
                                                --------------   --------------   --------------   --------------   --------------
                                                $  588,310,262   $  592,361,966   $   14,173,821   $   17,275,277   $  225,102,078
                                                ==============   ==============   ==============   ==============   ==============

The following Funds invest in shares of UBS Supplementary Trust U.S. Cash Management Prime Fund ("Supplementary Trust"). The Supplementary Trust is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. Supplementary Trust pays no management fees to the Advisor. Distributions from Supplementary Trust are reflected as affiliated interest income on the Statements of Operations. Amounts relating to those investments at December 31, 2004 and for the year then ended are summarized as follows:

                                                                                                                        % OF
                                                                     SALES           INTEREST                            NET
FUND                                               PURCHASES       PROCEEDS           INCOME            VALUE           ASSETS
----                                            --------------   --------------   --------------   --------------   --------------
UBS Global Securities Relationship Fund         $  550,810,262   $  548,688,842   $    1,064,517   $   76,103,050             6.05%
UBS U.S. Large Cap Equity Relationship Fund         31,766,521       28,308,294           37,531        5,107,195             4.58
UBS Large Cap Select Equity
    Relationship Fund                                2,152,669        1,935,154            4,817          474,813             3.82
UBS U.S. Large Cap Value Equity
    Relationship Fund                               18,894,986       21,698,703           29,105        1,287,919             1.17
UBS Small Cap Equity Relationship Fund              95,191,786      104,108,257          164,462       13,044,308             3.73
UBS International Equity Relationship Fund          10,098,473        9,443,394            4,010          748,619             0.77
UBS Emerging Markets Equity
    Relationship Fund                              173,373,244      165,393,110           67,288       10,440,185             1.60

                                                                                                                        % OF
                                                                     SALES           INTEREST                            NET
FUND                                               PURCHASES       PROCEEDS           INCOME            VALUE           ASSETS
----                                            --------------   --------------   --------------   --------------   --------------
UBS U.S. Cash Management Prime
    Relationship Fund                            1,356,223,970    1,063,766,623        4,997,569      540,239,636           100.01
UBS U.S. Bond Relationship Fund                     41,659,649       36,285,614           41,445        7,994,708             8.28
UBS High Yield Relationship Fund                   149,474,384      151,229,197           71,076        3,286,758             2.32
UBS Emerging Markets Debt Relationship Fund         57,902,270       60,424,802           48,949        2,996,792             2.72
UBS U.S. Securitized Mortgage
    Relationship Fund                              629,982,079      625,973,084          461,832       41,809,009             4.28
UBS Corporate Bond Relationship Fund                69,864,391       68,714,104           45,786        4,759,602             1.64
UBS Opportunistic High Yield
    Relationship Fund                               36,433,168       35,977,019           12,840          456,149             0.69

The following Funds have incurred brokerage commissions with an affiliated broker-dealer. Amounts relating to those transactions for the year ended December 31, 2004, were as follows:

FUND                                                                                             UBS SECURITIES LLC
----                                                                                             ------------------
UBS Global Securities Relationship Fund                                                          $           55,194
UBS U.S. Large Cap Equity Relationship Fund                                                                   9,371
UBS Large Cap Select Equity Relationship Fund                                                                 3,212
UBS U.S. Large Cap Value Equity Relationship Fund                                                            10,011
UBS International Equity Relationship Fund                                                                    2,669

3.   INVESTMENT TRANSACTIONS
Investment transactions for the year ended December 31, 2004, excluding short-term investments, were as follows:

                                                                                                              SALES
FUND                                                                                      PURCHASES          PROCEEDS
----                                                                                   --------------    --------------
UBS Global Securities Relationship Fund                                                $  862,950,653    $  699,066,796
UBS U.S. Large Cap Equity Relationship Fund                                                77,616,761        47,210,656
UBS Large Cap Select Equity Relationship Fund                                               3,936,941         7,782,061
UBS U.S. Large Cap Value Equity Relationship Fund                                          42,046,996        52,535,818
UBS Small Cap Equity Relationship Fund                                                    193,911,647       176,728,667
UBS International Equity Relationship Fund                                                 38,055,422        51,272,488
UBS Emerging Markets Equity Relationship Fund                                             352,213,808       223,729,156
UBS U.S. Bond Relationship Fund                                                           145,360,941       133,442,748
UBS High Yield Relationship Fund                                                          150,260,148       186,891,506
UBS Emerging Markets Debt Relationship Fund                                               145,498,975       169,551,457
UBS U.S. Securitized Mortgage Relationship Fund                                           874,631,648       571,118,199
UBS Corporate Bond Relationship Fund                                                      156,850,397       122,568,413
UBS Opportunistic High Yield Relationship Fund                                             74,794,460        10,006,255

For the year ended December 31, 2004, purchases and sales of long-term U.S. government securities were as follows:

                                                                                                              SALES
FUND                                                                                      PURCHASES         PROCEEDS
----                                                                                   --------------    --------------
UBS Global Securities Relationship Fund                                                $  283,408,168    $  264,900,881
UBS U.S. Bond Relationship Fund                                                            94,475,261        82,971,492
UBS Corporate Bond Relationship Fund                                                        3,435,996         4,281,620

4.   FORWARD FOREIGN CURRENCY CONTRACTS
Certain Funds may enter into forward foreign currency contracts. During the year ended December 31, 2004, UBS Global Securities Relationship Fund, UBS International Equity Relationship Fund, and UBS Emerging Markets Debt Relationship Fund engaged in portfolio hedging with respect to changes in foreign currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. Forward foreign currency contracts are also used to achieve currency allocation strategies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

Fluctuations in the value of forward foreign currency contracts are recorded daily as net unrealized gains or losses on forward foreign currency contracts. The Funds realize a gain or loss upon settlement of the contracts. The Statements of Operations reflect net realized and net unrealized gains and losses on these contracts. The counterparty to all forward foreign currency contracts during the year ended December 31, 2004, was the Funds' custodian.

Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform on the forward foreign currency contract. The unrealized gain, if any, represents the credit risk to the Funds on a forward foreign currency contract as of December 31, 2004.

5.   FUTURES CONTRACTS
The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such futures contracts to hedge a portion of their portfolio or to equalize cash.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Funds, generally on a daily basis. The variation margin payments are equal to the daily changes in the futures contract value and are recorded as unrealized gains or losses on futures contracts. The Funds recognize a realized gain or loss on futures contracts when the contract is closed or expires. The Statements of Operations reflect net realized and net unrealized gains and losses on these contracts.

Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of underlying securities.

6.   SECURITY LENDING
The Funds may lend portfolio securities up to 33 1/3% of its net assets to qualified broker-dealers or financial institutions. UBS Global Securities Relationship Fund loaned securities to certain brokers, with the Fund's custodian acting as the Fund's lending agent. The Fund earned negotiated lenders' fees, which are included in securities lending revenue in the Statements of Operations. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short-term, interest bearing securities, which are included in the Schedule of Investments. In addition, the UBS Global Securities Relationship Fund received securities as collateral amounting to $40,659,481, which cannot be resold. The Fund monitors the market value of securities loaned on a daily basis and initially requires collateral against the loaned securities in an amount at least equal to 102% of the value of domestic securities loaned and 105% of the value of foreign securities loaned. The value of loaned securities and related collateral outstanding at December 31, 2004, were as follows:

                                                                                         MARKET
                                                                                        VALUE OF
                                                       MARKET          COLLATERAL      INVESTMENTS
                                                      VALUE OF            FOR            OF CASH
                                                       LOANED         SECURITIES       COLLATERAL
                                                     SECURITIES         LOANED          RECEIVED
                                                   --------------    -------------    -------------
UBS Global Securities Relationship Fund            $   78,671,269    $  80,544,250    $  39,884,769
                                                   ==============    =============    =============

Cash collateral is invested in UBS Supplementary Trust U.S. Cash Management Prime Fund, an affiliate.

7. TRANSACTION CHARGES
Investors in UBS Emerging Markets Equity Relationship Fund and UBS Emerging Markets Debt Relationship Fund are subject to a transaction charge equal to 0.75% and 0.50%, respectively, of the Fund's offering price on Fund share purchases. On March 29, 2004, the Board of Trustees approved the reduction of the transaction charge for the UBS Emerging Markets Equity Relationship Fund from 1.50% to 0.75%.

Therefore, the shares of each of these Funds are sold at a price which is equal to the net asset value of such shares, plus a transaction charge. The transaction charge is retained by the Funds and is intended to defray transaction costs associated with the purchase and sale of securities within the Funds. Investors in UBS Emerging Markets Equity Relationship Fund are also subject to a transaction charge equal to 0.75% of the Fund's offering price on Fund share redemptions. Transaction charges received by UBS Emerging Markets Equity Relationship Fund were $2,449,474 and $2,098,452 and UBS Emerging Markets Debt Relationship Fund were $54,624 and $146,567 for the years ended December 31, 2004 and December 31, 2003, respectively, and are included in proceeds from shares sold on the Statements of Changes in Net Assets.

UBS RELATIONSHIP FUNDS -- REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM

The Board of Trustees and Shareholders of
UBS Relationship Funds

We have audited the accompanying statements of assets and liabilities of UBS Relationship Funds (comprising UBS Global Securities Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS Large Cap Select Equity Relationship Fund, UBS U.S. Large Cap Value Equity Relationship Fund, UBS Small Cap Equity Relationship Fund, UBS International Equity Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS U.S. Cash Management Prime Relationship Fund, UBS U.S. Bond Relationship Fund, UBS High Yield Relationship Fund, UBS Emerging Markets Debt Relationship Fund, UBS U.S. Securitized Mortgage Relationship Fund, UBS Corporate Bond Relationship Fund and UBS Opportunistic High Yield Relationship Fund) (collectively the "Funds"), including the schedules of investments, as of December 31, 2004, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the UBS Relationship Funds at December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


New York, New York

February 18, 2005

UBS Relationship Funds -- General Information (Unaudited)

PROXY VOTING POLICIES & PROCEDURES
You may obtain a description of the Fund's proxy voting policies and procedures, and their proxy voting record, without charge, upon request by contacting the Funds directly at 1-800-647-1568, online on the Fund's Web site:
www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's website (http://www.sec.gov).

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE
The Funds will file their complete schedule of investments with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms NQ from the Funds upon request by calling 1-800-647-1568.

SUPPLEMENTAL INFORMATION (UNAUDITED)


BOARD OF TRUSTEES & OFFICERS

The Trust is a Delaware business trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee, and other directorships held by such Trustee.

The Fund's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

NON-INTERESTED TRUSTEES

                                                                              NUMBER OF
                                                                             PORTFOLIOS
                       POSITION                                                IN FUND
                      HELD/TERM/                                               COMPLEX                        OTHER
   NAME, ADDRESS         TIME         PRINCIPAL OCCUPATION(S) DURING         OVERSEEN BY                  DIRECTORSHIPS
      AND AGE          SERVED (1)              PAST 5 YEARS                    TRUSTEE                   HELD BY TRUSTEE
-------------------  -------------  ----------------------------------  ----------------------  ------------------------------------
Walter E. Auch       Trustee        Mr. Auch is retired (since 1986).   Mr. Auch is a trustee   Mr. Auch is a Trustee of Advisors
6001 N. 62nd Place   since 1994                                         of three investment     Series Trust (16 portfolios); Smith
Paradise Valley, AZ                                                     companies (consisting   Barney Fund Complex (27 portfolios);
85253                                                                   of 41 portfolios) for   Nicholas Applegate Institutional
Age: 83                                                                 which UBS Global AM     Funds (19 portfolios).
                                                                        or one of its
                                                                        affiliates serves as
                                                                        investment advisor,
                                                                        sub-advisor or
                                                                        manager.

                                                                              NUMBER OF
                                                                             PORTFOLIOS
                       POSITION                                                IN FUND
                      HELD/TERM/                                               COMPLEX                        OTHER
   NAME, ADDRESS         TIME         PRINCIPAL OCCUPATION(S) DURING         OVERSEEN BY                  DIRECTORSHIPS
      AND AGE          SERVED (1)              PAST 5 YEARS                    TRUSTEE                   HELD BY TRUSTEE
-------------------  -------------  ----------------------------------  ----------------------  ------------------------------------
Frank K. Reilly      Chairman and   Mr. Reilly is a Professor at the    Mr. Reilly is a         Mr. Reilly is a Director of Discover
Mendoza College of   Trustee since  University of Notre Dame since      director or trustee     Bank; Morgan Stanley Trust and FSB.
Business             1994           1982.                               of four investment
University of                                                           companies (consisting
Notre Dame                                                              of 42 portfolios) for
Notre Dame, IN                                                          which UBS Global AM or
46556-5649                                                              one of its affiliates
Age: 69                                                                 serves as investment
                                                                        advisor, sub-advisor
                                                                        or manager.

                                                                              NUMBER OF
                                                                             PORTFOLIOS
                       POSITION                                                IN FUND
                      HELD/TERM/                                               COMPLEX                        OTHER
   NAME, ADDRESS         TIME         PRINCIPAL OCCUPATION(S) DURING         OVERSEEN BY                  DIRECTORSHIPS
      AND AGE          SERVED (1)              PAST 5 YEARS                    TRUSTEE                   HELD BY TRUSTEE
-------------------  -------------  ----------------------------------  ----------------------  ------------------------------------
Edward M. Roob,      Trustee since  Mr. Roob is retired (since 1993).   Mr. Roob is a           Mr. Roob is a Trustee of the AHA
841 Woodbine Lane    1994                                               director or trustee     Investment Funds (4 portfolios).
Northbrook, IL                                                          of four investment
60002                                                                   companies (consisting
Age: 70                                                                 of 42 portfolios) for
                                                                        which UBS Global AM
                                                                        or one of its
                                                                        affiliates serves as
                                                                        investment advisor,
                                                                        sub-advisor or
                                                                        manager.

                                                                              NUMBER OF
                                                                             PORTFOLIOS
                       POSITION                                                IN FUND
                      HELD/TERM/                                               COMPLEX                        OTHER
   NAME, ADDRESS         TIME         PRINCIPAL OCCUPATION(S) DURING         OVERSEEN BY                  DIRECTORSHIPS
      AND AGE          SERVED (1)              PAST 5 YEARS                    TRUSTEE                   HELD BY TRUSTEE
-------------------  -------------  ----------------------------------  ----------------------  ------------------------------------
Adela Cepeda,        Trustee since  Ms. Cepeda is founder and           Ms. Cepeda is a         Ms. Cepeda is a director of Lincoln
A.C. Advisory, Inc.  2004           president of A.C. Advisory, Inc.    director or trustee     National Income Fund, Inc. and
161 No. Clark                       (since 1995).                       of four investment      Lincoln National Convertible
Street, Suite 4975                                                      companies (consisting   Securities Fund (since 1992). She is
Chicago, Illinois                                                       of 42 portfolios) for   also a Director of Amalgamated Bank
60601                                                                   which UBS Global AM     of Chicago (since 2003). She is also
Age: 46                                                                 or one of its           a director of Wyndham International,
                                                                        affiliates serves as    Inc (since 2004).
                                                                        investment advisor,
                                                                        sub-advisor or
                                                                        manager.

J. Mikesell Thomas,  Trustee since  Mr. Thomas is President and CEO     Mr. Thomas is a         Mr. Thomas is a director and
Federal Home Loan    2004           of Federal Home Loan Bank of        director or trustee     chairman of the Finance Committee
Bank of Chicago                     Chicago (since 2004). Mr. Thomas    of four investment      for Evanston Northwestern
111 East Wacker                     was an independent financial        companies (consisting   Healthcare. He is also a vice
Drive                               advisor (2001-2004). He was a       of 42 portfolios) for   president of the Board of Trustees
Chicago, Illinois                   managing director of Lazard         which UBS Global AM     for Mid-Day Club.
60601                               Freres & Co. (1995 to 2001).        or one of its
Age: 54                                                                 affiliates serves as
                                                                        investment advisor,
                                                                        sub-advisor or
                                                                        manager.

OFFICERS

                                        POSITION
                                       HELD/TERM/
     NAME, ADDRESS                        TIME                                          PRINCIPAL OCCUPATION(S)
        AND AGE                          SERVED                                           DURING PAST 5 YEARS
-----------------------      --------------------------------       ----------------------------------------------------------------
W. Douglas Beck**; 37        Vice President                         Mr. Beck is an executive director and head of product management
                             since 2003                             of UBS Global AM (since 2002). From March 1998 to November 2002, he held various positions at Merrill Lynch, the most recent being first vice president and co-manager of the Managed
                                                                    Solutions Group. Mr. Beck is vice president of 20 investment companies (consisting of 75 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor,
                                                                    sub-advisor or manager.

Rose Ann Bubloski**; 36      Vice President and Assistant           Ms. Bubloski is an associate director and a senior manager of
                             Treasurer since 2004                   the mutual fund finance department of UBS Global AM.
                                                                    Ms. Bubloski is vice president and assistant treasurer of four investment companies (consisting of 42 portfolios) for which UBS
                                                                    Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

James Capezzuto**; 41        Vice President and Assistant           Mr. Capezzuto is director and associate general counsel at UBS
                             Secretary since 2004                   Global AM (since 2004). Prior to joining UBS Global AM he was senior vice president, senior compliance manager at Bank of
                                                                    America (from 2003-2004). Prior to that he was general counsel at Steinberg Priest & Sloane and prior to that he was director and senior counsel at Deutsche Asset Management (from
                                                                    1996-2002). Mr. Capezzuto is a vice president and assistant secretary of 20 investment companies (consisting of 75
                                                                    portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow**; 39         Vice President since                   Mr. Disbrow is a director and co-head of the mutual fund finance
                             2000 and Assistant Treasurer           department of UBS Global AM. Prior to November 1999, he was a
                             since 2004                             vice president of Zweig/ Glaser Advisers. Mr. Disbrow is a vice president and treasurer of 16 investment companies (consisting of 33 portfolios) and vice president and assistant treasurer of four investment companies (consisting of 42 portfolios) for which UBS Global AM or one of its affiliates serves as
                                                                    investment advisor, sub-advisor or manager.

Mark F. Kemper*; 47          Vice President and                     Mr. Kemper is general counsel of UBS Global Asset Management -
                             Secretary since 1999                   Americas region (since July 2004). Mr. Kemper also is an
                                                                    executive director of UBS Global AM and was its deputy general counsel from July 2001 to July 2004. He has been secretary of
                                                                    UBS Global AM (Americas) since 1999 and assistant secretary of
                                                                    UBS Global Asset Management Trust Company since 1993. Mr. Kemper is secretary of UBS Global AM (since 2004). Mr. Kemper is vice president and secretary of 20 investment companies (consisting of 75 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor, sub-advisor or manager.

                                        POSITION
                                       HELD/TERM/
     NAME, ADDRESS                        TIME                                          PRINCIPAL OCCUPATION(S)
        AND AGE                          SERVED                                           DURING PAST 5 YEARS
-----------------------      --------------------------------       ----------------------------------------------------------------
Joseph T. Malone**; 37       Vice President, Treasurer and          Mr. Malone is a director and co-head of the mutual fund finance
                             Principal Accounting Officer           department of UBS Global AM. From August 2000 through June 2001,
                             since 2004                             he was the controller at AEA Investors Inc. From March 1998 to
                                                                    August 2000, Mr. Malone was a manager within the investment management services practice of PricewaterhouseCoopers LLC. Mr.
                                                                    Malone is vice president and assistant treasurer of 16
                                                                    investment companies (consisting of 33 portfolios) and vice president, treasurer and principal accounting officer of four investment companies (consisting of 42 portfolios) for which UBS
                                                                    Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill**; 42          Vice President and Chief               Mr. McGill is an executive director and chief compliance officer
                             Compliance Officer since 2004          at UBS Global AM and UBS Global Asset Management (US) Inc.
                                                                    (since 2003). Prior to joining UBS Global AM he was Assistant
                                                                    General Counsel, J.P. Morgan Investment Management (from
                                                                    1999-2003). Mr. McGill is a vice president and chief compliance officer of 20 investment companies (consisting of 75 portfolios)
                                                                    for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph A. Varnas**; 37       President                              Mr. Varnas is a managing director (since March 2003), global
                             since 2003                             head of information technology and operations (since March 2004)
                                                                    and head of product management - Americas (since November 2002)
                                                                    of UBS Global AM. He was head of technology of UBS Global AM from November 2002 to March 2004. From 2000 to 2001, he was manager of product development in Investment Consulting Services at UBS Financial Services Inc. Mr. Varnas was a senior analyst in the Global Securities Research and Economics Group at Merrill
                                                                    Lynch from 1995 to 1999. Mr. Varnas is president of 20
                                                                    investment companies (consisting of 75 portfolios) for which UBS
                                                                    Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Keith A. Weller**; 43        Vice President and Assistant           Mr. Weller is a director and associate general counsel of UBS
                             Secretary since 2003                   Global AM. Mr. Weller is a vice president and assistant
                                                                    secretary of 20 investment companies (consisting of 75
                                                                    portfolios) for which UBS Global AM or one of its affiliates serve as investment advisor, sub-advisor or manager.

(1) Each Trustee holds office for an indefinite term.
* This person's business address is One North Wacker Drive, Chicago, IL 60606. ** This person's business address is 51 West 52nd Street, New York, NY
    10019-6114.

[UBS LOGO]

                                                                     Presorted
                                                                     Standard
                                                                    U.S. Postage
UBS GLOBAL ASSET MANAGEMENT                                            PAID
One North Wacket Drive                                             Smithtown, NY
Chicago, Illinois 60606                                              Permit 700

ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a "Code of Conduct" to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board has determined that the following person serving on the registrant's Audit Committee is an "audit committee financial expert" as defined in item 3 of Form N-CSR: J. Mikesell Thomas. Mr. Thomas is independent as defined in item 3 of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a)  AUDIT FEES:
              For the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $368,250 and $345,400, respectively.

              Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

         (b)  AUDIT-RELATED FEES:
              In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $16,500 and $16,500, respectively, which includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

              Fees included in the audit-related category are those associated with the reading and providing of comments on the 2004 and 2003 semiannual financial statements.

              There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

         (c)  TAX FEES:
              In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $84,100 and $89,500, respectively, which includes amounts related to tax services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

              Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for review of tax returns.

              There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

         (d)  ALL OTHER FEES:
              In each of the fiscal years ended December 31, 2004 and December 31, 2003, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

              Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

              There were no "all other fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

         (e)  (1)   AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES: The
                    registrant's Audit Committee must pre-approve all audit and non-audit services provided by the auditors relating to any series of the registrant's operations or financial reporting. Prior to the commencement of any audit or non-audit services, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

                    The registrant's Audit Committee has adopted a charter that, among other things, provides a framework for the Audit Committee's consideration of non-audit services by the registrant's auditors. The charter requires pre-approval of any non-audit services to be provided by the auditors to a series of the registrant when, without such pre-approval, the auditors would not be independent of the registrant under the applicable federal securities laws, rules or auditing standards. The charter also requires pre-approval of all non-audit services to be provided by the registrant's auditors to the registrant's investment adviser or any entity that it controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant whhen, without such pre-approval, the auditors would not be independent of the registrant under applicable federal securities laws, rules or auditing standards.

                    All non-audit services must be approved in advance of provision of the service either: (i) by resolution of the Audit Committee; (ii) by oral or written approval of the Chairman of the Audit Committee and one other Audit Committee member; or (iii) if the Chairman is unavailable, by oral or written approval of two other members of the Audit Committee.

         (e)  (2)   Services approved pursuant to paragraph (c)(7)(i)(C) of Rule
                    2-01of Regulation S-X:

                    AUDIT-RELATED FEES:
                    There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 on behalf of the registrant.

                    There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

                    TAX FEES:
                    There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 on behalf of the registrant.

                    There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

                    ALL OTHER FEES:
                    There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 on behalf of the registrant.

                    There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

         (f) According to E&Y, for the fiscal year ended December 31, 2004, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was less than 50%.

         (g) For the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate fees billed by E&Y of $206,600 and $497,500, respectively, for non-audit services rendered on behalf of the registrant ("covered"), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser ("non-covered") that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

                                                         2004           2003
                                                         ----           ----
              Covered Services                       $    100,600   $    106,000

              Non-Covered Services                   $    106,000   $    391,500

         (h) The registrant's audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
              (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Mr. Walter E. Auch, care of the Secretary of the registrant at UBS Global Asset Management (US) Inc., One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating and Corporate Governance Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

         (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

         (a) (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a "Code of Conduct") is incorporated by reference herein from Exhibit EX-99.CODE ETH to the registrant's Report on Form N-CSR filed March 10, 2004 (Accession Number: 0001047469-04-007233)(SEC
              File No. 811-09036).

         (a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

         (a) (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons - not applicable to the registrant.

         (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Relationship Funds

By:      /s/ Joseph A. Varnas
         --------------------
         Joseph A. Varnas
         President

Date:    March 4, 2005
         -------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:      /s/ Joseph A. Varnas
         ---------------------
         Joseph A. Varnas
         President

Date:    March 4, 2005
         -------------

By:      /s/ Joseph T. Malone
         ---------------------
         Joseph T. Malone
         Treasurer & Principal Accounting Officer

Date:    March 4, 2005
         -------------